As filed with the Securities and Exchange Commission on July 22, 2010

Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐
Post-Effective Amendment No. ☐

New Mountain Guardian Corporation

(Exact name of registrant as specified in charter)

787 7th Avenue, 48th Floor
New York, NY 10019
(212) 720-0300
(Address and telephone number,
including area code, of principal executive offices)

Robert A. Hamwee
Chief Executive Officer
New Mountain Guardian Corporation
787 7th Avenue, 48th Floor
New York, NY 10019
(Name and address of agent for service)

COPIES TO:

Stuart H. Gelfond, Esq. Jessica Forbes, Esq. Fried, Frank, Harris, Shriver & Jacobson LLP One New York Plaza New York, NY 10004 Tel: (212) 859-8000 Fax: (212) 859-4000	Steven B. Boehm, Esq. John J. Mahon, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, NW Washington, DC 20004 Tel: (202) 383-0100 Fax: (202) 637-3593

Approximate date of proposed public offering:  As soon as practicable after the effective date of this
Registration Statement.

           If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

           It is proposed that this filing will become effective (check appropriate box):

           ☐ when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee

Common Stock, $0.01 par value per share	$200,000,000	$14,260

(1)
Includes the underwriters' option to purchase additional shares.

(2)
Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

           The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION. DATED              , 2010

Shares

New Mountain Guardian Corporation

Common Stock

            This is an initial public offering of shares of common stock of New Mountain Guardian Corporation. Following this offering, we will be a holding company with no direct operations of our own, and our only business and sole asset will be our ownership of common membership units of New Mountain Guardian Holdings, L.L.C., or NMG LLC. NMG LLC will be an externally managed finance company managed by New Mountain Guardian Advisors BDC, L.L.C. and will be the operating company for our business. New Mountain Guardian Corporation and NMG LLC each intend to elect to be treated as business development companies under the Investment Company Act of 1940 prior to the completion of this offering.

            Our investment objective is to generate current income and capital appreciation through investments in debt securities at all levels of the capital structure, including first and second lien debt, unsecured notes and mezzanine securities.

            Following the completion of this offering and based on the mid-point of the range set forth herein, we will own approximately         % of the common membership units of NMG LLC and affiliates of New Mountain Capital, L.L.C. will own approximately         % of the common membership units of NMG LLC and approximately         % of our outstanding common stock, assuming no exercise of the underwriters' option to purchase additional shares.

            All of the                  shares of common stock offered in this offering are being sold by us. After giving effect to the formation transactions, the net asset value of our common stock on                , 2010 (the last date prior to the date of this prospectus on which net asset value was determined) was approximately $             per share on a fully diluted basis. Prior to this offering, there has been no public market for our common stock. It is currently estimated that the initial public offering price per share will be between $             and $             . We intend to apply to list our common stock on the New York Stock Exchange under the symbol "NMTG".

            Investing in our common stock is highly speculative and involves a high degree of risk. See "Risk Factors" beginning on page 29. This is an initial public offering, and there is no prior public market for our shares of common stock. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares of common stock trade at a discount to net asset value, it may increase the risk of loss for purchasers in this offering. Assuming an initial public offering price of $              per share (the mid-point of the range set forth on this cover), purchasers in this offering will experience immediate dilution of approximately $              per share on a fully diluted basis. See "Dilution" on page 81.

            This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by contacting us at 787 7th Avenue, 48th Floor, New York, NY 10019 or by telephone at (212) 720-0300 or on our website at www.newmountainguardian.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

            Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public Offering Price	$	$
Sales Load (Underwriting Discounts and Commissions)	$	$
Proceeds to us(1)(2)	$	$

(1)
All expenses of the offering, including the sales load, will be borne by NMG LLC. NMG LLC will incur approximately $        million of estimated expenses in connection with this offering. Stockholders will indirectly bear such expenses through our ownership of common membership units of NMG LLC.

(2)
To the extent that the underwriters sell more than                          shares of our common stock, the underwriters have the option to purchase up to an additional                          shares of our common stock at the initial public offering price, less the sales load, within 30 days of the date of this prospectus. If the underwriters exercise this option in full, the total price to the public, sales load and proceeds to us will be $             , $             and $             , respectively. If the underwriters exercise their option to purchase additional shares of our common stock, we will use the proceeds from the exercise of this option to purchase additional common membership units of NMG LLC.

The underwriters expect to deliver the shares against payment in New York, New York on or about                , 2010.

Goldman, Sachs & Co.	Wells Fargo Securities

Prospectus dated                                        , 2010.

          You should rely on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. To the extent required by law, we will amend or supplement the information contained in this prospectus to reflect any material changes to such information subsequent to the date of the prospectus and prior to the completion of the offering pursuant to this prospectus.

PROSPECTUS SUMMARY

          This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk Factors" and the other information included in this prospectus.

          In this prospectus, unless the context otherwise requires, references to:

  •
  "New Mountain Guardian" refers to New Mountain Guardian Corporation, a Delaware corporation, which was incorporated on June 29, 2010 in preparation for this offering;

  •
  "NMG LLC" refers to New Mountain Guardian Holdings, L.L.C., formerly known as New Mountain Guardian (Leveraged), L.L.C., a Delaware limited liability company, which will be the operating company for our business, and in which New Mountain Guardian will acquire common membership units in connection with this offering. NMG LLC was formed by New Mountain Capital, L.L.C. in October 2008 as a subsidiary of New Mountain Guardian AIV, L.P., or "Guardian AIV", and a co-investment vehicle, New Mountain Guardian Partners, L.P., or "Guardian Partners", was formed in February 2009. Guardian AIV and Guardian Partners are referred to collectively as the "Guardian Entities";

  •
  "Guardian AIV Holdings" refers to New Mountain Guardian AIV Holdings Corporation, a Delaware corporation which was incorporated on                , 2010, of which Guardian AIV will be the sole stockholder;

  •
  "New Mountain Guardian Advisors" or the "Investment Advisor" refers to New Mountain Guardian Advisors BDC, L.L.C., NMG LLC's investment advisor;

  •
  "New Mountain Guardian Administration" or the "Administrator" refers to New Mountain Guardian's and NMG LLC's administrator, New Mountain Guardian Administration, L.L.C.; and

  •
  "New Mountain" refers to the affiliated companies of New Mountain Capital, L.L.C.

          In connection with this offering, a series of formation transactions will be undertaken such that following this offering NMG LLC will own all of the existing assets, and will have assumed all of the existing liabilities, of the Guardian Entities. Except where the context suggests otherwise, references to the "Company", "we", "us" and "our" refer to New Mountain Guardian together with NMG LLC, including the combined operations of the Guardian Entities prior to and after the completion of the formation transactions.

The Company

          New Mountain Guardian will be a holding company with no direct operations of its own, and its only business and sole asset will be its ownership of common membership units of NMG LLC, the operating company for our business. NMG LLC will be an externally managed finance company, which will own all of the existing assets, and will have assumed all of the existing liabilities, of the Guardian Entities following this offering. Following the completion of this offering and based on the mid-point of the range set forth on the cover of this prospectus, New Mountain Guardian will own approximately         % and Guardian AIV will indirectly own through Guardian AIV Holdings approximately         % of the common membership units of NMG LLC and Guardian Partners will own approximately         % of New Mountain Guardian's outstanding common stock, assuming no exercise of the underwriters' option to purchase additional shares.

          Our investment strategy, developed by the Investment Advisor, is to invest through NMG LLC primarily in the debt of companies that the Investment Advisor believes are high quality, defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) opportunities for niche market dominance. The Investment Advisor, through its relationship with New Mountain, already has access to proprietary research and operating insights into many of the companies and industries that meet this template.

          NMG LLC will be externally managed by New Mountain Guardian Advisors, a wholly-owned subsidiary of New Mountain, a private equity firm with a track record of investing in the middle market and with assets under management (which includes amounts committed, not all of which have been drawn down and invested to date) totaling more than $8.5 billion as of March 31, 2010. New Mountain focuses on investing in high quality, defensive growth companies across its private equity, public equity and credit investment vehicles. NMG LLC was formed as a subsidiary of Guardian AIV by New Mountain in October 2008. Guardian AIV was formed through an allocation of approximately $300 million of the $5.1 billion of commitments supporting New Mountain Partners III, L.P., or "Fund III", a private equity fund managed by New Mountain, and in February 2009 New Mountain formed a co-investment vehicle, Guardian Partners, comprising $20 million of commitments.

          Since the commencement of the Guardian Entities' operations in October 2008 through March 31, 2010, approximately $353 million has been invested in 34 companies and total realized and unrealized gains and investment income of approximately $153 million have been earned with an average holding period of seven months. Going forward, we intend to target investments that we believe are capable of yielding a total asset level unlevered return of 10% to 15%, which we view to be an attractive risk adjusted return in normal credit markets. There can be no assurance that targeted returns will be achieved on our investments as they are subject to risks, uncertainties and other factors, some of which are beyond our control, including market conditions. See "Risk Factors — Risks Relating to Our Investments".

          The following charts summarize our portfolio mix by industry and type based on the fair value of our investments as of March 31, 2010, as determined by an affiliated investment advisor (rounded to the nearest whole number).

By Industry	By Type of Investment

          As of March 31, 2010, our portfolio had a fair value of approximately $285 million in 26 portfolio companies and had a weighted average Yield to Maturity of approximately 11.5%. For purposes of this prospectus, references to "Yield to Maturity" assume that the investments in our portfolio as of a certain date, the "Portfolio Date", are purchased at fair value on that date and held until their respective maturities with no prepayments or losses and are exited at par at maturity. These references also assume that unfunded revolvers remain undrawn. Interest income is assumed to be received quarterly for all debt securities. For floating rate debt securities, the interest rate is calculated by adding the spread to the projected three-month LIBOR at each respective quarter, which is determined based on the forward three-month LIBOR curve per Bloomberg as of the Portfolio Date. This calculation excludes the impact of existing leverage. The actual yield to maturity may be higher or lower due to the future selection of LIBOR contracts by the individual companies in our portfolio or other factors. Since inception, the Guardian Entities have not experienced any payment defaults or credit losses on our portfolio investments.

          We intend to find and analyze investment opportunities by utilizing the experience of the Investment Advisor's investment professionals. Business and industry due diligence on a targeted investment opportunity is led by a team of investment professionals at the Investment Advisor that generally consists of three to seven individuals, typically based on their relevant company and/or industry specific knowledge, drawn from New Mountain's deep pool of approximately 80 staff members, including approximately 50 investment professionals (including 11 managing directors and 12 senior advisors) as well as nine finance and operational professionals. This is generally the same team structure and due diligence process that is used to underwrite an acquisition of an entire company by New Mountain's private equity fund. Key elements of the team's underwriting process include determining the attractiveness of the target's business model and developing a forecast of its likely operating and financial performance. Team members have diverse backgrounds in investment management, investment banking, consulting and operations. We believe the presence within New Mountain of numerous former CEOs and other senior operating executives, and their active involvement in our underwriting process, combined with New Mountain's experience as a majority stockholder owning and directing a wide range of businesses and overseeing operating companies in the same or related industries, is a key differentiator versus typical debt investment vehicles.

          We expect to primarily target loans to, and invest in, U.S. middle market businesses, a market segment we believe will continue to be underserved by other lenders. We define middle market businesses as those businesses with annual EBITDA between $20 million and $200 million. We expect to make investments through both primary originations and open-market secondary purchases. Our investment objective is to generate current income and capital appreciation through investments in debt securities at all levels of the capital structure, including first and second lien debt, unsecured notes and mezzanine securities, which we refer to as "Target Securities". We believe our focus on investment opportunities with contractual current interest payments should allow us to provide New Mountain Guardian stockholders with consistent dividend distributions and attractive risk adjusted total returns. Our investments may also include equity interests such as preferred stock, common stock, warrants or options received in connection with our debt investments. In some cases, we may invest directly in the equity of private companies. Our investments are intended to generally range in size between $10 million and $50 million, although this investment size may vary proportionately as the size of NMG LLC's capital base changes. From time to time, we may also invest through NMG LLC in other types of investments, which are not our primary focus, to enhance the overall return of the portfolio. These investments may include, but are not limited to, distressed debt and related opportunities.

          NMG LLC is party to a five-year secured credit facility with Wells Fargo Bank, N.A. This credit facility, which matures on October 21, 2014, will survive this offering and provides for borrowings up to $120 million. Unlike many credit facilities for business development companies, the amount available under this credit facility is not subject to reduction as a result of mark to market fluctuations in our portfolio investments. As of March 31, 2010, $67.1 million was outstanding under the credit facility. NMG LLC has used borrowings under the credit facility to purchase the senior secured loans and bonds that constitute a portion of our current portfolio. NMG LLC expects to continue to finance our investments using both debt and equity, including proceeds from equity issued by New Mountain Guardian, which would be contributed to NMG LLC.

New Mountain

          New Mountain manages private equity, public equity and debt investments with aggregate assets under management (which includes amounts committed, not all of which have been drawn down and invested to date) totaling more than $8.5 billion as of March 31, 2010.

          New Mountain's first private equity fund, the $770 million New Mountain Partners, L.P., or "Fund I", began its investment period in January 2000. New Mountain's second private equity fund, the $1.6 billion New Mountain Partners II, L.P., or "Fund II", began its investment period in January 2005. New Mountain's third private equity fund, Fund III, with over $5.1 billion of aggregate commitments, began its investment period in August 2007. New Mountain manages public equity portfolios of approximately $1.5 billion through New Mountain Vantage Advisers, L.L.C., which is designed to apply New Mountain's established strengths toward non-control positions in the U.S. public equity markets generally. New Mountain manages its debt portfolio through NMG LLC, and NMG LLC is currently New Mountain's only vehicle focused primarily on investing in the Target Securities.

          New Mountain's mission is to be "best in class" in the new generation of investment managers as measured by returns, control of risk, service to investors and the quality of the businesses in which New Mountain invests. All of New Mountain's efforts emphasize intensive fundamental research and the proactive creation of proprietary investment advantages in carefully selected industry sectors. New Mountain is a generalist firm but has developed particular competitive advantages in what New Mountain believes to be particularly attractive sectors, such as education, healthcare, logistics, business and industrial services, federal IT services, media, software, insurance, consumer products, financial services and technology, infrastructure and energy. New Mountain is focused on systematically establishing expertise in new sectors in which it believes it will have a competitive advantage over time.

          New Mountain is led by 11 managing directors who have over 200 combined years of debt and equity investment experience. The managing directors are supported by New Mountain's team of approximately 40 additional investment professionals (including 12 senior advisors) as well as nine finance and operational professionals.

          New Mountain believes that its funds rank among the highest returning private equity funds of their vintage years with Fund I (2000 vintage year) ranking in the second quartile, Fund II (2005 vintage year) ranking in the first quartile and Fund III (2007 vintage year) ranking in the second quartile of the applicable vintage years, based on reports by Cambridge Associates, LLC and Ventures Economics. This data is based on sample sizes from Cambridge Associates, LLC of 53, 45, and 44 funds and from Venture Economics of 44, 19 and 13 funds for the respective vintage years. In addition, in 2004 and 2007, New Mountain was named "North American Mid-Market Firm of the Year" by Private Equity International. New Mountain has also consistently been named a finalist for "Buyout Firm of the Year" by Buyouts Magazine, having been named one of four finalists for 2009 and 2008 and one of five finalists in 2007. To date, New Mountain has never experienced a bankruptcy of any of its portfolio companies in its private equity efforts or efforts with respect to the Guardian Entities' business.

New Mountain Guardian Advisors

          New Mountain Guardian will be a holding company with no direct operations of its own, and its only business and sole asset will be its ownership of common membership units of NMG LLC. NMG LLC will be externally managed and advised by the Investment Advisor, New Mountain Guardian Advisors, a wholly-owned subsidiary of New Mountain. New Mountain Guardian Advisors will manage NMG LLC's day-to-day operations and provide it with investment advisory and management services. In particular, New Mountain Guardian Advisors will be responsible for identifying attractive investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments. Neither New Mountain Guardian nor NMG LLC currently has or will have any employees. The Investment Advisor is supported by approximately 80 New Mountain staff members, including approximately 50 investment professionals (including 11 managing directors and 12 senior advisors) as well as nine finance and operational professionals. These individuals will allocate a portion of their time in support of the Investment Advisor based on their particular expertise as it relates to a potential investment opportunity.

          The Investment Advisor has an investment committee comprised of five members, including Steven Klinsky, Robert Hamwee, Adam Collins, Douglas Londal and Alok Singh. The investment committee will be responsible for approving all of our investments above $5 million. The investment committee will also monitor investments in our portfolio and approve all asset dispositions above $5 million. Investments and dispositions below $5 million may be approved by NMG LLC's Chief Executive Officer. These approval thresholds may change over time. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Advisor's investment committee, which includes expertise in private equity, primary and secondary leveraged credit, private mezzanine finance and distressed debt.

Recent Developments

Estimated Net Asset Value

          New Mountain Guardian's                , 2010 unaudited net asset value per share is estimated to be $             on an as adjusted basis reflecting the formation transactions and its expected         % ownership in NMG LLC (based on the mid-point of the range set forth on the cover of this prospectus). On                , 2010, NMG LLC's board of directors approved the fair value of our portfolio investments as of                 , 2010 in accordance with NMG LLC's valuation policy and estimated NMG LLC's unaudited net asset value per unit to be $             . NMG LLC's                , 2010 net asset value estimate is based on this board-approved fair value of our portfolio investments as well as other factors, including expected investment income earned on the portfolio. The                          in net asset value from March 31, 2010 to                , 2010 is primarily due to additional purchases and sales of portfolio investments since March 31, 2010,                          of our portfolio investments and NMG LLC's retained investment income. See "Determination of Net Asset Value".

Distributions/Contributions

          For the period from March 31, 2010, to                , 2010, the Guardian Entities received contributions of $        million and made distributions of $        million to the partners of the Guardian Entities.

          New Mountain Guardian's first quarterly distribution, which it expects will be payable in                          2010, is expected to be between $             and $             per share. The actual amount of such distribution, if any, remains subject to approval by New Mountain Guardian's board of directors, and there can be no assurance that any distribution paid will fall within such range. In addition, because New Mountain Guardian will be a holding company, it will only be able to pay distributions on its common stock from distributions received from NMG LLC. NMG LLC intends to make distributions to its members that will be sufficient to enable New Mountain Guardian to pay quarterly distributions to its stockholders and to obtain and maintain its status as a regulated investment company, or "RIC", under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). New Mountain Guardian intends to distribute to its stockholders substantially all of its annual taxable income, except that it may retain certain net capital gains for reinvestment in common membership units of NMG LLC.

Recent Portfolio Activity

          From March 31, 2010 to June 30, 2010, the Guardian Entities purchased seven investments in six portfolio companies, totaling approximately $53.6 million and sold seven investments in seven portfolio companies, totaling approximately $27.2 million.

          Set forth below are the purchases and sales between March 31, 2010 and June 30, 2010:

Purchases

Name / Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)(2)	Maturity	Yield to Maturity(2)	% of Class Held(2)	Par Amount	Purchase Amount
							(unaudited) (in thousands)

CDW LLC (f/k/a CDW Corporation)
200 N. Milwaukee Ave.			4.35%
Vernon Hlls, IL 60061	Distribution	First lien	(L+400/M)	10/10/2014	10.4%	0.1%	$2,000	$1,725
Learning Care Group (US), Inc.(3)
21333 Haggerty Rd., Suite 300		First lien	12.00%	4/27/2016	12.9%	8.7%	$17,368	$17,021
Novi, MI 48375	Education	Subordinated	15.00% (PIK)	6/30/2016	16.3%	4.8%	$2,632	$2,579
Merge Healthcare Inc.
6737 W. Washington St.,
Suite 2250	Healthcare
Milwaukee, WI 53214	Services	First lien	11.75%	5/1/2015	13.1%	5.5%	$11,000	$10,699
Ozburn-Hessey Holding Company LLC
7101 Executive Center Drive, Suite 333			10.50%
Brentwood, TN 37027	Logistics	Second lien	(L+850/Q)	10/8/2016	13.0%	8.0%	$6,000	$5,865
SSI Investments II Limited
107 Northeastern Blvd.
Nashua, NH 03062	Education	First lien	11.13%	6/1/2018	11.7%	2.3%	$7,000	$6,954
Trident Exploration Corp.
1000, 444 – 7 Avenue SW			12.50%
Calgary, Alberta T2P 0X8	Energy	First lien	(L+950/Q)	6/30/2014	14.1%	2.2%	$9,000	$8,750

Total							$55,000	$53,593

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR or the Prime Rate and which resets quarterly (Q) or monthly (M).

(2)
The percentage shown is as of the purchase date of the investment.

(3)
After giving effect to the purchases and sales, Learning Care Group, Inc. would have represented greater than 5% of NMG LLC's total assets as of March 31, 2010 on a pro forma basis. Learning Care is a for-profit provider of early childhood education, development and care services in the United States. Learning Care operates a portfolio of five well-established brands: Childtime™, Tutor Time®, The Children's Courtyard™, La Petite Academy® and Montessori Unlimited®. Learning Care has licensed capacity of approximately 159,500 students across 1,061 schools.

Sales

Name / Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Par Amount	Sale Amount	$s Invested(2)
						(unaudited) (in thousands)
Berry Plastics Holding
Corporation
101 Oakley Street
Evansville, IN 47710	Packaging	First lien	2.26% (L+200/Q)	4/3/2015	$3,909	$3,696	$2,613
Brand Energy &
Infrastructure Services, Inc.
1325 Cobb International Dr,
Ste. A-1
Kennesaw, GA 30152	Industrial Services	First lien	3.56% (L+325/Q)	2/7/2014	$4,989	$4,849	$3,112
Catalent Pharma
Solutions, Inc.
14 Schoolhouse Road
Somerset, NJ 08873	Healthcare Products	First lien	2.50% (L+225/M)	4/10/2014	$6,000	$5,705	$3,870
CRC Health Corporation
20400 Stevens Creek
Boulevard, 6th Floor
Cupertino, CA 95014	Healthcare Facilities	First lien	2.54% (L+225/Q)	2/6/2013	$4,000	$3,840	$2,700
RGIS Services LLC
2000 East Taylor Rd.
Auburn Hills, MI 48326	Business Services	First lien	2.79% (L+250/Q)	4/30/2014	$2,000	$1,900	$1,131
Sabre Holdings
3150 Sabre Drive
Southlake, TX 76092	Information Technology	First lien	2.25% (L+200/Q)	9/30/2014	$1,982	$1,873	$1,496
Sheridan Holdings, Inc.
1613 N. Harrison Parkway,
Ste. 200
Sunrise, FL 33323	Healthcare Services	First lien	2.50% (L+225/Q)	6/13/2014	$5,660	$5,369	$3,790

Total					$28,540	$27,232	$18,712

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR or the Prime Rate and which resets quarterly (Q) or monthly (M). For each debt investment, the interest rate in effect as of March 31, 2010 is provided.

(2)
Excludes fees.

          After giving effect to the purchases and sales between March 31, 2010 and June 30, 2010 above, our pro forma weighted average Yield to Maturity as of June 30, 2010 would have been 11.8% consisting of: (1) 6.1% cash interest based on LIBOR as of June 30, 2010, (2) an additional 0.9% representing the impact of using the forward three-month LIBOR curve on an asset by asset basis, (3) 1.7% current PIK interest and (4) 3.1% accretion of market discount.

          In addition, in May 2010, NMG LLC's $20.0 million undrawn bridge commitment to an affiliate of SkillSoft Public Limited Company was reduced to zero as a result of the permanent high yield financing secured by its affiliate, SSI Investments II Limited, noted above in which NMG LLC acquired approximately $7.0 million of the permanent financing. In June 2010, NMG LLC acquired a $15.0 million undrawn bridge commitment to inVentiv Health, Inc.

 Competitive Advantages

          We believe that we have the following competitive advantages over other capital providers to middle market companies:

Proven and Differentiated Investment Style With Areas of Deep Industry Knowledge

          In making its investment decisions, the Investment Advisor intends to apply New Mountain's long-standing, consistent investment approach that has been in place since its founding more than 10 years ago. We expect to focus on non-distressed companies in less well followed defensive growth niches of the middle market space where we believe few debt funds have built equivalent research and operational size and scale. The Investment Advisor has a particular emphasis on middle market companies where it believes research scale is often most difficult to achieve, debt financing terms may be most attractive and debt market opportunities may be greatest.

          We expect to benefit directly from New Mountain's private equity investment strategy that seeks to identify attractive investment sectors from the top down and then works to become a well positioned investor in these sectors. New Mountain focuses on companies and end markets with sustainable strengths in all economic cycles, particularly ones that are defensive in nature, that are non-cyclical and can maintain pricing power in the midst of a recessionary and/or inflationary environment. New Mountain focuses on companies within sectors in which it has significant expertise (examples include federal services, software, education, niche healthcare, business services, energy and logistics) while typically avoiding investments in companies with end markets that are highly cyclical, face secular headwinds, are overly-dependent on consumer demand or are commodity-like in nature.

          In making its investment decisions, the Investment Advisor has adopted the approach of New Mountain, which is based on three primary investment principles:

  1.
  A generalist approach, combined with proactive pursuit of the highest quality opportunities within carefully selected industries, identified via an intensive and structured ongoing research process;

  2.
  Emphasis on strong downside protection and strict risk controls; and

  3.
  Continued search for superior risk adjusted returns, combined with timely, intelligent exits and outstanding return performance.

Established Team and Platform

          The Investment Advisor will be supported by an experienced team of approximately 80 New Mountain staff members, including approximately 50 investment professionals (including 11 managing directors and 12 senior advisors) as well as nine finance and operational professionals, drawn from the nation's leading private equity, public equity, debt investment, consulting and accounting firms, including senior-level corporate and operating executives. The Investment Advisor's investment professionals are actively involved in the underwriting of debt investments and are responsible for the diligence and monitoring of the credits. We believe these investment professionals provide the Investment Advisor with a competitive advantage in identifying, investing in and monitoring our investments. The Investment Advisor also has access to teams of operating managers at New Mountain's private equity portfolio companies, consultants on retainer, legal and accounting teams, a management advisory board, directors at portfolio companies and others. We believe the quality and depth of the Investment Advisor's investment professionals distinguishes us from other debt investment funds of similar target investment size.

          Many of the debt investments that we have made to date have been in the same companies with which New Mountain has already conducted months of intensive acquisition due diligence related to potential private equity investments. We believe that private equity underwriting due diligence is usually more robust than typical due diligence for loan underwriting. In its underwriting of debt investments, the Investment Advisor is able to utilize the research and hands-on operating experience that New Mountain's private equity underwriting teams possess regarding the individual companies and industries. Additionally, the Investment Advisor is also able to utilize its relationships with operating management teams and other private equity sponsors. We believe this will differentiate us from many of our competitors.

Experienced Management Team

          The Investment Advisor's team members have extensive experience in the leveraged lending space. For example, Steven Klinsky, New Mountain's Founder and Chief Executive Officer, was a general partner of the manager of debt and equity funds, totaling multiple billions of dollars at Forstmann Little & Co. in the 1980s and 1990s. He was also a co-founder of Goldman, Sachs & Co.'s Leverage Buyout Group in the period from 1981 to 1984. Robert Hamwee, Managing Director of New Mountain, was formerly President of GSC Group, Inc., or "GSC", which oversaw $22 billion in debt funds, was the portfolio manager of GSC's distressed debt funds and led the development of GSC's CLOs. Douglas Londal, Managing Director of New Mountain, was previously co-head of Goldman, Sachs & Co.'s U.S. mezzanine debt team. Alok Singh, Managing Director of New Mountain, has extensive experience structuring debt products as a long-time partner at Bankers Trust Company.

Significant Sourcing Capabilities and Relationships

          We believe the Investment Advisor's ability to source attractive investment opportunities is greatly aided by both New Mountain's historical and current reviews of private equity opportunities in the business segments we target. To date, a significant majority of the investments we have made through NMG LLC are in the debt of companies and industry sectors we first identified and reviewed in connection with New Mountain's private equity efforts, and the majority of our current pipeline reflects this as well. Furthermore, the Investment Advisor's investment professionals have deep and longstanding relationships in both the private equity sponsor community and the lending/agenting community which they have and will continue to utilize to generate investment opportunities.

Risk Management through Various Cycles

          New Mountain has emphasized tight control of risk since its inception and long before the recent global financial distress began. To date, New Mountain has never experienced a bankruptcy of any of its portfolio companies in its private equity efforts or efforts with respect to the Guardian Entities' business. The Investment Advisor will seek to emphasize tight control of risk with our investments in several important ways, consistent with New Mountain's historical approach. In particular, the Investment Advisor intends to:

  •
  Emphasize the origination of debt in companies that the Investment Advisor believes are high quality, defensive growth companies, which are less likely to be dependent on macro-economic cycles;

  •
  Target investments in companies that are preeminent market leaders in their own industries, and when possible, investments in companies that have strong management teams whose skills are difficult for competitors to acquire or reproduce; and

  •
  Emphasize capital structure seniority in the Investment Advisor's underwriting process.

Access to Non Mark to Market, Seasoned Leverage Facility

          We believe NMG LLC's existing credit facility provides us with a substantial amount of capital for deployment into new investment opportunities. In addition, unlike many credit facilities for business development companies, the amount available under the credit facility is not subject to reduction as a result of mark to market fluctuations in our portfolio investments. Since October 2009, leverage has been used to increase return on equity, and NMG LLC intends to continue to use leverage after the completion of this offering, subject to the restrictions on leverage under the Investment Company Act of 1940, or the "1940 Act". The credit facility, pursuant to which NMG LLC is able to borrow up to $120 million, matures on October 21, 2014.

Market Opportunity

          We believe that the size of the market for Target Securities, coupled with the demands of middle market companies for flexible sources of capital at competitive terms and rates, create an attractive investment environment for us.

  •
  The leverage finance market has a high level of financing needs over the next several years due to significant bank debt maturities.  We believe that the large dollar volume of loans that need to be refinanced will present attractive opportunities to invest capital in a manner consistent with our stated objectives.

Outstanding Loans by Year of Maturity

Source: Standard & Poor's LCD.
  •
  Middle market companies continue to face difficulties in accessing the capital markets.  We believe opportunities to serve the middle market will continue to exist. While many middle market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult in recent years as institutional investors have sought to invest in larger, more liquid offerings. In addition, many private finance companies and hedge funds have reduced their middle market lending activities due to decreased availability of financing.

  •
  Consolidation among commercial banks has reduced the focus on middle market lending.  We believe that many traditional bank lenders to middle market businesses have either exited or de-emphasized their service and product offerings in the middle market. These traditional lenders have instead focused on lending and providing other services to large corporate clients. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

FDIC-Insured Institutions

Source: FDIC.
Note: Data as of March 31, 2010.
  •
  Attractive pricing.  Reduced access to, and availability of, debt capital typically increases the interest rates, or pricing, of loans for middle-market lenders. Recent primary debt transactions in this market typically have included meaningful upfront fees, prepayment protections and, in some cases, warrants to purchase common stock, all of which should enhance the profitability of new loans to lenders.

Average Nominal Spread of Leveraged Loans	Average Discounted Spread of Leveraged Loans

Source: Standard & Poor's LCD and S&P/LSTA Leveraged Loan Index.	Source: Standard & Poor's LCD and S&P/LSTA Leveraged Loan Index.
  •
  Conservative deal structures.  As a result of the credit crisis, many lenders are requiring larger equity contributions from financial sponsors. Larger equity contributions create an enhanced margin of safety for lenders because leverage is a lower percentage of the implied enterprise value of the company.

Average Equity Contribution to Leveraged Buyouts (1987 – 4Q09)

Source: Standard & Poor's.
Note: Equity includes common equity and preferred stock as well as holding company debt and seller note proceeds downstreamed to the operating company as common equity. Rollover Equity prior to 1996 is not available. There were too few deals in 1991 to form a meaningful sample.
  •
  Large pool of uninvested private equity capital available for new buyouts.  We expect that private equity firms will continue to pursue acquisitions and will seek to leverage their equity investments with mezzanine loans and/or senior loans provided by companies such as ours.

North American Private Equity Available Capital

Source: Preqin data as of December 31, 2009.

Our History and Structure

          New Mountain Guardian was incorporated in Delaware on June 29, 2010. Prior to this offering, it did not engage in any activities, except in preparation for this offering, and it had no operations or assets. New Mountain currently owns the only issued and outstanding share of common stock of New Mountain Guardian. NMG LLC was formed as a subsidiary of Guardian AIV by New Mountain in October 2008. Guardian AIV was formed through an allocation of approximately $300 million of the $5.1 billion of commitments supporting Fund III, a private equity fund managed by New Mountain, and in February 2009 New Mountain formed a co-investment vehicle, Guardian Partners, comprising $20 million of commitments.

          The simplified diagram below depicts our current organizational structure prior to the structuring transactions contemplated by this offering:

          In connection with this offering, a series of formation transactions will be undertaken such that, following this offering, NMG LLC will own all of the existing assets, and will have assumed all of the existing liabilities, of the Guardian Entities. As a result of these transactions, Guardian AIV will indirectly own through its wholly-owned subsidiary, Guardian AIV Holdings, common membership units of NMG LLC, and Guardian Partners will own shares of New Mountain Guardian's common stock. New Mountain Guardian will enter into an acquisition agreement, or the "Acquisition Agreement", with NMG LLC, pursuant to which it will purchase from NMG LLC, with the gross proceeds of this offering,                            common membership units of NMG LLC (the number of common membership units will equal the number of shares of New Mountain Guardian's common stock sold in this offering) in connection with the completion of this offering. The per unit purchase price New Mountain Guardian will pay for the common membership units purchased pursuant to the Acquisition Agreement will be equal to the per share offering price at which New Mountain Guardian's common stock is sold pursuant to this offering. After the completion of this offering, New Mountain Guardian will be a holding company with no direct operations of its own, and its only business and sole asset will be its ownership of common membership units of NMG LLC. See "Formation Transactions and Related Agreements".

          Based on the mid-point of the range set forth on the cover of this prospectus, New Mountain Guardian will own approximately         % and Guardian AIV will indirectly own through Guardian AIV Holdings approximately         % of the common membership units of NMG LLC and Guardian Partners will own approximately         % of New Mountain Guardian's outstanding common stock, assuming no exercise of the underwriters' option to purchase additional shares. If the underwriters exercise this option to purchase additional shares of New Mountain Guardian's common stock, pursuant to the Acquisition Agreement, immediately thereafter New Mountain Guardian will acquire from NMG LLC an equivalent number of additional common membership units in exchange for the gross proceeds New Mountain Guardian receives upon exercise of the option.

          Prior to this offering, NMG LLC will calculate net asset value per unit of NMG LLC, the "cutoff NAV", as of                          , 2010, the "cutoff date". The cutoff NAV will be determined and approved by NMG LLC's board of directors and will be calculated consistent with its policies for determining net asset value. See "Determination of Net Asset Value". Consistent with these policies, an independent third party valuation firm will provide NMG LLC with valuation assistance with respect to each investment for which market quotations are not available. NMG LLC will accrue interest income and related expenses as of the cutoff date. The cutoff NAV calculation will be comprised of all the investments at fair value plus any interest income accruals, less any expense accruals through the cutoff date. NMG LLC will not accept any contributions from, nor make any distributions to, the Guardian Entities' limited partners from the cutoff date through the date of this offering.

          In addition, certain executives and employees of, and other individuals affiliated with, New Mountain have committed to purchase              shares of New Mountain Guardian's common stock in connection with the consummation of this offering. These shares will be sold at the same offering price paid by investors in this offering, before taking into account the underwriting discounts and commissions, in a private placement transaction exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. We refer to this transaction as the "concurrent private placement".

          The simplified diagram below depicts our summarized organizational structure immediately after the transactions described in this prospectus (assuming no exercise of the underwriters' option to purchase additional shares):

*
These common membership units are exchangeable into shares of New Mountain Guardian common stock on a one-for-one basis.

Operating and Regulatory Structure

          After the completion of this offering, New Mountain Guardian will be a closed-end, non-diversified management investment company that has elected to be treated as a business development company under the 1940 Act and it will have no material long-term liabilities. New Mountain Guardian's only business and sole asset will be its ownership of common membership units of NMG LLC. As a result, New Mountain Guardian will look to NMG LLC's assets for purposes of satisfying the requirements under the 1940 Act otherwise applicable to New Mountain Guardian. NMG LLC will be an externally managed, closed-end non-diversified management investment company that has elected to be treated as a business development company under the 1940 Act. As a business development company, NMG LLC will be required to maintain an asset coverage ratio, as defined in the 1940 Act, of at least 200%. See "Regulation".

          New Mountain Guardian intends to elect to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code, commencing with its taxable year ending on December 31, 2010. See "Material Federal Income Tax Considerations". As a RIC, New Mountain Guardian generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that it timely distributes to its stockholders as dividends if it meets certain source-of-income, distribution and asset diversification requirements. NMG LLC intends to make distributions to its members that will be sufficient to enable New Mountain Guardian to pay quarterly distributions to its stockholders and to obtain and maintain its status as a RIC. New Mountain Guardian intends to distribute to its stockholders substantially all of its annual taxable income, except that it may retain certain net capital gains for reinvestment in common membership units of NMG LLC.

Risk Factors

          An investment in New Mountain Guardian's common stock involves risk, including the risk of leverage and the risk that our operating policies and strategies may change without prior notice to New Mountain Guardian stockholders or prior stockholder approval. See "Risk Factors" and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of New Mountain Guardian's common stock. The value of NMG LLC's assets, as well as the market price of New Mountain Guardian's shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in New Mountain Guardian. Investing in New Mountain Guardian involves other risks, including the following:

  •
  We have a limited operating history;

  •
  We may not replicate the Guardian Entities' historical performance or the historical performance of other entities managed or supported by New Mountain;

  •
  There will be uncertainty as to the value of our portfolio investments because most of our investments are, and will continue to be, recorded at fair value. In addition, because New Mountain Guardian will be a holding company, its board of directors will have no control over the determinations of fair value of our investments, which will be determined by NMG LLC's board of directors;

  •
  Our ability to achieve our investment objective depends on key investment personnel of the Investment Advisor. If the Investment Advisor were to lose any of its key investment personnel, our ability to achieve our investment objective could be significantly harmed;

  •
  New Mountain Guardian, NMG LLC and the Investment Advisor do not have any prior experience managing a business development company or a RIC, which could adversely affect our business;

  •
  We operate in a highly competitive market for investment opportunities and may not be able to compete effectively;

  •
  NMG LLC will borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us;

  •
  Regulations governing the operations of business development companies will affect New Mountain Guardian's ability to raise additional equity capital as well as NMG LLC's ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies;

  •
  We may experience fluctuations in our annual and quarterly results due to the nature of our business;

  •
  NMG LLC's board of directors may change our investment objective, operating policies and strategies without prior notice or member approval, the effects of which may be adverse to your interest as a stockholder;

  •
  New Mountain Guardian will be subject to corporate-level federal income tax on all of its income if it is unable to qualify as a RIC under Subchapter M of the Code, which would have a material adverse effect on its financial performance;

  •
  New Mountain Guardian may not be able to pay you distributions on its common stock, its distributions to you may not grow over time and a portion of its distributions to you may be a return of capital for federal income tax purposes;

  •
  Our investments in portfolio companies may be risky, and we could lose all or part of our investment;

  •
  The lack of liquidity in our investments may adversely affect our business;

  •
  Economic recessions or downturns could impair our portfolio companies and harm our operating results;

  •
  Changes in interest rates may affect NMG LLC's cost of capital and net investment income;

  •
  New Mountain Guardian will be a holding company with no direct operations of its own, and will depend on distributions from NMG LLC to meet its ongoing obligations;

  •
  Any future exchange by Guardian AIV Holdings of common membership units of NMG LLC for shares of New Mountain Guardian's common stock would significantly dilute your voting power with respect to the election of New Mountain Guardian directors or other matters that require the approval of New Mountain Guardian stockholders only. In addition, the interests of the partners of Guardian AIV following such exchange by Guardian AIV Holdings may be adverse to your interests as stockholders and could limit your ability to influence the outcome of key transactions, including any change of control;

  •
  The market price of New Mountain Guardian's common stock may fluctuate significantly;

  •
  Prior to this offering, there has been no public market for New Mountain Guardian's common stock, and we cannot assure you that the market price of New Mountain Guardian's common stock will not decline following the offering;

  •
  We have not identified specific investments in which NMG LLC will invest the proceeds of this offering; and

  •
  Sales of substantial amounts of New Mountain Guardian's common stock in the public market may have an adverse effect on the market price of its common stock.

Company Information

          Our administrative and executive offices are located at 787 7th Avenue, 48th Floor, New York, New York 10019, and our telephone number is (212) 720-0300. We expect to establish a website at http://www.newmountainguardian.com upon completion of this offering. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Presentation of Historical Financial Information and Market Data

Historical Financial Information

          NMG LLC is considered to be New Mountain Guardian's predecessor for accounting purposes and the combined financial statements of New Mountain Guardian Holdings, L.L.C., formerly known as New Mountain Guardian (Leveraged), L.L.C., and New Mountain Guardian Partners, L.P. are NMG LLC's historical combined financial statements. Unless otherwise indicated, historical references contained in this prospectus in "Selected Financial and Other Data", "Capitalization", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Senior Securities", "Portfolio Companies" and our historical combined financial statements contained elsewhere in this prospectus, relate to NMG LLC.

Market Data

          Statistical and market data used in this prospectus has been obtained from governmental and independent industry sources and publications. We have not independently verified the data obtained from these sources, and we cannot assure you of the accuracy or completeness of the data. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus. See "Special Note Regarding Forward-Looking Statements".

THE OFFERING

Common Stock Offered by New Mountain Guardian	shares, excluding shares of common stock issuable pursuant to the option to purchase additional shares granted to the underwriters.
Concurrent Private Placement

Concurrently with the closing of this offering, New Mountain Guardian will sell              shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain in a separate private placement at the initial public offering price per share, before taking into account the underwriting discounts and commissions. New Mountain Guardian will receive the full proceeds of $              million from the sale of these shares, and no underwriting discounts or commissions will be paid in respect of these shares.

Common Stock to be Outstanding After this Offering

              shares (including              shares purchased in the concurrent private placement), excluding              shares of common stock issuable pursuant to the option to purchase additional shares granted to the underwriters. Guardian Partners will hold              shares of New Mountain Guardian's common stock following the completion of this offering.

Common Membership Units of NMG LLC to be Outstanding After this Offering

              common membership units (              common membership units if the option to purchase additional shares granted to the underwriters is exercised in full). Guardian AIV, indirectly through Guardian AIV Holdings, will hold              common membership units immediately after this offering.

Exchange Right

Guardian AIV Holdings, which is wholly-owned by Guardian AIV, will have the right to exchange all or any portion of its common membership units of NMG LLC for shares of New Mountain Guardian's common stock on a one-for-one basis. If, following the completion of the transactions described in this prospectus, Guardian AIV Holdings exercised its right to exchange its common membership units of NMG LLC, Guardian AIV, indirectly through Guardian AIV Holdings, would own approximately       % of all outstanding shares of New Mountain Guardian's common stock (or       % if the option to purchase additional shares granted to the underwriters was exercised in full). In addition, if exemptive relief is granted from the SEC to permit NMG LLC to pay 100%, on an after tax basis, of the incentive fee in common membership units of NMG LLC, the Investment Advisor will also have the right to exchange all or any portion of its common membership units so received for shares of New Mountain Guardian's common stock.
Use of Proceeds

We estimate that New Mountain Guardian will receive proceeds from the sale of common stock in this offering of approximately $              million, or approximately $             if the underwriters exercise their option to purchase additional shares in full, in each case assuming an initial public offering price of $             per share (the mid-point of the range set forth on the cover of this prospectus). New Mountain Guardian will use all of the proceeds from this offering as well as the proceeds from the concurrent private placement, to purchase from NMG LLC a number of common membership units equal to the number of shares of New Mountain Guardian's common stock sold in this offering and in the concurrent private placement at a price per unit equal to the public offering price per share. NMG LLC, in turn, will use a portion of these proceeds to pay the underwriting discounts and commissions and estimated expenses of this offering, and intends to use the remaining net proceeds from this offering for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus, to temporarily repay indebtedness (which will be subject to reborrowing), to pay New Mountain Guardian's and its operating expenses and distributions to its members and for general corporate purposes. Pending such use, NMG LLC will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of the investment. See "Use of Proceeds".

Proposed NYSE Symbol	"NMTG"
Investment Advisory Fees

New Mountain Guardian will not have an investment advisor. NMG LLC will pay the Investment Advisor a fee for its services under the Investment Management Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is payable quarterly in arrears and is calculated at an annual rate of 2% of NMG LLC's gross assets, which includes any borrowings for investment purposes, but excludes cash and cash equivalents for investment purposes. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of NMG LLC's "pre-incentive fee net investment income" for the immediately preceding quarter, subject to a preferred return, or "hurdle", and a "catch-up" feature. The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement) and will equal 20% of NMG LLC's realized capital gains, if any, on a cumulative basis from inception through the end of the year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. New Mountain Guardian and NMG LLC intend to seek exemptive relief from the SEC to permit NMG LLC to pay 100%, on an after tax basis, of the incentive fee in common membership units of NMG LLC having a total net asset value equal to the amount of the incentive fee, which common membership units will be exchangeable into shares of New Mountain Guardian's common stock on a one-for-one basis. There can be no assurance that this exemptive relief will be granted. If exemptive relief is not granted, NMG LLC will pay the entire incentive fee in cash. See "Investment Management Agreement".

Administrator

New Mountain Guardian Administration serves as the administrator for New Mountain Guardian and NMG LLC and arranges office space for us and provides us with office equipment and administrative services. New Mountain Guardian Administration also oversees our financial records, prepares reports to New Mountain Guardian's stockholders and NMG LLC's members and reports filed by us with the SEC, and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. NMG LLC will reimburse the Administrator for New Mountain Guardian's and NMG LLC's allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to New Mountain Guardian and NMG LLC under the Administration Agreement. See "Administration Agreement".

Lock-up Agreement

New Mountain Guardian, each of its officers, directors, and Guardian Partners have agreed with the underwriters, subject to certain exceptions, not to dispose of or hedge any shares of New Mountain Guardian's common stock or securities convertible into or exchangeable for shares of New Mountain Guardian's common stock during the period from the date of this prospectus continuing through the date 180 days after the date of this prospectus, except with the prior written consent of Goldman, Sachs & Co. and Wells Fargo Securities, LLC. Guardian AIV Holdings has also entered into a similar lock-up agreement that prevents the exchange of its common membership units of NMG LLC for up to 180 days after the date of this prospectus, subject to carve outs and an extension in certain circumstances. In addition, if New Mountain Guardian and NMG LLC receive exemptive relief from the SEC to permit us to pay 100%, on an after tax basis, of the incentive fee in common membership units of NMG LLC, any common membership units so received by the Investment Advisor will be subject to a 3-year lock-up agreement, pursuant to which, one-third of the common membership units received by the Investment Advisor will be released from the lock-up on an annual basis until the expiration of the 3-year lock-up period. See "Underwriting" and "Shares Eligible for Future Sale" for a discussion of certain transfer restrictions.

Distributions

New Mountain Guardian intends to pay quarterly distributions to its stockholders out of assets legally available for distribution, beginning with the first full quarter after the completion of this offering. The quarterly distributions, if any, will be determined by New Mountain Guardian's board of directors. The distributions New Mountain Guardian pays to its stockholders in a year may exceed its taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for federal income tax purposes. The specific tax characteristics of New Mountain Guardian's distributions will be reported to stockholders after the end of the calendar year. NMG LLC intends to make distributions to its members that will be sufficient to enable New Mountain Guardian to pay quarterly distributions to its stockholders. See "Distributions".

Taxation of New Mountain Guardian

New Mountain Guardian intends to elect to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code, commencing with its taxable year ending on December 31, 2010. As a RIC, New Mountain Guardian generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it timely distributes to its stockholders as dividends. To obtain and maintain its RIC status, New Mountain Guardian must meet specified source-of-income and asset diversification requirements and distribute annually to its stockholders at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. NMG LLC intends to make distributions to its members that will be sufficient to enable New Mountain Guardian to obtain and maintain its status as a RIC. See "Distributions" and "Material Federal Income Tax Considerations".

Taxation of NMG LLC

NMG LLC expects to be treated as a partnership for federal income tax purposes for as long as it has at least two members. As a result, NMG LLC will not itself be subject to federal income tax. Rather, each of NMG LLC's members, including New Mountain Guardian, will be required to take into account, for federal income tax purposes, its allocable share of NMG LLC's items of income, gain, loss, deduction and credit. See "Material Federal Income Tax Considerations".

Dividend Reinvestment Plan

New Mountain Guardian has adopted an "opt out" dividend reinvestment plan for its stockholders. As a result, if New Mountain Guardian declares a distribution, then your cash distributions will be automatically reinvested in additional shares of New Mountain Guardian's common stock, unless you specifically "opt out" of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of stock will be subject to the same federal income tax consequences as stockholders who elect to receive their distributions in cash. Cash distributions reinvested in additional shares of New Mountain Guardian's common stock will be automatically reinvested by New Mountain Guardian in additional common membership units of NMG LLC. See "Dividend Reinvestment Plan".

Trading at a Discount

Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that New Mountain Guardian's common stock may trade at a discount to its net asset value per share is separate and distinct from the risk that its net asset value per share may decline. New Mountain Guardian cannot predict whether its common stock will trade above, at or below net asset value.

License Agreement

New Mountain Guardian and NMG LLC have entered into a royalty-free license agreement with New Mountain, pursuant to which New Mountain has agreed to grant New Mountain Guardian and NMG LLC a non-exclusive license to use the name "New Mountain". See "License Agreement".

Leverage

We expect that NMG LLC will continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested by NMG LLC and therefore, indirectly, increases the risks associated with investing in shares of New Mountain Guardian's common stock. See "Risk Factors".

Anti-Takeover Provisions

New Mountain Guardian's and NMG LLC's respective boards of directors are divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures that we may adopt. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of New Mountain Guardian stockholders. See "Description of New Mountain Guardian's Capital Stock

— Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures".
Available Information

After completion of this offering, New Mountain Guardian will be required to file periodic reports, current reports, proxy statements and other information with the SEC. Unless and until exemptive relief is granted from the SEC, NMG LLC will also be required to file similar reports with the SEC. This information will be available at the SEC's public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC's website at http://www.sec.gov. The public may obtain information on the operation of the SEC's public reference room by calling the SEC at 800-SEC-0330. This information will also be available free of charge by contacting us at New Mountain Guardian Corporation, 787 7th Avenue, 48th Floor, New York, NY 10019, by telephone at (212) 720-0300, or on our website at http://www.newmountainguardian.com. The information on our website is not incorporated by reference into this prospectus.

          Unless otherwise indicated, all information in this prospectus reflects the consummation of the formation transactions described in "Formation Transactions and Related Agreements".

          A nominal amount of shares of New Mountain Guardian's common stock was outstanding prior to the completion of this offering. The number of shares of New Mountain Guardian's common stock to be outstanding after completion of this offering is based on                           shares of New Mountain Guardian's common stock to be sold in this offering and the concurrent private placement at the mid-point of the range set forth on the cover of this prospectus, and except where we state otherwise, the common stock information presented in this prospectus:

  •
  excludes              shares of New Mountain Guardian's common stock issuable upon exchange of common membership units of NMG LLC held by Guardian AIV Holdings upon exercise of its exchange rights, as described under "Formation Transactions and Related Agreements — Structure-Related Agreements — NMG LLC Agreement"; and

  •
  assumes no exercise by the underwriters of their option to purchase up to              additional shares of New Mountain Guardian's common stock.

FEES AND EXPENSES

          The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you", "New Mountain Guardian", "NMG LLC", or "us" or that "we", "New Mountain Guardian", or "NMG LLC" will pay fees or expenses, stockholders will indirectly bear such fees or expenses through New Mountain Guardian's investment in NMG LLC.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)		%(1)(2)
Offering expenses borne by us (as a percentage of offering price)		%(2)
Dividend reinvestment plan fees	—	(3)

Total stockholder transaction expenses (as a percentage of offering price)		%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fees		%(4)
Incentive fees payable under Investment Management Agreement		%(5)
Interest payments on borrowed funds		%(6)
Other expenses (estimated)		%(7)

Total annual expenses		%(8)

Example

          The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in New Mountain Guardian's common stock. In calculating the following expense amounts, we have excluded performance-based incentive fees, assumed that NMG LLC's borrowings and annual expenses would remain at the levels set forth in the table above and assumed that you would pay a sales load of         % (the underwriting discount and commission to be paid by NMG LLC with respect to common stock sold by New Mountain Guardian in this offering).

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

(1)
The underwriting discounts and commissions (sales load) with respect to the shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)
All expenses of this offering, including the sales load, will be borne by NMG LLC. NMG LLC will incur approximately $              million of estimated expenses in connection with this offering.

(3)
The expenses of the dividend reinvestment plan are included in "other expenses".

(4)
The base management fee under the Investment Management Agreement is based on NMG LLC's gross assets, which includes any borrowings for investment purposes, but excludes cash and cash equivalents for investment purposes. See "Investment Management Agreement".

(5)
Assumes that annual incentive fees earned by the Investment Advisor for the complete calendar year remain consistent with the incentive fees earned by the Investment Advisor

  during the quarter ended                    , 2010. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of NMG LLC's "Pre-Incentive Fee Net Investment Income" that exceeds a 2% quarterly (8% annualized) hurdle rate, subject to a "catch-up" provision measured at the end of each calendar quarter. The first part of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

    •
    no incentive fee is payable to the Investment Advisor in any calendar quarter in which NMG LLC's Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2%, or the hurdle.

    •
    100% of NMG LLC's Pre-Incentive Fee Net Investment Income with respect to that portion of the Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10% annualized) is payable to the Investment Advisor. We refer to this portion of NMG LLC's Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the "catch-up". The "catch-up" provision is intended to provide the Investment Advisor with an incentive fee of 20% on all of NMG LLC's Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when its Pre-Incentive Fee Net Investment Income exceeds 2.5% in any calendar quarter; and

    •
    20% of the amount of NMG LLC's Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10% annualized) is payable to the Investment Advisor (once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Investment Advisor).

  The second part of the incentive fee will equal 20% of our "Incentive Fee Capital Gains", which will equal NMG LLC's realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), commencing with the year ending December 31, 2010. New Mountain Guardian and NMG LLC intend to seek exemptive relief from the SEC to permit NMG LLC to pay 100%, on an after tax basis, of the incentive fee in common membership units of NMG LLC having a total net asset value equal to the amount of the incentive fee, which common membership units will be exchangeable into shares of New Mountain Guardian's common stock on a one-for-one basis. There can be no assurance that this exemptive relief will be granted. If exemptive relief is not granted, NMG LLC will pay the entire incentive fee in cash.

(6)
NMG LLC intends to borrow funds from time to time to make investments to the extent it determines that additional capital would allow it to take advantage of additional investment opportunities or if the economic situation is otherwise conducive to doing so. The costs associated with these borrowings are indirectly borne by New Mountain Guardian's stockholders through its investment in NMG LLC. As of March 31, 2010, $67.1 million was outstanding under the credit facility. For purposes of this section, we have assumed                    and have computed interest expense using                    . See "Senior Securities".

(7)
"Other expenses" are based on estimated amounts of New Mountain Guardian's and NMG LLC's expenses for the current fiscal year and include New Mountain Guardian's and NMG LLC's estimated overhead expenses, including payments by NMG LLC under the

  Administration Agreement based on the estimated allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to New Mountain Guardian and NMG LLC under the Administration Agreement. See "Administration Agreement".

(8)
Total annual expenses are based on estimated amounts for the current fiscal year. You will incur these fees and expenses indirectly through New Mountain Guardian's investment in NMG LLC.

          The example and the expenses in the tables above should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Management Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. If NMG LLC achieves sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, its expenses, and returns to New Mountain Guardian investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in New Mountain Guardian's dividend reinvestment plan will receive a number of shares of New Mountain Guardian's common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of New Mountain Guardian's common stock at the close of trading on the dividend payment date fixed by New Mountain Guardian's board of directors, which may be at, above or below net asset value. See "Dividend Reinvestment Plan" for additional information regarding the dividend reinvestment plan.

 SELECTED FINANCIAL AND OTHER DATA

          The selected combined financial and other data below reflects the combined historical operations of New Mountain Guardian Holdings, L.L.C., formerly known as New Mountain Guardian (Leveraged), L.L.C., and New Mountain Guardian Partners, L.P., the assets of which will be contributed to NMG LLC in connection with the formation transactions. This combined financial and other data is NMG LLC's historical financial and other data. To date, New Mountain Guardian Corporation has had no operations. As described in "Formation Transactions and Related Agreements — Holding Company Structure", following the completion of this offering, New Mountain Guardian will be a holding company with no direct operations of its own, and its only business and sole asset will be its ownership of common membership units of NMG LLC.

          We have derived the selected historical balance sheet information as of December 31, 2008 and 2009 and the selected statement of operations information for the period from October 29, 2008 (inception) through December 31, 2008 and for the year ended December 31, 2009 from our audited combined financial statements included elsewhere in this prospectus. We have derived the selected historical balance sheet information as of March 31, 2010 and the selected statement of operations information for the three months ended March 31, 2009 and 2010 from our unaudited combined financial statements included elsewhere in this prospectus. The unaudited interim combined financial statements include all adjustments (consisting of normal, recurring adjustments) that are, in the opinion of management, necessary for a fair presentation of our financial position.

          Our historical financial information does not reflect the allocation of certain general and administrative costs or other expenses or the impact of management fees that were incurred by affiliates of New Mountain. We expect that, following the completion of this offering, our share of expenses and management fees as a stand-alone company will be higher than those historically incurred by NMG LLC. Accordingly, our historical financial information should not be relied upon as being representative of our financial position or operating results had we operated on a stand-alone basis under similar regulatory constraints, nor are they representative of our financial position or operating results following this offering. In addition, following the completion of this offering, New Mountain Guardian will own approximately         % of the common membership units of NMG LLC. Depending on New Mountain Guardian's ownership interest in NMG LLC, New Mountain Guardian's results of operations may not be consolidated with NMG LLC's results of operations in future periods. As a result, our historical and future financial information may not be representative of New Mountain Guardian's financial information in future periods.

          The financial and other information below should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Senior Securities" and

our combined financial statements and related notes, which are included elsewhere in this prospectus.

	Three months ended
				Period from October 29, 2008 (inception) through December 31, 2008
	March 31, 2010 (unaudited)	March 31, 2009 (unaudited)	Year ended December 31, 2009
	(dollars in thousands)
Income statement data:
Total investment income	$9,077	$2,910	$21,767	$256
Total expenses	869	27	1,359	—

Net investment income	8,208	2,883	20,408	256

Realized gains on investments	$20,944	$1,469	$37,129	—
Net change in unrealized appreciation / (depreciation) of investments	(2,806)	25,916	68,143	(1,435)

Net increase (decrease) in net assets resulting from operations	$26,346	$30,268	$125,680	$(1,179)

Other data:
Weighted average Yield to Maturity(1)	11.5%	13.2%	12.6%	18.7%
Number of portfolio companies at period end	26	17	24	6
Balance sheet data:
Total investments at fair value	$284,815	$202,362	$320,523	$61,451
Total cash and cash equivalents	22,860	2,203	4,110	189
Total assets	324,080	207,528	330,558	61,669
Borrowings outstanding	67,145	—	77,745	—
Net assets	251,075	187,241	239,441	30,354

(1)
Assumes that the investments in our portfolio as of the Portfolio Date are purchased at fair value on that date and held until their respective maturities with no prepayments or losses and are exited at par at maturity. Also assumes that unfunded revolvers remain undrawn. Interest income is assumed to be received quarterly for all debt securities. For floating rate debt securities, the interest rate is calculated by adding the spread to the projected three-month LIBOR at each respective quarter, which is determined based on the forward three-month LIBOR curve per Bloomberg as of the Portfolio Date. This calculation excludes the impact of existing leverage.

RISK FACTORS

          Investing in New Mountain Guardian's common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in New Mountain Guardian's common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of New Mountain Guardian's common stock could decline, and you may lose all or part of your investment.

 Risks Relating to Our Business

We have a limited operating history.

          New Mountain Guardian is a newly-formed entity and NMG LLC commenced operations in October 2008. Following this offering, NMG LLC will own all of the existing assets, and will have assumed all of the existing liabilities, of the Guardian Entities. New Mountain Guardian will be a holding company with no direct operations of its own, and its only business and sole asset will be its ownership of common membership units of NMG LLC. As a result, we will be subject to many of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that, as a result, the value of New Mountain Guardian's common stock could decline substantially.

We may not replicate the Guardian Entities' historical performance or the historical performance of other entities managed or supported by New Mountain.

          We do not expect that we will replicate the Guardian Entities' historical performance or the historical performance of New Mountain's investments, and our investment returns may be substantially lower than the returns achieved by the Guardian Entities. Although the Guardian Entities commenced operations during otherwise unfavorable economic conditions, this was a favorable environment in which to conduct our business in light of our investment objectives and strategy. In addition, our investment strategies may differ from those of New Mountain or its affiliates. New Mountain Guardian and NMG LLC, as business development companies, and New Mountain Guardian, as a RIC, and NMG LLC as a result of New Mountain Guardian being a RIC, are subject to certain regulatory restrictions that do not apply to New Mountain or its affiliates.

          NMG LLC will generally not be permitted to invest in any private company in which New Mountain or any of its affiliates holds an existing investment, except to the extent permitted by the 1940 Act. This may adversely affect the pace at which NMG LLC makes investments. Moreover, we expect NMG LLC will operate with a different leverage profile than the Guardian Entities. Furthermore, none of the prior results were from public reporting companies, and all or a portion of these results were achieved in particularly favorable market conditions for our investment strategy which may never be repeated. Finally, we can offer no assurance that the Investment Advisor will be able to continue to implement our investment objective with the same degree of success as it has had in the past.

There will be uncertainty as to the value of our portfolio investments because most of our investments are, and will continue to be, recorded at fair value. In addition, because New Mountain Guardian will be a holding company, its board of directors will have no control over the determinations of fair value of our investments, which will be determined by NMG LLC's board of directors.

          Some of our investments are and will be in the form of securities or loans that are not publicly traded. The fair value of these investments may not be readily determinable. Under the 1940 Act, NMG LLC is required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by its board of directors, including to reflect significant events affecting the value of our securities. NMG LLC will value our investments for which it does not have readily available market quotations quarterly, or more frequently as circumstances require, at fair value as determined in good faith by its board of directors in accordance with its valuation policy, which is at all times consistent with generally accepted accounting principles. NMG LLC's board of directors expects to utilize the services of one or more independent third-party valuation firms to aid it in determining the fair value with respect to its material unquoted assets in any given quarter. We expect that inputs into the determination of fair value of these investments may require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate: available market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company's ability to make payments, its earnings and discounted cash flows and the markets in which it does business, comparisons of financial ratios of peer companies that are public, comparable merger and acquisition transactions and the principal market and enterprise values. Because these valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, NMG LLC's determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, NMG LLC's fair value determinations may cause its net asset value and, consequently, New Mountain Guardian's net asset value on any given date to materially understate or overstate the value that NMG LLC may ultimately realize upon the sale of one or more of our investments. Because New Mountain Guardian will be a holding company and its only business and sole asset will be its ownership of common membership units of NMG LLC, New Mountain Guardian's net asset value will be based on NMG LLC's valuation and its percentage interest in NMG LLC. New Mountain Guardian's board of directors will have no control over the determinations of fair value by NMG LLC's board of directors. Although NMG LLC's initial board of directors will be comprised of the same individuals as New Mountain Guardian's board of directors, there can be no assurances that NMG LLC's board composition will remain the same as New Mountain Guardian's following the completion of this offering. As a result, the value of your investment in New Mountain Guardian could be similarly understated or overstated based on NMG LLC's fair value determinations. In addition, investors purchasing New Mountain Guardian's common stock based on an overstated net asset value would pay a higher price than the realizable value of our investments might warrant.

          NMG LLC will adjust quarterly the valuation of our portfolio to reflect its board of directors' determination of the fair value of each investment in our portfolio. Any changes in fair value will be recorded in NMG LLC's statement of operations as net change in unrealized appreciation or depreciation.

Our ability to achieve our investment objective depends on key investment personnel of the Investment Advisor. If the Investment Advisor were to lose any of its key investment personnel, our ability to achieve our investment objective could be significantly harmed.

          We will depend on the investment judgment, skill and relationships of the investment professionals of the Investment Advisor, particularly Steven Klinsky and Robert Hamwee, as well as other key personnel to identify, evaluate, negotiate, structure, execute, monitor and service our investments. The Investment Advisor is an affiliate of New Mountain and will be supported by New Mountain's team of approximately 80 staff members, including approximately 50 investment professionals (including 11 managing directors and 12 senior advisors) as well as nine finance and operational professionals and other resources of New Mountain and its affiliates to fulfill its obligations to NMG LLC under the Investment Management Agreement. The Investment Advisor may also depend upon New Mountain to obtain access to investment opportunities originated by the professionals of New Mountain and its affiliates. Our future success will depend to a significant extent on the continued service and coordination of the key investment personnel of the Investment Advisor. The departure of any of these individuals could have a material adverse effect on our ability to achieve our investment objective.

          The Investment Advisor's investment committee, which provides oversight over our investment activities, is provided by the Investment Advisor under the Investment Management Agreement. New Mountain Guardian Advisors' investment committee currently consists of five members. The loss of any member of the Investment Advisor's investment committee or of other senior professionals of the Investment Advisor and its affiliates without suitable replacement could limit our ability to achieve our investment objective and operate as we anticipate. This could have a material adverse effect on our financial condition, results of operation and cash flows. To achieve our investment objective, the Investment Advisor may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. If the Investment Advisor is unable to find investment professionals or do so in a timely manner, our business, financial condition and results of operations could be adversely affected.

New Mountain Guardian, NMG LLC and the Investment Advisor do not have any prior experience managing a business development company or a RIC, which could adversely affect our business.

          New Mountain Guardian, NMG LLC and the Investment Advisor have not previously managed a business development company or a RIC. The 1940 Act and the Code impose numerous constraints on the operations of business development companies and RICs that do not apply to the other investment vehicles previously managed by the investment professionals of the Investment Advisor. For example, under the 1940 Act, business development companies are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. See "Regulation". Moreover, qualification for taxation as a RIC under subchapter M of the Code requires satisfaction of source-of-income, asset diversification and annual distribution requirements. New Mountain Guardian will have no assets other than its ownership of common membership units of NMG LLC and will have no material long-term liabilities. As a result, New Mountain Guardian will look to NMG LLC's assets and income for purposes of satisfying the requirements under the 1940 Act applicable to business development companies and RICs. The failure to comply with these provisions in a timely manner could prevent New Mountain Guardian and NMG LLC from qualifying as business development companies or New Mountain Guardian from qualifying as a RIC and could force us to pay unexpected taxes and penalties, which would have a material adverse effect on our performance. The Investment Advisor's lack of experience in managing a portfolio of assets under the constraints applicable to business development companies and RICs may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. If NMG LLC fails to maintain its status as a business development company or operate in a manner consistent with New Mountain Guardian's status as a RIC, its operating flexibility could be significantly reduced and New Mountain Guardian may be unable to maintain its status as a business development company or a RIC.

We operate in a highly competitive market for investment opportunities and may not be able to compete effectively.

          We compete for investments with other business development companies and investment funds (including private equity funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on New Mountain Guardian and NMG LLC as business development companies or the source-of-income, asset diversification and distribution requirements that New Mountain Guardian must satisfy to obtain and maintain its RIC status. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do.

          We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. With respect to the investments we make, we will not seek to compete based primarily on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that will be lower than the rates we offer. In the secondary market for acquiring existing loans, we expect to compete generally on the basis of pricing terms. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. If we are forced to match our competitors' pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. Part of our competitive advantage stems from the fact that we believe the market for middle-market lending is underserved by traditional bank lenders and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. We may also compete for investment opportunities with accounts managed by the Investment Advisor or its affiliates. Although the Investment Advisor will allocate opportunities in accordance with its policies and procedures, allocations to such other accounts will reduce the amount and frequency of opportunities available to us and may not be in the best interests of us and, consequently, New Mountain Guardian's stockholders. Moreover, the performance of investment opportunities will not be known at the time of allocation. See "— The Investment Advisor has significant potential conflicts of interest with New Mountain Guardian and NMG LLC and, consequently, your interests as stockholders which could adversely impact our investment returns" and "Certain Relationships and Related Transactions". If we are not able to compete effectively, our business, financial condition and results of operations will be adversely affected. Because of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities that we identify or that we will be able to fully invest our available capital.

Our business, results of operations and financial condition will depend on NMG LLC's ability to manage future growth effectively.

          Our ability to achieve our investment objective and to grow depends on the Investment Advisor's ability to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of the Investment Advisor's structuring of the investment process, its ability to provide competent, attentive and efficient services to NMG LLC and its ability to access financing on acceptable terms. The Investment Advisor has substantial responsibilities under the Investment Management Agreement and may also be called upon to provide managerial assistance to our portfolio companies. These demands on the time of the Investment Advisor and its investment professionals may distract them or slow NMG LLC's rate of investment. In order to grow, NMG LLC and the Investment Advisor may need to retain, train, supervise and manage new investment professionals. However, these investment professionals may not be able to contribute effectively to the work of the Investment Advisor. If we are unable to manage our future growth effectively, our business, results of operations and financial condition could be materially adversely affected.

The incentive fee may induce the Investment Advisor to make speculative investments.

          The incentive fee payable to the Investment Advisor may create an incentive for the Investment Advisor to pursue investments that are risky or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns. The incentive fee payable to the Investment Advisor is calculated based on a percentage of NMG LLC's return on investment capital. This may encourage the Investment Advisor to use leverage to increase the return on our investments. In addition, because the base management fee is payable based upon NMG LLC's gross assets, which includes any borrowings for investment purposes, but excludes cash and cash equivalents for investment purposes, the Investment Advisor may be further encouraged to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of New Mountain Guardian's common membership units of NMG LLC and, consequently, the value of New Mountain Guardian's common stock.

          The incentive fee payable to the Investment Advisor also may create an incentive for the Investment Advisor to invest in instruments that have a deferred interest feature, even if such deferred payments would not provide the cash necessary for NMG LLC to make distributions to New Mountain Guardian that enable New Mountain Guardian to pay current distributions to its stockholders. Under these investments, NMG LLC would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the investment's term, if at all. NMG LLC's net investment income used to calculate the income portion of the incentive fee, however, includes accrued interest. Thus, a portion of the incentive fee would be based on income that NMG LLC has not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligations. In addition, the "catch-up" portion of the incentive fee may encourage the Investment Advisor to accelerate or defer interest payable by portfolio companies from one calendar quarter to another, potentially resulting in fluctuations in timing and dividend amounts.

NMG LLC will borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us.

          NMG LLC intends to borrow money as part of our business plan. Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital and may, consequently,

increase the risk of investing in us. We expect NMG LLC to continue to use leverage to finance our investments, through senior securities issued by banks and other lenders. Lenders of these senior securities will have fixed dollar claims on NMG LLC's assets that will be superior to New Mountain Guardian's claim as a member of NMG LLC, and, consequently, superior to claims of New Mountain Guardian's common stockholders. If the value of NMG LLC's assets decreases, leveraging would cause its net asset value and, consequently, New Mountain Guardian's net asset value, to decline more sharply than it otherwise would have had it not leveraged. Similarly, any decrease in NMG LLC's income would cause its net income and consequently New Mountain Guardian's net income to decline more sharply than it would have had it not borrowed. Such a decline could adversely affect NMG LLC's ability to make distributions to its members and, consequently, New Mountain Guardian's ability to make common stock dividend payments. In addition, because our investments may be illiquid, NMG LLC may be unable to dispose of them or to do so at a favorable price in the event it needs to do so if it is unable to refinance any indebtedness upon maturity and, as a result, we may suffer losses. Leverage is generally considered a speculative investment technique.

          NMG LLC's ability to service any debt that it incurs will depend largely on its financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the Investment Advisor's management fee will be payable to the Investment Advisor based on gross assets, including those assets acquired through the use of leverage, the Investment Advisor may have a financial incentive to incur leverage which may not be consistent with New Mountain Guardian's interests and the interests of its common stockholder. In addition, holders of New Mountain Guardian's common stock will, indirectly, bear the burden of any increase in NMG LLC's expenses as a result of leverage, including any increase in the management fee payable to the Investment Advisor.

          At March 31, 2010, NMG LLC had $67.1 million of indebtedness outstanding, which had an effective annual interest rate of 3.2%. In order for NMG LLC to cover these annualized interest payments on indebtedness, it must achieve annual returns on its assets of at least 0.7% based on the amount of its assets at March 31, 2010.

          Illustration.    The following table illustrates the effect of leverage on returns from an investment in New Mountain Guardian's common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical. Actual returns may be higher or lower than those appearing below and will also depend on New Mountain Guardian's ownership interest in NMG LLC. The calculation assumes (i) $324.1 million in total assets, (ii) a weighted average cost of borrowings of 3.2%, (iii) $67.1 million in debt outstanding and (iv) $251.1 million in stockholders' equity.

Assumed Return on Our Portfolio
(net of expenses)

	-10%	-5%	0%	5%	10%
Corresponding return to stockholder	(13.78)%	(7.32)%	(0.87)%	5.59%	12.04%

New Mountain Guardian and NMG LLC may need to raise additional capital to grow because New Mountain Guardian must distribute most of its income.

          All of the proceeds from this offering and the concurrent private placement will be contributed to NMG LLC in exchange for New Mountain Guardian's acquisition of common membership units of NMG LLC. New Mountain Guardian and NMG LLC may need additional capital to fund new investments and grow our portfolio of investments once NMG LLC has fully invested these proceeds. New Mountain Guardian may access the capital markets periodically to issue equity securities, which would in turn increase the equity capital available to NMG LLC. In addition, NMG LLC may also issue debt securities or borrow from financial institutions in order to obtain such additional capital. Under the 1940 Act, New Mountain Guardian is not permitted to own any other securities other than its common membership units of NMG LLC. As a result, any proceeds from offerings by New Mountain Guardian of equity securities would be contributed to NMG LLC. Unfavorable economic conditions could increase New Mountain Guardian's and NMG LLC's funding costs, limit their access to the capital markets or result in a decision by lenders not to extend credit to NMG LLC. A reduction in the availability of new capital could limit our ability to grow. In addition, New Mountain Guardian will be required to distribute at least 90% of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to its stockholders to obtain and maintain its RIC status. As a result, these earnings will not be available to fund new investments. If New Mountain Guardian or NMG LLC is unable to access the capital markets or if NMG LLC is unable to borrow from financial institutions, NMG LLC may be unable to grow our business and execute our business strategy fully and our earnings, if any, could decrease which could have an adverse effect on the value of New Mountain Guardian's securities.

If NMG LLC is unable to comply with the covenants or restrictions in the existing credit facility, our business could be materially adversely affected.

          The credit facility includes covenants that, among other things, restrict NMG LLC's ability to dispose of assets, incur additional indebtedness, make restricted payments, create liens on assets, make investments, make acquisitions and engage in mergers or consolidations. The credit facility also includes change of control provisions that accelerate the indebtedness under the facility in the event of certain change of control events. In addition, the credit facility also requires NMG LLC to comply with various financial covenants. See "Management's Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources". Complying with these restrictions may prevent NMG LLC from taking actions that we believe would help it to grow our business or are otherwise consistent with our investment objective. These restrictions could also limit NMG LLC's ability to plan for or react to market conditions or meet extraordinary capital needs or otherwise restrict corporate activities. See "Management's Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources" for additional information regarding NMG LLC's credit arrangements. In addition, the restrictions contained in the credit facility could limit NMG LLC's ability to make distributions to its members in certain circumstances which could result in New Mountain Guardian failing to qualify as a RIC and thus becoming subject to corporate-level federal income tax (and any applicable state and local taxes).

          The breach of any of the covenants or restrictions unless cured within the applicable grace period, would result in a default under the credit facility that would permit the lender to declare all amounts outstanding to be due and payable. In such an event, NMG LLC may not have sufficient assets to repay such indebtedness. As a result, any default could have serious consequences to our financial condition. An event of default or an acceleration under the credit facility could also cause a cross-default or cross-acceleration of another debt instrument or contractual obligation, which would adversely impact NMG LLC's liquidity. NMG LLC may not be granted waivers or amendments to the credit facility if for any reason it is unable to comply with it, and NMG LLC may not be able to refinance the credit facility on terms acceptable to it, or at all.

NMG LLC may enter into reverse repurchase agreements, which are another form of leverage.

          NMG LLC may enter into reverse repurchase agreements as part of its management of our temporary investment portfolio. Under a reverse repurchase agreement, NMG LLC will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the payor will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of NMG LLC.

          NMG LLC's use of reverse repurchase agreements, if any, involves many of the same risks involved in its use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired with the proceeds of a reverse repurchase agreement may decline below the price of the securities that it has sold but remains obligated to repurchase under the reverse repurchase agreement. In addition, there is a risk that the market value of the securities effectively pledged by NMG LLC may decline. If a buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, NMG LLC may be adversely affected. Also, in entering into reverse repurchase agreements, NMG LLC would bear the risk of loss to the extent that the proceeds of such agreements at settlement are more than the fair value of the underlying securities being pledged. In addition, due to the interest costs associated with reverse repurchase agreements transactions, NMG LLC's net asset value would decline, and, in some cases, we may be worse off than if such instruments had not been used.

If NMG LLC is unable to obtain additional debt financing, our business could be materially adversely affected.

          NMG LLC may want to obtain additional debt financing, or need to do so upon maturity of its credit facility, in order to obtain funds which may be made available for investments. The revolving period under the credit facility ends on October 21, 2012, and the credit facility matures on October 21, 2014. If NMG LLC is unable to increase, renew or replace any such facility and enter into a new debt financing facility on commercially reasonable terms, its liquidity may be reduced significantly. In addition, if NMG LLC is unable to repay amounts outstanding under any such facilities and is declared in default or is unable to renew or refinance these facilities, it may not be able to make new investments or operate our business in the normal course. These situations may arise due to circumstances that NMG LLC may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or NMG LLC, and could materially damage NMG LLC's business operations and, consequently, New Mountain Guardian's business, results of operations and financial condition.

An extended continuation of the disruption in the capital markets and the credit markets could adversely affect our business.

          As business development companies, New Mountain Guardian and NMG LLC must maintain their ability to raise additional capital for investment purposes. If New Mountain Guardian or NMG LLC is unable to access the capital markets or credit markets, NMG LLC may be forced to curtail its business operations and may be unable to pursue new investment opportunities. The capital markets and the credit markets have experienced extreme volatility in recent periods, and, as a result, there has been and will likely continue to be uncertainty in the financial markets in general. In addition, a prolonged period of market illiquidity may cause NMG LLC to reduce the volume of loans it originates and/or funds and adversely affect the value of our portfolio investments. Ongoing disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict NMG LLC's business operations and, consequently, could adversely impact New Mountain Guardian's business, results of operations and financial condition.

          If the fair value of NMG LLC's assets declines substantially, it may fail to maintain the asset coverage ratios imposed upon it by the 1940 Act. Any such failure would affect NMG LLC's ability to issue senior securities, including borrowings, and pay distributions, which could materially impair its business operations. NMG LLC's liquidity could be impaired further by New Mountain Guardian's or NMG LLC's inability to access the capital markets or NMG LLC's inability to draw on existing or future credit facilities. For example, we cannot be certain that NMG LLC will be able to renew its credit facilities as they mature or to consummate new borrowing facilities to provide capital for normal operations, including new originations. Reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers. This market turmoil and tightening of credit have led to increased market volatility and widespread reduction of business activity generally. In addition, adverse economic conditions due to these disruptive conditions could materially impact NMG LLC's ability to comply with the financial and other covenants in any existing or future credit facilities. If NMG LLC is unable to comply with these covenants, its business could be materially adversely affected, which could, as a result, materially adversely affect New Mountain Guardian's business, results of operations and financial condition.

Because NMG LLC intends to make distributions to its members that will be sufficient to enable New Mountain Guardian to obtain and maintain its status as a RIC, and because New Mountain Guardian intends to distribute substantially all of its income to its stockholders to obtain and maintain its status as a RIC, New Mountain Guardian and NMG LLC will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

          In order for New Mountain Guardian to qualify for the tax benefits available to RICs and to avoid payment of excise taxes, NMG LLC intends to make distributions to its members that will be sufficient to enable New Mountain Guardian to obtain and maintain its status as a RIC, and New Mountain Guardian intends to distribute to its stockholders substantially all of its annual taxable income, except that it may retain certain net capital gains for reinvestment in common membership units of NMG LLC, and treat such amounts as deemed distributions to its stockholders. If New Mountain Guardian elects to treat any amounts as deemed distributions, New Mountain Guardian must pay income taxes at the corporate rate on such deemed distributions on behalf of its stockholders. As a result of these requirements, New Mountain Guardian and NMG LLC will likely need to raise capital from other sources to grow our business. As a business development company, NMG LLC generally will be required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of NMG LLC's borrowings and any outstanding preferred membership units, of at least 200%. Because New Mountain Guardian will have no assets other than its ownership of common membership units of NMG LLC and will have no material long-term liabilities, New Mountain Guardian will look to NMG LLC's assets for purposes of satisfying this test. These requirements limit the amount that NMG LLC may borrow. Because NMG LLC will continue to need capital to grow our investment portfolio, these limitations may prevent NMG LLC from incurring debt and require NMG LLC or New Mountain Guardian to raise additional equity at a time when it may be disadvantageous to do so. While we expect NMG LLC will be able to borrow and to issue additional debt securities and expect that New Mountain Guardian will be able to issue additional equity securities, which would in turn increase the equity capital available to NMG LLC, we cannot assure you that debt and equity financing will be available to New Mountain Guardian or NMG LLC on favorable terms, or at all. In addition, as a business development company, New Mountain Guardian generally will not be permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to New Mountain Guardian or NMG LLC,

NMG LLC could be forced to curtail or cease new investment activities, and NMG LLC's net asset value and, consequently, New Mountain Guardian's net asset value, could decline.

Our ability to enter into transactions with our affiliates is restricted.

          As business development companies, New Mountain Guardian and NMG LLC will be prohibited under the 1940 Act from participating in certain transactions with their respective affiliates without the prior approval of their respective independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of New Mountain Guardian's outstanding voting securities will be New Mountain Guardian's and NMG LLC's affiliate for purposes of the 1940 Act. New Mountain Guardian and NMG LLC will generally be prohibited from buying or selling any securities (other than their respective securities) from or to an affiliate. The 1940 Act also prohibits certain "joint" transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of independent directors and, in some cases, the SEC. If a person acquires more than 25% of New Mountain Guardian's voting securities, New Mountain Guardian and NMG LLC are prohibited from buying or selling any security (other than their respective securities) from or to such person or certain of that person's affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit New Mountain Guardian's and NMG LLC's ability to transact business with their respective officers or directors or their affiliates. As a result of these restrictions, NMG LLC may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by any affiliate of the Investment Advisor without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to NMG LLC.

New Mountain Guardian and NMG LLC expect to file an application with the SEC requesting exemptive relief from certain provisions of the 1940 Act and the Securities Exchange Act of 1934.

          The 1940 Act prohibits certain transactions between New Mountain Guardian, NMG LLC and their respective affiliates without first obtaining an exemptive order from the SEC. New Mountain Guardian and NMG LLC expect to file an application with the SEC requesting an order exempting them from certain provisions of the 1940 Act and from certain reporting requirements mandated by the Securities Exchange Act of 1934, or the Exchange Act. If this relief is granted, NMG LLC would be exempt from the reporting obligations under the Exchange Act. However, New Mountain Guardian would continue to be required to file these reports with respect to its ownership in NMG LLC. There may be delays and costs involved in obtaining this relief, and there is no assurance that the application for exemptive relief will be granted by the SEC. New Mountain Guardian and NMG LLC also intend to seek exemptive relief to permit NMG LLC to pay the incentive fee payable to the Investment Advisor in common membership units of NMG LLC, which will be exchangeable into shares of New Mountain Guardian's common stock. See "— NMG LLC's ability to pay 100%, on an after tax basis, of the incentive fee to the Investment Advisor in common membership units of NMG LLC is contingent on receipt of exemptive relief from the SEC".

The Investment Advisor has significant potential conflicts of interest with New Mountain Guardian and NMG LLC and, consequently, your interests as stockholders which could adversely impact our investment returns.

          New Mountain Guardian's and NMG LLC's executive officers and directors, as well as the current or future investment professionals of the Investment Advisor, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by New Mountain Guardian's and NMG LLC's affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in your interests as stockholders. Although we are currently New Mountain's only vehicle focused primarily on investing in the Target Securities, in the future, the investment professionals of the Investment Advisor and/or New Mountain employees that provide services pursuant to the Investment Management Agreement may manage other funds which may from time to time have overlapping investment objectives with our own and, accordingly, may invest in, whether principally or secondarily, asset classes similar to those targeted by us. If this occurs, the Investment Advisor may face conflicts of interest in allocating investment opportunities to NMG LLC and such other funds. Although the investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that NMG LLC may not be given the opportunity to participate in certain investments made by the Investment Advisor or persons affiliated with the Investment Advisor or that certain of these investment funds may be favored over NMG LLC. When these investment professionals identify an investment, they will be forced to choose which investment fund should make the investment.

          If the Investment Advisor forms other affiliates in the future, NMG LLC may co-invest on a concurrent basis with such other affiliate, subject to compliance with applicable regulations and regulatory guidance or an exemptive order from the SEC and NMG LLC's allocation procedures. In addition, NMG LLC pays management and incentive fees to the Investment Advisor and reimburses the Investment Advisor for certain expenses it incurs. As a result, investors in New Mountain Guardian's common stock will invest in New Mountain Guardian and indirectly in NMG LLC, on a "gross" basis and receive distributions on a "net" basis after New Mountain Guardian's pro rata share of NMG LLC's expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Also, the incentive fee payable to the Investment Advisor may create an incentive for the Investment Advisor to pursue investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Any potential conflict of interest arising as a result of the arrangements with the Investment Advisor could have a material adverse effect on our business, results of operations and financial condition.

The incentive fee NMG LLC pays to the Investment Advisor in respect of capital gains may be effectively greater than 20%.

          As a result of the operation of the cumulative method of calculating the capital gains portion of the incentive fee NMG LLC will pay to the Investment Advisor, the cumulative aggregate capital gains fee received by the Investment Advisor could be effectively greater than 20%, depending on the timing and extent of subsequent net realized capital losses or net unrealized depreciation. For additional information on this calculation, see the disclosure in footnote 2 to Example 2 under the caption "Investment Management Agreement — Overview of the Investment Advisor — Management Fee — Incentive Fee". We cannot predict whether, or to what extent, this payment calculation would affect your investment in New Mountain Guardian's common stock.

The Investment Advisor's investment committee, the Investment Advisor or its affiliates may, from time to time, possess material non-public information, limiting NMG LLC's investment discretion.

          The Investment Advisor's investment professionals, investment committee or their respective affiliates may serve as directors of, or in a similar capacity with, companies in which we invest through NMG LLC, the securities of which are purchased or sold on NMG LLC's behalf. In the event that material non-public information is obtained with respect to such companies, or we became subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, NMG LLC could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on NMG LLC and, consequently, your interests as stockholders of New Mountain Guardian.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

          Some of our portfolio investments are expected to be made in the form of securities that are not publicly traded. As a result, NMG LLC's board of directors will determine the fair value of these securities in good faith. In connection with this determination, investment professionals from New Mountain Guardian Advisors may provide NMG LLC's board of directors with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, Steven Klinsky, a member of New Mountain Guardian's and NMG LLC's board of directors, has an indirect pecuniary interest in New Mountain Guardian Advisors. The participation of the Investment Advisor's investment professionals in our valuation process, and the indirect pecuniary interest in New Mountain Guardian Advisors by a member of New Mountain Guardian's and NMG LLC's board of directors, could result in a conflict of interest as New Mountain Guardian Advisors' management fee is based, in part, on NMG LLC's gross assets and incentive fees will be based, in part, on unrealized gains and losses.

Conflicts of interest may exist related to other arrangements with the Investment Advisor or its affiliates.

          New Mountain Guardian and NMG LLC have entered into a royalty-free license agreement with New Mountain under which New Mountain has agreed to grant New Mountain Guardian and NMG LLC a non-exclusive, royalty-free license to use the name "New Mountain". See "License Agreement". In addition, NMG LLC will reimburse New Mountain Guardian Administration for the allocable portion of overhead and other expenses incurred by New Mountain Guardian Administration in performing its obligations to New Mountain Guardian and NMG LLC under the Administration Agreement, such as rent and the allocable portion of the cost of New Mountain Guardian's and NMG LLC's chief financial officer and chief compliance officer and their respective staffs. This could create conflicts of interest that the board of directors for New Mountain Guardian and NMG LLC must monitor.

The Investment Management Agreement with New Mountain Guardian Advisors and the Administration Agreement with New Mountain Guardian Administration were not negotiated on an arm's length basis and may not be as favorable to NMG LLC and, consequently, New Mountain Guardian, than if they had been negotiated with an unaffiliated third party.

          The Investment Management Agreement and the Administration Agreement were negotiated between related parties. Consequently, their terms, including fees payable to New Mountain Guardian Advisors, may not be as favorable than if they had been negotiated with an unaffiliated third party. In addition, New Mountain Guardian and NMG LLC may choose not to enforce, or to enforce less vigorously, their respective rights and remedies under these agreements because of their desire to maintain their ongoing relationship with New Mountain Guardian Advisors, New Mountain Guardian Administration and their respective affiliates. Any such decision, however, could cause New Mountain Guardian to breach its fiduciary obligations to its stockholders.

The Investment Advisor's liability will be limited under the Investment Management Agreement, and NMG LLC has agreed to indemnify the Investment Advisor against certain liabilities, which may lead the Investment Advisor to act in a riskier manner than it would when acting for its own account.

          Under the Investment Management Agreement, the Investment Advisor will not assume any responsibility other than to render the services called for under that agreement, and it will not be responsible for any action of NMG LLC's board of directors in following or declining to follow the Investment Advisor's advice or recommendations. The Investment Advisor maintains a contractual, as opposed to a fiduciary, relationship with NMG LLC. Under the terms of the Investment Management Agreement, the Investment Advisor, its officers, members, personnel, any person controlling or controlled by the Investment Advisor will not be liable to New Mountain Guardian, NMG LLC, any of their subsidiaries or any of their respective directors, members or stockholders or any subsidiary's stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Management Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of the Investment Advisor's duties under the Investment Management Agreement. In addition, NMG LLC has agreed to indemnify the Investment Advisor and each of its officers, directors, members, managers and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted pursuant to authority granted by the Investment Management Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person's duties under the Investment Management Agreement. These protections may lead the Investment Advisor to act in a riskier manner than it would when acting for its own account.

The Investment Advisor can resign upon 60 days' notice, and a suitable replacement may not be found within that time, resulting in disruptions in NMG LLC's operations that could adversely affect our business, results of operations and financial condition.

          Under the Investment Management Agreement, the Investment Advisor has the right to resign at any time upon 60 days' written notice, whether a replacement has been found or not. If the Investment Advisor resigns, NMG LLC may not be able to find a new investment advisor or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If a replacement is not able to be found on a timely basis, our business, results of operations and financial condition and NMG LLC's ability to pay distributions are likely to be adversely affected and the market price of New Mountain Guardian's common stock may decline. In addition, if NMG LLC is unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Investment Advisor and its affiliates, the coordination of its internal management and investment activities is likely to suffer. Even if NMG LLC is able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, results of operations and financial condition.

The Administrator can resign from its role as Administrator under the Administration Agreement, and a suitable replacement may not be found, resulting in disruptions that could adversely affect our business, results of operations and financial condition.

          New Mountain Guardian Administration has the right to resign under the Administration Agreement, whether a replacement has been found or not. If New Mountain Guardian Administration resigns, it may be difficult to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If a replacement is not found quickly, our business, results of operations and financial condition as well as NMG LLC's ability to pay distributions are likely to be adversely affected and the market price of New Mountain Guardian's common stock may decline. In addition, the coordination of New Mountain Guardian's and NMG LLC's internal management and administrative activities is likely to suffer if they are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by New Mountain Guardian Administration. Even if a comparable service provider or individuals to perform such services are retained, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, results of operations and financial condition.

If New Mountain Guardian and NMG LLC fail to maintain their status as business development companies, our business and operating flexibility could be significantly reduced.

          New Mountain Guardian and NMG LLC intend to qualify as business development companies under the 1940 Act immediately prior to the completion of this offering. The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against New Mountain Guardian or NMG LLC and/or expose New Mountain Guardian or NMG LLC to claims of private litigants. In addition, upon approval of a majority of New Mountain Guardian's stockholders, or, in NMG LLC's case, a majority of its members voting on a pass through basis, New Mountain Guardian or NMG LLC may elect to withdraw their respective election as a business development company. If New Mountain Guardian or NMG LLC decide to withdraw their election, or if New Mountain Guardian or NMG LLC otherwise fail to qualify, or maintain their qualification, as a business development company, New Mountain Guardian or NMG LLC may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with these regulations would significantly decrease our operating flexibility and could significantly increase our cost of doing business. For additional information on the qualification requirements of a business development company, see the disclosure under the caption "Regulation".

If NMG LLC does not invest a sufficient portion of its assets in qualifying assets, it could be precluded from investing in certain assets or could be required to dispose of certain assets, which could have a material adverse effect on our business, financial condition and results of operations.

          As a business development company, NMG LLC will be prohibited from acquiring any assets other than "qualifying assets" unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. As of                    , 2010, approximately $              million, or approximately         %, of NMG LLC's total assets were not "qualifying assets". We expect that substantially all of NMG LLC's assets that it may acquire in the future will be "qualifying assets", although it may decide to make other investments that are not "qualifying assets" to the extent permitted by the 1940 Act. If NMG LLC does not invest a sufficient portion of its assets in qualifying assets, it would be prohibited from investing in additional assets, which could have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent NMG LLC from making follow-on investments in existing portfolio companies (which could result in the dilution of its position) or could require NMG LLC to dispose of investments at inopportune times in order to come into compliance with the 1940 Act. If NMG LLC needs to dispose of these investments quickly, it may be difficult to dispose of such investments on favorable terms. For example, NMG LLC may have difficulty in finding a buyer and, even if a buyer is found, it may have to sell the investments at a substantial loss.

NMG LLC's ability to invest in public companies may be limited in certain circumstances.

          To maintain NMG LLC's status, and consequently, New Mountain Guardian's status as business development companies, NMG LLC is not permitted to acquire any assets other than "qualifying assets" specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of its total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a common equity market capitalization that is less than $250 million at the time of such investment.

Regulations governing the operations of business development companies will affect New Mountain Guardian's ability to raise additional equity capital as well as NMG LLC's ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies.

          Our business will require a substantial amount of capital in addition to the proceeds of this offering and the concurrent private placement. NMG LLC may acquire additional capital from the issuance of senior securities, including borrowing or other indebtedness. In addition, New Mountain Guardian may also issue additional equity capital, which would in turn increase the equity capital available to NMG LLC. Under the 1940 Act, New Mountain Guardian is not permitted to own any other securities other than common membership units of NMG LLC. As a result, any proceeds from offerings of New Mountain Guardian's equity securities would be contributed to NMG LLC and subsequently used by NMG LLC for investment purposes. However, New Mountain Guardian and NMG LLC may not be able to raise additional capital in the future on favorable terms or at all.

          NMG LLC may issue debt securities, other evidences of indebtedness or preferred membership units, and it may borrow money from banks or other financial institutions, which we refer to collectively as "senior securities", up to the maximum amount permitted by the 1940 Act. The 1940 Act permits NMG LLC to issue senior securities in amounts such that its asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. NMG LLC would be unable to pay dividends or issue additional senior securities, and, consequently, New Mountain Guardian would be unable to pay dividends, if NMG LLC's asset coverage ratio were not at least 200%. If the value of NMG LLC's assets declines, it may be unable to satisfy this test. If that happens, NMG LLC may be required to liquidate a portion of our investments and repay a portion of its indebtedness at a time when such sales may be disadvantageous.

          In addition, NMG LLC may in the future seek to securitize our portfolio securities to generate cash for funding new investments. To securitize loans, NMG LLC would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. NMG LLC would then sell interests in the subsidiary on a non-recourse basis to purchasers and it would retain all or a portion of the equity in the subsidiary. If NMG LLC is unable to successfully securitize our loan portfolio, its ability to grow our business or fully execute our business strategy could be impaired and our earnings, if any, could decrease. The securitization market is subject to changing market conditions and NMG LLC may not be able to access this market when it would otherwise deem appropriate. Moreover, the successful securitization of our portfolio might expose NMG LLC to losses as the residual investments in which it does not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act also may impose restrictions on the structure of any securitization.

          New Mountain Guardian may also obtain capital for use by NMG LLC through the issuance of additional equity capital, which would in turn increase the equity capital available to NMG LLC. As a business development company, New Mountain Guardian generally is not able to issue or sell its common stock at a price below net asset value per share. If New Mountain Guardian's common stock trades at a discount to its net asset value per share, this restriction could adversely affect its ability to raise equity capital. New Mountain Guardian may, however, sell its common stock, or warrants, options or rights to acquire its common stock, at a price below its current net asset value per share of the common stock if its board of directors and independent directors determine that such sale is in its best interests and the best interests of its stockholders, and its stockholders approve such sale. In any such case, the price at which New Mountain Guardian's securities are to be issued and sold may not be less than a price that, in the determination of New Mountain Guardian's board of directors, closely approximates the market value of such securities (less any underwriting commission or discount). If New Mountain Guardian raises additional funds by issuing more shares of its common stock or if NMG LLC issues senior securities convertible into, or exchangeable for, New Mountain Guardian's common stock, the percentage ownership of New Mountain Guardian's stockholders may decline and you may experience dilution. Any proceeds from the issuance of additional shares of New Mountain Guardian's common stock would be contributed to NMG LLC and used to purchase, on a one-for-one basis, additional common membership units of NMG LLC.

NMG LLC's ability to pay 100%, on an after tax basis, of the incentive fee to the Investment Advisor in common membership units of NMG LLC is contingent on receipt of exemptive relief from the SEC.

          Pursuant to the Investment Management Agreement with the Investment Advisor, NMG LLC has agreed, to the extent permissible, to pay 100%, on an after tax basis, of the incentive fee in common membership units of NMG LLC having a total net asset value equal to the amount of the incentive fee, which common memberships units will be exchangeable into shares of New Mountain Guardian's common stock on a one-for-one basis. Under the 1940 Act, NMG LLC is prohibited from issuing common membership units for services unless and until it obtains from the SEC an exemptive order permitting such practice. New Mountain Guardian and NMG LLC will apply for an exemptive order from the SEC to permit NMG LLC to pay 100%, on an after tax basis, of the incentive fee to the Investment Advisor by issuing common membership units to the Investment Advisor. The SEC is not obligated to grant an exemptive order to allow this practice and will do so only if it determines that such practice is consistent with stockholder and member interests and does not involve overreaching by NMG LLC's management or board of directors. In addition, Section 16 of the Exchange Act imposes short swing profit liability on directors, officers and 10 percent owners of securities who purchase and sell those securities within a six-month period. In order to avoid potential short-swing profit liability as a result of receiving its incentive fee in common membership units, New Mountain Guardian and NMG LLC will also apply for an exemptive order to treat the receipt of such common membership units and any common stock received upon exchange of such common membership units as an exempt purchase under Section 16 of the Exchange Act. The SEC is not obligated to grant such an order and there can be no assurance they will do so. If both forms of exemptive relief are not granted, NMG LLC will pay the entire incentive fee in cash, which would reduce the amount of cash available for NMG LLC to use for additional investments. This could, in turn, require NMG LLC to forego otherwise attractive investment opportunities.

Our business model in the future may depend to an extent upon our referral relationships with private equity sponsors, and the inability of the investment professionals of the Investment Advisor to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business strategy.

          Although all of our existing investments were made in open-market secondary purchases, future investments could be made through primary originations. If this occurs, we may need to depend to an extent upon the relationships the investment professionals of the Investment Advisor have with private equity sponsors to provide us with potential investment opportunities. If the investment professionals of the Investment Advisor fail to maintain existing relationships or develop new relationships with other sponsors or sources of investment opportunities, NMG LLC will not be able to grow our investment portfolio. In addition, individuals with whom the investment professionals of the Investment Advisor have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that any relationships they currently or may in the future have will generate investment opportunities for us.

We may experience fluctuations in our annual and quarterly results due to the nature of our business.

          We could experience fluctuations in our annual and quarterly operating results due to a number of factors, some of which are beyond our control, including the ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities acquired and the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in the markets in which we operate and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

NMG LLC's board of directors may change our investment objective, operating policies and strategies without prior notice or member approval, the effects of which may be adverse to your interest as a stockholder.

          NMG LLC's board of directors has the authority, except as otherwise provided in the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without member approval. As a result, NMG LLC's board of directors will be able to change our investment policies and objectives without any input from New Mountain Guardian and its stockholders. However, absent member approval, voting on a pass through basis, NMG LLC may not change the nature of its business so as to cease to be, or withdraw its election as, a business development company. Under Delaware law and the LLC Agreement, NMG LLC also cannot be dissolved without prior member approval, voting on a pass through basis. Following the completion of this offering, the stockholders of New Mountain Guardian will collectively own through their investment in New Mountain Guardian approximately          % of the common membership units of NMG LLC. As a result, the stockholders of New Mountain Guardian, collectively, may not be able to influence the outcome of matters requiring a vote, on a pass through basis, of the members of NMG LLC, and your ability to terminate the Investment Management Agreement may be limited. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and the market price of New Mountain Guardian's common stock. Nevertheless, any such changes could adversely affect our business and impair NMG LLC's ability to make distributions to its members, and, consequently, New Mountain Guardian's ability to make distributions to its stockholders.

New Mountain Guardian will be subject to corporate-level federal income tax on all of its income if it is unable to qualify as a RIC under Subchapter M of the Code, which would have a material adverse effect on its financial performance.

          Although New Mountain Guardian intends to elect to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code, commencing with its taxable year ending December 31, 2010, no assurance can be given that New Mountain Guardian will be able to qualify for and maintain RIC status. To obtain and maintain RIC status and be relieved of federal income taxes on income and gains distributed to its stockholders, New Mountain Guardian must meet the annual distribution, source-of-income and asset diversification requirements described below. However, New Mountain Guardian will have no assets, other than its direct ownership of common membership units of NMG LLC, and no source of cash flow, other than distributions from NMG LLC, and New Mountain Guardian will not be permitted to conduct any business or ventures, other than in connection with the acquisition, ownership or disposition of common membership units of NMG LLC and its operation as a public reporting company. Accordingly, New Mountain Guardian will look to NMG LLC's assets and income, and will rely on the distributions made by NMG LLC to its members, for purposes of satisfying these requirements.

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  The annual distribution requirement for a RIC will be satisfied if New Mountain Guardian distributes to its stockholders on an annual basis at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because NMG LLC may use debt financing, it is subject to an asset coverage ratio requirement under the 1940 Act and may be subject to certain financial covenants under its debt financing agreements that could, under certain circumstances, restrict it from making distributions to its members necessary for New Mountain Guardian to satisfy the distribution requirement. If NMG LLC is unable to obtain cash from other sources, and thus is unable to make sufficient distributions to its members, New Mountain Guardian could fail to qualify for RIC tax treatment and thus become subject to corporate-level federal income tax (and any applicable state and local taxes).

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  The source-of-income requirement will be satisfied if at least 90% of New Mountain Guardian's allocable share of NMG LLC's gross income for each year is derived from dividends, interest, gains from the sale of stock or securities or similar sources.

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  The asset diversification requirement will be satisfied if New Mountain Guardian meets certain asset diversification requirements at the end of each quarter of its taxable year. To satisfy this requirement, at least 50% of the value of New Mountain Guardian's assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of New Mountain Guardian's assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by it and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships". Failure to meet these requirements may result in NMG LLC having to dispose of certain investments quickly in order to prevent the loss of New Mountain Guardian's RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. For purposes of applying the asset diversification requirement, although there is no authority directly applicable to New Mountain Guardian and thus the matter is not free from doubt, it is expected that New Mountain Guardian will be treated as if it directly invested in its pro rata share of NMG LLC's assets for purposes of satisfying the asset diversification requirement. However, there can be no assurance that the IRS will not successfully assert that New Mountain Guardian does not meet the asset diversification requirement because it is unable to look to NMG LLC's assets for purpose of that requirement. In that case, New

    Mountain Guardian would fail to qualify as a RIC and thus become subject to corporate-level federal income tax (and any applicable state and local taxes).

          If New Mountain Guardian fails to qualify for or maintain its RIC status for any reason and is subject to corporate-level federal income tax (and any applicable state and local taxes), the resulting taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions, which would have a material adverse effect on its financial performance. For additional discussion regarding the tax implications of a RIC, see "Material Federal Income Tax Considerations — Taxation of New Mountain Guardian as a RIC" and "Material Federal Income Tax Considerations — Failure of New Mountain Guardian to Qualify as a RIC".

You may have current tax liabilities on distributions you reinvest in common stock of New Mountain Guardian.

          Under the dividend reinvestment plan, if you own shares of common stock of New Mountain Guardian registered in your own name, you will have all cash distributions automatically reinvested in additional shares of common stock of New Mountain Guardian unless you opt out of the dividend reinvestment plan by delivering a written notice to the plan administrator prior to the record date of the next dividend or distribution. If you have not "opted out" of the dividend reinvestment plan, you will be deemed to have received, and for federal income tax purposes will be taxed on, the amount reinvested in common stock of New Mountain Guardian to the extent the amount reinvested was not a tax-free return of capital. As a result, you may have to use funds from other sources to pay your federal income tax liability on the value of the common stock received. See "Dividend Reinvestment Plan".

New Mountain Guardian may not be able to pay you distributions on its common stock, its distributions to you may not grow over time and a portion of its distributions to you may be a return of capital for federal income tax purposes.

          New Mountain Guardian intends to pay quarterly distributions to its stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow New Mountain Guardian to make a specified level of cash distributions or year-to-year increases in cash distributions. If NMG LLC is are unable to satisfy the asset coverage test applicable to it as a business development company, NMG LLC's ability to pay distributions to its members could be limited, thereby limiting New Mountain Guardian Corporation's ability to pay distributions to its stockholders. All distributions will be paid at the discretion of NMG LLC's board of directors and will depend on its earnings, financial condition, maintenance of New Mountain Guardian's RIC status, compliance with applicable business development company regulations and such other factors as NMG LLC's board of directors may deem relevant from time to time. The distributions New Mountain Guardian pays to its stockholders in a year may exceed its taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for federal income tax purposes.

          In addition, because New Mountain Guardian will be a holding company, New Mountain Guardian will only be able to pay distributions on its common stock from distributions received from NMG LLC. NMG LLC intends to make distributions to its members that will be sufficient to enable New Mountain Guardian to pay quarterly distributions to its stockholders and to obtain and maintain its status as a RIC. However, there can be no assurances that NMG LLC will make distributions to its members in the future. Accordingly, New Mountain Guardian cannot assure you that it will pay distributions to you in the future.

New Mountain Guardian may have difficulty paying its required distributions if NMG LLC recognizes taxable income before or without receiving cash representing such income.

          For federal income tax purposes, New Mountain Guardian will include in its taxable income its allocable share of certain amounts that NMG LLC has not yet received in cash, such as original issue discount or accruals on a contingent payment debt instrument, which may occur if NMG LLC receives warrants in connection with the origination of a loan or possibly in other circumstances or contracted payment-in-kind, or PIK, interest, which generally represents contractual interest added to the loan balance and due at the end of the loan term. New Mountain Guardian's allocable share of such original issue discount and PIK interest will be included in New Mountain Guardian's taxable income before NMG LLC receives any corresponding cash payments. New Mountain Guardian also may be required to include in its taxable income its allocable share of certain other amounts that NMG LLC will not receive in cash.

          Because in certain cases NMG LLC may recognize taxable income before or without receiving cash representing such income, NMG LLC may have difficulty making distributions to NMG LLC's members that will be sufficient to enable New Mountain Guardian to meet the annual distribution requirement necessary for New Mountain Guardian to qualify as a RIC. Accordingly, NMG LLC may need to sell some of NMG LLC's assets at times and/or at prices that NMG LLC would not consider advantageous, New Mountain Guardian or NMG LLC may need to raise additional equity or debt capital or NMG LLC may need to forego new investment opportunities or otherwise take actions that are disadvantageous to NMG LLC's business (or be unable to take actions that are advantageous to NMG LLC's business) to enable NMG LLC to make distributions to its members that will be sufficient to enable New Mountain Guardian to meet the annual distribution requirement. If New Mountain Guardian or NMG LLC is unable to obtain cash from other sources to enable New Mountain Guardian to meet the annual distribution requirement, New Mountain Guardian may fail to qualify for the federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level federal income tax (and any applicable state and local taxes). For additional discussion regarding the tax implications of a RIC, see "Material Federal Income Tax Considerations — Taxation of New Mountain Guardian as a RIC" and "Material Federal Income Tax Considerations — Failure of New Mountain Guardian to Qualify as a RIC".

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

          Changes in the laws or regulations or the interpretations of the laws and regulations that govern business development companies, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. New Mountain Guardian, NMG LLC and our portfolio companies are subject to federal, state and local laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, any of which could adversely affect our business, including with respect to the types of investments we are permitted to make, and your interest as a stockholder potentially with retroactive effect. In addition, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. These changes could result in material changes to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of the Investment Advisor to other types of investments in which the Investment Advisor may have less expertise or little or no experience. Any such changes, if they occur, could have a material adverse effect on our business, results of operations and financial condition and, consequently, the value of your investment in us.

New Mountain Guardian will incur significant costs as a result of being a publicly traded company.

          As a publicly traded company, New Mountain Guardian will incur legal, accounting and other expenses, which will be paid by NMG LLC, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the "Sarbanes-Oxley Act", and other rules implemented by the SEC. In addition, until exemptive relief is obtained, NMG LLC will also incur costs associated with its separate periodic reporting requirements under the Exchange Act. You will bear NMG LLC's expenses, as well as New Mountain Guardian's expenses, indirectly through New Mountain Guardian's investment in NMG LLC.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect New Mountain Guardian and the market price of New Mountain Guardian's common stock.

          Upon completion of this offering, New Mountain Guardian and NMG LLC will be subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Under current SEC rules, beginning with New Mountain Guardian's fiscal year ending December 31, 2011, New Mountain Guardian's and NMG LLC's management will be required to report on their internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, and rules and regulations of the SEC thereunder. New Mountain Guardian and NMG LLC will be required to review on an annual basis their respective internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our respective internal control over financial reporting. As a result, New Mountain Guardian and NMG LLC expect to incur significant additional expenses in the near term, which may negatively impact NMG LLC's financial performance and NMG LLC's ability to make distributions to its members and, consequently, New Mountain Guardian's ability to make distributions to its stockholders. This process also will result in a diversion of management's time and attention. We cannot be certain as to the timing of completion of any evaluation, testing and remediation actions or the impact of the same on our operations and neither New Mountain Guardian nor NMG LLC may be able to ensure that the process is effective or that New Mountain Guardian's or NMG LLC's internal control over financial reporting is or will be effective in a timely manner. In the event that New Mountain Guardian and NMG LLC are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, NMG LLC and, consequently, the market price of New Mountain Guardian's common stock may be adversely affected.

Our business is highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of New Mountain Guardian's common stock and its ability to pay dividends.

          Our business is highly dependent on the communications and information systems of the Investment Advisor and its affiliates. Any failure or interruption of such systems could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our operating results and, consequently, negatively affect the market price of New Mountain Guardian's common stock and its ability to pay dividends to its stockholders. In addition, because many of our portfolio companies operate and rely on network infrastructure and enterprise applications and internal technology systems for development, marketing, operational, support and other business activities, a disruption or failure of any or all of these systems in the event of a major telecommunications failure, cyber-attack, fire, earthquake, severe weather conditions or other catastrophic event could cause system interruptions, delays in product development and loss of critical data and could otherwise disrupt their business operations.

 Risks Relating to Our Investments

Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

          Investing in middle-market businesses involves a number of significant risks. Among other things, these companies:

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  may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of any equity components of our investments;

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  may have shorter operating histories, narrower product lines, smaller market shares and/or more significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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  generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence;

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  may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

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  generally have less publicly available information about their businesses, operations and financial condition.

          In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of NMG LLC's officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, NMG LLC's officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through NMG LLC's indemnification of such officers and directors) and the diversion of management time and resources.

Our investment strategy, which is focused primarily on privately held companies, presents certain challenges, including the lack of available information about these companies.

          NMG LLC invests primarily in privately held companies. There is generally little public information about these companies, and, as a result, NMG LLC must rely on the ability of the Investment Advisor to obtain adequate information to evaluate the potential returns from, and risks related to, investing in these companies. If NMG LLC is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and it may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. They are, thus, generally more vulnerable to economic downturns and may experience substantial variations in operating results. These factors could adversely affect our investment returns.

If NMG LLC makes unsecured investments, those investments might not generate sufficient cash flow to service their debt obligations to NMG LLC.

          NMG LLC may make unsecured investments. Unsecured investments may be subordinated to other obligations of the obligor. Unsecured investments often reflect a greater possibility that adverse changes in the financial condition of the obligor or general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. If NMG LLC makes an unsecured investment in a portfolio company, that portfolio company may be highly leveraged, and its relatively high debt-to-equity ratio may increase the risk that its operations might not generate sufficient cash to service its debt obligations.

If NMG LLC invests in the securities and obligations of distressed and bankrupt issuers, it might not receive interest or other payments.

          From time to time, NMG LLC may invest in other types of investments which are not our primary focus, including investments in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments.

The lack of liquidity in our investments may adversely affect our business.

          NMG LLC invests, and will continue to invest, in companies whose securities are not publicly traded and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for NMG LLC to sell these investments when desired. In addition, if NMG LLC is required or otherwise chooses to liquidate all or a portion of our portfolio quickly, it may realize significantly less than the value at which it had previously recorded these investments. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. Because most of our investments are illiquid, NMG LLC may be unable to dispose of them in which case New Mountain Guardian could fail to qualify as a RIC and/or business development company, or NMG LLC may be unable to do so at a favorable price, and, as a result, NMG LLC and New Mountain Guardian may suffer losses.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing NMG LLC's net asset value through increased net unrealized depreciation.

          As a business development company, NMG LLC is required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by its board of directors. Because New Mountain Guardian will be a holding company with no direct operations of its own, and its only business and sole asset will be its ownership of common membership units of NMG LLC, New Mountain Guardian's net asset value will be based on NMG LLC's valuation of our investments and its percentage interest in NMG LLC. As part of the valuation process, NMG LLC may take into account the following types of factors, if relevant, in determining the fair value of our investments:

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  a comparison of the portfolio company's securities to publicly traded securities;

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  the enterprise value of a portfolio company;

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  the nature and realizable value of any collateral;

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  the portfolio company's ability to make payments and its earnings and discounted cash flow;

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  the markets in which the portfolio company does business; and

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  changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

          When an external event such as a purchase transaction, public offering or subsequent sale occurs, NMG LLC will use the pricing indicated by the external event to corroborate its valuation.

NMG LLC will record decreases in the market values or fair values of our investments as unrealized depreciation. Declines in prices and liquidity in the corporate debt markets may result in significant net unrealized depreciation in our portfolio. The effect of all of these factors on our portfolio may reduce NMG LLC's net asset value, and, indirectly, New Mountain Guardian's net asset value based on its percentage interest in NMG LLC, by increasing net unrealized depreciation in our portfolio. Depending on market conditions, NMG LLC could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse effect on its business, financial condition, results of operations and cash flows.

If NMG LLC is unable to make follow-on investments in our portfolio companies, the value of our investment portfolio could be adversely affected.

          Following an initial investment in a portfolio company, NMG LLC may make additional investments in that portfolio company as "follow-on" investments, in order to (i) increase or maintain in whole or in part its equity ownership percentage, (ii) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing or (iii) attempt to preserve or enhance the value of our investment. NMG LLC may elect not to make follow-on investments or may otherwise lack sufficient funds to make these investments. NMG LLC will have the discretion to make follow-on investments, subject to the availability of capital resources. If NMG LLC fails to make follow-on investments, the continued viability of a portfolio company and our investment may, in some circumstances, be jeopardized and we could miss an opportunity for NMG LLC to increase its participation in a successful operation. Even if NMG LLC has sufficient capital to make a desired follow-on investment, it may elect not to make a follow-on investment because it may not want to increase its concentration of risk, either because it prefers other opportunities or because it is subject to business development company requirements that would prevent such follow-on investments or such follow-on investments would adversely impact New Mountain Guardian's ability to maintain its RIC status.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

          NMG LLC invests in Target Securities at all levels of the capital structure. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which NMG LLC invests. By their terms, these debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which NMG LLC is entitled to receive payments with respect to the debt instruments in which it invests. In addition, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to NMG LLC's investment in that portfolio company would typically be entitled to receive payment in full before it receives any distribution. After repaying the senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to NMG LLC. In the case of debt ranking equally with debt instruments in which NMG LLC invests, it would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The disposition of our investments may result in contingent liabilities.

          Most of our investments will involve private securities. In connection with the disposition of an investment in private securities, NMG LLC may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. NMG LLC may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through NMG LLC's return of certain distributions previously made to it.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or NMG LLC could be subject to lender liability claims.

          Even though NMG LLC may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which NMG LLC actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of NMG LLC's claim to that of other creditors. NMG LLC may also be subject to lender liability claims for actions taken by it with respect to a borrower's business or instances where it exercises control over the borrower. It is possible that NMG LLC could become subject to a lender's liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that NMG LLC makes to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and NMG LLC.

          Certain loans to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before NMG LLC. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then NMG LLC, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company's remaining assets, if any.

          The rights NMG LLC may have with respect to the collateral securing the loans it makes to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements entered into with the holders of senior debt. Under an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral, the ability to control the conduct of such proceedings, the approval of amendments to collateral documents; releases of liens on the collateral and waivers of past defaults under collateral documents. NMG LLC may not have the ability to control or direct these actions, even if its rights are adversely affected.

We generally will not control our portfolio companies.

          We do not, and do not expect to, control most of our portfolio companies, even though NMG LLC may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants that limit the business and operations of our portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the management of such company, in which NMG LLC invests as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity of the investments that NMG LLC typically holds in our portfolio companies, it may not be able to dispose of our investments in the event that we disagree with the actions of a portfolio company as readily as we would otherwise like to or at favorable prices which could decrease the value of our investments.

There has recently been a period of capital markets disruption which could occur again in the future.

          The U.S. capital markets have recently experienced extreme volatility and disruption, and these disruptive conditions could occur again in the future. Disruptions in the capital markets increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. A prolonged period of market illiquidity could have an adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions could also increase NMG LLC's funding costs, limit New Mountain Guardian's and NMG LLC's access to the capital markets or result in a decision by lenders not to extend credit to NMG LLC. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

          Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, NMG LLC's non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase NMG LLC's funding costs, limit New Mountain Guardian's and NMG LLC's access to the capital markets or result in a decision by lenders not to extend credit to NMG LLC. These events could prevent NMG LLC from increasing investments and harm our operating results.

Defaults by our portfolio companies may harm our operating results.

          A portfolio company's failure to satisfy financial or operating covenants imposed by NMG LLC or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that NMG LLC holds.

          NMG LLC may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower's business or exercise control over a borrower. It is possible that NMG LLC could become subject to a lender's liability claim, including as a result of actions taken if it renders significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, even though NMG LLC may have structured our investment as senior secured debt, depending on the facts and circumstances, including the extent to which NMG LLC provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of NMG LLC's claim to claims of other creditors.

Changes in interest rates may affect NMG LLC's cost of capital and net investment income.

          To the extent NMG LLC borrows money to make investments, NMG LLC's net investment income will depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on NMG LLC's net investment income in the event it uses debt to finance its investments. In periods of rising interest rates, NMG LLC's cost of funds would increase, which could reduce its net investment income. We expect that NMG LLC's long-term fixed-rate investments will be financed primarily with issuances of equity by New Mountain Guardian and long-term debt securities by NMG LLC. NMG LLC may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

We may not realize gains from our equity investments.

          When NMG LLC invests in Target Securities, it may acquire warrants or other equity securities of portfolio companies as well. NMG LLC may also invest in equity securities directly. To the extent NMG LLC holds equity investments, it will attempt to dispose of them and realize gains upon its disposition of them. However, the equity interests NMG LLC receives may not appreciate in value and, in fact, may decline in value. As a result, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests.

The performance of our portfolio companies may differ from our historical performance as our investment strategy will include primary originations in addition to secondary market purchases.

          Historically, our investment strategy consisted primarily of secondary market purchases in debt securities. We are currently in the process of adjusting our investment strategy to also include primary originations. While loans we originate and loans we purchase in the secondary market face many of the same risks associated with the financing of leveraged companies, we may be exposed to different risks depending on specific business considerations for secondary market purchases or origination of loans. As a result, this strategy may result in different returns from these investments that the types of returns we have historically experienced from secondary market purchases of debt securities.

We may be subject to additional risks if we invest in foreign securities and/or engage in hedging transactions.

          The 1940 Act generally requires that 70% of our investments be in issuers each of whom is organized under the laws of, and has its principal place of business in, any state of the United States, the District of Columbia, Puerto Rico, the Virgin Islands or any other possession of the United States. Our investment strategy does not presently contemplate investments in securities of non-U.S. companies. However, we may desire to make such investments in the future, to the extent that such transactions and investments are permitted under the 1940 Act. We expect that these investments would focus on the same types of investments that we make in U.S. middle-market companies and accordingly would be complementary to our overall strategy and enhance the diversity of our holdings. Investing in foreign companies could expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Investments denominated in foreign currencies would be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. NMG LLC may employ hedging techniques to minimize these risks, but we can offer no assurance that it will, in fact, hedge currency risk, or that if it does, such strategies will be effective.

          Engaging in hedging transactions would also, indirectly, entail additional risks to New Mountain Guardian stockholders. NMG LLC could, for example, use instruments such as interest rate swaps, caps, collars and floors and, if it were to invest in foreign securities, it could use instruments such as forward contracts or currency options and borrow under a credit facility in currencies selected to minimize our foreign currency exposure. In each such case, NMG LLC generally would seek to hedge against fluctuations of the relative values of our portfolio positions from changes in market interest rates or currency exchange rates. Hedging against a decline in the values of our portfolio positions would not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of the positions declined. However, such hedging could establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. These hedging transactions could also limit the opportunity for gain if the values of the underlying portfolio positions increased. Moreover, it might not be possible to hedge against an exchange rate or interest rate fluctuation that was so generally anticipated that NMG LLC would not be able to enter into a hedging transaction at an acceptable price.

          While NMG LLC may enter into these types of transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates could result in poorer overall investment performance than if it had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged could vary. Moreover, for a variety of reasons, NMG LLC might not seek to establish a perfect correlation between the hedging instruments and the portfolio holdings being hedged. Any imperfect correlation could prevent NMG LLC from achieving the intended hedge and expose it and New Mountain Guardian to risk of loss. In addition, it might not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities would likely fluctuate as a result of factors not related to currency fluctuations.

Risks Relating to Our Corporate Structure

New Mountain Guardian will be a holding company with no direct operations of its own, and will depend on distributions from NMG LLC to meet its ongoing obligations.

          New Mountain Guardian will be a holding company with no direct operations of its own, and its only business and sole asset will be its direct ownership of common membership units of NMG LLC. As a result, all investment decisions relating to our portfolio will be made by the Investment Advisor under the supervision of NMG LLC's board of directors, which may be different from New Mountain Guardian's board of directors. Although NMG LLC's limited liability company agreement, or the "LLC Agreement", provides that all matters subject to a member vote will be voted on a "pass through" basis, including with respect to the election of NMG LLC's directors, New Mountain Guardian will not, and you, indirectly, as stockholders of New Mountain Guardian will not, have any control over NMG LLC's day-to-day operations and investment decisions.

          New Mountain Guardian also will not have any independent ability to generate revenue, and its only source of cash flow from operations will be distributions from NMG LLC. Consequently, New Mountain Guardian will rely on NMG LLC to cover the expenses of its day-to-day business, including expenses incident to New Mountain Guardian's status as a public company. Pursuant to the Administration Agreement, NMG LLC will reimburse the Administrator for New Mountain Guardian's allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to New Mountain Guardian under the Administration Agreement. However, if NMG LLC cannot or does not make the payments required pursuant to the Administration Agreement, New Mountain Guardian may be unable to cover these expenses.

          In addition, because New Mountain Guardian is a holding company, its ability to pay distributions to its stockholders will depend on the prior distribution from NMG LLC of cash in an amount sufficient to pay quarterly distributions and to obtain and maintain its status as a RIC. The distribution of cash flows by NMG LLC to New Mountain Guardian will be subject to statutory restrictions under the Delaware Limited Liability Company Act, the 1940 Act and contractual restrictions under NMG LLC's debt instruments that may limit NMG LLC ability to make distributions. In addition, any distributions and payments of fees or costs will be based upon NMG LLC's financial performance. Any distributions of cash will be made on a pro rata basis to all of NMG LLC's members, including New Mountain Guardian and Guardian AIV, indirectly, through Guardian AIV Holdings, in accordance with each holders' respective percentage interest.

          Circumstances may arise in the future when the interests of NMG LLC's members conflict with the interests of New Mountain Guardian's stockholders. As a member of NMG LLC, New Mountain Guardian may owe fiduciary duties to the other members of NMG LLC that could conflict with fiduciary duties New Mountain Guardian's officers and directors owe to its stockholders. In addition, following the completion of this offering, NMG LLC's board of directors and the board of directors of New Mountain Guardian will be comprised of the same members. However, NMG LLC's board of directors will owe fiduciary duties to its members that could conflict with the fiduciary duties New Mountain Guardian's board of directors owes to its stockholders.

New Mountain or its affiliates may have interests that differ from your interests as stockholders.

          Following the completion of this offering and based on the mid-point of the range set forth on the cover of this prospectus, Guardian AIV will indirectly own, through Guardian AIV Holdings, approximately         % of the common membership units of NMG LLC and Guardian Partners will own approximately          % of New Mountain Guardian's outstanding common stock (assuming no exercise of the underwriters' option to purchase additional shares). New Mountain's interests, and the interests of the partners in Guardian AIV and Guardian Partners, may differ from your interests as stockholders.

          In addition, if Guardian AIV owns any common membership units, directly or indirectly, NMG LLC will generally be prohibited from making tax elections or taking positions on tax issues that it knows or would reasonably be expected to know would harm Guardian AIV Holdings, Guardian AIV or its partners than if such election or position had not been made or taken. See "Formation Transactions and Related Agreements — Structure-Related Agreements — NMG LLC Agreement".

Any future exchange by Guardian AIV Holdings of common membership units of NMG LLC for shares of New Mountain Guardian's common stock would significantly dilute your voting power with respect to the election of New Mountain Guardian directors or other matters that require the approval of New Mountain Guardian stockholders only. In addition, the interests of the partners of Guardian AIV following such exchange by Guardian AIV Holdings may be adverse to your interests as stockholders and could limit your ability to influence the outcome of key transactions, including any change of control.

          Pursuant to the terms of the LLC Agreement, Guardian AIV Holdings will have the right to exchange its common membership units for shares of New Mountain Guardian's common stock on a one-for-one basis. Following the completion of transactions described in this prospectus, Guardian AIV will indirectly own through Guardian AIV Holdings approximately         % of the common membership units of NMG LLC, or approximately         % of the common membership units of NMG LLC if the underwriters exercise their option to purchase additional shares in full. If Guardian AIV Holdings exercised its exchange rights with respect to a significant number of common membership units, the voting power of New Mountain Guardian's stockholders would be significantly diluted. As a result, Guardian AIV, indirectly through Guardian AIV Holdings, together with Guardian Partners would retain significant influence over decisions that require the approval of New Mountain Guardian's stockholders exclusively (such as the election of its directors and the approval of mergers or other significant corporate transactions) regardless of whether or not New Mountain Guardian's other stockholders believe that such decisions are in New Mountain Guardian's own best interests. If, following this offering, Guardian AIV Holdings exercised its exchange rights in full, Guardian AIV, indirectly through Guardian AIV Holdings, and Guardian Partners would own approximately         % and         % respectively of all outstanding shares of New Mountain Guardian's common stock, or approximately         % and         %, respectively, if the underwriters exercised their option to purchase additional shares in full. However, these entities would not exercise voting control over their shares of common stock because the right to vote those shares would be passed through to the partners of these entities. These investors may have interests that differ from your interests, and they may vote in a way with which you disagree and that may be adverse to your interests as stockholders. The concentration of ownership of New Mountain Guardian's common stock following the exercise of Guardian AIV Holdings' exchange right may also have the effect of delaying, preventing or deterring a change of control of New Mountain Guardian, could deprive New Mountain Guardian's stockholders of an opportunity to receive a premium for their common stock as part of a sale of New Mountain Guardian and may adversely affect the market price of New Mountain Guardian's common stock.

Risks Relating to this Offering and Our Common Stock

NMG LLC may be unable to invest a significant portion of the proceeds of this offering on acceptable terms in the timeframe contemplated by this prospectus.

          New Mountain Guardian will use the gross proceeds from this offering and the concurrent private placement to purchase, on a one-for-one basis, common membership units of NMG LLC. NMG LLC will, in turn, use these proceeds, after paying underwriting discounts and commissions and offering expenses, to make new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus. Delays in NMG LLC investing the net proceeds of this offering may cause our performance to be worse than that of other fully invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that NMG LLC will be able to identify any investments that meet our investment objective or that any investment that NMG LLC identifies will produce a positive return. NMG LLC may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

          We anticipate that, depending on market conditions, it may take up to six to twelve months to invest substantially all of the net proceeds of this offering in investments meeting our investment objective. During this period, NMG LLC will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and other high-quality investments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which it expects to achieve when our portfolio is fully invested in securities meeting our investment objective. In addition, NMG LLC may also use the net proceeds to temporarily repay indebtedness (which amounts will be subject to reborrowing). As a result, any distributions that New Mountain Guardian receives from NMG LLC and pays to its stockholders during this period may be substantially lower than the distributions that it may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of this offering are invested in securities meeting our investment objective, the market price for New Mountain Guardian's common stock may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

The market price of New Mountain Guardian's common stock may fluctuate significantly.

          The market price and liquidity of the market for shares of New Mountain Guardian's common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  price and volume fluctuations in the overall stock market or in the market for business development companies from time to time;

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  investor demand for shares of New Mountain Guardian's common stock;

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  significant volatility in the market price and trading volume of securities of registered closed-end management investment companies, business development companies or other financial services companies, which is not necessarily related to the operating performance of these companies;

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  the inability to raise equity capital;

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  NMG LLC's inability to borrow money or deploy or invest our capital;

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  fluctuations in interest rates;

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  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

  •
  operating performance of companies comparable to us;

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  changes in regulatory policies or tax guidelines with respect to RICs or business development companies;

  •
  New Mountain Guardian's or NMG LLC's loss of status as or ability to operate as a business development company;

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  New Mountain Guardian's failure to qualify as a RIC, loss of RIC status or ability operate as a RIC;

  •
  actual or anticipated changes in NMG LLC's earnings or fluctuations in its operating results;

  •
  changes in the value of our portfolio of investments;

  •
  general economic conditions, trends and other external factors;

  •
  departures of key personnel; or

  •
  loss of a major source of funding.

Investing in New Mountain Guardian's common stock may involve an above average degree of risk.

          The investments NMG LLC may make may result in a higher amount of risk, volatility or loss of principal than alternative investment options. These investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in New Mountain Guardian's common stock may not be suitable for investors with lower risk tolerance.

Prior to this offering, there has been no public market for New Mountain Guardian's common stock, and we cannot assure you that the market price of New Mountain Guardian's common stock will not decline following the offering.

          Prior to this offering, there has been no public market for New Mountain Guardian's common stock, and we cannot assure you that a trading market will develop or be sustained for New Mountain Guardian's common stock after this offering. The initial public offering price of New Mountain Guardian's common stock will be determined through negotiations among New Mountain Guardian and the underwriters and may not bear any relationship to the market price at which it will trade after this offering. Shares of closed-end management investment companies offered in an initial public offering often trade at a discount to the initial offering price due to sales loads, underwriting discounts and related offering expenses. In addition, shares of closed-end management investment companies have in the past frequently traded at discounts to their net asset values and New Mountain Guardian's stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that New Mountain Guardian's net asset value per share may decline. We cannot predict whether shares of New Mountain Guardian's common stock will trade above, at or below its net asset value per share. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of New Mountain Guardian's common stock purchased in this offering soon after the offering. In addition, if New Mountain Guardian's common stock trades below its net asset value per share, New Mountain Guardian will generally not be able to sell additional shares of its common stock to the public at its market price without first obtaining the approval of its stockholders (including its unaffiliated stockholders) and its independent directors for such issuance. Initially, the market for New Mountain Guardian's common stock will be extremely limited. Following this offering, sales of substantial amounts of New Mountain Guardian's common stock or the availability of such shares for sale, could adversely affect the prevailing market prices for its common stock.

We have not identified specific investments in which NMG LLC will invest the proceeds of this offering.

          As of the date of this prospectus, there are no definitive agreements for any specific investments in which NMG LLC will invest the net proceeds of this offering after such proceeds are contributed by New Mountain Guardian in exchange for common membership units of NMG LLC. Although we are and will continue to evaluate and seek new investment opportunities, you will not be able to evaluate prior to your purchase of common stock in this offering the manner in which NMG LLC will invest the net proceeds of this offering, or the economic merits of any new investment.

Investors in this offering may incur dilution.

          Upon completion of the formation transactions, New Mountain Guardian's as adjusted net asset value as of March 31, 2010 would have been approximately $             , or $             per share, on a fully diluted basis, assuming the conversion of all of the then outstanding common membership units of NMG LLC into a corresponding number of shares of New Mountain Guardian's common stock. After giving effect to (i) the completion of the formation transactions and the concurrent private placement, (ii) the sale of                          shares of New Mountain Guardian's common stock in this offering at an assumed initial public offering price of $             per share (the mid-point of the range set forth on the cover of this prospectus), after deducting underwriting discounts and commissions and estimated offering expenses payable by NMG LLC, (iii) the temporary repayment of indebtedness under NMG LLC's credit facility and (iv) the assumption that all of Guardian AIV Holdings' common membership units of NMG LLC were immediately exchanged for the corresponding number of shares of New Mountain Guardian's common stock, New Mountain Guardian's as adjusted net asset value as of March 31, 2010 would have been approximately $              million, or $             per share, on a fully diluted basis, representing an immediate decrease in its net asset value of $             per share. The foregoing assumes no exercise of the underwriters' option to purchase additional shares. If the underwriters' option to purchase additional shares is exercised in full, the as adjusted net asset value per share of New Mountain Guardian's common stock after this offering would be $             and the dilution per share to investors in this offering would be $             , in each case on a fully diluted basis. In addition, using the                          , 2010 estimated net asset value of $             and the same assumptions discussed above, New Mountain Guardian's pro forma net asset value is expected to be approximately $             per share, resulting in dilution to investors in this offering in New Mountain Guardian of $             per share, on a fully diluted basis.

Sales of substantial amounts of New Mountain Guardian's common stock in the public market may have an adverse effect on the market price of its common stock.

          Sales of substantial amounts of New Mountain Guardian's common stock, including by itself directly, Guardian Partners or Guardian AIV Holdings, if it exercises its right to exchange its common membership units of NMG LLC for shares of New Mountain Guardian's common stock on a one-for-one basis, or the perception that such sales could occur, could materially adversely affect the prevailing market prices for New Mountain Guardian's common stock. Guardian AIV Holdings and Guardian Partners currently intend to sell their interest in our business as soon as practicable from time to time, depending on market conditions and any applicable contractual or legal restrictions. In connection with this offering, Guardian AIV Holdings entered into a lock-up agreement that prevents the exchange of its common membership units of NMG LLC, and Guardian Partners has entered into a similar lock-up agreement that prevents the sale of New Mountain Guardian's common stock held by Guardian Partners, for up to 180 days after the date of this prospectus, subject to carve outs and an extension in certain circumstances as set forth in "Underwriting". Following the expiration of the lock-up, or earlier upon the consent of Goldman, Sachs & Co. and Wells Fargo Securities, LLC, Guardian AIV Holdings, Guardian Partners and the Investment Advisor, if applicable with respect to any common membership units received as payment of the incentive fee, will have the right, subject to certain conditions, to require New Mountain Guardian to register under the federal securities laws the sale of any shares of New Mountain Guardian's common stock held by them or that may be issued to and held by them upon exercise by Guardian AIV Holdings of the exchange right.

          In addition, New Mountain Guardian has granted Guardian AIV Holdings, Guardian Partners, the Investment Advisor, if applicable with respect to any common membership units received as payment of the incentive fee, and their permitted transferees certain "piggyback" registration rights which will allow them to include their shares in any future registrations of New Mountain Guardian equity securities, whether or not that registration relates to a primary offering by us or a secondary offering by or on behalf of any of New Mountain Guardian's stockholders. In particular, Guardian AIV Holdings, Guardian Partners and the Investment Advisor, if applicable with respect to any common membership units received as payment of the incentive fee, will have priority over New Mountain Guardian and any other of its stockholders in any registration that is an underwritten offering. See "Formation Transactions and Related Agreements — Structure Related Agreements — Registration Rights Agreement". Any such filing or the perception that such a filing may occur, could cause the prevailing market price of New Mountain Guardian's common stock to decline and may impact New Mountain Guardian's ability to sell equity to finance our operations. If substantial amounts of New Mountain Guardian's common stock were sold, this could impair its ability to raise additional capital through the sale of securities should New Mountain Guardian desire to do so.

Certain provisions of New Mountain Guardian's certificate of incorporation and bylaws, the Delaware General Corporation Law as well as other aspects of our structure, including Guardian AIV's substantial interest in NMG LLC and Guardian Partners' ownership in New Mountain Guardian, could deter takeover attempts and have an adverse impact on the price of New Mountain Guardian's common stock.

          New Mountain Guardian's certificate of incorporation and bylaws as well as the Delaware General Corporation Law contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. Among other things, New Mountain Guardian's certificate of incorporation and bylaws:

  •
  provide for a classified board of directors, which may delay the ability of New Mountain Guardian's stockholders to change the membership of a majority of its board of directors;

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  authorize the issuance of "blank check" preferred stock that could be issued by New Mountain Guardian's board of directors to thwart a takeover attempt;

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  do not provide for cumulative voting;

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  provide that vacancies on the board of directors, including newly created directorships, may be filled only by a majority vote of directors then in office;

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  limit the calling of special meetings of stockholders;

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  provide that New Mountain Guardian's directors may be removed only for cause;

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  require supermajority voting to effect certain amendments to New Mountain Guardian's certificate of incorporation and bylaws; and

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  require stockholders to provide advance notice of new business proposals and director nominations under specific procedures.

These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of New Mountain Guardian's common stock the opportunity to realize a premium over the market price for its common stock. The credit facility also includes covenants that, among other things, restrict its ability to dispose of assets, incur additional indebtedness, make restricted payments, create liens on assets, make investments, make acquisitions and engage in mergers or consolidations. The credit facility also includes change of control provisions that accelerate the indebtedness under the facility in the event of certain change of control events. In addition, certain aspects of our structure, including Guardian AIV's substantial interest in NMG LLC and Guardian Partners' ownership in New Mountain Guardian, may have the effect of discouraging a third party from making an acquisition proposal for New Mountain Guardian.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

          This prospectus contains forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by forward-looking words such as "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "potential", "should", "will", "would" or similar words. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. Our forward-looking statements include, but are not limited to, information in this prospectus regarding general domestic and global economic conditions, our structure, NMG LLC's future financing plans, New Mountain Guardian's and NMG LLC's ability to operate as business development companies and the expected performance of, and the yield on, our portfolio companies. In particular, there are forward-looking statements under "Prospectus Summary — The Company", "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations". There may be events in the future, however, that we are not able to predict accurately or control. The factors listed under "Risk Factors", as well as any cautionary language in this prospectus, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Before you invest in New Mountain Guardian's common stock, you should be aware that the occurrence of the events described in these risk factors and elsewhere in this prospectus could have a material adverse effect on our business, results of operation and financial position. Any forward-looking statement made by us in this prospectus speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

          The following factors are among those that may cause actual results to differ materially from our forward-looking statements:

  •
  New Mountain Guardian's and NMG LLC's future operating results;

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  the impact of a protracted decline in the liquidity of credit markets;

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  the general economy, including interest and inflation rates, and its impact on the industries in which NMG LLC invests;

  •
  New Mountain Guardian's and NMG LLC's business prospects and the prospects of our portfolio companies;

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  the impact of the formation transactions;

  •
  changes in New Mountain Guardian's and NMG LLC's expenses that we will incur as a stand-alone public company as compared to expectations;

  •
  the operating performance of companies comparable to us;

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  the impact of the investments that we expect NMG LLC to make;

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  the ability of our portfolio companies to achieve their objectives;

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  NMG LLC's ability to make investments consistent with our investment objectives, including with respect to the size, nature and terms of our investments;

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  the ability of the Investment Advisor to locate suitable investments for NMG LLC and to monitor and administer our investments;

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  the ability of the Investment Advisor or its affiliates to attract and retain highly talented professionals;

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  NMG LLC's expected financings and investments;

  •
  New Mountain Guardian's and NMG LLC's regulatory structure and tax status;

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  New Mountain Guardian's and NMG LLC's loss of status or ability to operate as business development companies;

  •
  New Mountain Guardian's failure to qualify as a RIC, loss of RIC status or ability to operate as a RIC;

  •
  the adequacy of NMG LLC's cash resources and working capital and its anticipated use of proceeds;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies;

  •
  the impact of interest rate volatility on our results, particularly to the extent NMG LLC uses leverage as part of our investment strategy;

  •
  actual and potential conflicts of interest with the Investment Advisor and other affiliates of New Mountain;

  •
  the impact of New Mountain Guardian's ownership of a minority of the outstanding common membership units of NMG LLC, New Mountain Guardian's only asset;

  •
  the timing, form and amount of any dividend distributions to New Mountain Guardian's stockholders and distributions from NMG LLC;

  •
  New Mountain Guardian's and NMG LLC's contractual arrangements and relationships with third parties;

  •
  the impact of future changes in laws or regulations and conditions in our operating areas; and

  •
  other factors, including those discussed in "Risk Factors".

          The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

 FORMATION TRANSACTIONS AND RELATED AGREEMENTS

Our History and Current Structure

          New Mountain Guardian was incorporated in Delaware on June 29, 2010. Prior to this offering, it did not engage in any activities, except in preparation for this offering, and it had no operations or assets. New Mountain currently owns the only issued and outstanding share of common stock of New Mountain Guardian. NMG LLC was formed as a subsidiary of Guardian AIV by New Mountain in October 2008. Guardian AIV was formed through an allocation of approximately $300 million of the $5.1 billion of commitments supporting Fund III, a private equity fund managed by New Mountain, and in February 2009 New Mountain formed a co-investment vehicle, Guardian Partners, comprising $20 million of commitments.

          The simplified diagram below depicts our current organizational structure prior to the formation transactions contemplated by this offering:

Holding Company Structure

General

          Following the completion of this offering and the transactions described in this prospectus, New Mountain Guardian will be a holding company with no direct operations of its own, and its only business and sole asset will be its ownership of common membership units of NMG LLC and it will have no material long-term liabilities. New Mountain Guardian's only source of cash flow from operations will be distributions from NMG LLC. NMG LLC will be New Mountain Guardian's operating entity and will be an externally managed finance company which will own all of the existing assets, and will have assumed all of the existing liabilities, of the Guardian Entities following this offering.

Formation Transactions

          The following transactions have occurred or will occur in advance of the completion of this offering to effect our holding company structure:

  •
  Guardian AIV will cause its indirect, wholly-owned subsidiary, New Mountain Guardian Debt Funding, L.L.C., to merge with and into NMG LLC, Guardian AIV's direct, wholly-owned subsidiary, with NMG LLC as the surviving company.

  •
  Guardian Partners will contribute to its indirect, wholly-owned subsidiary, New Mountain Guardian Partners Debt Funding, L.L.C., all of the assets held directly by Guardian Partners, and then Guardian Partners will cause New Mountain Guardian Partners Debt Funding, L.L.C. to merge with and into NMG LLC, with NMG LLC as the surviving company. Guardian Partners will receive an interest in NMG LLC as consideration for the transfer of assets in the merger.

  •
  Guardian AIV and Guardian Partners will enter into an amended and restated limited liability company agreement of NMG LLC pursuant to which their respective membership interests in NMG LLC will be reclassified into common membership units.

  •
  Guardian AIV will contribute to Guardian AIV Holdings, a newly formed Delaware corporation, its common membership units of NMG LLC in exchange for common stock of Guardian AIV Holdings.

  •
  Guardian AIV Holdings will enter into an amended limited liability company agreement of NMG LLC, pursuant to which Guardian AIV Holdings will be admitted as a member of NMG LLC.

  •
  Guardian Partners will contribute to New Mountain Guardian its common membership units of NMG LLC in exchange for shares of New Mountain Guardian's common stock.

  •
  New Mountain Guardian will enter into the Acquisition Agreement with NMG LLC, pursuant to which it will acquire from NMG LLC a number of common membership units of NMG LLC equal to the number of shares of common stock sold by New Mountain Guardian in this offering and the concurrent private placement at a purchase price per unit equal to the per share offering price at which New Mountain Guardian's common stock is sold pursuant to this offering.

  •
  New Mountain Guardian and NMG LLC will enter into the Administration Agreement and NMG LLC will enter into the Investment Management Agreement effective upon the closing of this offering.

  •
  New Mountain Guardian, NMG LLC and Guardian AIV Holdings will elect to be treated as business development companies under the 1940 Act.

  •
  New Mountain Guardian and Guardian AIV Holdings will enter into an amended and restated limited liability company agreement of NMG LLC, pursuant to which New Mountain Guardian will be admitted as a member of NMG LLC and NMG LLC will split the number of outstanding common membership units so that a one-to-one ratio can be maintained between the number of common membership units held by New Mountain Guardian and the number of shares of New Mountain Guardian's common stock outstanding following the completion of this offering.

          Prior to this offering, NMG LLC will calculate net asset value per unit of NMG LLC, the "cutoff NAV", as of                    , 2010, the "cutoff date". The cutoff NAV will be determined and approved by NMG LLC's board of directors and will be calculated consistent with its policies for determining net asset value. See "Determination of Net Asset Value". Consistent with these policies, an independent third party valuation firm will provide NMG LLC with valuation assistance with respect to each investment for which market quotations are not available. NMG LLC will accrue interest income and related expenses as of the cutoff date. The cutoff NAV calculation will be comprised of all the investments at fair value plus any interest income accruals, less any expense accruals through the cutoff date. NMG LLC will not accept any contributions from, nor make any distributions to, the Guardian Entities' limited partners from the cutoff date through the date of this offering.

Consequences of this Offering and the Formation Transactions

          Upon completion of this offering, New Mountain Guardian will cancel the initial share of its common stock held by New Mountain for no consideration. Based on the mid-point of the range set forth on the cover of this prospectus, New Mountain Guardian will own approximately         % and Guardian AIV will indirectly own, through Guardian AIV Holdings, approximately         % of the common membership units of NMG LLC and Guardian Partners will own approximately         % of New Mountain Guardian's outstanding common stock, assuming no exercise of the underwriters' option to purchase additional shares. If the underwriters exercise their option to purchase additional shares of New Mountain Guardian's common stock, pursuant to the Acquisition Agreement, immediately thereafter New Mountain Guardian will acquire from NMG LLC an equivalent number of additional common membership units in exchange for the gross proceeds New Mountain Guardian receives upon exercise of this option.

          After completion of this offering, New Mountain Guardian's only business and sole asset will be its ownership of common membership units of NMG LLC, and it will have no material long-term liabilities. New Mountain Guardian's only source of cash flow from operations will be distributions from NMG LLC.

          The simplified diagram below depicts our summarized organizational structure immediately after the transactions described in this prospectus (assuming no exercise of the underwriters' option to purchase additional shares):

*
These common membership units are exchangeable into shares of New Mountain Guardian common stock on a one-for-one basis.

Structure-Related Agreements

          In connection with the formation transactions referred to above and this offering, New Mountain Guardian and NMG LLC are entering into various agreements governing the relationship among New Mountain Guardian, Guardian AIV, Guardian Partners, Guardian AIV Holdings and NMG LLC.

          These agreements are summarized below, which summaries are qualified in their entirety by reference to the full text of the agreements which are filed as exhibits to the registration statement of which this prospectus is a part.

          For a description of the agreements governing the relationship between NMG LLC and the Investment Advisor and New Mountain Guardian's and NMG LLC's relationship with the Administrator, see "Investment Management Agreement" and "Administration Agreement".

Acquisition Agreement

          As set forth above, in connection with this offering, New Mountain Guardian will enter into the Acquisition Agreement with NMG LLC, pursuant to which it will purchase from NMG LLC, with the gross proceeds of this offering and the concurrent private placement,                     common membership units of NMG LLC (the number of common membership units will equal the number of shares of New Mountain Guardian's common stock sold in this offering and the concurrent private placement). New Mountain Guardian will also agree pursuant to the Acquisition Agreement, in the event the underwriters exercise their option to purchase additional shares of New Mountain Guardian's common stock, to purchase from NMG LLC a number of common membership units equal to the number of shares of New Mountain Guardian's common stock sold pursuant to this option. Assuming the underwriters exercise their option to purchase additional shares in full, New Mountain Guardian will use the gross proceeds from the closing of the option to pay for those units and will own approximately         % of the common membership units of NMG LLC. The per unit purchase price New Mountain Guardian will pay for the common membership units purchased pursuant to the Acquisition Agreement will be equal to the per share offering price at which New Mountain Guardian's common stock is sold pursuant to this offering.

NMG LLC Agreement

First Amended and Restated LLC Agreement

          Prior to the completion of this offering, Guardian AIV's and Guardian Partner's interest in NMG LLC will be reclassified into a new class of common membership units pursuant to a first amended and restated limited liability company agreement of NMG LLC. Although New Mountain Guardian will not be a member under this agreement, it will be a party to and third-party beneficiary of this agreement. This agreement will provide for an exchange right, whereby, upon appropriate notice, Guardian AIV, or its transferees, will have the right to exchange all or any portion of its common membership units for shares of New Mountain Guardian's common stock on a one-for-one basis. This right can be conditionally exercised by Guardian AIV, or its transferees, meaning that prior to the receipt of shares of New Mountain Guardian's common stock upon exchange, Guardian AIV, or its transferees, can withdraw its request to have its common membership units exchanged for shares of New Mountain Guardian's common stock.

          In addition, in connection with the contribution by Guardian AIV of its common membership units to Guardian AIV Holdings, NMG LLC's limited liability company agreement will be further amended to admit Guardian AIV Holdings as a member of NMG LLC.

Second Amended and Restated LLC Agreement

          In connection with this offering, New Mountain Guardian and Guardian AIV Holdings will enter into a second amended and restated limited liability company agreement of NMG LLC. We refer to this second amended and restated agreement as the "LLC Agreement". Limited liability company interests in NMG LLC may, to the extent permissible under the 1940 Act, be represented by one or more classes of units.

          New Mountain Guardian Business.    New Mountain Guardian will have no direct operations, and its only business and sole asset will be its ownership of common membership units of NMG LLC. Under the LLC Agreement, New Mountain Guardian will not be permitted to conduct any business or ventures other than in connection with:

  •
  the acquisition, ownership or disposition of its common membership units of NMG LLC; and

  •
  its operation as a public reporting company.

          Under the LLC Agreement, NMG LLC may conduct any business that may be lawfully conducted by a limited liability company under the Delaware Limited Liability Company Act, except that the LLC Agreement requires that NMG LLC conduct its operations in such a manner that will (1) permit New Mountain Guardian to satisfy the requirements for qualification as a business development company, (2) permit New Mountain Guardian to satisfy the requirements for qualification as a RIC for federal income tax purposes and (3) ensure that NMG LLC will not be classified as a "publicly traded partnership" for purposes of Section 7704 of the Code.

          Board of Directors.    NMG LLC will be managed by a board of directors that will be elected by NMG LLC's members, voting on a "pass through" basis. As a result, the partners in Guardian AIV and New Mountain Guardian's stockholders, including the partners in Guardian Partners, will elect NMG LLC's board of directors. For a description of these "pass through" voting rights, see "— Voting". NMG LLC's initial board of directors will be comprised of the same individuals as the board of directors of New Mountain Guardian Corporation. Under the LLC Agreement, NMG LLC will be required to endeavor to nominate the same slate of director nominees for election by its members as New Mountain Guardian. However, there can be no assurance that NMG LLC's board composition and New Mountain Guardian's board composition will remain the same following the completion of this offering.

          Management.    Subject to the overall supervision of NMG LLC's board of directors, the Investment Advisor will manage NMG LLC's day-to-day operations and provide NMG LLC with investment management services pursuant to the Investment Management Agreement. NMG LLC will pay a management fee and incentive fee to the Investment Advisor for its services.

          Tax Matters.    New Mountain Guardian will be NMG LLC's tax matters member. If Guardian AIV owns any common membership units, directly or indirectly, NMG LLC will generally be prohibited from making tax elections or taking positions on tax issues that it knows or would reasonably be expected to know would harm Guardian AIV Holdings, Guardian AIV or its partners than if such election or position had not been made or taken. Guardian AIV Holdings will also have a consent right over New Mountain Guardian's actions as NMG LLC's tax matters member, including initiating proceedings and extending statutes of limitations, if such action would have a significant adverse effect on Guardian AIV Holdings, Guardian AIV or its partners. In addition, NMG LLC must operate substantially all of its business directly or, subject to compliance with applicable law, through entities treated as partnerships or disregarded entities for federal income tax purposes.

          Exchange Right.    The exchange right of Guardian AIV Holdings, as transferee of Guardian AIV, will be the same as set forth in the First Amended and Restated LLC Agreement. In addition, if New Mountain Guardian and NMG LLC receive exemptive relief to permit NMG LLC to pay 100%, on an after tax basis, of the incentive fee in common membership units of NMG LLC, any such common membership units received by the Investment Advisor will also be exchangeable for shares of New Mountain Guardian's common stock to the same extent as set forth in the First Amended and Restated LLC Agreement.

          Distributions and Allocations of Profits and Losses.    The LLC Agreement will provide that distributions of cash from NMG LLC will be determined by NMG LLC's board of directors and will be made pro rata among the members holding common membership units in accordance with their respective percentage interests in NMG LLC. NMG LLC intends to make distributions to NMG LLC's members that will be sufficient to enable New Mountain Guardian to pay quarterly distributions to its stockholders and to obtain and maintain its status as a RIC.

          Similarly, the LLC Agreement provides that, for tax purposes, subject to compliance with the provisions of Section 704(b) and 704(c) of the Code and the corresponding Treasury regulations, NMG LLC will allocate items of income, gain, loss, deduction and credit to its members, including New Mountain Guardian, pro rata in proportion to the number of outstanding common membership units of NMG LLC held by each such member. New Mountain Guardian's allocable share of NMG LLC's losses cannot be passed through to its stockholders but will be taken into account in determining New Mountain Guardian's taxable income that is required to be distributed to its stockholders by reason of New Mountain Guardian's status as a RIC.

          If NMG LLC liquidates, debts and other obligations must be satisfied before the members may receive any distributions. Any distributions to members then will be made to members in accordance with their respective positive capital account balances.

          Capital Contributions.    Upon the completion of this offering, in connection with New Mountain Guardian's acquisition of common membership units of NMG LLC and pursuant to the Acquisition Agreement, New Mountain Guardian will contribute to NMG LLC the gross proceeds of this offering and the concurrent private placement as its initial capital contribution in exchange for                    common membership units, or                                        common membership units if the underwriters exercise their option to purchase additional shares in full. Following this initial capital contribution and the formation transactions described above and based on the mid-point of the range set forth on the cover of this prospectus, New Mountain Guardian will own approximately         % and Guardian AIV will indirectly own through Guardian AIV Holdings approximately         % of the common membership units of NMG LLC and Guardian Partners will own approximately         % of New Mountain Guardian's outstanding common stock, assuming no exercise of the underwriters' option to purchase additional shares.

          Under the LLC Agreement, New Mountain Guardian is also required to contribute the gross proceeds of any subsequent offering of its common stock by New Mountain Guardian as additional capital to NMG LLC in exchange for, on a one-to-one basis, additional common membership units of NMG LLC. See "— One-to-One Ratio" below. If New Mountain Guardian contributes additional capital to NMG LLC, it will receive additional common membership units of NMG LLC and its percentage interest in NMG LLC will be increased on a proportionate basis based upon the amount of such additional capital contributions. Conversely, the percentage interests of other members will be decreased on a proportionate basis in the event of additional capital contributions by New Mountain Guardian. In addition, if New Mountain Guardian contributes additional capital to NMG LLC, NMG LLC can revalue its property to its fair market value (as determined by its board of directors) and the capital accounts of the members will be adjusted to reflect the manner in which the unrealized gain or loss inherent in such property (that has not been reflected in the capital accounts previously) would be allocated among the members under the terms of the LLC Agreement if there were a taxable disposition of such property for its fair market value (as determined by its board of directors) on the date of revaluation. Under the LLC Agreement, New Mountain Guardian is also required to contribute to NMG LLC any reinvested distributions received by it pursuant to its dividend reinvestment plan. In addition, if New Mountain Guardian uses newly issued shares to implement the plan, it will receive, on a one-for-one basis, additional common membership units of NMG LLC in exchange for such reinvested distributions.

          One-to-One Ratio.    The LLC Agreement contains various provisions requiring that New Mountain Guardian and NMG LLC take certain actions in order to maintain, at all times, a one-to-one ratio between the number of common membership units held by New Mountain Guardian and the number of shares of New Mountain Guardian's common stock outstanding. This one-to-one ratio must also be maintained in the event that New Mountain Guardian issues additional shares of its common stock. Accordingly, every time New Mountain Guardian issues shares of its common stock, other than in connection with the exercise of the exchange right by Guardian AIV Holdings or the Investment Advisor, if applicable with respect to any common membership units received as payment of the incentive fee, NMG LLC will be required to issue additional common membership units to New Mountain Guardian. In addition, in order for New Mountain Guardian to pay a dividend or other distribution to holders of its common stock, it must be accompanied by a prior distribution by NMG LLC to all of its members.

          If New Mountain Guardian redeems, repurchases, acquires, exchanges, cancels or terminates any shares of its common stock, this action must be accompanied by an immediately prior identical (including with respect to the appropriate consideration paid for such action) redemption, repurchase, acquisition, exchange, cancellation or termination of the common membership units of NMG LLC held by New Mountain Guardian. If New Mountain Guardian splits its common stock, this action must be accompanied by an immediately prior identical split of common membership units of NMG LLC. In addition, in general, upon any consolidation or merger or combination to which New Mountain Guardian is a party or any sale or disposition of all or substantially all of its assets to a third party, New Mountain Guardian is required to take all necessary action so that the common membership units held by Guardian AIV Holdings and the Investment Advisor, if applicable with respect to any common membership units received as payment of the incentive fee, will be exchangeable on a per-common membership unit basis at any time or from time to time following such event into the kind and amount of shares of stock and/or other securities or property (including cash) receivable upon such event by holders of New Mountain Guardian's common stock.

          The LLC Agreement also provides that, in connection with any reclassification or recapitalization or any other distribution or dilutive or concentrative event by New Mountain Guardian, if Guardian AIV Holdings or the Investment Advisor, if applicable with respect to any common membership units received as payment of the incentive fee, exercises the exchange right following such event, Guardian AIV Holdings and, if applicable with respect to any common membership units received as payment of the incentive fee, the Investment Advisor will generally be treated as if they were entitled to receive the number of shares of New Mountain Guardian's common stock or other property (including cash) that it would have been entitled to receive had it exercised its exchange right immediately prior to the record date of such event. In addition, the LLC Agreement provides that New Mountain Guardian and NMG LLC must take all necessary action in order to maintain the one-to-one ratio if in the future New Mountain Guardian determines to issue options or other types of equity compensation to individuals that provide services to NMG LLC.

          Voting.    The LLC Agreement provides that all matters subject to a member vote under the LLC Agreement or Delaware law will be voted on a "pass through" basis. Accordingly, the partners in Guardian AIV and New Mountain Guardian's stockholders, including the partners in Guardian Partners, will vote on all such matters in accordance with their respective indirect percentage ownership in NMG LLC. Guardian AIV Holdings, Guardian AIV and Guardian Partners will not have any separate voting power other than to pass through the votes of the respective partners of Guardian AIV and Guardian Partners.

          Expenses.    All of NMG LLC's expenses and all of New Mountain Guardian's expenses, including any amounts owed pursuant to the Administration Agreement, will be borne by NMG LLC.

          Dissolution.    The LLC Agreement will provide that the unanimous consent of NMG LLC's members, voting on a "pass through" basis as described above, will be required to voluntarily dissolve NMG LLC. In addition to a voluntary dissolution, NMG LLC will be dissolved upon the entry of a decree of judicial dissolution in accordance with Delaware law. Upon a dissolution event, the proceeds of liquidation will be distributed in the following order:

  •
  first, to pay the expenses of winding up, liquidating and dissolving NMG LLC and all of its creditors, including members who are creditors; and

  •
  second, to the members pro rata in accordance with their respective positive capital account balances.

          Information.    The LLC Agreement provides that NMG LLC's members will be entitled to certain information regarding NMG LLC. This information includes quarterly and annual information regarding NMG LLC, information required for certain tax matters and any other information required under Delaware law or as reasonably requested by a member.

          Confidentiality.    Each member will agree to maintain the confidentiality of any information received by the member or its affiliates and representatives in connection with the transactions contemplated by the LLC Agreement which is determined to be confidential for a period of three years following the earlier of the date of NMG LLC's dissolution or the date such member ceases to be a member, with customary exceptions, including to the extent disclosure is required by law or judicial process.

          Restrictions on Transfer.    The LLC Agreement provides that, subject to certain limited exceptions (including transfers to affiliates), a member may not transfer any of its common membership units of NMG LLC to any person without the consent of NMG LLC's board of directors, which consent may be given or withheld in their sole and absolute discretion. No member shall have the right to substitute a transferee as a member in its place. A transferee of common membership units of NMG LLC may be admitted as a substituted member only with the consent of NMG LLC's board of directors, which consent may be given or withheld in their sole and absolute discretion.

          Amendment.    Unless otherwise required by law, the LLC Agreement may be amended only by the written consent of each of the members; provided, however, that no amendment may be made without the consent of a member if the amendment would adversely affect the rights of the member other than on a pro rata basis with other members of common membership units.

          Indemnification.    The LLC Agreement provides for indemnification of NMG LLC's members, directors and officers and their respective subsidiaries or affiliates from and against liabilities arising out of or relating to NMG LLC's business, the LLC Agreement, any person's status as NMG LLC's member, director or officer or any action taken by any member, director or officer of NMG LLC under the LLC Agreement or otherwise on NMG LLC's behalf, except that no person entitled to indemnification under the LLC Agreement will be entitled to indemnification if the liability results from the gross negligence or willful misconduct of such person.

          Term.    NMG LLC shall continue until terminated as provided in the LLC Agreement or by operation of law.

          Fiduciary Duties.    Circumstances may arise in the future when the interests of NMG LLC's members conflict with the interests of New Mountain Guardian's stockholders. As a member of NMG LLC, New Mountain Guardian may owe fiduciary duties to the other members of NMG LLC that could conflict with fiduciary duties New Mountain Guardian's officers and directors owe to its stockholders. In addition, following the completion of this offering, NMG LLC's board of directors and the board of directors of New Mountain Guardian will be comprised of the same members. However, NMG LLC's board of directors will owe fiduciary duties to NMG LLC's members that could conflict with the fiduciary duties New Mountain Guardian's board of directors owes to New Mountain Guardian's stockholders.

Registration Rights Agreement

          In connection with this offering, New Mountain Guardian will enter into a registration rights agreement, or the Registration Rights Agreement, with Guardian AIV Holdings, Guardian Partners and the Investment Advisor. Subject to several exceptions, Guardian AIV Holdings, Guardian Partners and the Investment Advisor will have the right to require New Mountain Guardian to register for public resale under the Securities Act all registerable securities that are held by any of them and that they request to be registered at any time after the expiration or waiver of the lock-up period following this offering. Registerable securities subject to the Registration Rights Agreement are shares of New Mountain Guardian's common stock issued or issuable in exchange for common membership units and any other shares of New Mountain Guardian's common stock held by

Guardian AIV Holdings, Guardian Partners, the Investment Advisor and any of their transferees. This right can be conditionally exercised by Guardian AIV Holdings, Guardian Partners or the Investment Advisor, meaning that prior to the registration of the shares Guardian AIV Holdings, Guardian Partners or the Investment Advisor can withdraw their request to have the shares registered. Guardian AIV Holdings, Guardian Partners and the Investment Advisor may each assign their rights to any person that acquires registerable securities subject to the Registration Rights Agreement and who agrees to be bound by the terms of the Registration Rights Agreement.

          Guardian AIV Holdings, Guardian Partners and the Investment Advisor may require New Mountain Guardian to use its best efforts to register under the Securities Act all or any portion of these registerable securities upon a "demand request". The demand registration rights are subject to certain limitations. New Mountain Guardian is not obligated to:

  •
  cause a registration statement with respect to a demand request to be declared effective within             days after the effective date of a previous demand registration, other than a shelf registration pursuant to Rule 415 under the Securities Act of 1933, or within 180 days after the effective date of the registration statement of which this prospectus is a part (unless the lock-up agreement entered into by Guardian AIV Holdings and Guardian Partners has been waived by the underwriters (see "Underwriting"));

  •
  cause a registration statement with respect to a demand request to be declared effective unless the demand request is for a number of shares with a market value that is equal to at least $              million; or

  •
  cause to be declared effective more than             registration statements with respect to demand registration rights.

The Registration Rights Agreement will include limited blackout and suspension periods. In addition, Guardian AIV Holdings, Guardian Partners and the Investment Advisor may also require New Mountain Guardian to file a shelf registration statement on Form N-2 for the resale of their registerable securities if New Mountain Guardian is eligible to use Form N-2 at that time.

          Holders of registerable securities will also have "piggyback" registration rights, which means that these holders may include their respective shares in any future registrations of New Mountain Guardian's equity securities, whether or not that registration relates to a primary offering by New Mountain Guardian or a secondary offering by or on behalf of any of New Mountain Guardian's stockholders. Guardian AIV Holdings, Guardian Partners and the Investment Advisor will have priority over New Mountain Guardian in any registration that is an underwritten offering.

          Guardian AIV Holdings, Guardian Partners and the Investment Advisor will be responsible for the expenses of any demand registration (including underwriters' discounts or commissions) and their pro rata share of any piggyback registration. Guardian AIV Holdings, Guardian Partners and the Investment Advisor have also agreed to indemnify New Mountain Guardian with respect to liabilities resulting from untrue statements or omissions furnished by them to New Mountain Guardian relating to Guardian AIV Holdings, Guardian Partners or the Investment Advisor in any registration statement.

BUSINESS DEVELOPMENT COMPANY
AND REGULATED INVESTMENT COMPANY ELECTIONS

          In connection with this offering, New Mountain Guardian and NMG LLC intend to elect to be treated as business development companies under the 1940 Act prior to the completion of this offering. In addition, New Mountain Guardian intends to elect to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code, commencing with its taxable year ending on December 31, 2010. New Mountain Guardian's and NMG LLC's election to be treated as business development companies and New Mountain Guardian's election to be treated as a RIC will have a significant impact on our future operations. Some of the most important effects on our future operations of New Mountain Guardian's and NMG LLC's respective elections to be treated as business development companies and New Mountain Guardian's election to be treated as a RIC are outlined below. In connection with this offering and the intended elections to be treated as business development companies, New Mountain Guardian and NMG LLC expect to file a request with the SEC for exemptive relief to allow them to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to business development companies.

NMG LLC will report our investments at market value or fair value with changes in value reported through its statement of operations.

          In accordance with the requirements of Article 6 of Regulation S-X, NMG LLC will report all of our investments, including debt investments, at market value or, for investments that do not have a readily available market value, at their fair value as determined in good faith by NMG LLC's board of directors. Because New Mountain Guardian will be a holding company with no direct operations of its own, fair value determinations with respect to our investments will be made by NMG LLC's board of directors. Changes in these values will be reported through NMG LLC's statement of operations under the caption entitled "total net unrealized appreciation (depreciation) from investments". See "Determination of Net Asset Value".

New Mountain Guardian generally will be required to pay federal income taxes only on the portion of its taxable income that it does not distribute to its stockholders (actually or constructively).

          As a RIC, so long as New Mountain Guardian meets certain minimum distribution, source-of-income and asset diversification requirements, it generally will be required to pay federal income taxes only on the portion of its taxable income and gains that it does not distribute (actually or constructively) and certain built-in gains, if any. Because New Mountain Guardian will have no assets other than its ownership of common membership units of NMG LLC and no source of cash flow other than distributions from NMG LLC, New Mountain Guardian will look to NMG LLC's assets and income, and will rely on distributions made by NMG LLC to New Mountain Guardian, for purposes of satisfying these requirements. NMG LLC intends to conduct its operations and make distributions to its members in a manner that will enable New Mountain Guardian to satisfy these requirements.

NMG LLC's ability to use leverage as a means of financing our portfolio of investments will be limited.

          As a business development company, NMG LLC will be required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities of at least 200%. For this purpose, senior securities include all borrowings and any preferred membership units NMG LLC may issue in the future. In addition to any limitations imposed by NMG LLC's existing or future credit facilities, NMG LLC's ability to continue to utilize leverage as a means of financing our portfolio of investments may also be limited by this asset coverage test. Because New Mountain Guardian will have no assets other than its ownership of common membership units of NMG LLC and will have no material long-term liabilities, New Mountain Guardian will look to NMG LLC's assets for purposes of satisfying this test.

New Mountain Guardian intends to distribute substantially all of its income to its stockholders.

          As a RIC, New Mountain Guardian intends to distribute to its stockholders substantially all of its annual taxable income, except that it may retain certain net capital gains for reinvestment in common membership units of NMG LLC. New Mountain Guardian may make deemed distributions to its stockholders of some or all of its retained net capital gains. If this happens, you will be treated as if you had received an actual distribution of the capital gains and reinvested the net after-tax proceeds in New Mountain Guardian. In general, you also would be eligible to claim a tax credit (or, in certain circumstances, obtain a tax refund) equal to your allocable share of the tax New Mountain Guardian paid on the deemed distribution. See "Material Federal Income Tax Considerations". NMG LLC intends to make distributions to its members that will be sufficient to enable New Mountain Guardian to obtain and maintain its status as a RIC.

 USE OF PROCEEDS

          We estimate that New Mountain Guardian will receive proceeds from the sale of the                                        shares of its common stock in this offering of approximately $             , or approximately $             if the underwriters exercise their option to purchase additional shares in full, in each case assuming an initial public offering price of $             per share (the mid-point of the range set forth on the cover of this prospectus). In connection with this offering, New Mountain Guardian will enter into the Acquisition Agreement with NMG LLC, pursuant to which New Mountain Guardian will purchase from NMG LLC                           common membership units of NMG LLC (the number of common membership units will equal the number of shares of New Mountain Guardian's common stock sold in this offering and the concurrent private placement). The per unit purchase price New Mountain Guardian will pay for the common membership units purchased pursuant to the Acquisition Agreement will be equal to the per share offering price at which New Mountain Guardian's common stock is sold pursuant to this offering. Accordingly, New Mountain Guardian will not retain any of the proceeds of this offering. If the underwriters exercise their option to purchase                          additional shares of New Mountain Guardian's common stock, New Mountain Guardian will use any proceeds from the exercise of this option to purchase additional common membership units of NMG LLC (the number of additional common membership units will equal the number of shares of New Mountain Guardian's common stock sold pursuant to this option). See "Formation Transactions and Related Agreements — Holding Company Structure" and "Underwriting".

          NMG LLC will use a portion of these proceeds to pay the underwriting discounts and commissions and estimated expenses of this offering, and intends to use the remaining net proceeds from this offering for new investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus, to temporarily repay indebtedness (which will be subject to reborrowing), to pay New Mountain Guardian's and its operating expenses and distributions to its members and for general corporate purposes. Based on current market conditions, we anticipate that it may take up to six to twelve months for NMG LLC to fully invest the net proceeds it receives in connection with this offering. However, if market conditions change, it may take longer than twelve months to fully invest the net proceeds from this offering. We cannot assure you that we will achieve our targeted investment pace.

          Pending such use, NMG LLC will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. See "Regulation — Temporary Investments" for additional information about temporary investments NMG LLC may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

          New Mountain Guardian intends to pay quarterly distributions to its stockholders out of assets legally available for distribution, beginning with its first full quarter after the completion of this offering. New Mountain Guardian's quarterly distributions, if any, will be determined by its board of directors. New Mountain Guardian's first quarterly distribution, which it expects will be payable in                          2010, is expected to be between $             and $             per share. The actual amount of such distribution, if any, remains subject to approval by New Mountain Guardian's board of directors, and there can be no assurance that any distribution paid will fall within such range. In addition, because New Mountain Guardian will be a holding company, it will only be able to pay distributions on its common stock from distributions received from NMG LLC. NMG LLC intends to make distributions to its members that will be sufficient to enable New Mountain Guardian to pay quarterly distributions to its stockholders and to obtain and maintain its status as a RIC. While it is intended that the distributions made by NMG LLC will be sufficient to enable New Mountain Guardian to pay quarterly distributions to its stockholders and to obtain and maintain its status as a RIC, there can be no assurances that the distributions from NMG LLC will be sufficient to pay distributions to New Mountain Guardian's stockholders in the future.

          New Mountain Guardian intends to elect to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code, commencing with its taxable year ending on December 31, 2010. To obtain and maintain RIC status, New Mountain Guardian must, among other things, distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, New Mountain Guardian currently intends to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its net ordinary income for the calendar year, (2) 98% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years. New Mountain Guardian may retain certain net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) for reinvestment in common membership units of NMG LLC and treat such amounts as deemed distributions to its stockholders. If New Mountain Guardian does this, you will be treated as if you had received an actual distribution of the capital gains New Mountain Guardian retained and then you reinvested the net after-tax proceeds in New Mountain Guardian's common stock. In general, you also will be eligible to claim a tax credit (or, in certain circumstances, obtain a tax refund) equal to your allocable share of the tax New Mountain Guardian paid on the capital gains deemed distributed to you. The distributions New Mountain Guardian pays to its stockholders in a year may exceed its taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for federal income tax purposes. The specific tax characteristics of New Mountain Guardian's distributions will be reported to stockholders after the end of the calendar year. Please refer to "Material Federal Income Tax Considerations" for further information regarding the tax treatment of New Mountain Guardian's distributions and the tax consequences of New Mountain Guardian's retention of net capital gains. We can offer no assurance that NMG LLC will achieve results that will permit the payment of any cash distributions to New Mountain Guardian's stockholders and, if NMG LLC issues senior securities, NMG LLC will be prohibited from making distributions to its members, including New Mountain Guardian, if doing so causes NMG LLC to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions to its members are limited by the terms of any of NMG LLC's borrowings. See "Regulation", "Material Federal Income Tax Considerations" and "Senior Securities".

          New Mountain Guardian has adopted an "opt out" dividend reinvestment plan for its common stockholders. As a result, if New Mountain Guardian makes a distribution, then your cash distributions will be automatically reinvested in additional shares of New Mountain Guardian's common stock, unless you specifically "opt out" of the dividend reinvestment plan so as to receive cash distributions. Cash distributions reinvested in additional shares of New Mountain Guardian's common stock will be automatically reinvested by New Mountain Guardian in additional common membership units of NMG LLC, and, if New Mountain Guardian uses newly issued shares to implement the dividend reinvestment plan, it will receive, on a one-for-one basis, additional common membership units of NMG LLC in exchange for such reinvested distributions. See "Formation Transactions and Related Agreements — Structure-Related Agreements — NMG LLC Agreement" and "Dividend Reinvestment Plan". Guardian Partners intends to "opt out" of the dividend reinvestment plan. Accordingly, any cash distributions payable to Guardian Partners will not be reinvested in shares of New Mountain Guardian's common stock. In addition, Guardian AIV Holdings does not intend to reinvest any distributions received from NMG LLC in additional common membership units of NMG LLC.

 CAPITALIZATION

          The following table sets forth our capitalization as of March 31, 2010:

  •
  on an actual basis;

  •
  on an as adjusted basis to give effect to:

  •
  the completion of the formation transactions and the concurrent private placement;

  •
  the sale of             shares of New Mountain Guardian's common stock in this offering at an assumed initial public offering price of $             per share (the mid-point of the range set forth on the cover of this prospectus), after deducting estimated underwriting discounts and commissions and organizational and offering expenses payable by NMG LLC;

  •
  the temporary repayment of indebtedness under NMG LLC's credit facility; and

  •
  the assumption that all of Guardian AIV Holdings' common membership units of NMG LLC had been exchanged for the corresponding number of shares of New Mountain Guardian's common stock.

          You should read this table together with "Formation Transactions and Related Agreements" and "Use of Proceeds" and the combined financial statements and related notes thereto included elsewhere in this prospectus.

	As of March 31, 2010 (unaudited)
	Actual	As Adjusted
	(in thousands)
Assets:
Cash and cash equivalents	$22,860	$
Investments at fair value	284,815
Other assets	16,405

Total assets	$324,080	$

Liabilities:
Credit facility payable	$67,145	$
Other liabilities	5,860

Total liabilities	$73,005	$

LLC Holders' equity:
Net assets	$251,075	$

Stockholders' equity:
Common stock, par value $0.01 per share; shares authorized, shares outstanding, on an as adjusted fully diluted basis		$
Capital in excess of par value		$

Total stockholders' equity		$

 DILUTION

          If you invest in New Mountain Guardian's common stock, your interest in New Mountain Guardian will be diluted to the extent of the difference between the initial public offering price per share of New Mountain Guardian's common stock and the as adjusted net asset value per share of New Mountain Guardian's common stock immediately after the completion of this offering.

          Upon completion of the formation transactions, New Mountain Guardian's as adjusted net asset value as of March 31, 2010 would have been approximately $             , or $             per share, on a fully diluted basis, assuming the conversion of all of the then outstanding common membership units of NMG LLC into a corresponding number of shares of New Mountain Guardian's common stock. After giving effect to (i) the completion of the concurrent private placement, (ii) the sale of                          shares of New Mountain Guardian's common stock in this offering at an assumed initial public offering price of $             per share (the mid-point of the range set forth on the cover of this prospectus), after deducting underwriting discounts and commissions and estimated offering expenses payable by NMG LLC, (iii) the temporary repayment of indebtedness under NMG LLC's credit facility and (iv) the assumption that all of Guardian AIV Holdings' common membership units of NMG LLC were immediately exchanged for the corresponding number of shares of New Mountain Guardian's common stock, New Mountain Guardian's as adjusted net asset value as of March 31, 2010 would have been approximately $              million, or $             per share, on a fully diluted basis. This represents an immediate decrease in New Mountain Guardian's as adjusted net asset value of $             per share, on a fully diluted basis, to Guardian AIV Holdings and Guardian Partners and an immediate dilution of $             per share, on a fully diluted basis, to the investors who purchase New Mountain Guardian's common stock in this offering at the initial public offering price. The following table shows this immediate New Mountain Guardian share dilution:

Assumed initial public offering price per share	$
Net asset value per share, on a fully diluted basis, before this offering but after completion of the formation transactions(1)	$
(Decrease) in net asset value per share, on a fully diluted basis, attributable to investors in this offering	$

As adjusted net asset value per share, on a fully diluted basis, after this offering and after completion of the formation transactions and the concurrent private placement	$

Dilution per share, on a fully diluted basis, to investors in this offering(2)(3)	$

(1)
Assumes that all of Guardian AIV Holdings'                                        co mmon membership units of NMG LLC had been exchanged for the corresponding number of shares of New Mountain Guardian's common stock.

(2)
The dilution per share to investors in this offering as of March 31, 2010 may differ from the actual dilution per share in connection with this offering. Dilution per share to the investors in this offering as of the date of completion of this offering will reflect various adjustments subsequent to March 31, 2010 in respect of this offering and the formation transactions.

(3)
Using the                          , 2010 estimated net asset value of $             , an offering price per share of $             (the mid-point of the range set forth on the cover of this prospectus), and the same assumptions used above, New Mountain Guardian's pro forma net asset value is expected to be approximately $             per share, on a fully diluted basis, resulting in dilution to investors in this offering of $             per share.

          If the underwriters' option to purchase additional shares is exercised in full, the as adjusted net asset value per share of common stock after this offering would be $             , and the dilution per share to investors in this offering would be $             , in each case on a fully diluted basis.

          The following table summarizes, as of March 31, 2010, the number of shares of common stock purchased from New Mountain Guardian, the total consideration paid to New Mountain Guardian and the average price per share paid by Guardian AIV Holdings and Guardian Partners and to be paid by investors in this offering purchasing shares of common stock in this offering at the initial public offering price of $             per share (the mid-point of the range set forth on the cover of this prospectus), assuming that all of Guardian AIV Holdings' common membership units of NMG LLC were immediately exchanged for the corresponding number of shares of New Mountain Guardian's common stock, before deducting the underwriting discounts and commissions and estimated offering expenses payable by NMG LLC.

	Shares Purchased		Total Consideration
					Average Price Per Share
	Number	Percent	Amount	Percent
Guardian AIV Holdings and Guardian Partners
Investors in this offering
Total		100.0%		100.0%

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

          The information in this section contains forward-looking statements that involve risks and uncertainties. Please see "Risk Factors" and "Special Note Regarding Forward-Looking Statements" for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

 Overview

          New Mountain Guardian will be a holding company with no direct operations of its own, and its only business and sole asset will be its ownership of common membership units of NMG LLC, the operating company for our business. NMG LLC will be an externally managed finance company which will own all of the existing assets, and will have assumed all of the existing liabilities, of the Guardian Entities following this offering. Following the completion of this offering and based on the mid-point of the range set forth on the cover of this prospectus, New Mountain Guardian will own approximately         % and Guardian AIV will indirectly own, through Guardian AIV Holdings, approximately         % of the common membership units of NMG LLC and Guardian Partners will own approximately         % of New Mountain Guardian's common stock, assuming no exercise of the underwriters' option to purchase additional shares.

          Our investment strategy, developed by the Investment Advisor, is to invest through NMG LLC primarily in the debt of companies that the Investment Advisor believes are high quality defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) opportunities for niche market dominance. The Investment Advisor, through its relationship with New Mountain, already has access to proprietary research and operating insights into many of the companies and industries that meet this template.

          NMG LLC will be externally managed by New Mountain Guardian Advisors, a wholly-owned subsidiary of New Mountain, a private equity firm with a track record of investing in the middle market and with assets under management (which includes amounts committed, not all of which have been drawn down and invested to date) totaling more than $8.5 billion as of March 31, 2010. New Mountain focuses on investing in high quality, defensive growth companies across its private equity, public equity, and credit investment vehicles. NMG LLC was formed as a subsidiary of Guardian AIV by New Mountain in October 2008. Guardian AIV was formed through an allocation of approximately $300 million of the $5.1 billion of commitments supporting Fund III, a private equity fund managed by New Mountain, and in February 2009 New Mountain formed a co-investment vehicle, Guardian Partners, comprising $20 million of commitments. As of March 31, 2010, our portfolio had a fair value of approximately $285 million in 26 portfolio companies and had a weighted average Yield to Maturity of approximately 11.5%. Since inception, the Guardian Entities have not experienced any payment defaults or credit losses on these portfolio investments.

          We intend to find and analyze investment opportunities by utilizing the experience of the Investment Advisor's investment professionals. We expect to primarily target loans to, and invest in, U.S. middle market businesses, a market segment we believe will continue to be underserved by other lenders. We expect to make investments through both primary originations and open-market secondary purchases. Our investment objective is to generate current income and capital appreciation through investments in Target Securities. We believe our focus on investment opportunities with contractual current interest payments should allow us to provide New Mountain Guardian stockholders with consistent dividend distributions and attractive risk adjusted total returns.

          In connection with this offering, a series of formation transactions will be undertaken, such that, following this offering, NMG LLC will own all of the existing assets, and will have assumed all of the existing liabilities, of the Guardian Entities. As a result of these transactions, Guardian AIV will indirectly own, through its wholly-owned subsidiary Guardian AIV Holdings, common membership units of NMG LLC, and Guardian Partners will own shares of New Mountain Guardian's common stock. New Mountain Guardian will enter into the Acquisition Agreement with NMG LLC, pursuant to which it will purchase from NMG LLC, with the gross proceeds of this offering,                           common membership units of NMG LLC (the number of common membership units will equal the number of shares of New Mountain Guardian's common stock sold in this offering) in connection with the completion of this offering. The per unit purchase price New Mountain Guardian will pay for the common membership units purchased pursuant to the Acquisition Agreement will be equal to the per share offering price at which its common stock is sold pursuant to this offering. After the completion of this offering, New Mountain Guardian will be a holding company, and its only business and sole asset will be its ownership of common membership units of NMG LLC, the operating company for our business. NMG LLC will be an externally managed finance company managed by the Investment Advisor. New Mountain Guardian and NMG LLC intend to elect to be treated as business development companies under the 1940 Act prior to the completion of this offering. New Mountain Guardian intends to elect to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code, commencing with its taxable year ending on December 31, 2010. See "Material Federal Income Tax Considerations". As a RIC, New Mountain Guardian generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that it timely distributes to its stockholders as dividends if it meets certain source-of-income, distribution and asset diversification requirements. NMG LLC intends to make distributions to its members that will be sufficient to enable New Mountain Guardian to pay quarterly distributions to its stockholders and to obtain and maintain its status as a RIC. New Mountain Guardian intends to distribute to its stockholders substantially all of its annual taxable income, except that it may retain certain net capital gains for reinvestment in common membership units of NMG LLC.

Basis of Presentation

          NMG LLC is considered to be New Mountain Guardian's predecessor for accounting purposes. The information discussed below primarily relates to the combined historical operations of New Mountain Guardian Holdings, L.L.C., formerly known as New Mountain Guardian (Leveraged), L.L.C., and New Mountain Guardian Partners L.P., the assets of which will be contributed to NMG LLC in connection with the formation transactions. The combined financial statements of these entities are NMG LLC's historical financial statements. To date, New Mountain Guardian Corporation has had no operations. As described in "Formation Transactions and Related Agreements — Holding Company Structure", following the completion of this offering, New Mountain Guardian will be a holding company with no direct operations, and its only business and sole asset will be its ownership of common membership units of NMG LLC.

          We do not believe that our combined historical operating performance is necessarily indicative of the results of operations that New Mountain Guardian or NMG LLC expect to report in future periods. Prior to the completion of this offering, we will consummate the formation transactions and New Mountain Guardian and NMG LLC will elect to be treated as business development companies. New Mountain Guardian also intends to elect to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code, commencing with its taxable year ending on December 31, 2010. Because New Mountain Guardian will be a business development company and a RIC, NMG LLC will be subject to certain constraints on its operations, including limitations imposed by the 1940 Act and the Code, to which it previously was not subject.

          In addition, the historical financial information does not reflect the allocation of certain general and administrative costs or expenses or the impact of management fees that were incurred by affiliates of New Mountain. We expect that, following the completion of this offering, our share of expenses and management fees as a stand-alone company will be higher than those historically incurred by NMG LLC. Accordingly, our historical combined financial information should not be relied upon as being representative of our financial position or operating results had we operated on a stand-alone basis under similar regulatory constraints, nor are they representative of our financial position or operating results following this offering. In addition, following the completion of this offering, New Mountain Guardian will own approximately         % of the common membership units of NMG LLC. Depending on New Mountain Guardian's ownership interest in NMG LLC, New Mountain Guardian's results of operations may not be consolidated with NMG LLC's results of operations in future periods. As a result, our historical and future financial information may not be representative of New Mountain Guardian's financial information in future periods.

          Revenues.    NMG LLC generates revenue in the form of interest income on debt investments and capital gains and distributions, if any, on investment securities that we acquire in portfolio companies. Our debt investments typically have a term of three-to-ten years and bear interest at a fixed or floating rate. In some instances, NMG LLC receives payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, NMG LLC receives repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period. Our portfolio activity also reflects the proceeds of sales of securities. In some cases, our investments provide for deferred interest payments or payment-in-kind, or PIK, interest. The principal amount of loans and any accrued but unpaid interest generally become due at the maturity date. In addition, NMG LLC may generate revenue in the form of commitment, origination, structuring or due diligence fees, fees for providing managerial assistance and consulting fees. Loan origination fees, original issue discount and market discount or premium are capitalized, and NMG LLC accretes or amortizes such amounts as interest income. NMG LLC records prepayment premiums on loans as interest income. Dividend income, if any, is recognized on an accrual basis to the extent that NMG LLC expects to collect such amounts.

          Expenses.    NMG LLC's primary operating expenses include the payment of management fees, its allocable portion of overhead expenses under the Administration Agreement for services provided to New Mountain Guardian and NMG LLC and other operating costs described below. Additionally, NMG LLC pays interest expense on outstanding debt under its credit facility and expects to pay interest on any outstanding debt under the credit facility following this offering. NMG LLC bears all other out-of-pocket costs and expenses of its and New Mountain Guardian's operations and transactions, including:

  •
  the cost of calculating net asset value, including the cost of any third-party valuation services;

  •
  the cost of effecting sales and repurchases of shares of New Mountain Guardian's common stock and other securities;

  •
  fees payable to third parties relating to making investments, including out-of-pocket fees and expenses associated with performing due diligence and reviews of prospective investments;

  •
  transfer agent and custodial fees;

  •
  out-of-pocket fees and expenses associated with marketing efforts;

  •
  federal and state registration fees and any stock exchange listing fees;

  •
  federal, state, local and foreign taxes;

  •
  independent directors' fees and expenses;

  •
  brokerage commissions;

  •
  fidelity bond, directors' and officers' liability insurance and other insurance premiums;

  •
  direct costs, such as printing, mailing, long distance telephone and staff;

  •
  fees and expenses associated with independent audits and outside legal costs;

  •
  costs associated with New Mountain Guardian's and NMG LLC's reporting and compliance obligations under the 1940 Act and other applicable federal and state securities laws; and

  •
  other expenses incurred by NMG LLC, the Investment Advisor or New Mountain Guardian in connection with administering our business, including payments under the Administration Agreement that will be based upon New Mountain Guardian's and NMG LLC's allocable portion (subject to the review and approval of NMG LLC's board of directors) of overhead.

          However, with respect to the expenses incident to any registration of shares of New Mountain Guardian's common stock issued in exchange for common membership units of NMG LLC, Guardian AIV Holdings, Guardian Partners and the Investment Advisor, if applicable, will be responsible for the expenses of any demand registration and their pro rata share of any piggyback registration. See "Formation Transactions and Related Agreements — Structure-Related Agreements — Registration Rights Agreement".

Recent Developments

Estimated Net Asset Value

          New Mountain Guardian's                          , 2010 unaudited net asset value per share is estimated to be $             on an as adjusted basis reflecting the formation transactions and its expected         % ownership in NMG LLC (based on the mid-point of the range set forth on the cover of this prospectus). On                          , 2010, NMG LLC's board of directors approved the fair value of NMG LLC's portfolio investments as of                          , 2010 in accordance with NMG LLC's valuation policy and estimated NMG LLC's unaudited net asset value per unit to be $             . NMG LLC's                          , 2010 net asset value estimate is based on this board-approved fair value of our portfolio investments as well as other factors, including expected investment income earned on the portfolio. The                          in net asset value from March 31, 2010 to                          , 2010 is primarily due to additional purchases and sales of portfolio investments since March 31, 2010,                          of our portfolio investments and our retained investment income. See "Determination of Net Asset Value".

Distributions/Contributions

          For the period from March 31, 2010, to                          , 2010, the Guardian Entities received contributions of $              million and made distributions of $              million to the partners of the Guardian Entities.

          New Mountain Guardian's first quarterly distribution, which it expects will be payable in                          2010, is expected to be between $             and $             per share. The actual amount of such distribution, if any, remains subject to approval by New Mountain Guardian's board of directors, and there can be no assurance that any distribution paid will fall within such range. In addition, because New Mountain Guardian will be a holding company, it will only be able to pay distributions on its common stock from distributions received from NMG LLC. NMG LLC intends to make distributions to its members that will be sufficient to enable New Mountain Guardian to pay quarterly distributions to its stockholders and to obtain and maintain its status as a RIC. New Mountain Guardian intends to distribute to its stockholders substantially all of its annual taxable income, except that it may retain certain net capital gains for reinvestment in common membership units of NMG LLC.

Recent Portfolio Activity

          From March 31, 2010 to June 30, 2010, the Guardian Entities purchased seven investments in six portfolio companies, totaling approximately $53.6 million and sold seven investments in seven portfolio companies, totaling approximately $27.2 million.

          Set forth below are the purchases and sales between March 31, 2010 and June 30, 2010:

Purchases

Name / Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)(2)	Maturity	Yield to Maturity(2)	% of Class Held(2)	Par Amount	Purchase Amount
							(unaudited)
							(in thousands)
CDW LLC (f/k/a CDW Corporation)
200 N. Milwaukee Ave.			4.35%
Vernon Hlls, IL 60061	Distribution	First lien	(L+400/M)	10/10/2014	10.4%	0.1%	$2,000	$1,725
Learning Care Group (US), Inc.(3)
21333 Haggerty Rd., Suite 300		First lien	12.00%	4/27/2016	12.9%	8.7%	$17,368	$17,021
Novi, MI 48375	Education	Subordinated	15.00% (PIK)	6/30/2016	16.3%	4.8%	$2,632	$2,579
Merge Healthcare Inc.
6737 W. Washington St., Suite 2250	Healthcare
Milwaukee, WI 53214	Services	First lien	11.75%	5/1/2015	13.1%	5.5%	$11,000	$10,699
Ozburn-Hessey Holding Company LLC
7101 Executive Center Drive, Suite 333			10.50%
Brentwood, TN 37027	Logistics	Second lien	(L+850/Q)	10/8/2016	13.0%	8.0%	$6,000	$5,865
SSI Investments II Limited
107 Northeastern Blvd.
Nashua, NH 03062	Education	First lien	11.13%	6/1/2018	11.7%	2.3%	$7,000	$6,954
Trident Exploration Corp.
1000, 444 – 7 Avenue SW			12.50%
Calgary, Alberta T2P 0X8	Energy	First lien	(L+950/Q)	6/30/2014	14.1%	2.2%	$9,000	$8,750

Total							$55,000	$53,593

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR or the Prime Rate and which resets quarterly (Q) or monthly (M).

(2)
The percentage shown is as of the purchase date of the investment.

(3)
After giving effect to the purchases and sales, Learning Care Group, Inc. would have represented greater than 5% of NMG LLC's total assets as of March 31, 2010 on a pro forma basis. Learning Care is a for-profit provider of early childhood education, development and care services in the United States. Learning Care operates a portfolio of five well-established brands: Childtime™, Tutor Time®, The Children's Courtyard™, La Petite Academy® and Montessori Unlimited®. Learning Care has licensed capacity of approximately 159,500 students across 1,061 schools.

 Sales

Name / Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Par Amount	Sale Amount	$s Invested(2)
						(unaudited) (in thousands)
Berry Plastics Group, Inc.
101 Oakley Street
Evansville, IN 47710	Packaging	First lien	2.26% (L+200/Q)	4/3/2015	$3,909	$3,696	$2,613
Brand Energy &
Infrastructure Services, Inc.
1325 Cobb International Dr,
Ste. A-1
Kennesaw, GA 30152	Industrial Services	First lien	3.56% (L+325/Q)	2/7/2014	$4,989	$4,849	$3,112
Catalent Pharma
Solutions, Inc.
14 Schoolhouse Road
Somerset, NJ 08873	Healthcare Products	First lien	2.50% (L+225/M)	4/10/2014	$6,000	$5,705	$3,870
CRC Health Corporation
20400 Stevens Creek
Boulevard, 6th Floor
Cupertino, CA 95014	Healthcare Facilities	First lien	2.54% (L+225/Q)	2/6/2013	$4,000	$3,840	$2,700
RGIS Services LLC
2000 East Taylor Rd.
Auburn Hills, MI 48326	Business Services	First lien	2.79% (L+250/Q)	4/30/2014	$2,000	$1,900	$1,131
Sabre Holdings
3150 Sabre Drive
Southlake, TX 76092	Information Technology	First lien	2.25% (L+200/Q)	9/30/2014	$1,982	$1,873	$1,496
Sheridan Holdings, Inc.
1613 N. Harrison Parkway,
Ste. 200
Sunrise, FL 33323	Healthcare Services	First lien	2.50% (L+225/Q)	6/13/2014	$5,660	$5,369	$3,790

Total					$28,540	$27,232	$18,712

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR or the Prime Rate and which resets quarterly (Q) or monthly (M). For each debt investment, the interest rate in effect as of March 31, 2010 is provided.

(2)
Excludes fees.

          After giving effect to the purchases and sales between March 31, 2010 and June 30, 2010 above, our pro forma weighted average Yield to Maturity as of June 30, 2010 would have been 11.8% consisting of: (1) 6.1% cash interest based on LIBOR as of June 30, 2010, (2) an additional 0.9% representing the impact of using the forward three-month LIBOR curve on an asset by asset basis, (3) 1.7% current PIK interest and (4) 3.1% accretion of market discount.

          In addition, in May 2010, NMG LLC's $20.0 million undrawn bridge commitment to an affiliate of SkillSoft Public Limited Company was reduced to zero as a result of the permanent high yield financing secured by its affiliate, SSI Investments II Limited, noted above in which NMG LLC acquired approximately $7.0 million of the permanent financing. In June 2010, NMG LLC acquired a $15.0 million undrawn bridge commitment to inVentiv Health, Inc.

Critical Accounting Policies

          The preparation of financial statements and related disclosures in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Valuation of Portfolio Investments

          NMG LLC conducts the valuation of our assets, pursuant to which its net asset value, and, consequently, New Mountain Guardian's net asset value is determined, at all times consistent with generally accepted accounting principles, or GAAP, and the 1940 Act. NMG LLC's valuation procedures are set forth in more detail below:

          Investments for which market quotations are readily available on an exchange are valued at such market quotations. NMG LLC may also obtain indicative prices with respect to certain of our investments from pricing services or brokers or dealers in order to value these investments. When doing so, NMG LLC determines whether the quote obtained is sufficient to determine the fair value of the investment. If determined adequate, NMG LLC uses the quote obtained.

          Investments for which NMG LLC does not have readily available market quotations are valued at fair value as determined in good faith by its board of directors. We expect NMG LLC will value these investments at fair value as determined in good faith by its board of directors using a documented valuation policy and a consistently applied valuation process. NMG LLC's board of directors has engaged an independent third-party valuation firm to provide it with valuation assistance with respect to our material unquoted assets in any given quarter.

          Valuation methods may include comparisons of financial ratios of the portfolio companies that issued such private securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent sale occurs, NMG LLC will consider the pricing indicated by the external event to corroborate the private valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

          NMG LLC's board of directors is ultimately and solely responsible for determining the fair value of the portfolio investments that are not publicly traded, whose market prices are not readily available on a quarterly basis in good faith or any other situation where portfolio investments require a fair value determination.

          With respect to investments for which market quotations are not readily available, NMG LLC's board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  The quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals of the Investment Advisor responsible for the credit monitoring;

  •
  Preliminary valuation conclusions will then be documented and discussed with NMG LLC's senior management and the Investment Advisor;

  •
  At least once annually, the valuation for each portfolio investment for which NMG LLC does not have a readily available market quotation will be reviewed by an independent valuation firm engaged by NMG LLC's board of directors;

  •
  The valuation committee of NMG LLC's board of directors will review these preliminary valuations; and

  •
  NMG LLC's board of directors will discuss the valuations and determine the fair value of each investment in our portfolio in good faith.

          In following these approaches, the types of factors that are taken into account in fair value pricing investments include, as relevant, but are not limited to: available market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company's ability to make payments, its earnings and discounted cash flows and the markets in which it does business; comparisons of financial ratios of peer companies that are public; comparable merger and acquisition transactions; and the principal market and enterprise values.

          Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Under current auditing standards, the notes to NMG LLC's financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on its financial statements.

Revenue Recognition

          Our revenue recognition policies are as follows:

          Investments and Related Investment Income.    NMG LLC accounts for investment transactions on a trade-date basis. NMG LLC's board of directors determines the fair value of our portfolio of investments. Interest is recognized on the accrual basis, adjusted for accretion of discount. For investments with contractual PIK interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, NMG LLC will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the cost basis of investment, without regard to unrealized gains or losses previously recognized. NMG LLC reports changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in its statement of operations.

Portfolio Composition, Investment Activity and Yield

          The fair value of our investments was approximately $284.8 million in 26 portfolio companies at March 31, 2010, $320.5 million in 24 portfolio companies at December 31, 2009 and $61.5 million in six portfolio companies at December 31, 2008. For the quarter ended March 31, 2010, NMG LLC made approximately $21.9 million of new investments in six portfolio companies. For the year ended December 31, 2009, NMG LLC made approximately $268.4 million of new investments in 29 portfolio companies. From October 2008 (inception) through December 31, 2008, which we refer to in this prospectus as the "2008 Operating Period", NMG LLC made approximately $63.0 million of new investments in six portfolio companies.

          For the quarter ended March 31, 2010, NMG LLC had approximately $10.7 million in debt repayments in existing portfolio companies and sales of securities in nine portfolio companies aggregating approximately $69.6 million. For the year ended December 31, 2009, NMG LLC had approximately $10.1 million of debt repayments and sales of securities in 12 portfolio companies aggregating approximately $115.3 million. For the 2008 Operating Period, NMG LLC had approximately $0.1 million of debt repayments and no sales of securities.

          NMG LLC had $20.9 million in realized gains on investments for the quarter ended March 31, 2010 and $37.1 million in realized gains on investments for the year ended December 31, 2009. For the 2008 Operating Period, NMG LLC had no realized gains on investments. In addition, during the quarter ended March 31, 2010, NMG LLC had a change in unrealized appreciation on 18 portfolio companies totaling approximately $9.8 million, which was offset by a change in unrealized depreciation on eight portfolio companies totaling approximately $12.6 million. During the year ended December 31, 2009, NMG LLC had a change in unrealized appreciation on 21 portfolio companies totaling approximately $69.3 million, which was offset by a change in unrealized depreciation on four portfolio companies totaling approximately $1.2 million. During the 2008 Operating Period, NMG LLC had a change in unrealized appreciation on two portfolio companies totaling approximately $0.7 million, which was offset by a change in unrealized depreciation on four portfolio companies totaling approximately $2.1 million.

          The following tables show the par value and fair value of our portfolio of investments by asset class as of March 31, 2010, December 31, 2009 and December 31, 2008 and our portfolio mix by industry as of March 31, 2010:

	March 31, 2010				December 31, 2009				December 31, 2008
	Par Value(1)		Fair Value		Par Value(1)		Fair Value		Par Value(1)		Fair Value
Type	(in thousands)	% of Total	(in thousands)	% of Total	(in thousands)	% of Total	(in thousands)	% of Total	(in thousands)	% of Total	(in thousands)	% of Total
First lien	$252,565	72.7%	$202,744	71.2%	$314,173	76.2%	$244,929	76.4%	$113,747	100.0%	$61,451	100.0%
Second lien	66,707	19.2%	57,271	20.1%	66,511	16.1%	53,255	16.6%	0	0.0%	0	0.0%
Subordinated	28,314	8.1%	23,559	8.3%	31,728	7.7%	22,339	7.0%	0	0.0%	0	0.0%
Common stock	0	0.0%	1,241	0.4%	0	0.0%	0	0.0%	0	0.0%	0	0.0%

Total	$347,586	100.0%	$284,815	100.0%	$412,412	100.0%	$320,523	100.0%	$113,747	100.0%	$61,451	100.0%

(1)
Excludes common stock.

Portfolio Mix by Industry

	Par Value(1)		Fair Value
Industry	(in thousands)	% of Total	(in thousands)	% of Total
Business Services	$75,791	22.0%	$64,932	22.9%
Software	57,712	16.6%	45,958	16.1%
Healthcare Services	43,268	12.4%	38,091	13.4%
Industrial Services	37,691	10.8%	33,053	11.6%
Distribution	23,882	6.9%	21,017	7.4%
Education	24,789	7.1%	20,290	7.1%
Healthcare Facilities	18,774	5.4%	17,175	6.0%
Healthcare Products	28,281	8.1%	10,196	3.6%
Consumer Services	10,000	2.9%	8,450	3.0%
Power Generation	10,507	3.0%	7,954	2.8%
Information Technology	6,982	2.0%	6,662	2.3%
Federal Services	6,000	1.7%	6,105	2.1%
Packaging	3,909	1.1%	3,691	1.3%
Consumer Products	0	0.0%	1,241	0.4%

Total	$347,586	100.0%	$284,815	100.0%

(1)
Excludes common stock.

          As of March 31, 2010, December 31, 2009 and December 31, 2008, the weighted average Yield to Maturity of our portfolio was approximately 11.5%, 12.6% and 18.7% respectively. As of March 31, 2010, the components of the 11.5% weighted average Yield to Maturity of our portfolio were: (1) 5.5% cash interest based on LIBOR as of March 31, 2010, (2) an additional 2.0% representing the impact of using the forward three-month LIBOR curve on an asset by asset basis, (3) 0.9% current PIK interest and (4) 3.1% accretion of market discount.

          The following table sets forth our realized and unrealized investments since inception as of March 31, 2010.

REALIZED INVESTMENTS					Multiple of Capital Invested
Company	Security	Par Value	$s Invested(1)	$s Received(1)(2)			Holding Period
			(in millions)
Kronos Incorporated	First lien	$30.5	$20.2	$28.7	1.42	x	8 mos.
Education Management LLC	First lien	31.3	20.0	28.5	1.43	x	4 mos.
Brickman Group Holdings, Inc.	First lien	29.2	18.7	26.8	1.43	x	7 mos.
Brand Energy & Infrastructure Services, Inc.	First lien	30.4	18.1	28.4	1.57	x	7 mos.
Sheridan Holdings, Inc.	First lien	10.2	6.5	9.7	1.49	x	12 mos.
Nielsen Finance LLC	First lien	10.0	6.3	8.7	1.38	x	5 mos.
Adesa, Inc.	First lien	9.0	6.2	7.6	1.23	x	2 mos.
Catalent Pharma Solutions, Inc.	First lien	2.9	1.7	2.9	1.71	x	8 mos.
CRC Health Corporation	First lien	8.5	5.7	8.1	1.42	x	12 mos.
Mega Brands, Inc.(3)	First lien	12.7	5.8	7.7	1.33	x	3 mos.
RGIS Services, LLC	First lien	9.4	5.6	9.1	1.63	x	10 mos.
Catalent Pharma Solutions, Inc.	Subordinated	14.7	4.2	12.0	2.86	x	11 mos.
National CineMedia, LLC	First lien	9.0	5.0	7.4	1.48	x	2 mos.
ATI Acquisition Company	Subordinated	4.5	4.4	4.4	1.00	x	1 mos.
Berry Plastics Holding Corporation	First lien	4.1	2.8	3.9	1.39	x	13 mos.
GSI Commerce Inc	Subordinated	5.0	2.6	4.3	1.65	x	6 mos.
Oriental Trading Company, Inc.	First lien	4.0	2.6	3.4	1.31	x	1 mos.
Serena Software, Inc.	First lien	2.4	1.5	2.1	1.40	x	2 mos.
Surgical Care Affiliates, LLC	First lien	0.6	0.4	0.6	1.50	x	0 mos.
Other		1.5	1.0	1.5	1.50	x	—

Total Realized		$229.9	$139.3	$205.8	1.48	x	7 mos.

UNREALIZED INVESTMENTS
Company	Security	Par Value	$s Invested(1)	$s Fair Value	Multiple of Capital Invested		Holding Period
			(in millions)
RGIS Services, LLC	First lien	$35.6	$20.7	$33.8	1.63	x	15 mos.
Managed Health Care Associates, Inc.	First lien	22.6	16.1	20.1	1.25	x	8 mos.
	Second lien	15.0	10.5	12.6	1.20	x	5 mos.
First Data Corporation	First lien	23.7	15.5	21.0	1.35	x	13 mos.
CDW Corporation	First lien	23.9	19.5	21.0	1.08	x	4 mos.
Attachmate Corporation, NetIQ Corporation	Second lien	22.5	15.6	19.1	1.22	x	6 mos.
Brock Holdings III, Inc.	First lien	18.9	14.6	16.7	1.14	x	7 mos.
Laureate Education, Inc.	First lien	17.3	11.4	16.1	1.41	x	14 mos.
TA Indigo Holding Corporation	Subordinated	18.3	8.2	15.1	1.84	x	7 mos.
CRC Health Corporation	First lien	14.4	9.7	13.7	1.41	x	12 mos.
Brand Energy & Infrastructure Services, Inc.	First lien	7.6	4.5	7.1	1.58	x	12 mos.
	Second lien	6.0	2.8	5.4	1.93	x	10 mos.
Catalent Pharma Solutions, Inc.	First lien	13.3	9.5	12.4	1.31	x	11 mos.
Merrill Communications LLC	First lien	11.4	8.4	10.6	1.26	x	8 mos.
Kronos Incorporated	Second lien	10.7	7.5	10.1	1.35	x	10 mos.
PODS Holding Funding Corp.	Subordinated	10.0	8.4	8.5	1.01	x	1 mos.
Mach Gen, LLC	Second lien	10.5	7.0	8.0	1.14	x	7 mos.
Alion Science and Technology Corporation	First lien	6.0	5.9	6.1	1.03	x	0 mos.
Sheridan Holdings, Inc.	First lien	5.7	3.8	5.4	1.42	x	13 mos.
Stratus Technologies, Inc.	First lien	5.0	4.8	4.8	1.00	x	0 mos.
ATI Acquisition Company	First lien	4.5	4.3	4.4	1.02	x	3 mos.
LVI Services, Inc.	First lien	5.2	3.7	3.8	1.03	x	3 mos.
Berry Plastics Holding Corporation	First lien	3.9	2.6	3.7	1.42	x	13 mos.
Physiotherapy Associates, Inc. / Benchmark Medical, Inc.	First lien	4.4	3.2	3.5	1.09	x	5 mos.
Datatel, Inc.	Second lien	2.0	2.0	2.1	1.05	x	3 mos.
Sabre Inc.	First lien	2.0	1.5	1.8	1.20	x	8 mos.
Mega Brands, Inc.(3)	Common Stock	N/A	0.9	1.2	1.33	x	3 mos.

Subtotal		$320.4	$222.6	$288.1	1.29	x	8 mos.

Cumulative Undrawn Revolvers
Catalent Pharma Solutions, Inc.	First lien	$15.0	$(5.3)	$(2.3)
RGIS Services, LLC	First lien	5.0	(2.3)	(0.4)
Kronos Incorporated	First lien	4.2	(0.6)	(0.4)
Education Management LLC	First lien	3.0	(0.5)	(0.2)

Subtotal		$27.2	$(8.7)	$(3.3)

Total Unrealized		$347.6	$213.9	$284.8	1.33	x	8 mos.

TOTAL
		Par Value	$s Invested	$s Received + Fair Value	Multiple of Capital Invested		Holding Period
Realized and Unrealized Investments(4)		$577.5	$353.2	$490.6	1.39	x	7 mos.
Investment Income		—	—	31.1	—		—

TOTAL		$577.5	$353.2	$521.7	1.48	x	7 mos.

(1)
Excludes fees.

(2)
Excludes interest received.

(3)
Par value of the term loan was fully relieved through receipt of cash and common stock. The $5.8 million invested capital that is classified in "Realized Investments" relates to the portion of the original investment that was relieved by the cash payment received, and the $0.9 million invested capital that is classified as "Unrealized Investments" relates to the portion of the original investment that was relieved by the common stock received.

(4)
Historical returns may not be indicative of our future performance.

 Results of Operations

Comparison of the three months ended March 31, 2010 and March 31, 2009, and the year ended December 31, 2009 and the operating period from October 29, 2008 (Inception)
through December 31, 2008

Revenue

	Three Months Ended March 31, 2010	Three Months Ended March 31, 2009	Year Ended December 31, 2009	October 29 (Inception) to December 31, 2008
	(in thousands)
Interest income	$8,888	$2,735	$21,109	$86
Other income	189	175	658	170

Total investment income	$9,077	$2,910	$21,767	$256

          Investment income increased by $6.2 million for the three months ended March 31, 2010 as compared to the three months ended March 31, 2009. The increase in investment income was primarily attributable to an increase in invested assets which resulted in an increase in interest income. For the three months ended March 31, 2010, total investment income consisted of $8.9 million in interest income from investments and $0.2 million in other income. For the three months ended March 31, 2009, total investment income consisted of $2.7 million in interest income and $0.2 million in other income.

          Investment income increased by $21.5 million, for the year ended December 31, 2009 as compared to the two-month period ended December 31, 2008. The increase in investment income was primarily due to a full year of operations as well as an increase in invested assets which resulted in an increase in interest income. The value of invested assets for the year ended December 31, 2009 was $320.5 million, an increase of $259.1 million from the end of the 2008 operating period. For the year ended December 31, 2009, total investment income consisted of $21.1 million in interest income from investments and $0.7 million in income from delayed compensation and other income. For the 2008 Operating Period ended December 31, 2008, total investment income consisted of $0.2 million in other income and $0.1 million in interest income.

Operating Expenses

	Three Months Ended March 31, 2010	Three Months Ended March 31, 2009	Year Ended December 31, 2009	October 29 (Inception) to December 31, 2008
	(in thousands)
Interest expense	$581	$—	$421	$—
Administration costs	213	—	232	—
Professional fees	52	23	382	—
Other expenses	23	4	324	—

Total operating expenses	$869	$27	$1,359	$—

          Total operating expenses increased by $0.8 million for the three months ended March 31, 2010 as compared to the three months ended March 31, 2009. Total management fees, which are calculated based on capital commitments, are not included in our historical expense calculation (other than an immaterial amount of management fees incurred by Guardian Partners). Following the completion of this offering, NMG LLC will pay management fees under the Investment

Management Agreement, which provides a different basis for the calculation of these fees as compared to amounts previously paid prior to the completion of this offering. Accordingly, NMG LLC's historical operating expense amounts will not be comparable to its operating expenses after the completion of this offering. Interest expense was higher in the three months ended March 31, 2010 than the three months ended March 31, 2009 due to the addition of the credit facility. Administrative costs and professional fees and other expenses increased during the three months ended March 31, 2010 as a result of an increase in fees paid to third-party vendors.

          Total operating expenses were $1.4 million for the year ended December 31, 2009 compared to no operating expenses in the 2008 Operating Period. Interest expense for the year ended December 31, 2009 was associated with NMG LLC's credit facility which was not in place during the 2008 Operating Period. Professional fees were $0.4 million during the year ended December 31, 2009 which consisted of legal, audit and other costs related to NMG LLC's operations.

Realized Gains and Net Change in Unrealized Appreciation (Depreciation) of Investments

	Three Months Ended March 31, 2010	Three Months Ended March 31, 2009	Year Ended December 31, 2009	October 29 (Inception) to December 31, 2008
	(in thousands)
Realized gains on investments	$20,944	$1,469	$37,129	$—
Net change in unrealized appreciation / (depreciation) of investments	(2,806)	25,916	68,143	(1,435)

Total realized and net change in unrealized appreciation / (depreciation) before taxes	$18,138	$27,385	$105,272	$(1,435)

          During the three months ended March 31, 2010, NMG LLC had $20.9 million in realized gains and $2.8 million in net change in unrealized depreciation on 26 portfolio companies. Realized gains during the three months ended March 31, 2010 included full exits of one portfolio company and partial exits or repayments of 15 portfolio companies. Net change in unrealized depreciation during the three months ended March 31, 2010 resulted from sales of portfolio holdings and the resultant reclassification of gains from unrealized to realized offset by unrealized portfolio appreciation associated with price inflation in the debt markets.

          During the three months ended March 31, 2009, NMG LLC had $1.5 million in realized gains and $25.9 million in net change in unrealized appreciation on 17 portfolio companies. Realized gains during the three months ended March 31, 2009 included partial exits or repayments of 11 portfolio companies. Net change in unrealized appreciation during the three months ended March 31, 2009 resulted from an increase in fair value primarily due to the rise in market prices on our portfolio investments.

          During the year ended December 31, 2009, NMG LLC had $37.1 million in realized gains and $68.1 million in net change in unrealized appreciation on 25 portfolio companies. Realized gains during the year ended December 31, 2009 included full exits of seven portfolio companies and partial exits or repayments of 15 portfolio companies. Net change in unrealized appreciation during the year ended December 31, 2009 resulted from an increase in fair value primarily due to the rise in market prices on portfolio investments.

          During the 2008 Operating Period, NMG LLC had no realized gains and $1.4 million in net change in unrealized depreciation on six portfolio companies. Net change in unrealized depreciation resulted from a reduction in fair value primarily due to general price deflation in the leveraged loan market.

Member's Capital

	Three Months Ended March 31, 2010	Three Months Ended March 31, 2009	Year Ended December 31, 2009	October 29 (Inception) to December 31, 2008
	(in thousands)
Member's Capital	$251,075	$187,241	$239,441	$30,354

          Member's Capital increased $11.6 million, for the three months ended March 31, 2010 as compared to the year ended December 31, 2009. The increase was due to contributions of $9.5 million, net investment income of $8.2 million, and realized gains on investments of $20.9 million, offset by net change in unrealized depreciation of investments of $2.8 million and distributions of $24.2 million.

          Member's Capital increased by $209.1 million, for the year ended December 31, 2009 as compared to the two-month period ended December 31, 2008. The increase was due to contributions of $285.5 million, net investment income of $20.4 million, realized gains on investments of $37.1 million, and net change in unrealized appreciation of investments of $68.1 million, offset by distributions of $202.1 million.

Income Tax

          As a partnership prior to this offering, NMG LLC did not pay federal income taxes.

          After the completion of this offering, New Mountain Guardian intends to elect to be treated, and intends to qualify annually, as a RIC for federal income tax purposes. As a RIC, New Mountain Guardian generally will not have to pay corporate-level federal income taxes on net ordinary income or capital gains that it timely distributes to its stockholders as dividends. See "Material Federal Income Tax Considerations".

Liquidity and Capital Resources

          As of March 31, 2010 and December 31, 2009 and 2008, NMG LLC had cash and cash equivalents of $22.9 million, $4.1 million, and $0.2 million, respectively. Cash provided or used by operating activities for the three months ended March 31, 2010 and the years ended December 31, 2009 and December 31, 2008 was $44.1 million, $(157.2) million and $(31.3) million, respectively. Cash provided by operations resulted primarily from income items described in "— Results of Operations" above.

          As business development companies, New Mountain Guardian and NMG LLC will have an ongoing need to raise additional capital for investment purposes. In the future, NMG LLC may need to increase its liquidity and raise additional capital through offerings by NMG LLC of debt securities or offerings by New Mountain Guardian of equity securities, which would in turn increase the equity capital available to NMG LLC, sales of investments by NMG LLC as well as borrowings under NMG LLC's credit facility. In recent periods, global credit and other financial markets have suffered substantial stress, volatility, illiquidity and disruption. These events significantly diminished overall confidence in the debt and equity markets and caused increased economic uncertainty. Future deterioration in the financial markets or a prolonged period of illiquidity without improvement could materially impair New Mountain Guardian's ability to raise equity capital or NMG LLC's ability to raise debt capital on commercially reasonable terms.

          Credit Facilities.    On October 21, 2009, each of New Mountain Guardian Debt Funding L.L.C. and New Mountain Guardian Partners Debt Funding, L.L.C. entered into a credit facility with Wells Fargo Bank N.A. This facility, which matures October 21, 2014 provides for potential borrowings of up to $120.0 million. Unlike many credit facilities for business development companies, the amount available under the credit facility is not subject to reduction as a result of mark to market fluctuations in our portfolio investments. Under the terms of the credit facility, NMG LLC is permitted to borrow up to 45.0% of the purchase price of outstanding of pledged debt securities subject to approval by Wells Fargo Bank N.A. Borrowings under the credit facility bear interest at an annual rate of LIBOR plus a margin of 3.0%. As of March 31, 2010, approximately $67.1 million was outstanding under the credit facility. The effective interest rate payable on amounts outstanding under the credit facility was 3.2%.

          The credit facility includes customary borrowing conditions, restrictive covenants, events of default and remedies. The affirmative and restrictive covenants contained in the credit facility include: (i) payment of principal and interest and other amounts, (ii) maintenance of an agency office, (iii) maintenance and preservation of liens and security interests, (iv) periodic reporting requirements, (v) limitations on dispositions of assets, (vi) limitations on investments, (vii) restrictions on fundamental changes and (viii) limitations on borrowings and loans. None of New Mountain Guardian's or NMG LLC's affiliates have any recourse under the credit facility.

Borrowings

          Borrowings of $67.1 million and $77.7 million were outstanding as of March 31, 2010 and December 31, 2009, respectively, under NMG LLC's credit facility. No borrowings were outstanding under the credit facility as of December 31, 2008 because the credit facility was not in place as of December 31, 2008. See "— Liquidity and Capital Resources — Credit Facilities" for a description of the credit facility.

Inflation

          Inflation has not had a significant effect on NMG LLC's results of operations in any of the reporting periods presented in its financial statements. However, our portfolio companies have and may continue to experience the impact of inflation on their operating results.

Off-Balance Sheet Arrangements

          NMG LLC may become a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments may include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. As of March 31, 2010, December 31, 2009 and December 31, 2008, NMG LLC had outstanding commitments to fund investments totaling $27.2 million, $27.2 million and $5.4 million, respectively, under various undrawn revolving credit and other credit facilities.

 Contractual Obligations

	Payments Due by Period (in millions)
	Total	Less Than 1 Year	1 - 3 Years	3 - 5 Years	More Than 5 Years
Credit Facility(1)	$67.1	—	—	$67.1	—

(1)
Under the terms of the $120.0 million credit facility, all outstanding borrowings under that facility $(67.1 million as of March 31, 2010) must be repaid on or before October 21, 2014. As of March 31, 2010, approximately $52.9 million was available under this credit facility.

          NMG LLC has certain contracts under which it has material future commitments. NMG LLC has $27.2 million of undrawn funding commitments related to its participation as a lender in revolving credit facilities of our portfolio companies. See "Portfolio Companies". As of March 31, 2010, NMG LLC also had a $20.0 million undrawn bridge commitment to an affiliate of SkillSoft Public Limited Company.

          NMG LLC has entered into the Investment Management Agreement with the Investment Advisor in accordance with the 1940 Act. The Investment Management Agreement will become effective upon the closing of this offering. Under the Investment Management Agreement, the Investment Advisor has agreed to provide NMG LLC with investment advisory and management services. NMG LLC has agreed to pay for these services (1) a management fee equal to a percentage of the value of its gross assets and (2) an incentive fee based on its performance. See "Investment Management Agreement — Overview of the Investment Advisor — Management Fee".

          New Mountain Guardian and NMG LLC have also entered into an Administration Agreement with New Mountain Guardian Administration as administrator. The Administration Agreement will become effective upon the closing of this offering. Under the Administration Agreement, New Mountain Guardian Administration has agreed to arrange office facilities for New Mountain Guardian and NMG LLC and provide New Mountain Guardian and NMG LLC with office equipment and clerical, bookkeeping and record keeping services and other administrative services necessary to conduct their respective day-to-day operations. See "Administration Agreement".

          If any of the contractual obligations discussed above are terminated, New Mountain Guardian's costs or NMG LLC's costs under any new agreements that are entered into may increase. In addition, New Mountain Guardian or NMG LLC would likely incur significant time and expense in locating alternative parties to provide the services NMG LLC expects to receive under the Investment Management Agreement and New Mountain Guardian and NMG LLC the Administration Agreement. Any new investment management agreement with NMG LLC would also be subject to approval by its members.

          Upon the completion of this offering, our existing management agreement will terminate with no continuing payment or other obligations on the part of either party.

Related Parties

          New Mountain Guardian and NMG LLC have entered into a number of business relationships with affiliated or related parties, including the following:

  •
  NMG LLC has entered into an Investment Management Agreement with New Mountain Guardian Advisors, the Investment Advisor.

  •
  New Mountain Guardian Administration, the Administrator, arranges office space for New Mountain Guardian and NMG LLC and provides New Mountain Guardian and NMG LLC with office equipment and administrative services necessary to conduct their respective day-to-day operations pursuant to the Administration Agreement. NMG LLC reimburses the

    Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to New Mountain Guardian and NMG LLC under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of New Mountain Guardian's and NMG LLC's chief financial officer and chief compliance officer and their respective staffs.

  •
  New Mountain Guardian and NMG LLC have entered into a royalty-free license agreement with New Mountain, pursuant to which New Mountain has agreed to grant New Mountain Guardian and NMG LLC a non-exclusive, royalty-free license to use the name "New Mountain".

  •
  As a result of our formation transactions, affiliates of New Mountain will own immediately following the completion of this offering approximately         % of the outstanding common membership units of NMG LLC, all of which is exchangeable for shares of New Mountain Guardian's common stock, and approximately         % of New Mountain Guardian's outstanding common stock (assuming no exercise of the underwriters' option to purchase additional shares).

          The Investment Advisor and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with NMG LLC's. The Investment Advisor and its affiliates may determine that an investment is appropriate for NMG LLC and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Advisor or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Advisor's allocation procedures.

          In addition, New Mountain Guardian and NMG LLC have adopted a formal code of ethics that governs the conduct of their respective officers and directors. These officers and directors also remain subject to the duties imposed by both the 1940 Act and the Delaware General Corporation Law and the Delaware Limited Liability Company Act.

Quantitative and Qualitative Disclosure About Market Risk

          New Mountain Guardian and NMG LLC are subject to financial market risks, including changes in interest rates. During the period covered by NMG LLC's historical financial statements, many of the loans in our portfolio had floating interest rates, and we expect that our loans in the future will also have floating interest rates. These loans are usually based on a floating LIBOR and typically have interest rate re-set provisions that adjust applicable interest rates under such loans to current market rates on a quarterly or monthly basis. In addition, the credit facility has a floating interest rate provision based on LIBOR, and NMG LLC expects that any other credit facilities into which it enters in the future may have floating interest rate provisions.

          Assuming that the balance sheet as of the periods covered by this analysis were to remain constant and that neither New Mountain Guardian nor NMG LLC took any actions to alter their existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates may affect net income by more than 1% over a one-year horizon. Although we believe that this analysis is indicative of the existing sensitivity to interest rate changes, it does not adjust for changes in the credit market, credit quality, the size and composition of the assets in our portfolio and other business developments, including borrowing under the credit facility or other borrowing, that could affect net increase in net assets resulting from operations, or net income. Accordingly, we can offer no assurance that actual results would not differ materially from the statement above.

          NMG LLC may in the future hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts. While hedging activities may insulate us against adverse changes in interest rates, they may also limit NMG LLC's ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

Recent Accounting Pronouncements

          In September 2006, the Financial Accounting Standards Board, or FASB, issued Statement No. 157, Fair Value Measurements (Accounting Standards Codification, or ASC, Topic 820). This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007. NMG LLC adopted this statement upon commencement of operations. This accounting statement requires NMG LLC to assume that the portfolio investment is sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with SFAS 157 (ASC Topic 820), the market in which NMG LLC can exit portfolio investments with the greatest volume and level activity is considered NMG LLC's principal market.

          SFAS 157 (ASC Topic 820) establishes a hierarchy that classifies these inputs into the three broad levels listed below:

  Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that a company has the ability to access.

  Level 2 — Valuations based on unadjusted quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

          In February 2007, the FASB issued statement No. 159, The Fair Value Option for Financial Assets and Liabilities — Including an Amendment of FASB Statement No. 115, or SFAS 159 (ASC Topic 825). The statement permits an entity to choose to measure many financial instruments and certain other items at fair value, with unrealized gains and losses in earnings at each reporting period. SFAS 159 (ASC Topic 825) applies to all reporting entities, and contains financial statement presentation and disclosure requirements for assets and liabilities reported at fair value as a consequence of the election. SFAS 159 (ASC Topic 825) is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. NMG LLC did not elect the fair value option for any financial instruments or other items.

          In October 2008, the FASB issued Staff Positions No. 157-3, Determining the Fair Value of a Financial Asset When the Market is Not Active, or FSP 157-3 (ASC Topic 820). FSP 157-3 (ASC Topic 820) provides an illustrative example of how to determine the fair value of financial instruments in an inactive market. FSP 157-3 (ASC Topic 820) does not change the fair value measurement principles set forth in SFAS 157 (ASC Topic 820). Since adopting SFAS 157 (ASC Topic 820) in January 2008, the process for determining the fair value of our investments has been, and continues to be, consistent with the guidance provided in FSP 157-3 (ASC Topic 820). As a result, the application of FSP 157-3 (ASC Topic 820) did not affect NMG LLC's process for determining the fair value of our investments and did not have a material impact on NMG LLC's financial position, results of operations or cash flows.

          On April 9, 2009, the FASB issued FASB Staff Position No. FAS 157-4 (ASC Topic 820), Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly, or FSP No. 157-4 (ASC Topic 820). FSP No. 157-4 (ASC Topic 820) requires entities to consider whether events and circumstances indicate whether the transaction is or is not orderly as opposed to a forced or distressed transaction. Entities would place more weight on observable transactions determined to be orderly and less weight on transactions for which there is insufficient information to determine whether the transaction is orderly. An orderly transaction is a transaction that assumes exposure to the market for a period prior to the measurement date to allow for marketing activities that are usual and customary for transactions involving such assets and liabilities. FSP No. 157-4 (ASC Topic 820) provides additional guidance for making fair value measurements more consistent with the principles presented in SFAS No. 157 (ASC Topic 820). SFAS 157-4 (ASC Topic 820) is effective for interim and annual periods ending after June 15, 2009. NMG LLC has applied the provisions of this FSP in determining the fair value of our portfolio investments as of December 31, 2009. The application of this pronouncement did not have a material impact on NMG LLC's financial position, results of operations or cash flows.

          In June 2009, the FASB issued FASB Statement No. 167, Amendments to FASB Interpretation No. 46(R), or SFAS 167 (ASC Topic 810) which is intended to improve financial reporting by enterprises involved with variable interest entities, or VIE, SFAS 167 (ASC Topic 810) amends FASB Interpretation No. 46(R), or FIN 46 R, Consolidation of Variable Interest Entities, to require an entity to perform an analysis to determine whether the entity's variable interests or interests give it a controlling financial interest in a VIE, to assess whether it has an implicit financial responsibility to ensure that a VIE operates as designed when determining whether it has the power to direct the activities of the VIE that most significantly impact the VIE's economic performance, and to perform ongoing reassessments of whether an entity is the primary beneficiary of a VIE, SFAS 167 (ASC Topic 810) also amends FIN 46 R to eliminate the quantitative approach previously required for determining the primary beneficiary of a VIE. Additionally, SFAS 167 (ASC Topic 810) amends certain guidance in FIN 46 R for determining whether an entity is a VIE, and provides for enhanced disclosures that will provide users of financial statements with more transparent information about an entity's involvement in a VIE, SFAS 167 (ASC Topic 810) is effective as of the beginning of an entity's first annual reporting period that begins after November 15, 2009, and for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter. Earlier application is prohibited. The application of this pronouncement did not have a material impact on NMG LLC's financial position, results of operations or cash flows.

          In January 2010, the FASB issued Accounting Standards Update No. 2010-06 ("ASU 2010-06"), Improving Disclosures about Fair Value Measurements, which, among other things, amends ASC 820-10 to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level II fair value measurements (i.e., to present such items on a gross basis rather than on a net basis), and which clarifies existing disclosure requirements provided by ASC 820-10 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value for measurements that fall within either Level II or Level III of the fair value hierarchy. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level III fair value measurements (which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years).

SENIOR SECURITIES

          Information about NMG LLC's senior securities is shown in the following table as of March 31, 2010 and as of December 31, 2009. Deloitte & Touche, LLP's report on the senior securities table as of December 31, 2009, is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1) (in millions)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
New Mountain Guardian (Leveraged), L.L.C.
Credit Facility
Calendar 2010 (as of March 31, 2010, unaudited)(5)	$65.2	$4,739	—	N/A
Calendar 2009	$75.7	$4,080	—	N/A
New Mountain Guardian Partners, L.P.
Credit Facility
Calendar 2010 (as of March 31, 2010, unaudited)(6)	$1.9	$4,739	—	N/A
Calendar 2009	$2.0	$4,080	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is presented on a combined basis as if the assets of New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P. would be available to satisfy the liabilities of either or both of the individual entities.

(3)
The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The "—" in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)
Not applicable because the senior securities are not registered for public trading.

(5)
As of March 31, 2010, approximately $47.3 million was available under this credit facility.

(6)
As of March 31, 2010, approximately $5.6 million was available under this credit facility.

 BUSINESS

The Company

          New Mountain Guardian will be a holding company with no direct operations of its own, and its only business and sole asset will be its ownership of common membership units of NMG LLC, the operating company for our business. NMG LLC will be an externally managed finance company, which will own all of the existing assets, and will have assumed all of the existing liabilities, of the Guardian Entities following this offering. Following the completion of this offering and based on the mid-point of the range set forth on the cover of this prospectus, New Mountain Guardian will own approximately         % and Guardian AIV will indirectly own through Guardian AIV Holdings approximately         % of the common membership units of NMG LLC and Guardian Partners will own approximately         % of New Mountain Guardian's outstanding common stock, assuming no exercise of the underwriters' option to purchase additional shares.

          Our investment strategy, developed by the Investment Advisor, is to invest through NMG LLC primarily in the debt of companies that the Investment Advisor believes are high quality, defensive growth companies, which are defined as generally exhibiting the following characteristics: (i) sustainable secular growth drivers, (ii) high barriers to competitive entry, (iii) high free cash flow after capital expenditure and working capital needs, (iv) high returns on assets and (v) opportunities for niche market dominance. The Investment Advisor, through its relationship with New Mountain, already has access to proprietary research and operating insights into many of the companies and industries that meet this template.

          NMG LLC will be externally managed by New Mountain Guardian Advisors, a wholly-owned subsidiary of New Mountain, a private equity firm with a track record of investing in the middle market and with assets under management (which includes amounts committed, not all of which have been drawn down and invested to date) totaling more than $8.5 billion as of March 31, 2010. New Mountain focuses on investing in high quality, defensive growth companies across its private equity, public equity and credit investment vehicles. NMG LLC was formed as a subsidiary of Guardian AIV by New Mountain in October 2008. Guardian AIV was formed through an allocation of approximately $300 million of the $5.1 billion of commitments supporting Fund III, a private equity fund managed by New Mountain, and in February 2009 New Mountain formed a co-investment vehicle, Guardian Partners, comprising $20 million of commitments.

          Since the commencement of the Guardian Entities' operations in October 2008 through March 31, 2010, approximately $353 million has been invested in 34 companies and total realized and unrealized gains and investment income of approximately $153 million have been earned with an average holding period of seven months. Going forward, we intend to target investments that we believe are capable of yielding a total asset level unlevered return of 10% to 15%, which we view to be an attractive risk adjusted return in normal credit markets. There can be no assurance that targeted returns will be achieved on our investments as they are subject to risks, uncertainties and other factors, some of which are beyond our control, including market conditions. See "Risk Factors — Risks Relating to Our Investments".

          The following charts summarize our portfolio mix by industry and type based on the fair value of our investments as of March 31, 2010, as determined by an affiliated investment advisor (rounded to the nearest whole number).

By Industry	By Type of Investment

          As of March 31, 2010, our portfolio had a fair value of approximately $285 million in 26 portfolio companies and had a weighted average Yield to Maturity of approximately 11.5%. For purposes of this prospectus, references to "Yield to Maturity" assume that the investments in our portfolio as of a certain date, the "Portfolio Date", are purchased at fair value on that date and held until their respective maturities with no prepayments or losses and are exited at par at maturity. These references also assume that unfunded revolvers remain undrawn. Interest income is assumed to be received quarterly for all debt securities. For floating rate debt securities, the interest rate is calculated by adding the spread to the projected three-month LIBOR at each respective quarter, which is determined based on the forward three-month LIBOR curve per Bloomberg as of the Portfolio Date. This calculation excludes the impact of existing leverage. The actual yield to maturity may be higher or lower due to the future selection of LIBOR contracts by the individual companies in our portfolio or other factors. Since inception, the Guardian Entities have not experienced any payment defaults or credit losses on our portfolio investments.

          We intend to find and analyze investment opportunities by utilizing the experience of the Investment Advisor's investment professionals. Business and industry due diligence on a targeted investment opportunity is led by a team of investment professionals at the Investment Advisor that generally consists of three to seven individuals, typically based on their relevant company and/or industry specific knowledge, drawn from New Mountain's deep pool of approximately 80 staff members, including approximately 50 investment professionals (including 11 managing directors and 12 senior advisors) as well as nine finance and operational professionals. This is generally the same team structure and due diligence process that is used to underwrite an acquisition of an entire company by New Mountain's private equity fund. Key elements of the team's underwriting process include determining the attractiveness of the target's business model and developing a forecast of its likely operating and financial performance. Team members have diverse backgrounds in investment management, investment banking, consulting and operations. We believe the presence within New Mountain of numerous former CEOs and other senior operating executives, and their active involvement in our underwriting process, combined with New Mountain's experience as a majority stockholder owning and directing a wide range of businesses and overseeing operating companies in the same or related industries, is a key differentiator versus typical debt investment vehicles.

          We expect to primarily target loans to, and invest in, U.S. middle market businesses, a market segment we believe will continue to be underserved by other lenders. We define middle market businesses as those businesses with annual EBITDA between $20 million and $200 million. We expect to make investments through both primary originations and open-market secondary purchases. Our investment objective is to generate current income and capital appreciation through investments in debt securities at all levels of the capital structure, including first and second lien debt, unsecured notes and mezzanine securities, which we refer to as "Target Securities". We believe our focus on investment opportunities with contractual current interest payments should allow us to provide New Mountain Guardian stockholders with consistent dividend distributions and attractive risk adjusted total returns. Our investments may also include equity interests such as preferred stock, common stock, warrants or options received in connection with our debt investments. In some cases, we may invest directly in the equity of private companies. Our investments are intended to generally range in size between $10 million and $50 million, although this investment size may vary proportionately as the size of NMG LLC's capital base changes. From time to time, we may also invest through NMG LLC in other types of investments, which are not our primary focus, to enhance the overall return of the portfolio. These investments may include, but are not limited to, distressed debt and related opportunities.

          NMG LLC is party to a five-year secured credit facility with Wells Fargo Bank, N.A. This credit facility, which matures on October 21, 2014, will survive this offering and provides for borrowings up to $120 million. Unlike many credit facilities for business development companies, the amount available under this credit facility is not subject to reduction as a result of mark to market fluctuations in our portfolio investments. As of March 31, 2010, $67.1 million was outstanding under the credit facility. NMG LLC has used borrowings under the credit facility to purchase the senior secured loans and bonds that constitute a portion of our current portfolio. NMG LLC expects to continue to finance our investments using both debt and equity, including proceeds from equity issued by New Mountain Guardian, which would be contributed to NMG LLC.

New Mountain

          New Mountain manages private equity, public equity and debt investments with aggregate assets under management (which includes amounts committed, not all of which have been drawn down and invested to date) totaling more than $8.5 billion as of March 31, 2010.

          New Mountain's first private equity fund, the $770 million New Mountain Partners, L.P., or "Fund I", began its investment period in January 2000. New Mountain's second private equity fund, the $1.6 billion New Mountain Partners II, L.P., or "Fund II", began its investment period in January 2005. New Mountain's third private equity fund, Fund III, with over $5.1 billion of aggregate commitments, began its investment period in August 2007. New Mountain manages public equity portfolios of approximately $1.5 billion through New Mountain Vantage Advisers, L.L.C., which is designed to apply New Mountain's established strengths toward non-control positions in the U.S. public equity markets generally. New Mountain manages its debt portfolio through NMG LLC, and NMG LLC is currently New Mountain's only vehicle focused primarily on investing in the Target Securities.

          New Mountain's mission is to be "best in class" in the new generation of investment managers as measured by returns, control of risk, service to investors and the quality of the businesses in which New Mountain invests. All of New Mountain's efforts emphasize intensive fundamental research and the proactive creation of proprietary investment advantages in carefully selected industry sectors. New Mountain is a generalist firm but has developed particular competitive advantages in what New Mountain believes to be particularly attractive sectors, such as education, healthcare, logistics, business and industrial services, federal IT services, media, software, insurance, consumer products, financial services and technology, infrastructure and energy. New Mountain is focused on systematically establishing expertise in new sectors in which it believes it will have a competitive advantage over time.

          New Mountain is led by 11 managing directors who have over 200 combined years of debt and equity investment experience. The managing directors are supported by New Mountain's team of approximately 40 additional investment professionals (including 12 senior advisors) as well as nine finance and operational professionals.

          New Mountain believes that its funds rank among the highest returning private equity funds of their vintage years with Fund I (2000 vintage year) ranking in the second quartile, Fund II (2005 vintage year) ranking in the first quartile and Fund III (2007 vintage year) ranking in the second quartile of the applicable vintage years, based on reports by Cambridge Associates, LLC and Venture Economics. This data is based on sample sizes from Cambridge Associates, LLC of 53, 45, and 44 funds and from Venture Economics of 44, 19 and 13 funds for the respective vintage years. In addition, in 2004 and 2007, New Mountain was named "North American Mid-Market Firm of the Year" by Private Equity International. New Mountain has also consistently been named a finalist for "Buyout Firm of the Year" by Buyouts Magazine, having been named one of four finalists for 2009 and 2008 and one of five finalists in 2007. To date, New Mountain has never experienced a bankruptcy of any of its portfolio companies in its private equity efforts or efforts with respect to the Guardian Entities' business.

New Mountain Guardian Advisors

          New Mountain Guardian will be a holding company with no direct operations of its own, and its only business and sole asset will be its ownership of common membership units of NMG LLC. NMG LLC will be externally managed and advised by the Investment Advisor, New Mountain Guardian Advisors, a wholly-owned subsidiary of New Mountain. New Mountain Guardian Advisors will manage NMG LLC's day-to-day operations and provide it with investment advisory and management services. In particular, New Mountain Guardian Advisors will be responsible for identifying attractive investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments. Neither New Mountain Guardian nor NMG LLC currently has or will have any employees. The Investment Advisor is supported by approximately 80 New Mountain staff members, including approximately 50 investment professionals (including 11 managing directors and 12 senior advisors) as well as nine finance and operational professionals. These individuals will allocate a portion of their time in support of the Investment Advisor based on their particular expertise as it relates to a potential investment opportunity.

          The Investment Advisor has an investment committee comprised of five members, including Steven Klinsky, Robert Hamwee, Adam Collins, Douglas Londal and Alok Singh. The investment committee will be responsible for approving all of our investments above $5 million. The investment committee will also monitor investments in our portfolio and approve all asset dispositions above $5 million. Investments and dispositions below $5 million may be approved by NMG LLC's Chief Executive Officer. These approval thresholds may change over time. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Advisor's investment committee, which includes expertise in private equity, primary and secondary leveraged credit, private mezzanine finance and distressed debt.

Recent Developments

Estimated Net Asset Value

          New Mountain Guardian's                , 2010 unaudited net asset value per share is estimated to be $             on an as adjusted basis reflecting the formation transactions and its expected         % ownership in NMG LLC (based on the mid-point of the range set forth on the cover of this prospectus). On                , 2010, NMG LLC's board of directors approved the fair value of our portfolio investments as of                 , 2010 in accordance with NMG LLC's valuation policy and estimated NMG LLC's unaudited net asset value per unit to be $             . NMG LLC's                , 2010 net asset value estimate is based on this board-approved fair value of our portfolio investments as well as other factors, including expected investment income earned on the portfolio. The                  in net asset value from March 31, 2010 to                , 2010 is primarily due to additional purchases and sales of portfolio investments since March 31, 2010,                  of our portfolio investments and NMG LLC's retained investment income. See "Determination of Net Asset Value".

Distributions/Contributions

          For the period from March 31, 2010, to                , 2010, the Guardian Entities received contributions of $        million and made distributions of $        million to the partners of the Guardian Entities.

          New Mountain Guardian's first quarterly distribution, which it expects will be payable in                          2010, is expected to be between $             and $             per share. The actual amount of such distribution, if any, remains subject to approval by New Mountain Guardian's board of directors, and there can be no assurance that any distribution paid will fall within such range. In addition, because New Mountain Guardian will be a holding company, it will only be able to pay distributions on its common stock from distributions received from NMG LLC. NMG LLC intends to make distributions to its members that will be sufficient to enable New Mountain Guardian to pay quarterly distributions to its stockholders and to obtain and maintain its status as a RIC. New Mountain Guardian intends to distribute to its stockholders substantially all of its annual taxable income, except that it may retain certain net capital gains for reinvestment in common membership units of NMG LLC.

Recent Portfolio Activity

          From March 31, 2010 to June 30, 2010, the Guardian Entities purchased seven investments in six portfolio companies, totaling approximately $53.6 million and sold seven investments in seven portfolio companies, totaling approximately $27.2 million.

          Set forth below are the purchases and sales between March 31, 2010 and June 30, 2010:

Purchases

Name / Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)(2)	Maturity	Yield to Maturity(2)	% of Class Held(2)	Par Amount	Purchase Amount
							(unaudited) (in thousands)
CDW LLC (f/k/a CDW Corporation)
200 N. Milwaukee Ave.			4.35%
Vernon Hlls, IL 60061	Distribution	First lien	(L+400/M)	10/10/2014	10.4%	0.1%	$2,000	$1,725
Learning Care Group (US), Inc.(3)
21333 Haggerty Rd., Suite 300		First lien	12.00%	4/27/2016	12.9%	8.7%	$17,368	$17,021
Novi, MI 48375	Education	Subordinated	15.00% (PIK)	6/30/2016	16.3%	4.8%	$2,632	$2,579
Merge Healthcare Inc.
6737 W. Washington St., Suite 2250	Healthcare
Milwaukee, WI 53214	Services	First lien	11.75%	5/1/2015	13.1%	5.5%	$11,000	$10,699
Ozburn-Hessey Holding Company LLC
7101 Executive Center Drive, Suite 333			10.50%
Brentwood, TN 37027	Logistics	Second lien	(L+850/Q)	10/8/2016	13.0%	8.0%	$6,000	$5,865
SSI Investments II Limited
107 Northeastern Blvd.
Nashua, NH 03062	Education	First lien	11.13%	6/1/2018	11.7%	2.3%	$7,000	$6,954
Trident Exploration Corp.
1000, 444 – 7 Avenue SW			12.50%
Calgary, Alberta T2P 0X8	Energy	First lien	(L+950/Q)	6/30/2014	14.1%	2.2%	$9,000	$8,750

Total							$55,000	$53,593

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR or the Prime Rate and which resets quarterly (Q) or monthly (M).

(2)
The percentage shown is as of the purchase date of the investment.

(3)
After giving effect to the purchases and sales, Learning Care Group, Inc. would have represented greater than 5% of NMG LLC's total assets as of March 31, 2010 on a pro forma basis. Learning Care is a for-profit provider of early childhood education, development and care services in the United States. Learning Care operates a portfolio of five well-established brands: Childtime™, Tutor Time®, The Children's Courtyard™, La Petite Academy® and Montessori Unlimited®. Learning Care has licensed capacity of approximately 159,500 students across 1,061 schools.

Sales

Name / Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Par Amount	Sale Amount	$s Invested(2)
						(unaudited) (in thousands)
Berry Plastics Holding Corporation
101 Oakley Street
Evansville, IN 47710	Packaging	First lien	2.26% (L+200/Q)	4/3/2015	$3,909	$3,696	$2,613
Brand Energy & Infrastructure Services, Inc.
1325 Cobb International Dr, Ste. A-1	Industrial
Kennesaw, GA 30152	Services	First lien	3.56% (L+325/Q)	2/7/2014	$4,989	$4,849	$3,112
Catalent Pharma Solutions, Inc.
14 Schoolhouse Road	Healthcare
Somerset, NJ 08873	Products	First lien	2.50% (L+225/M)	4/10/2014	$6,000	$5,705	$3,870
CRC Health Corporation
20400 Stevens Creek Boulevard, 6th Floor	Healthcare
Cupertino, CA 95014	Facilities	First lien	2.54% (L+225/Q)	2/6/2013	$4,000	$3,840	$2,700
RGIS Services LLC
2000 East Taylor Rd.	Business
Auburn Hills, MI 48326	Services	First lien	2.79% (L+250/Q)	4/30/2014	$2,000	$1,900	$1,131
Sabre Holdings
3150 Sabre Drive	Information
Southlake, TX 76092	Technology	First lien	2.25% (L+200/Q)	9/30/2014	$1,982	$1,873	$1,496
Sheridan Holdings, Inc.
1613 N. Harrison Parkway, Ste. 200	Healthcare
Sunrise, FL 33323	Services	First lien	2.50% (L+225/Q)	6/13/2014	$5,660	$5,369	$3,790

Total					$28,540	$27,232	$18,712

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR or the Prime Rate and which resets quarterly (Q) or monthly (M). For each debt investment, the interest rate in effect as of March 31, 2010 is provided.

(2)
Excludes fees.

          After giving effect to the purchases and sales between March 31, 2010 and June 30, 2010 above, our pro forma weighted average Yield to Maturity as of June 30, 2010 would have been 11.8% consisting of: (1) 6.1% cash interest based on LIBOR as of June 30, 2010, (2) an additional 0.9% representing the impact of using the forward three-month LIBOR curve on an asset by asset basis, (3) 1.7% current PIK interest and (4) 3.1% accretion of market discount.

          In addition, in May 2010, NMG LLC's $20.0 million undrawn bridge commitment to an affiliate of SkillSoft Public Limited Company was reduced to zero as a result of the permanent high yield financing secured by its affiliate, SSI Investments II Limited, noted above in which NMG LLC acquired approximately $7.0 million of the permanent financing. In June 2010, NMG LLC acquired a $15.0 million undrawn bridge commitment to inVentiv Health, Inc.

Competitive Advantages

          We believe that we have the following competitive advantages over other capital providers to middle market companies:

Proven and Differentiated Investment Style With Areas of Deep Industry Knowledge

          In making its investment decisions, the Investment Advisor intends to apply New Mountain's long-standing, consistent investment approach that has been in place since its founding more than 10 years ago. We expect to focus on non-distressed companies in less well followed defensive growth niches of the middle market space where we believe few debt funds have built equivalent research and operational size and scale. The Investment Advisor has a particular emphasis on middle market companies where it believes research scale is often most difficult to achieve, debt financing terms may be most attractive and debt market opportunities may be greatest.

          We expect to benefit directly from New Mountain's private equity investment strategy that seeks to identify attractive investment sectors from the top down and then works to become a well positioned investor in these sectors. New Mountain focuses on companies and end markets with sustainable strengths in all economic cycles, particularly ones that are defensive in nature, that are non-cyclical and can maintain pricing power in the midst of a recessionary and/or inflationary environment. New Mountain focuses on companies within sectors in which it has significant expertise (examples include federal services, software, education, niche healthcare, business services, energy and logistics) while typically avoiding investments in companies with end markets that are highly cyclical, face secular headwinds, are overly-dependent on consumer demand or are commodity-like in nature.

          In making its investment decisions, the Investment Advisor has adopted the approach of New Mountain, which is based on three primary investment principles:

  1.
  A generalist approach, combined with proactive pursuit of the highest quality opportunities within carefully selected industries, identified via an intensive and structured ongoing research process;

  2.
  Emphasis on strong downside protection and strict risk controls; and

  3.
  Continued search for superior risk adjusted returns, combined with timely, intelligent exits and outstanding return performance.

Established Team and Platform

          The Investment Advisor will be supported by an experienced team of approximately 80 New Mountain staff members, including approximately 50 investment professionals (including 11 managing directors and 12 senior advisors) as well as nine finance and operational professionals, drawn from the nation's leading private equity, public equity, debt investment, consulting and accounting firms, including senior-level corporate and operating executives. The Investment Advisor's investment professionals are actively involved in the underwriting of debt investments and are responsible for the diligence and monitoring of the credits. We believe these investment professionals provide the Investment Advisor with a competitive advantage in identifying, investing in and monitoring our investments. The Investment Advisor also has access to teams of operating managers at New Mountain's private equity portfolio companies, consultants on retainer, legal and accounting teams, a management advisory board, directors at portfolio companies and others. We believe the quality and depth of the Investment Advisor's investment professionals distinguishes us from other debt investment funds of similar target investment size.

          Many of the debt investments that we have made to date have been in the same companies with which New Mountain has already conducted months of intensive acquisition due diligence related to potential private equity investments. We believe that private equity underwriting due diligence is usually more robust than typical due diligence for loan underwriting. In its underwriting of debt investments, the Investment Advisor is able to utilize the research and hands-on operating experience that New Mountain's private equity underwriting teams possess regarding the individual companies and industries. Additionally, the Investment Advisor is also able to utilize its relationships with operating management teams and other private equity sponsors. We believe this will differentiate us from many of our competitors.

Experienced Management Team

          The Investment Advisor's team members have extensive experience in the leveraged lending space. For example, Steven Klinsky, New Mountain's Founder and Chief Executive Officer, was a general partner of the manager of debt and equity funds, totaling multiple billions of dollars at

Forstmann Little & Co. in the 1980s and 1990s. He was also a co-founder of Goldman, Sachs & Co.'s Leverage Buyout Group in the period from 1981 to 1984. Robert Hamwee, Managing Director of New Mountain, was formerly President of GSC Group, Inc., or "GSC", which oversaw $22 billion in debt funds, was the portfolio manager of GSC's distressed debt funds and led the development of GSC's CLOs. Douglas Londal, Managing Director of New Mountain, was previously co-head of Goldman, Sachs & Co.'s U.S. mezzanine debt team. Alok Singh, Managing Director of New Mountain, has extensive experience structuring debt products as a long-time partner at Bankers Trust Company.

Significant Sourcing Capabilities and Relationships

          We believe the Investment Advisor's ability to source attractive investment opportunities is greatly aided by both New Mountain's historical and current reviews of private equity opportunities in the business segments we target. To date, a significant majority of the investments we have made through NMG LLC are in the debt of companies and industry sectors we first identified and reviewed in connection with New Mountain's private equity efforts, and the majority of our current pipeline reflects this as well. Furthermore, the Investment Advisor's investment professionals have deep and longstanding relationships in both the private equity sponsor community and the lending/agenting community which they have and will continue to utilize to generate investment opportunities.

Risk Management through Various Cycles

          New Mountain has emphasized tight control of risk since its inception and long before the recent global financial distress began. To date, New Mountain has never experienced a bankruptcy of any of its portfolio companies in its private equity efforts or efforts with respect to the Guardian Entities' business. The Investment Advisor will seek to emphasize tight control of risk with our investments in several important ways, consistent with New Mountain's historical approach. In particular, the Investment Advisor intends to:

  •
  Emphasize the origination of debt in companies that the Investment Advisor believes are high quality, defensive growth companies, which are less likely to be dependent on macro-economic cycles;

  •
  Target investments in companies that are preeminent market leaders in their own industries, and when possible, investments in companies that have strong management teams whose skills are difficult for competitors to acquire or reproduce; and

  •
  Emphasize capital structure seniority in the Investment Advisor's underwriting process.

Access to Non Mark to Market, Seasoned Leverage Facility

          We believe NMG LLC's existing credit facility provides us with a substantial amount of capital for deployment into new investment opportunities. In addition, unlike many credit facilities for business development companies, the amount available under the credit facility is not subject to reduction as a result of mark to market fluctuations in our portfolio investments. Since October 2009, leverage has been used to increase return on equity, and NMG LLC intends to continue to use leverage after the completion of this offering, subject to the restrictions on leverage under the 1940 Act. The credit facility, pursuant to which NMG LLC is able to borrow up to $120 million, matures on October 21, 2014.

Market Opportunity

          We believe that the size of the market for Target Securities, coupled with the demands of middle market companies for flexible sources of capital at competitive terms and rates, create an attractive investment environment for us.

  •
  The leverage finance market has a high level of financing needs over the next several years due to significant bank debt maturities.  We believe that the large dollar volume of loans that need to be refinanced will present attractive opportunities to invest capital in a manner consistent with our stated objectives.

Outstanding Loans by Year of Maturity

Source: Standard & Poor's LCD.
  •
  Middle market companies continue to face difficulties in accessing the capital markets.  We believe opportunities to serve the middle market will continue to exist. While many middle market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult in recent years as institutional investors have sought to invest in larger, more liquid offerings. In addition, many private finance companies and hedge funds have reduced their middle market lending activities due to decreased availability of financing.

  •
  Consolidation among commercial banks has reduced the focus on middle market lending.  We believe that many traditional bank lenders to middle market businesses have either exited or de-emphasized their service and product offerings in the middle market. These traditional lenders have instead focused on lending and providing other services to large corporate clients. We believe this has resulted in fewer key players and the reduced availability of debt capital to the companies we target.

FDIC-Insured Institutions

Source: FDIC.
Note: Data as of March 31, 2010.
  •
  Attractive pricing.  Reduced access to, and availability of, debt capital typically increases the interest rates, or pricing, of loans for middle-market lenders. Recent primary debt transactions in this market typically have included meaningful upfront fees, prepayment protections and, in some cases, warrants to purchase common stock, all of which should enhance the profitability of new loans to lenders.

Average Nominal Spread of Leveraged Loans	Average Discounted Spread of Leveraged Loans

Source: Standard & Poor's LCD and S&P/LSTA Leveraged Loan Index.	Source: Standard & Poor's LCD and S&P/LSTA Leveraged Loan Index.
  •
  Conservative deal structures.  As a result of the credit crisis, many lenders are requiring larger equity contributions from financial sponsors. Larger equity contributions create an enhanced margin of safety for lenders because leverage is a lower percentage of the implied enterprise value of the company.

Average Equity Contribution to Leveraged Buyouts (1987 – 4Q09)

Source: Standard & Poor's.
Note: Equity includes common equity and preferred stock as well as holding company debt and seller note proceeds downstreamed to the operating company as common equity. Rollover Equity prior to 1996 is not available. There were too few deals in 1991 to form a meaningful sample.
  •
  Large pool of uninvested private equity capital available for new buyouts.  We expect that private equity firms will continue to pursue acquisitions and will seek to leverage their equity investments with mezzanine loans and/or senior loans provided by companies such as ours.

North America Private Equity Available Capital

Source: Preqin data as of December 31, 2009.

Investment Criteria

          The investment professionals of the Investment Advisor have identified the following investment criteria and guidelines for use in evaluating prospective portfolio companies and they use these criteria and guidelines in evaluating investment opportunities for NMG LLC. However, not all of these criteria and guidelines were, or will be, met in connection with each of our investments.

  •
  Defensive growth industries.  NMG LLC seeks to invest in industries that can succeed in both robust and weak economic environments but which are also sufficiently large and growing to achieve high valuations providing enterprise value cushion for our targeted debt securities.

  •
  High barriers to competitive entry.  NMG LLC targets industries and companies that have well defined end-markets and well established, understandable barriers to competitive entry.

  •
  Recurring revenue.  Where possible, NMG LLC focuses on companies that have a high degree of predictability in future revenue. This recurring revenue can be a function of subscriptions, enrollments, "razor-blade" sales, maintenance arrangements, or other form of contractual relationships.

  •
  Flexible cost structure.  NMG LLC will seek to invest in businesses that have limited fixed costs and therefore modest operating leverage.

  •
  Strong free cash flow and high return on assets.  NMG LLC focuses on businesses with a demonstrated ability to produce meaningful free cash flow from operations. NMG LLC typically targets companies that are not asset intensive and that have minimal capital expenditure and minimal working capital growth needs.

  •
  Sustainable business and niche market dominance.  NMG LLC seeks to invest in businesses that exert niche market dominance in their industry and that have a demonstrated history of sustaining market leadership over time.

  •
  Established companies.  NMG LLC seeks to invest in established companies with sound historical financial performance. NMG LLC does not intend to invest in start-up companies or companies with speculative business plans.

  •
  Private equity sponsorship.  NMG LLC generally seeks to invest in companies in conjunction with private equity sponsors who it knows and trusts and who have proven capabilities in building value. We believe that a private equity sponsor can serve as a committed partner and potentially a meaningful source of future subordinated capital.

  •
  Seasoned management team.  NMG LLC generally will require that its portfolio companies have a seasoned management team with strong corporate governance. Oftentimes NMG LLC will have a historical relationship with or direct knowledge of key managers from previous investment experience.

Investment Selection and Process

          The Investment Advisor believes it has developed a proven, consistent and replicable investment process to execute our investment strategy. The Investment Advisor seeks to identify the most attractive investment sectors from the top down and then works to become the most advantaged investor in these sectors. The steps in the Investment Advisor's process include:

          Identifying attractive investment sectors top down:    The Investment Advisor works continuously and in a variety of ways to proactively identify the most attractive sectors for investment opportunities. The investment professionals of the Investment Advisor participate in this process through both individual and group efforts, formal and informal. The Investment Advisor has also worked with consultants, investment bankers and public equity managers to supplement its internal analyses, although the prime driver of sector ideas has been the Investment Advisor itself.

          Creating competitive advantages in the selected industry sectors:    Once a sector has been identified, the Investment Advisor works to make itself the most advantaged and knowledgeable investor in that sector. An internal working team is assigned to each project. The team may spend months confirming the sector thesis and building the Investment Advisor's leadership in this sector. In general, the Investment Advisor seeks to construct proprietary databases and to utilize the best specialized industry consultants. The Investment Advisor particularly stresses the establishment of close relationships with operating managers in each field in order to gain the deepest possible level of understanding. When advisable, industry executives have been placed on New Mountain's Management Advisory Board or have been hired on salary as "executives in residence". When the Investment Advisor considers specific investment ideas in its chosen sectors, it can triangulate its own views against the views of its management relationships, consultants, brokers, bankers and others. The Investment Advisor believes this multi-front analysis leads to strong decision making and company identification. The Investment Advisor also believes that its "flexible specialization" approach gives NMG LLC all the benefits of a narrow-based sector fund without forcing NMG LLC to invest in any industry sector at an inappropriate time for that sector. The Investment Advisor can also become a leading investment expert in lesser known or smaller sectors that would not support an entire fund dedicated solely to them.

          Targeting companies with leading market share and attractive business models in its chosen sectors:    The Investment Advisor, consistent with New Mountain's historical approach, typically follows a "good to great" approach, seeking to invest in debt securities of companies in its chosen sectors that are already safe and successful but where the Investment Advisor sees an opportunity for further increases in enterprise value due to special circumstances existing at the time of the financing or through value that a sponsor can add. The investment professionals of the Investment Advisor have been successful in targeting companies with leading market shares, rapid growth, high free cash flows, high operating margins, high barriers to entry and which produce goods or services that are of value to their customers.

          Utilizing this research platform, NMG LLC has largely invested in the debt of companies and industries that have been researched by New Mountain's private equity efforts. In many instances, NMG LLC has studied the specific debt issuer with which New Mountain has already conducted months of intensive acquisition due diligence related to a potential private equity investment. In other situations, while New Mountain may not have specifically analyzed the issuer in the past, NMG LLC has deep knowledge of the company's industry through New Mountain's private equity work. We expect the Investment Advisor to continue this approach in the future.

          Beyond the forgoing, the investment professionals of the Investment Advisor have deep and longstanding relationships in both the private equity sponsor community and the lending/agenting community. NMG LLC has sourced and we expect NMG LLC to continue sourcing new investment opportunities from both private equity sponsors and other lenders and agents. In private equity, NMG LLC has strong, personal relationships with principals at a significant majority of relevant sponsors, and we expect that NMG LLC will continue to utilize those relationships to generate investment opportunities. In the same fashion, NMG LLC has an extensive relationship network with lenders and agents, including commercial banks, investment banks, loan funds, mezzanine funds and a wide range of smaller agents that seek debt capital on behalf of their clients. In addition to newly issued primary opportunities, NMG LLC has extensive experience in sourcing investment opportunities from the secondary market, and will continue to actively monitor that large, and often volatile, area for appropriate investment opportunities.

          Business and industry due diligence on a targeted investment opportunity is led by a team of investment professionals at the Investment Advisor that generally consists of three to seven individuals, typically based on their relevant company and/or industry specific knowledge, drawn from New Mountain's deep pool of approximately 80 staff members, including approximately 50 investment professionals (including 11 managing directors and 12 senior advisors) as well as nine finance and operational professionals. This is generally the same team that is used to evaluate the acquisition of the entire company for private equity purposes, and uses similar analytical techniques. This team performs the core underwriting function to determine the attractiveness of the target's business model, focusing on the investment criteria described above. The team ultimately develops a forecast of a target's likely operating and financial performance. Team members have diverse backgrounds in investment management, investment banking, consulting, and operations. We believe the presence within New Mountain of numerous former CEOs and other senior operating executives, and their active involvement in NMG LLC's underwriting process, combined with New Mountain's experience as a majority stockholder owning and directing a wide range of businesses and overseeing operating companies in the same or related industries, is a key differentiator versus typical debt investment vehicles.

          In addition to performing rigorous business due diligence, the Investment Advisor also thoroughly reviews and/or structures the relevant credit documentation, including bank credit agreements and bond indentures, to ensure that any securities NMG LLC invests in have appropriate credit rights, protections and remedies. There is a strong focus on appropriate covenant packages. This part of the process, as well as the determination of the appropriate price/yield parameters for individual securities, is led by Robert Hamwee and John Kline with significant input as needed from other professionals with extensive credit experience, such as Steven Klinsky, New Mountain's Founder and Chief Executive Officer, Douglas Londal, a New Mountain Managing Director who was formerly co-head of Goldman, Sachs & Co.'s mezzanine debt group, Alok Singh, a New Mountain Managing Director who has extensive experience structuring debt products as a long-time partner at Bankers Trust Company, and others.

The Investment Committee

          The Investment Advisor's investment committee currently consists of Steven Klinsky, Robert Hamwee, Adam Collins, Douglas Londal and Alok Singh. The investment committee is responsible for approving all of our investments above $5 million. The investment committee will also monitor investments in our portfolio and approve all asset dispositions above $5 million. Investments and dispositions below $5 million may be approved by NMG LLC's Chief Executive Officer. These approval thresholds may change over time. We expect to benefit from the extensive and varied relevant experience of the investment professionals serving on the Investment Advisor's investment committee, which includes expertise in private equity, primary and secondary leveraged credit, private mezzanine finance and distressed debt.

          The purpose of the investment committee is to evaluate and approve as deemed appropriate all investments by New Mountain Guardian Advisors. The committee process is intended to bring the diverse experience and perspectives of the committee's members to the analysis and consideration of every investment. The committee also serves to provide investment consistency and adherence to New Mountain Guardian Advisors' investment philosophies and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

          Time permitting, the investment opportunity will also be brought before New Mountain in a process for discussion and analysis directly analogous to New Mountain's investment committee process to approve its private equity acquisitions. Recommendations come with specific size and price limits, and are subject to questions, comments and challenges from all members of New

Mountain. There may be a series of meetings on the name until all questions are successfully answered.

          In addition to reviewing investments, the committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and investment opportunities are also reviewed on a regular basis. Members of NMG LLC's investment team are encouraged to share information and views on credits with the committee early in their analysis. This process improves the quality of the analysis and assists the deal team members to work more efficiently.

Investment Structure

          We target debt investments that will yield meaningful current income and occasionally provide the opportunity for capital appreciation through equity securities. Our debt investments are typically structured with the maximum seniority and collateral that NMG LLC can reasonably obtain while seeking to achieve its total return target.

Debt Investments

          The terms of our debt investments are tailored to the facts and circumstances of the transaction and prospective portfolio company and structured to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. A substantial source of return is the cash interest that NMG LLC collects on our debt investments.

  •
  First Lien Loans and Bonds.  First lien loans and bonds generally have terms of four to seven years, provide for a variable or fixed interest rate, may contain prepayment penalties and are secured by a first priority security interest in all existing and future assets of the borrower.

  •
  Second Lien Loans and Bonds.  Second lien loans and bonds generally have terms of five to eight years, provide for a variable or fixed interest rate, typically contain prepayment penalties and are secured by a second priority security interest in all existing and future assets of the borrower. These second lien loans and bonds may include PIK interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity.

  •
  Unsecured Senior, Subordinated and "Mezzanine" Loans and Bonds.  Any unsecured investments are generally expected to have terms of five to ten years and provide for a fixed interest rate. Unsecured investments may include payment-in-kind, or PIK, interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity, and may have an equity component, such as warrants to purchase common stock in the portfolio company.

          In addition, from time to time we may also enter into bridge or other commitments to provide future financing to a portfolio company.

          Our debt investments are often structured to include covenants that seek to minimize our risk of capital loss. Our debt investments typically have strong protections, including default penalties, information rights, and a combination of affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. Our debt investments may have substantial prepayment penalties designed to extend the life of the average loan, which we believe will help NMG LLC to grow our portfolio.

          The investments in our portfolio as of March 31, 2010, had a weighted average Creation Value Multiple of 4.6x. For purposes of this prospectus, "Creation Value Multiple" is calculated by dividing the "Creation Value" of the portfolio company by 2009 EBITDA. Creation Value is defined as total debt, assuming par for debt senior to our security, fair value for our security, and no value for debt subordinated to our security, less total cash.

Equity Investments

          When NMG LLC makes a debt investment, it may be granted equity in the company in the same class of security as the sponsor receives upon funding. In addition, NMG LLC may from time to time make non-control, equity co-investments in conjunction with private equity sponsors. NMG LLC generally seeks to structure our equity investments, such as direct equity co-investments, to provide it with minority rights provisions and event-driven put rights. NMG LLC also seeks to obtain limited registration rights in connection with these investments, which may include "piggyback" registration rights.

Monitoring

          NMG LLC aggressively monitors the performance of each of our portfolio companies, consistently re-underwriting key business drivers and trends. NMG LLC attempts to identify any developments within the company, industry or macroeconomic environment that may alter any material element of our original investment thesis. NMG LLC monitors, on an ongoing basis, the financial trends of each portfolio company. NMG LLC has several methods of evaluating and monitoring the performance of our investments, including but not limited to, the following:

  •
  review of monthly and quarterly financial statements and financial projections for portfolio companies;

  •
  ongoing dialogue with and review of original diligence sources;

  •
  periodic contact with portfolio company management (and, if appropriate the private equity sponsor) to discuss financial position, requirements and accomplishments; and

  •
  assessment of business development success, including product development, profitability and the portfolio company's overall adherence to its business plan.

          In addition to various risk management and monitoring tools, NMG LLC also uses an investment rating system to characterize and monitor the credit profile and expected level of returns on each investment in our portfolio. NMG LLC uses a four-level numeric rating scale. The following is a description of the conditions associated with each investment rating:

  •
  Investment Rating 1 — Investment is performing above expectations or a gain is expected;

  •
  Investment Rating 2 — Investment is performing in-line with expectations and/or its risk is approximately equivalent to the potential risk at the time of the original investment. Expectations for gains are the same as at the time of the original investment. All new loans are rated 2 when approved;

  •
  Investment Rating 3 — Investment is performing below expectations and risk has increased since the original investment. No loss is expected of contractual investment return, but gains are not probable; and

  •
  Investment Rating 4 — Investment is performing substantially below expectations and risks have increased substantially since the original investment. Investments with a rating of 4 are those for which some loss of principal is expected.

          In the event that NMG LLC determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, NMG LLC will undertake more aggressive monitoring of the affected portfolio company.

          The following table shows the distribution of our investments on the 1 to 4 investment rating scale at fair value as of March 31, 2010:

	Par Value(1)		Fair Value
Type	(in thousands)	% of Total	(in thousands)	% of Total
1	$101,131	29.1%	$81,047	28.5%
2	246,455	70.9%	203,768	71.5%
3	0	0.0%	0	0.0%
4	0	0.0%	0	0.0%

Total	$347,586	100.0%	$284,815	100.0%

(1)
Excludes common stock.

Exit Strategies/Refinancing

          We expect NMG LLC to exit our investments typically through one of four scenarios: (i) the sale of the company resulting in repayment of all outstanding debt, (ii) the recapitalization of the company in which our loan is replaced with debt or equity from a third party or parties, (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity or (iv) the sale of the debt investment. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

Managerial Assistance

          As a business development company, NMG LLC will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. New Mountain Guardian Administration or its affiliate will provide such managerial assistance on NMG LLC's behalf to portfolio companies that request this assistance. NMG LLC may receive fees for these services and will reimburse New Mountain Guardian Administration or its affiliate for its allocated costs in providing such assistance, subject to the review and approval by NMG LLC's board of directors, including its independent directors.

Competition

          We compete for investments with a number of business development companies and investment funds (including private equity funds), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe we are able to be competitive with these entities primarily on the basis of the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, the investment terms we offer, and our willingness to make smaller investments.

          We believe that some of our competitors may make investments with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete solely on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see "Risk Factors

— Risk Relating to Our Business — We operate in a highly competitive market for investment opportunities and may not be able to compete effectively".

Employees

          Neither New Mountain Guardian nor NMG LLC has any employees. Day-to-day investment operations that will be conducted by NMG LLC will be managed by the Investment Advisor. See "Investment Management Agreement". Upon completion of this offering, the Investment Advisor will be supported by a total of 80 New Mountain staff members, including approximately 50 investment professionals (including 11 managing directors and 12 senior advisors) as well as nine finance and operational professionals. The Investment Advisor may need to hire additional investment professionals, based upon its needs, subsequent to completion of this offering. In addition, NMG LLC will reimburse the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to New Mountain Guardian and NMG LLC under the Administration Agreement, including the compensation of New Mountain Guardian's and NMG LLC's chief financial officer and chief compliance officer, and their respective staffs. For a more detailed discussion of the Administration Agreement, see "Administration Agreement".

Properties

          Our executive office is located at 787 7th Avenue, 48th Floor, New York, NY 10019. We believe that our current office facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

          New Mountain Guardian, NMG LLC, New Mountain Guardian Advisors and New Mountain Guardian Administration are not currently subject to any material legal proceedings. Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise.

PORTFOLIO COMPANIES

          The following table sets forth certain information as of March 31, 2010, for each portfolio company in which we had a debt or equity investment. All of our current investments, as well as our future investments, will be held by NMG LLC following the completion of this offering. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments that NMG LLC may provide, if requested, and the board observation or participation rights NMG LLC may receive. We do not "control" nor are we an "affiliate" of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would "control" a portfolio company if we owned more than 25% of its voting securities and would be an "affiliate" of a portfolio company if we owned five percent or more of its voting securities.

Name / Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Yield to Maturity(2)	% of Class Held	Par Amount	Cost of Investment	Fair Value
							(in thousands)
Alion Science and Technology Corporation(3) 1750 Tysons Boulevard, Suite 1300 McLean, VA 22102	Federal Services	First lien	12.00% (2.00% PIK)	11/1/2014	12.0%	1.9%	$6,000	$5,851	$6,105
ATI Acquisition Company 6351 Boulevard 26, Suite 200 North Richland Hills, TX 76180	Education	First lien	8.25% (Base Rate+599/Q)(4)	12/30/2014	9.8%	2.9%	4,489	4,316	4,388
Attachmate Corporation, NetIQ Corporation 1500 Dexter Ave N. Seattle, WA 98109	Software	Second lien	7.04% (L+675/Q)	10/13/2013	15.2%	8.8%	22,500	16,172	19,125
Berry Plastics Holding Corporation 101 Oakley Street Evansville, IN 47710	Packaging	First lien	2.26% (L+200/Q)	4/3/2015	6.3%	0.3%	3,909	2,769	3,691
Brand Energy & Infrastructure Services, Inc.
1325 Cobb International Dr		First lien	3.56% (L+325/Q)	2/7/2014	6.9%	3.1%	4,989	3,389	4,800
Ste A-1		First lien	2.69% (L+238/Q)(5)	2/7/2014	8.3%	10.5%	2,627	1,610	2,338
Kennesaw, GA 30152	Industrial Services	Second lien	6.28% (L+600/Q)	2/7/2015	11.6%	2.0%	6,000	2,976	5,438
Brock Holdings III, Inc. 10343 Sam Houston Park Drive, Suite 200 Houston, TX 77064	Industrial Services	First lien	2.50% (Base Rate+189/Q)(4)	2/26/2014	7.9%	5.7%	18,873	15,085	16,719
Catalent Pharma
Solutions, Inc.
14 Schoolhouse Road		First lien	2.50% (L+225/M)	4/10/2014	6.7%	1.3%	13,281	10,050	12,446
Somerset, NJ 08873	Healthcare Products	First lien(6)	0.57% (Unfunded)	4/10/2013	N/A	4.3%	15,000	(6,350)	(2,250)
CDW Corporation 200 N. Milwaukee Ave. Vernon Hills, IL 60061	Distribution	First lien	4.23% (L+400/M)	10/10/2014	10.3%	1.1%	23,882	19,771	21,017
CRC Health Corporation 20400 Stevens Creek Boulevard, 6th Floor Cupertino, CA 95014	Healthcare Facilities	First lien	2.54% (L+225/Q)	2/6/2013	6.1%	3.6%	14,399	10,669	13,697
Datatel, Inc. 4375 Fair Lakes Court Fairfax, VA 22033	Software	Second lien	10.25% (L+825/Q)	12/9/2016	11.5%	1.7%	2,000	1,961	2,050
Education Management LLC 210 Sixth Avenue, 33rd Floor Pittsburgh, PA 15222	Education	First lien(6)	0.91% (Unfunded)	6/1/2012	N/A	0.7%	3,000	(1,215)	(182)
First Data Corporation 5565 Glenridge Connector NE, Suite 2000 Atlanta, GA 30342	Business Services	First lien	3.03% (L+275/Q)	9/24/2014	8.5%	0.2%	23,695	16,794	20,990

Name / Address of Portfolio Company	Industry	Type of Investment	Interest Rate(1)	Maturity	Yield to Maturity(2)	% of Class Held	Par Amount	Cost of Investment	Fair Value
							(in thousands)
Intralinks Holdco(7) 150 East 42nd Street, 8th Floor New York, NY 10017	Software	Subordinated(8)	13.00%	6/15/2015	19.4%	18.5%	18,314	9,017	15,109
Kronos Incorporated 297 Billerica Road		First lien(6)	0.54% (Unfunded)	6/11/2013	N/A	7.0%	4,199	(630)	(430)
Chelmsford, MA 01824	Software	Second lien(8)	6.04% (L+575/Q)	6/11/2015	10.2%	3.0%	10,700	7,760	10,105
Laureate Education, Inc. 650 S. Exeter Street Baltimore, MD 21202	Education	First lien	3.50% (L+325/Q)	8/15/2014	7.9%	2.3%	17,300	11,599	16,084
LVI Services, Inc. 80 Broad Street, 3rd Floor New York, NY 10004	Industrial Services	First lien	9.25% (P+600/M)	11/16/2011	35.2%	4.5%	5,202	3,824	3,758
Mach Gen, LLC(7) 9300 U.S. Highway 9W Athens, NY 12105	Power Generation	Second lien	7.76% (L+750/Q)(PIK)	2/22/2015	17.3%	0.9%	10,507	7,667	7,954
Managed Health Care Associates, Inc.
25-B Vreeland Road,
Suite 300		First lien	3.50% (L+325/M)	8/1/2014	9.1%	15.5%	22,608	16,823	20,120
Florham Park, NJ 07932	Healthcare Services	Second lien	6.75% (L+650/M)	2/1/2015	14.4%	15.8%	15,000	10,743	12,600
Mega Brands, Inc. 4505 Hickmore Montreal, QC Canada H4T 1K4	Consumer Products	Common stock	N/A	N/A	0.0%	N/A	N/A	961	1,241
Merrill Communications LLC One Merrill Circle St. Paul, MN 55108	Business Services	First lien	8.50% (L+650/M)	12/22/2012	12.2%	3.0%	11,422	8,796	10,579
Physiotherapy Associates, Inc. / Benchmark Medical, Inc. 855 Springdale Drive, Suite 200 Exton, PA 19341	Healthcare Facilities	First lien	7.50% (P+425/Q)	6/28/2013	16.4%	2.8%	4,375	3,328	3,478
PODS Holding Funding Corp. 5585 Rio Vista Drive Clearwater, FL 33760	Consumer Services	Subordinated(8)	16.64% (PIK)	12/23/2015	21.2%	40.0%	10,000	8,362	8,450
RGIS Services, LLC(6)
2000 East Taylor Rd.		First lien	2.79% (L+250/Q)	4/30/2014	6.6%	7.4%	35,673	21,220	33,800
Auburn Hills, MI 48326	Business Services	First lien(6)	1.21% (Unfunded)	4/30/2013	N/A	6.7%	5,000	(2,850)	(438)
Sabre Inc. 3150 Sabre Drive Southlake, TX 76092	Information Technology	First lien	2.25% (L+200/Q)	9/30/2014	6.5%	0.1%	1,982	1,544	1,842
Sheridan Holdings, Inc. 1613 N. Harrison Parkway, Ste. 200 Sunrise, FL 33323	Healthcare Services	First lien	2.50% (L+225/Q)	6/13/2014	6.2%	1.4%	5,660	4,079	5,370
Stratus Technologies, Inc.(9) 111 Powdermill Road Maynard, MA 01754	Information Technology	First lien	12.00%	3/29/2015	13.4%	2.3%	5,000	4,821	4,821

Total(10)					11.5%		$347,586	$220,912	$284,815

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR or the Prime Rate and which resets quarterly (Q) or monthly (M). For each debt investment, we have provided the interest rate in effect as of March 31, 2010.

(2)
Assumes that the investments in our portfolio as of a certain date, the Portfolio Date, are purchased at fair value on that date and held until their respective maturities with no prepayments or losses and are exited at par at maturity. Also assumes that unfunded revolvers remain undrawn. Interest income is assumed to be received quarterly for all debt securities. For floating rate debt securities, the interest rate is calculated by adding the spread to the projected three-month LIBOR at each respective quarter, which is determined based on the forward three-month LIBOR curve per Bloomberg as of the Portfolio Date. This calculation excludes the impact of existing leverage.

(3)
Includes 6,000 attached warrants.

(4)
The base rate is a blended interest rate determined by reference to both LIBOR and the Prime Rate.

(5)
Includes 2.38% fee accrual.

(6)
Revolving credit facilities are fully undrawn. Interest rate shown reflects the unutilized and letter of credit fees under these credit facilities.

(7)
Par amount, cost of investment and fair value include PIK interest.

(8)
Includes PIK option.

(9)
Includes 103,050 attached ordinary shares and 23,450 attached preference shares.

(10)
As of March 31, 2010, the fair value of our existing assets was estimated to exceed their adjusted tax basis for federal income tax purpose by approximately $63.2 million (such excess is referred to herein as the "built-in gains"). The structure resulting from the formation transactions is designed to generally prevent any distributions made to New Mountain Guardian's stockholders that are attributable to the built-in gains (determined as of the cut-off date) from being treated as taxable dividends. See "Material Federal Income Tax Considerations".

          Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of NMG LLC's total assets as of March 31, 2010.

RGIS Services, LLC

          RGIS performs outsourced inventory counting, merchandising and staffing solutions for the retail, automotive, healthcare, industrial, fixed asset and supply chain sectors. RGIS has more than 40,000 employees located in over 400 offices worldwide.

Managed Health Care Associates, Inc.

          MHA is the largest provider of contract purchasing services to long-term care hospitals (LTC) and other alternate site pharmacy markets. Members utilize MHA services to assist in the purchasing of a complete line of pharmaceuticals, medical supplies, capital equipment and nutritional food, as well as network access to the majority of the largest national and regional prescription drug plans managing the Medicare Part D drug benefit.

CDW Corporation

          CDW is a direct marketer of information technology products and services to business, government, education and healthcare customers in the U.S. and Canada. CDW provides solutions for its customers' technology needs through a range of products, including hardware and peripherals, software and accessories, as well as a variety of service offerings.

First Data Corporation

          First Data is a leading provider of electronic commerce and payment solutions for merchants, financial institutions and card issuers globally. First Data has operations in 36 countries serving over 5 million merchant locations and 2,000 card issuers.

Attachmate Corporation, NetIQ Corporation

          Attachmate is a leading provider of host connectivity solutions, including terminal emulation, application integration, and secure file transfer. Attachmate provides solutions for enterprise systems and application management, operational VMware management, and security and compliance management.

Brock Holdings III, Inc.

          Brock Holdings is a leading North American provider of specialty craft and scaffolding services. Brock provides outsourced services to refineries, chemical plants, power plants, and large construction projects.

MANAGEMENT

          The business and affairs of New Mountain Guardian are managed under the direction of its board of directors. New Mountain Guardian's board of directors appoints its officers, who serve at the discretion of the board of directors. The board of directors has an audit committee, a nominating and corporate governance committee and a compensation committee and may establish additional committees from time to time as necessary.

          The business and affairs of NMG LLC are managed under the direction of a separate board of directors that will be elected by the members of NMG LLC voting on a pass through basis. As a result, the partners in Guardian AIV and New Mountain Guardian's stockholders, including the partners in Guardian Partners, will elect NMG LLC's board of directors. The responsibilities of the NMG LLC board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets and oversight of NMG LLC's financing arrangements. The board of directors of NMG LLC has an audit committee and a valuation committee and may establish additional committees from time to time as necessary. The initial board of directors of NMG LLC will be comprised of the same individuals as New Mountain Guardian's board of directors, and under the LLC Agreement NMG LLC will be required to endeavor to nominate the same slate of director nominees for election by its members. However, there can be no assurances that the board composition of NMG LLC will remain the same as New Mountain Guardian's following the completion of this offering.

Board of Directors and Executive Officers

          New Mountain Guardian's board of directors consists of seven members, four of whom are classified under applicable NYSE listing standards by our board of directors as "independent" directors and under Section 2(a)(19) of the 1940 Act as non-interested persons. Pursuant to New Mountain Guardian's certificate of incorporation, New Mountain Guardian's directors will be divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of New Mountain Guardian's stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. New Mountain Guardian's certificate of incorporation also gives its board of directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

          Information regarding New Mountain Guardian's board of directors is set forth below. The directors have been divided into two groups — independent directors and interested directors. Interested directors are "interested persons" of New Mountain Guardian Corporation as defined in

Section 2(a)(19) of the 1940 Act. The address for each director is c/o New Mountain Guardian Corporation, 787 7th Avenue, 48th Floor, New York, NY 10019.

Name	Age	Position	Director Since	Expiration of Term
Independent Directors
		Director	2010
		Director	2010
		Director	2010
		Director	2010
Interested Directors
Steven B. Klinsky	53	Chairman of the Board of Directors	2010
Robert A. Hamwee	40	Chief Executive Officer and Director	2010
Adam J. Collins	38	Director	2010

Executive Officers Who Are Not Directors

          Information regarding New Mountain Guardian's executive officers who are not directors is set forth below.

Name	Age	Position
Adam Weinstein	31	Chief Financial Officer and Treasurer
Paula Bosco	37	Chief Compliance Officer and Corporate Secretary

          The address for each executive officer is c/o New Mountain Guardian Corporation, 787 7th Avenue, 48th Floor, New York, NY 10019.

Biographical Information

Directors

          Each of New Mountain Guardian's directors has demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to New Mountain Guardian's management. Each of New Mountain Guardian's directors also has sufficient time available to devote to the affairs of New Mountain Guardian, is able to work with the other members of the board of directors and contribute to New Mountain Guardian's success and can represent the long-term interests of New Mountain Guardian's stockholders as a whole. New Mountain Guardian has selected its current directors to provide a range of backgrounds and experience to its board of directors. Set forth below is biographical information for each director, including a discussion of the director's particular experience, qualifications, attributes or skills that led New Mountain Guardian to conclude, as of the date of this document, that the individual should serve as a director, in light of New Mountain Guardian's business and structure.

Independent Directors

Interested Directors

          Steven B. Klinsky has served as Chairman of the Board of Directors since July 2010. Mr. Klinsky is the Founder and a Managing Director of New Mountain and has served as New Mountain's Chief Executive Officer since its inception in 1999. Prior to 1999, Mr. Klinsky served as a General Partner and an Associate Partner with Forstmann Little & Co. and co-founded Goldman,

Sachs & Co.'s Leveraged Buyout Group. He currently serves on the Boards of Directors of Apptis, Inc., Connextions, Inc., Deltek, Inc., Inmar, Inc., MailSouth, Inc., Oakleaf Global Holdings, Inc., Overland Solutions, Inc., and RedPrairie Holding, Inc. and has served on the Board of Directors of Strayer Education Inc., National Medical Health Card Systems, Inc. and Surgis, Inc. Mr. Klinsky received his B.A. in Economics and Political Philosophy from the University of Michigan. He received his M.B.A. from Harvard Business School and his J.D. from Harvard Law School.

          From his experience as an executive of financial advisory and private equity companies, Mr. Klinsky brings broad financial advisory experience and specific investment management to the board of directors. Mr. Klinsky's legal background provides him with additional insight into balancing the risks and benefits associated with various strategic objectives. Mr. Klinsky's intimate knowledge of the business and operations of New Mountain, including the Guardian Entities, as a Managing Director and Founder and Chief Executive Officer of New Mountain and his experience as a board member of other publicly-held companies positions him well to serve as a chairman of New Mountain Guardian's board of directors.

          Robert A. Hamwee has served as our Chief Executive Officer since July 2010. Mr. Hamwee has served as a Managing Director of New Mountain since 2008. Prior to joining New Mountain, Mr. Hamwee served as President of GSC Group, a leading institutional investment manager of alternative assets, where he had day-to-day responsibility for managing GSC's control distressed debt funds from 1999 to 2008. Prior to 1999, Mr. Hamwee held various positions at Greenwich Street Capital Partners, the predecessor to GSC Group, and with The Blackstone Group. Mr. Hamwee has chaired numerous Creditor Committees and Bank Steering Groups, and was formerly a director of a number of public and private companies, including Envirosource, Purina Mills, and Viasystems. Mr. Hamwee received his B.B.A. in Finance and Accounting from the University of Michigan.

          Mr. Hamwee's depth of experience in managerial operational positions in investment management and financial services and as a member of other corporate boards of directors, as well as his intimate knowledge of the business and operations of New Mountain Guardian, provides the board of directors valuable industry- and company-specific knowledge and expertise.

          Adam J. Collins has served on New Mountain Guardian Advisor's investment committee since July 2010 and serves as Chief Financial Officer and a Managing Director of New Mountain. Prior to joining New Mountain in 2001, Mr. Collins worked at Goldman, Sachs & Co. from 1996 to 2000 in the controllers group and in 2001 in the Real Estate Principal Investment area. Prior to 1996, Mr. Collins worked at KPMG from 1994 to 1996 where he earned his CPA. He serves on the Board of Directors of Apptis, Inc. and Connextions, Inc. Mr. Collins received his B.S. in Accounting from Babson College.

          Mr. Collins brings extensive financial and accounting experience to New Mountain Guardian's board of directors. His experience as Chief Financial Officer of New Mountain as well as his experience on other corporate boards provides the board of directors and management necessary insight that will be useful in the oversight of New Mountain Guardian's financial and operational performance.

Executive Officers Who Are Not Directors

          Adam Weinstein has served as Chief Financial Officer and Treasurer of the Company since July 2010. Mr. Weinstein has served as a Director and the Controller of New Mountain since 2005. Prior to joining New Mountain in 2005, Mr. Weinstein was a Manager at Deloitte & Touche, LLP and worked in that firm's merger and acquisition and private equity investor services areas. Mr. Weinstein sits on a number of boards of directors for professional and non-profit organizations.

Mr. Weinstein received his B.S. from Binghamton University, is a member of the AICPA and is a New York State Certified Public Accountant.

          Paula Bosco has served as Chief Compliance Officer and Corporate Secretary since July 2010. Ms. Bosco has served as a Director of New Mountain since 2009. Prior to joining New Mountain in 2009, Ms. Bosco served as the advisory Chief Compliance Officer for Lehman Brothers Inc. from 2007 to 2009. From 2005 to 2007, Ms. Bosco served as Senior Vice President and Assistant Director of International & Investment Advisory Services Compliance at Citigroup Global Markets, Inc. Prior to that, Ms. Bosco held a number of senior legal and regulatory compliance positions with investment banks and financial regulators, as well as with a large New York City law firm. Ms. Bosco received her B.A. in Political Science from the State University of New York, her J.D. from the City University of New York School of Law and her M.B.A. in Finance/Investment Management from Pace University. She is admitted to practice law in the U.S. District Court, Eastern and Southern Districts of New York, and the U.S. Court of Appeals, Second Circuit.

Board Leadership Structure

          New Mountain Guardian's board of directors monitors and performs an oversight role with respect to New Mountain Guardian's business and affairs, compliance with regulatory requirements and the services, expenses and performance of service providers to New Mountain Guardian. Among other things, New Mountain Guardian's board of directors approves the appointment of the Administrator and officers, reviews and monitors the services and activities performed by the Administrator and officers and approves the engagement, and reviews the performance of, New Mountain Guardian's independent public accounting firm.

          Under New Mountain Guardian's bylaws, New Mountain Guardian's board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. New Mountain Guardian does not have a fixed policy as to whether the chairman of the board should be an independent director and believes that it should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of New Mountain Guardian and its stockholders at such times.

          Mr. Klinsky currently serves as the chairman of New Mountain Guardian's board of directors. Mr. Klinsky is an "interested person" of New Mountain Guardian as defined in Section 2(a)(19) of the 1940 Act because he is a Managing Director and the Founder and Chief Executive Officer of New Mountain, serves on the investment committee of the Investment Advisor and is the managing member of the sole member of the Investment Advisor. New Mountain Guardian believes that Mr. Klinsky's history with New Mountain, including the Guardian Entities, familiarity with our investment objectives and investment strategy, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of New Mountain Guardian's board of directors. New Mountain Guardian believes that, at present, it is best served through this leadership structure, as Mr. Klinsky's relationship with the Investment Advisor and New Mountain provides an effective bridge and encourages an open dialogue between New Mountain Guardian management and its board of directors, ensuring that both groups act with a common purpose.

          New Mountain Guardian's board of directors does not currently have a designated lead independent director. New Mountain Guardian is aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believes these potential conflicts are offset by its strong corporate governance policies. New Mountain Guardian's corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering New Mountain Guardian's compliance policies and procedures.

          New Mountain Guardian recognizes that different board leadership structures are appropriate for companies in different situations. New Mountain Guardian intends to re-examine its corporate governance policies on an ongoing basis to ensure that they continue to meet its needs.

Board's Role in Risk Oversight

          New Mountain Guardian's board of directors performs its risk oversight function primarily through (1) its three standing committees which report to the entire board of directors, each of which are comprised solely of independent directors and (2) active monitoring of New Mountain Guardian's chief compliance officer and its compliance policies and procedures. In addition, New Mountain Guardian's board will rely on the risk oversight function of NMG LLC's board of directors.

          New Mountain Guardian's audit committee and nominating and corporate governance committee assist its board of directors in fulfilling its risk oversight responsibilities. The audit committee's risk oversight responsibilities include overseeing New Mountain Guardian's accounting and financial reporting processes, its systems of internal controls regarding finance and accounting, and audits of New Mountain Guardian's financial statements, including the independence of New Mountain Guardian's independent accountants. The nominating and corporate governance committee's risk oversight responsibilities include selecting, researching and nominating directors for election by New Mountain Guardian's stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and New Mountain Guardian's management.

          New Mountain Guardian's board of directors also performs its risk oversight responsibilities with the assistance of the chief compliance officer. The board of directors annually reviews a written report from the chief compliance officer discussing the adequacy and effectiveness of New Mountain Guardian's compliance policies and procedures and its service providers. The chief compliance officer's annual report addresses at a minimum:

  •
  the operation of New Mountain Guardian's compliance policies and procedures and its service providers since the last report;

  •
  any material changes to these policies and procedures since the last report;

  •
  any recommendations for material changes to these policies and procedures as a result of the chief compliance officer's annual review; and

  •
  any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee New Mountain Guardian's compliance activities and risks.

In addition, the chief compliance officer meets separately in executive session with the independent directors at least once each year.

          New Mountain Guardian's believes that its board's role in risk oversight is effective, and appropriate given the extensive regulation to which it will be subject as a business development company. Following New Mountain Guardian's election to be treated as a business development company, New Mountain Guardian will be required to comply with certain regulatory requirements that control the levels of risk in New Mountain Guardian's business and operations. Because New Mountain Guardian will have no assets other than its ownership of common membership units of NMG LLC and will have no material long-term liabilities, New Mountain Guardian will look to the assets of NMG LLC for purposes of satisfying these requirements. For example, NMG LLC's ability to incur indebtedness will be limited such that its asset coverage must equal at least 200% immediately after each time it incurs indebtedness, NMG LLC generally will have to invest at least 70% of its total assets in "qualifying assets" and will not generally be permitted to invest in any portfolio company in which one of its or New Mountain Guardian's affiliates currently has an investment. See "Regulation".

          New Mountain Guardian recognizes that different board roles in risk oversight are appropriate for companies in different situations. New Mountain Guardian intends to re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet New Mountain Guardian's needs.

Committees of the New Mountain Guardian Board of Directors

          New Mountain Guardian's board of directors will establish the following committees prior to the completion of this offering. The members of each committee will be appointed by the board of directors and serve until their successor is elected and qualified, unless they are removed or resign.

Audit Committee

          The audit committee is responsible for selecting, engaging and discharging New Mountain Guardian's independent accountants, reviewing the plans, scope and results of the audit engagement with the independent accountants, approving professional services provided by the independent accountants (including compensation therefore), reviewing the independence of the independent accountants and reviewing the adequacy of New Mountain Guardian's internal control over financial reporting. The members of the audit committee will initially be                          ,                           and                           , each of whom is not an interested person of New Mountain Guardian for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards.                          serves as the chairman of the audit committee, and New Mountain Guardian's board of directors has determined that                          is an "audit committee financial expert" as defined under SEC rules.

Nominating and Corporate Governance Committee

          The nominating and corporate governance committee is responsible for determining criteria for service on the board, identifying, researching and nominating directors for election by New Mountain Guardian's stockholders, selecting nominees to fill vacancies on New Mountain Guardian's board of directors or a committee of the board, developing and recommending to the board of directors a set of corporate governance principles and overseeing the self-evaluation of the board of directors and its committees and evaluation of New Mountain Guardian's management. The nominating and corporate governance committee considers nominees properly recommended by New Mountain Guardian's stockholders. The members of the nominating and corporate governance committee will initially be                          ,                           and                           , each of whom is not an interested person of New Mountain Guardian for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards.                          serves as the chairman of the nominating and corporate governance committee.

Compensation Committee

          The compensation committee is responsible for periodically reviewing director compensation and recommending any appropriate changes to the board of directors. In addition, although New Mountain Guardian does not directly compensate its executive officers currently, to the extent that it does so in the future, the compensation committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation. Lastly, the compensation committee produces a report on New Mountain Guardian's executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and, if applicable, makes recommendations to the board of directors on New Mountain Guardian's executive compensation practices and policies. The compensation committee will initially be composed of                          ,                           and                           , each of whom is not an interested person of New Mountain Guardian for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards.                           serves as chairman of the compensation committee.

NMG LLC Board of Directors

          NMG LLC's board of directors performs the same functions as New Mountain Guardian's board of directors, including with respect to risk oversight, and, in addition to such functions, also monitors and performs an oversight role with respect to investment practices and performance of our portfolio. NMG LLC's board approves the appointment of the Investment Advisor, Administrator and NMG LLC officers and reviews and monitors the services and activities performed by them on behalf of NMG LLC.

Audit Committee

          NMG LLC's board of directors will establish an audit committee prior to the completion of this offering. NMG LLC's audit committee will perform the same functions as New Mountain Guardian's audit committee and will initially be comprised of the same members as New Mountain Guardian's audit committee. NMG LLC will endeavor to comprise its audit committee of the same members as New Mountain Guardian's audit committee. However, there can be no assurance that its audit committee composition will remain the same as New Mountain Guardian's audit committee following the completion of this offering.

Valuation Committee

          NMG LLC's board of directors will establish a valuation committee prior to the completion of this offering. Each member of the valuation committee will be appointed by NMG LLC's board of directors and serve until such member's successor is elected and qualified, unless such member is removed or resigns. The valuation committee establishes guidelines and makes recommendations to NMG LLC's board of directors regarding the valuation of our loans and investments. The valuation committee is responsible for reviewing and approving for submission to NMG LLC's board of directors, in good faith, the fair value of its debt and equity securities that are not publicly traded or for which current market values are not readily available. NMG LLC's board of directors and valuation committee will utilize the services of an independent valuation firm to help determine the fair value of these securities. The valuation committee will initially be composed of                          ,                                         and                           , each of whom is not an interested person of NMG LLC for purposes of the 1940 Act.                                        serves as chairman of the valuation committee.

Compensation of Directors

          New Mountain Guardian's independent directors receive an annual retainer fee of       , if the director attends at least        % of the meetings held during the previous year, plus       for each board meeting in which the director attended in person and                          for each board meeting in which the director participated other than in person, and reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting. The independent directors will also receive $             for each committee meeting in which they attend in person and $             for each committee meeting in which they participate other than in person, in connection with each committee meeting of the board of directors that they attend, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting not held concurrently with a board meeting. In addition, the chairman of the audit committee will receive an annual retainer of $             , while the chairman of the valuation committee and the chairman of the nominating and corporate governance committee will each receive an annual retainer of $             and $             , respectively. All fees payable to New Mountain Guardian's directors will be paid by NMG LLC.

          No compensation is paid to directors who are interested persons of New Mountain Guardian Corporation as defined in the 1940 Act. In addition, no compensation is paid to directors of NMG LLC.

Compensation of Executive Officers

          None of New Mountain Guardian's or NMG LLC's executive officers receive direct compensation from New Mountain Guardian or NMG LLC. The compensation of the principals and other investment professionals of the Investment Advisor is paid by the Investment Advisor. Compensation paid to New Mountain Guardian's and NMG LLC's chief financial officer and chief compliance officer, is set by the Administrator and is subject to reimbursement by NMG LLC of the allocable portion of such compensation for services rendered to New Mountain Guardian and NMG LLC.

Indemnification Agreements

          New Mountain Guardian and NMG LLC have entered into indemnification agreements with their respective directors. The indemnification agreements are intended to provide the directors the maximum indemnification permitted under Delaware law and the 1940 Act. Each indemnification agreement provides that New Mountain Guardian or NMG LLC, as applicable, shall indemnify the director who is a party to the agreement, or an Indemnitee, including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Delaware law and the 1940 Act. Any amounts owing by New Mountain Guardian to any Indemitee pursuant to the indemnification agreements will be payable by NMG LLC.

PORTFOLIO MANAGEMENT

          The management of our investment portfolio is the responsibility of the Investment Advisor, New Mountain Guardian Advisors, and its investment committee, which currently consists of Steven Klinsky, Robert Hamwee, Adam Collins, Douglas Londal and Alok Singh. We consider Mr. Hamwee to be our portfolio manager. The Investment Advisor's investment committee is responsible for approving all of our investments above $5 million. Investments and dispositions below $5 million may be approved by NMG LLC's Chief Executive Officer. These approval thresholds may change over time.

Investment Personnel

          The Investment Advisor is supported by approximately 80 New Mountain staff members, including approximately 50 investment professionals (including 11 managing directors and 12 senior advisors) as well as nine finance and operational professionals. These individuals, in addition to the Investment Advisor's investment committee, are primarily responsible for the day-to-day management of our portfolio. The Investment Advisor may retain additional investment professionals, based upon its needs, subsequent to the completion of this offering.

          Below are the biographies for selected senior investment professionals of the Investment Advisor, whose biographies are not included elsewhere in this prospectus. For more information regarding the business experience of Messrs. Klinsky, Hamwee and Collins, see "Management — Biographical Information — Directors — Interested Directors".

          Douglas F. Londal has served on New Mountain Guardian Advisor's investment committee since                          , 2010 and serves as a Managing Director of New Mountain. Prior to joining New Mountain in 2004, Mr. Londal held various positions within Goldman, Sachs & Co. and its affiliates, including serving as a Managing Director in the Principal Investment Area from 1995 to 2004 and as a member of the Mergers & Acquisitions Department from 1991 to 1995. While in the Principal Investment Area, Mr. Londal held various positions including co-head of Merchant Banking in the Americas and co-head of the Mezzanine investing effort in the Americas. Mr. Londal is the non-executive chairman of MailSouth, Inc. and serves on the Board of Directors of Connextions, Inc., Inmar, Inc. and Oakleaf Global Holdings, Inc. Mr. Londal received his B.A. in Economics from the University of Michigan. He received his M.B.A. from the University of Chicago Graduate School of Business.

          Alok Singh has served on New Mountain Guardian Advisor's investment committee since                          , 2010 and serves as a Managing Director of New Mountain. Prior to joining New Mountain in 2002, Mr. Singh served as a Partner and Managing Director of Bankers Trust. He also established and led the Corporate Financial Advisory Group for the Americas for Barclays Capital. Mr. Singh is non-executive Chairman of RedPrairie Holding, Inc. and Overland Solutions, Inc., lead director of Camber Corporation, Deltek, Inc., and Ikaria Holdings, Inc. and serves on the Boards of Directors of Apptis, Inc., EverBank Financial Corp., and Validus Holdings, Ltd. He also serves on the advisory board of Sonenshine Partners, an investment bank. Mr. Singh received both his B.A. in Economics and History and his M.B.A. in Finance from New York University.

          Thomas W. Morgan has served as Managing Director of New Mountain since 2000. Prior to joining New Mountain in 2000, he was a private equity investment professional with Bain Capital, Inc. from 1994 to 2000, and has completed transactions spanning a wide range of industries, including heavy manufacturing, consumer products, entertainment and technology. In addition, he has worked extensively with several of Bain Capital's portfolio companies in capacities ranging from financial advisor to consultant on Internet strategy development. From 1991 to 1994, Mr. Morgan was an investment-banking analyst with CS First Boston in its Mergers and Acquisitions and Structured Finance areas. He serves as a director of MailSouth, Inc. Mr. Morgan received his

B.A. in History and Political Science from Williams College and his M.B.A. from Harvard Business School.

          John R. Kline has served as a Director of New Mountain since 2008. Prior to joining New Mountain, he worked at GSC Group from 2001 to 2008 as an investment analyst and trader for GSC Group's control distressed and corporate credit funds. From 1999 to 2001, Mr. Kline was with Goldman, Sachs & Co. where he worked in the Credit Risk Management and Advisory Group. Mr. Kline received an A.B. degree in History from Dartmouth College.

          The table below shows the dollar range of shares of common stock to be beneficially owned by our portfolio manager.

Name of Portfolio Manager	Dollar Range of Equity Securities of New Mountain Guardian(1)(2)(3)
Robert Hamwee

(1)
The dollar range of equity securities beneficially owned by our portfolio manager is based on an assumed initial public offering price of $              per share (the mid-point of the range set forth on the cover of this prospectus).

(2)
The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or over $1,000,000.

(3)
Does not include any shares that may be acquired by officers or directors in connection with the directed share program.

          Mr. Hamwee is not primarily responsible for the day-to-day management of any other portfolio other than NMG LLC. Mr. Hamwee is a Managing Director of New Mountain, which as of March 31, 2010 had approximately $8.5 billion (including NMG LLC) of assets under management (which includes amounts committed, not all of which have been drawn down and invested to date) used to calculate New Mountain's management fees related to such funds. See "Risk Factors — Risks Relating to Our Business — The Investment Advisor has significant potential conflicts of interest with New Mountain Guardian and NMG LLC and, consequently, your interests as stockholders which could adversely impact our investment returns".

Compensation

          None of the Investment Advisor's investment professionals will be employed by New Mountain Guardian or NMG LLC or will receive any direct compensation from New Mountain Guardian or NMG LLC in connection with the management of our portfolio. Mr. Klinsky, through his financial interest in the Investment Advisor, is entitled to a portion of any profits earned by the Investment Advisor, which includes any fees payable to the Investment Advisor under the terms of the Investment Management Agreement, less expenses incurred by the Investment Advisor in performing its services under the Investment Management Agreement.

 INVESTMENT MANAGEMENT AGREEMENT

          Following the completion of this offering, New Mountain Guardian and NMG LLC will be closed-end, non-diversified management investment companies that have elected to be treated as business development companies under the 1940 Act. New Mountain Guardian will be a holding company with no direct operations of its own, and its only business and sole asset will be its ownership of common membership units of NMG LLC. As a result, New Mountain Guardian will not pay any external investment advisory or management fees. However, NMG LLC will be externally managed by the Investment Advisor and will pay the Investment Advisor a fee for its services. The following summarizes the arrangements between NMG LLC and the Investment Advisor pursuant to the Investment Management Agreement.

Overview of the Investment Advisor

Management Services

          Prior to NMG LLC's election to be treated as a business development company, the Investment Advisor, New Mountain Guardian Advisors, will register as an Investment Advisor under the Investment Advisers Act of 1940, or the Advisers Act. The Investment Advisor will serve pursuant to the Investment Management Agreement in accordance with the 1940 Act. Subject to the overall supervision of NMG LLC's board of directors, the Investment Advisor will manage NMG LLC's day-to-day operations and provide it with investment advisory and management services. Under the terms of the Investment Management Agreement, the Investment Advisor will:

  •
  determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  determine what assets NMG LLC will purchase, retain or sell;

  •
  identify, evaluate and negotiate the structure of the investments NMG LLC makes; and

  •
  execute, monitor and service the investments NMG LLC makes.

          The Investment Advisor's services under the Investment Management Agreement are not exclusive, and the Investment Advisor (so long as its services to NMG LLC are not impaired) and/or other entities affiliated with New Mountain are permitted to furnish similar services to other entities.

Management Fee

          NMG LLC will pay the Investment Advisor a fee for its services under the Investment Management Agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to the Investment Advisor and any incentive fees paid in cash to the Investment Advisor will be borne by NMG LLC's members, including New Mountain Guardian and, as a result, will also indirectly be borne by New Mountain Guardian's common stockholders.

Base Management Fee

          The base management fee is calculated at an annual rate of 2% of NMG LLC's gross assets, which includes any borrowings for investment purposes, but excludes cash and cash equivalents for investment purposes. The base management fee is payable quarterly in arrears, and is calculated based on the average value of NMG LLC's gross assets at the end of each of the two most recently completed calendar quarters, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during the current calendar quarter. The base management fee for any partial month or quarter will be appropriately pro rated.

Incentive Fee

          The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on NMG LLC's "Pre-Incentive Fee Net Investment Income" for the immediately preceding calendar quarter. For this purpose, "Pre-Incentive Fee Net Investment Income" means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that NMG LLC receives from portfolio companies) accrued during the calendar quarter, minus NMG LLC's operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement with New Mountain Guardian Administration, and any interest expense and distributions paid on any issued and outstanding preferred membership units, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that NMG LLC has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of NMG LLC's net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of 2% per quarter (8% annualized), subject to a "catch-up" provision measured as of the end of each calendar quarter. NMG LLC's net investment income used to calculate this part of the incentive fee is also included in the amount of NMG LLC's gross assets used to calculate the 2% base management fee. The operation of the incentive fee with respect to NMG LLC's Pre-Incentive Fee Net Investment Income for each quarter is as follows:

  •
  no incentive fee is payable to the Investment Advisor in any calendar quarter in which NMG LLC's Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the "preferred return" or "hurdle").

  •
  100% of NMG LLC's Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10% annualized) is payable to the Investment Advisor. We refer to this portion of NMG LLC's Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the "catch-up". The "catch-up" provision is intended to provide the Investment Advisor with an incentive fee of 20% on all of NMG LLC's Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when NMG LLC's Pre-Incentive Fee Net Investment Income exceeds 2.5% in any calendar quarter.

  •
  20% of the amount of NMG LLC's Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter (10% annualized) is payable to the Investment Advisor once the hurdle is reached and the catch-up is achieved, (20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Investment Advisor).

          The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on "Pre-Incentive Fee Net Investment Income"

Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment
Income allocated to income-related portion of incentive fee

          These calculations will be appropriately pro rated for any period of less than three months and adjusted for any equity capital raises or repurchases during the current calendar quarter.

          The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), commencing on December 31, 2010, and will equal 20% of NMG LLC's realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined as of December 31, 2010 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception. New Mountain Guardian and NMG LLC intend to seek exemptive relief from the SEC to permit NMG LLC to pay 100%, on an after tax basis, of the incentive fee in common membership units of NMG LLC having a total net asset value equal to the amount of the incentive fee, which common membership units will be exchangeable into shares of New Mountain Guardian's common stock on a one-for-one basis. There can be no assurance that this exemptive relief will be granted. In addition, if New Mountain Guardian and NMG LLC receive exemptive relief from the SEC to permit NMG LLC to pay 100%, on an after tax basis, of the incentive fee in common membership units of NMG LLC, any common membership units so received by the Investment Advisor will be subject to a 3-year lock-up agreement, pursuant to which one-third of the common membership units received by the Investment Advisor will be released from the lock-up on an annual basis until the expiration of the 3-year lock-up period. If exemptive relief is not granted, NMG LLC will pay the entire incentive fee in cash.

Example 1: Income Related Portion of Incentive Fee for Each Calendar Quarter

  Alternative 1

  Assumptions

    Investment income (including interest, dividends, fees, etc.) = 1.25%
    Hurdle rate(1) = 2%
    Management fee(2) = 0.5%
    Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
    Pre-Incentive Fee Net Investment Income
    (investment income – (management fee + other expenses)) = 0.55%

          Pre-Incentive Fee Net Investment Income does not exceed hurdle rate, therefore there is no income-related incentive fee.

  Alternative 2

  Assumptions

    Investment income (including interest, dividends, fees, etc.) = 2.9%
    Hurdle rate(1) = 2%
    Management fee(2) = 0.5%
    Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
    Pre-Incentive Fee Net Investment Income
    (investment income – (management fee + other expenses)) = 2.2%

    Incentive fee = 100% × Pre-Incentive Fee Net Investment Income (subject to
            "catch-up")(4)
            = 100% × (2.2% – 2%)
            = 0.2%

          Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, but does not fully satisfy the "catch-up" provision, therefore the income related portion of the incentive fee is 0.2%.

  Alternative 3

  Assumptions

    Investment income (including interest, dividends, fees, etc.) = 3.5%
    Hurdle rate(1) = 2%
    Management fee(2) = 0.5%
    Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

    Pre-Incentive Fee Net Investment Income
    (investment income – (management fee + other expenses)) = 2.8%

    Incentive fee = 100% × Pre-Incentive Fee Net Investment Income (subject to
            "catch-up")(4)

(1)
Represents 8% annualized hurdle rate.

(2)
Represents 2% annualized base management fee.

(3)
Excludes organizational and offering expenses.

(4)
The "catch-up" provision is intended to provide the Investment Advisor with an incentive fee of 20% on all Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when NMG LLC's net investment income exceeds 2.5% in any calendar quarter.

    Incentive fee = 100% × "catch-up" + (20% × (Pre-Incentive Fee Net Investment
            Income – 2.5%))

    Catch-up = 2.5% – 2%
                    = 0.5%

    Incentive fee = (100% × 0.5%) + (20% × (2.8% – 2.5%))
                           = 0.5% + (20% × 0.3%)
                           = 0.5% + 0.06%
                           = 0.56%

          Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, and fully satisfies the "catch-up" provision, therefore the income related portion of the incentive fee is 0.56%.

Example 2: Capital Gains Portion of Incentive Fee(*):

  Alternative 1:

  Assumptions

    Year 1: $20 million investment made in Company A ("Investment A"), and $30 million investment made in Company B ("Investment B")

    Year 2: Investment A sold for $50 million and fair market value ("FMV") of Investment B determined to be $32 million

    Year 3: FMV of Investment B determined to be $25 million

    Year 4: Investment B sold for $31 million

          The capital gains portion of the incentive fee would be:

    Year 1: None

    Year 2: Capital gains incentive fee of $6 million — ($30 million realized capital gains on sale of Investment A multiplied by 20%)

    Year 3: None — $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

    Year 4: Capital gains incentive fee of $200,000 — $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains incentive fee taken in Year 2)

  Alternative 2

  Assumptions

    Year 1: $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")

    Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

    Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

    Year 4: FMV of Investment B determined to be $35 million

    Year 5: Investment B sold for $20 million

*
The hypothetical amounts of returns shown are based on a percentage of NMG LLC's total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

          The capital gains incentive fee, if any, would be:

    Year 1: None

    Year 2: $5 million capital gains incentive fee — 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

    Year 3: $1.4 million capital gains incentive fee(1) — $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains incentive fee received in Year 2

    Year 4: None

    Year 5: None — $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains incentive fee paid in Year 2 and Year 3(2)

(1)
As illustrated in Year 3 of Alternative 1 above, if NMG LLC was to be wound up on a date other than its fiscal year end of any year, NMG LLC may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if it had been wound up on our fiscal year end of such year.

(2)
As noted above, it is possible that the cumulative aggregate capital gains fee received by the Investment Advisor ($6.4 million) is effectively greater than $5 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

Payment of Expenses

          NMG LLC's primary operating expenses are the payment of a base management fee and any incentive fees under the Investment Management Agreement and the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations to New Mountain Guardian and NMG LLC under the Administration Agreement. NMG LLC bears all other expenses of its and New Mountain Guardian's operations and transactions, including (without limitation) fees and expenses relating to:

  •
  organizational and offering expenses;

  •
  the investigation and monitoring of our investments;

  •
  the cost of calculating net asset value, including the cost of any third-party valuation services;

  •
  interest payable on debt, if any, to finance its investments;

  •
  the cost of effecting sales and repurchases of shares of New Mountain Guardian's common stock and other securities;

  •
  management and incentive fees payable pursuant to the Investment Management Agreement;

  •
  fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

  •
  transfer agent and custodial fees;

  •
  fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events);

  •
  federal and state registration fees;

  •
  any exchange listing fees;

  •
  federal, state, local and foreign taxes;

  •
  independent directors' fees and expenses;

  •
  brokerage commissions;

  •
  costs of proxy statements, stockholders' reports and notices;

  •
  costs of preparing government filings, including periodic and current reports with the SEC;

  •
  fees and expenses associated with independent audits and outside legal costs;

  •
  costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws;

  •
  fidelity bond, liability insurance and other insurance premiums; and

  •
  printing, mailing, independent accountants and outside legal costs and all other direct expenses incurred by either the Investment Advisor, New Mountain Guardian or NMG LLC in connection with administering our business, including payments under the Administration Agreement that will be based upon New Mountain Guardian's and NMG LLC's allocable portion of overhead and other expenses incurred by New Mountain Guardian Administration in performing its obligations to New Mountain Guardian and NMG LLC under the Administration Agreement, including the allocable portion of the compensation of New Mountain Guardian's and NMG LLC's chief financial officer and chief compliance officer and their respective staffs.

Duration and Termination

          The Investment Management Agreement was first approved by NMG LLC's board of directors on                          , 2010 and by a majority of the limited partners of the Guardian Entities through a written consent first solicited on                          , 2010. Unless earlier terminated as described below, the Investment Management Agreement will remain in effect for a period of two years from the date it was approved by the board of directors and will remain in effect from year-to-year thereafter if approved annually by NMG LLC's board of directors or by the affirmative vote of the holders of a majority of NMG LLC's outstanding voting securities, voting on a pass through basis, and the majority of NMG LLC's directors who are not interested persons. The Investment Management Agreement will automatically terminate in the event of its assignment. The Investment Management Agreement may be terminated by either party without penalty upon 60 days' written notice to the other. Any termination by NMG LLC must be authorized either by its board of directors or by vote of its members, voting on a pass through basis.

Indemnification

          The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Investment Advisor and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from NMG LLC for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Advisor's services under the Investment Management Agreement or otherwise as the Investment Advisor.

Organization of the Investment Advisor

          The Investment Advisor is a Delaware limited liability company. The principal address of the Investment Advisor is 787 7th Avenue, 48th Floor, New York, NY 10019.

 Board Approval of the Investment Management Agreement

          At a meeting of NMG LLC's board of directors held on                          , 2010, NMG LLC's board of directors unanimously voted to approve the Investment Management Agreement and the Administration Agreement. In reaching a decision to approve the Investment Management Agreement and the Administration Agreement, NMG LLC's board of directors reviewed a significant amount of information and considered, among other things:

  •
  Services.  NMG LLC's board of directors reviewed the nature, extent and quality of the investment advisory and management and administrative services proposed to be provided to NMG LLC by its advisors and found them sufficient to encompass the range of services necessary for NMG LLC's operation.

  •
  Comparison of Management Fee to Other Firms.  NMG LLC's board of directors reviewed and considered to the extent publicly available, the management fee arrangements of companies with similar business models, including business development companies.

  •
  Experience of Management Team and Personnel.  NMG LLC's board of directors considered the extensive experience of the members of the Investment Advisor's investment committee with respect to the specific types of investments NMG LLC proposes to make, and their past experience with similar kinds of investments. NMG LLC's board of directors discussed numerous aspects of the investment strategy with members of the Investment Advisor's investment committee and also considered the potential flow of investment opportunities resulting from the numerous relationships of the Investment Advisor's investment committee and investment professionals within the investment community.

  •
  Provisions of Investment Management Agreement.  NMG LLC's board of directors considered the extent to which the provisions of the Investment Management Agreement (other than the fee structure which is discussed above) were comparable to the Investment Management Agreements and administration agreements of companies with similar business models, including, peer group business development companies, and concluded that its terms were satisfactory and in line with market norms. In addition, the board of directors concluded that the services to be provided under the Investment Management Agreement were reasonably necessary for NMG LLC's operations, the services to be provided were at least equal to the nature and quality of those provided by others, and the payment terms were fair and reasonable in light of usual and customary charges.

  •
  Payment of Expenses.  NMG LLC's board of directors considered the manner in which the Investment Advisor would be reimbursed for its expenses at cost and the other expenses for which it would be reimbursed under the Investment Management Agreement. NMG LLC's board of directors discussed how this structure was comparable to that of companies with similar business models, including existing business development companies.

          Based on the information reviewed and the discussions among the members of NMG LLC's board of directors, NMG LLC's board of directors, including all of its independent directors, concluded that the management fee rates were fair and reasonable in relation to the services to be provided and approved the Investment Management Agreement and the Administration Agreement as being in the best interests of NMG LLC's members.

ADMINISTRATION AGREEMENT

          New Mountain Guardian and NMG LLC have also entered into an Administration Agreement with New Mountain Guardian Administration under which New Mountain Guardian Administration provides administrative services for New Mountain Guardian and NMG LLC, including arranging office facilities for New Mountain Guardian and NMG LLC and providing office equipment and clerical, bookkeeping and recordkeeping services at such facilities. Under the Administration Agreement, New Mountain Guardian Administration also performs, or oversees the performance of, New Mountain Guardian's and NMG LLC's required administrative services, which includes being responsible for the financial records which New Mountain Guardian and NMG LLC are required to maintain and preparing reports to New Mountain Guardian's stockholders and reports filed with the SEC, which includes, but is not limited to, providing the services of New Mountain Guardian's and NMG LLC's chief financial officer. In addition, New Mountain Guardian Administration assists New Mountain Guardian and NMG LLC in determining and publishing their respective net asset values, overseeing the preparation and filing of New Mountain Guardian's tax returns and the printing and dissemination of reports to New Mountain Guardian's stockholders, and generally overseeing the payment of New Mountain Guardian's and NMG LLC's expenses and the performance of administrative and professional services rendered to New Mountain Guardian and NMG LLC by others. For providing these services, facilities and personnel, NMG LLC reimburses New Mountain Guardian Administration the allocable portion of overhead and other expenses incurred by it in performing its obligations to New Mountain Guardian and NMG LLC under the Administration Agreement, including rent and New Mountain Guardian's allocable portion of the costs of compensation and related expenses of New Mountain Guardian's and NMG LLC's chief financial officer and chief compliance officer, and their respective staffs. New Mountain Guardian Administration may also provide on NMG LLC's behalf managerial assistance to our portfolio companies. The Administration Agreement may be terminated by New Mountain Guardian, NMG LLC or New Mountain Guardian Administration without penalty upon 60 days' written notice to the other party.

          The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, New Mountain Guardian Administration and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from New Mountain Guardian and NMG LLC for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of services under the Administration Agreement or otherwise as administrator for New Mountain Guardian and NMG LLC. Any amounts owing by New Mountain Guardian pursuant to this indemnification obligation will be payable by NMG LLC.

 LICENSE AGREEMENT

          New Mountain Guardian and NMG LLC have also entered into a royalty-free license agreement with New Mountain, pursuant to which New Mountain has agreed to grant New Mountain Guardian and NMG LLC a non-exclusive, royalty-free license to use the name "New Mountain". Under this agreement, New Mountain Guardian and NMG LLC will have a right to use the "New Mountain" name for so long as New Mountain Guardian Advisors or one of its affiliates remains the Investment Advisor. Other than with respect to this limited license, New Mountain Guardian and NMG LLC will have no legal right to the "New Mountain" name.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          NMG LLC has entered into an investment management agreement with New Mountain Guardian Advisors, the Investment Advisor. Pursuant to the Investment Management Agreement, payments will be equal to (a) a base management fee of 2% of the value of NMG LLC's gross assets and (b) an incentive fee based on NMG LLC's performance. Mr. Klinsky, through his financial interest in the Investment Advisor, is entitled to a portion of any profits earned by the Investment Advisor, which includes any fees payable to the Investment Advisor under the terms of the Investment Management Agreement, less expenses incurred by the Investment Advisor in performing its services under the Investment Management Agreement. In addition, New Mountain Guardian's and NMG LLC's executive officers and directors, as well as the current or future members of the Investment Advisor, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as NMG LLC does or of investment funds managed by New Mountain Guardian's and NMG LLC's affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of NMG LLC, New Mountain Guardian or New Mountain Guardian's stockholders. Although we will currently be New Mountain's only vehicle focused primarily on investing in the Target Securities, in the future, the principals of the Investment Advisor and/or New Mountain employees that provide services pursuant to the Investment Management Agreement may manage other funds which may from time to time have overlapping investment objectives with our own and, accordingly, may invest in, whether principally or secondarily, asset classes similar to those targeted by NMG LLC. If this occurs, the Investment Advisor may face conflicts of interest in allocating investment opportunities to NMG LLC and such other funds. Although the investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that NMG LLC may not be given the opportunity to participate in certain investments made by investment funds managed by the Investment Advisor or persons affiliated with the Investment Advisor or that certain of these investment funds may be favored over NMG LLC. When these investment professionals identify an investment, they will be forced to choose which investment fund should make the investment. See "Risk Factors — Risks Relating to Our Business — The Investment Advisor has significant potential conflicts of interest with New Mountain Guardian and NMG LLC and, consequently, your interests as stockholders which could adversely impact our investment returns" and "Investment Management Agreement".

          Pursuant to the Administration Agreement, the Administrator will furnish New Mountain Guardian and NMG LLC with the facilities and administrative services necessary to conduct their respective day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, the Administrator will assist New Mountain Guardian and NMG LLC in connection with the determination and publishing of their respective net asset values, the preparation and filing of tax returns and the printing and dissemination of reports to New Mountain Guardian's stockholders. NMG LLC will reimburse the Administrator for New Mountain Guardian's and NMG LLC's allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of New Mountain Guardian's and NMG LLC's chief financial officer and chief compliance officer, and their respective staffs. See "Administration Agreement". Each of these contracts may be terminated by New Mountain Guardian, NMG LLC or the Administrator without penalty upon 60 days' written notice to the other.

          New Mountain Guardian and NMG LLC have also entered into a license agreement with New Mountain, pursuant to which New Mountain has agreed to grant New Mountain Guardian and NMG LLC a non-exclusive, royalty-free license to use the name New Mountain. Under this agreement, New Mountain Guardian and NMG LLC will have a right to use the New Mountain name, for so long as New Mountain Guardian Advisors or one of its affiliates remains the

Investment Advisor. Other than with respect to this limited license, we, New Mountain Guardian will have no legal right to the New Mountain name.

          New Mountain Guardian and NMG LLC will also enter into various agreements with New Mountain and its affiliates in connection with the formation transactions described in this prospectus and this offering. See "Formation Transactions and Related Agreements" for a description of these agreements, including a description of NMG LLC's limited liability company agreement.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

          The following table sets forth information with respect to the beneficial ownership of New Mountain Guardian's common stock as of                     , 2010, giving effect to the completion of this offering, the concurrent private placement and the formation transactions referred to in "Formation Transactions and Related Agreements — Holding Company Structure", by:

  •
  each person known to New Mountain Guardian to beneficially own 5% or more of the outstanding shares of New Mountain Guardian's common stock;

  •
  each of New Mountain Guardian's directors and each executive officers individually; and

  •
  all of New Mountain Guardian's directors and executive officers as a group.

          Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Percentage of beneficial ownership is based on                    shares of common stock outstanding as of                    . Unless otherwise indicated, the address for each listed stockholder is c/o New Mountain Guardian Corporation, 798 7th Avenue, 48th Floor, New York, NY 10019.

	Shares Beneficially Owned Prior to this Offering		Shares Beneficially Owned Immediately After this Offering
Name	Number	Percentage	Number	Percentage
Beneficial Owners of More than 5%:
New Mountain Guardian AIV, L.P.(1)
New Mountain Guardian Partners, L.P.(1)
New Mountain Capital L.L.C.(1)
Executive Officers:(2)
Adam Weinstein
Paula Bosco
Interested Directors:(2)
Steven Klinsky
Robert Hamwee
Adam Collins
Independent Directors:(2)
All officers and directors as a group ( persons)(1)(2)

*
Represents less than 1%.

(1)
Immediately prior to this offering, New Mountain Capital L.L.C. held one initial share of New Mountain Guardian's common stock, which will be cancelled upon completion of this offering.

After this offering, Guardian AIV Holdings will have the right to exchange its common membership units of NMG LLC for shares of New Mountain Guardian's common stock on a one-for-one basis. If Guardian AIV Holdings chooses to exchange all of its common membership units of NMG LLC, Guardian AIV Holdings would receive                                        shar es of New Mountain Guardian's common stock. These shares would represent approximately         % of New Mountain Guardian's outstanding common stock immediately following the transactions described in this prospectus. The general partners of Guardian AIV and Guardian Partners are New Mountain Investments III, L.L.C. and New Mountain

  Guardian GP, L.L.C. Steven Klinsky is the managing member of, and Adam Collins and Robert Hamwee are members of, New Mountain Investments III, L.L.C. and New Mountain Guardian GP, L.L.C. New Mountain Investments III, L.L.C. and New Mountain Guardian GP, L.L.C. each have decision-making power over the disposition of shares of New Mountain Guardian's common stock held by Guardian AIV Holdings and Guardian Partners, respectively. However, these entities do not exercise voting control over those shares because the right to vote those shares will be passed through to the partners of Guardian AIV and Guardian Partners. Because New Mountain Investments III, L.L.C. and New Mountain Guardian GP, L.L.C. have decision-making power over the disposition of shares of New Mountain Guardian's common stock held by Guardian AIV Holdings and Guardian Partners, Steven Klinsky may be deemed to beneficially own the shares that the Guardian AIV Holdings and Guardian Partners hold of record or may be deemed to beneficially own. Steven Klinsky, Robert Hamwee, Adam Collins, Adam Weinstein, Paula Bosco, New Mountain Investments III, L.L.C. and New Mountain Guardian Partners GP, L.L.C. expressly disclaim beneficial ownership of these shares.

(2)
Does not include any shares that may be acquired by officers or directors in connection with the directed share program.

          The following table sets forth the dollar range of New Mountain Guardian equity securities that is expected to be beneficially owned by each of the directors and employees primarily responsible for the day-to-day management of our investment portfolio immediately after this offering.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)(4)
Interested Directors:(5)
Steven B. Klinsky
Robert A. Hamwee
Adam J. Collins
Independent Directors:

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, or the Exchange Act.

(2)
The dollar range of equity securities beneficially owned by the directors is based on an assumed initial public offering price of $             per share (the mid-point of the range set forth on the cover of this prospectus).

(3)
The dollar range of equity securities beneficially owned are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

(4)
Does not include any shares that may be acquired by officers or directors in connection with the directed share program.

(5)
Affiliates of New Mountain hold the shares beneficially owned by the director.

 DETERMINATION OF NET ASSET VALUE

Quarterly Net Asset Value Determinations

NMG LLC

          NMG LLC conducts the valuation of our assets, pursuant to which its net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. The net asset value per unit of common membership units of NMG LLC will be determined on a quarterly basis. The net asset value per unit is equal to the value of NMG LLC's total assets minus liabilities and any preferred membership units outstanding divided by the total number of NMG LLC's common membership units outstanding.

          Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value as is determined in good faith by the board of directors. Investments for which market quotations are readily available on an exchange are valued at such market quotations. Indicative prices with respect to certain of NMG LLC's investments from pricing services or brokers or dealers may be obtained in order to value these investments. When doing so, NMG LLC determines whether the quote obtained is sufficient to determine the fair value of the investment. If determined adequate, NMG LLC uses the quote obtained.

          NMG LLC will value investments for which it does not have readily available market quotations at fair value as determined in good faith by its board of directors. NMG LLC expects to value these investments at fair value as determined in good faith by its board of directors using a documented valuation policy and consistently applied valuation process. See "Management's Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies".

          NMG LLC's board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Investment Advisor responsible for the credit monitoring;

  •
  Preliminary valuation conclusions are then documented and discussed with NMG LLC's senior management and the Investment Advisor;

  •
  At least once annually, the valuation for each portfolio investment for which NMG LLC does not have a readily available market quotation will be reviewed by an independent valuation firm engaged by NMG LLC's board of directors;

  •
  The valuation committee of NMG LLC's board of directors reviews the preliminary valuations and the report of the independent valuation firm, and the deal team responds and supplements the preliminary valuations to reflect any comments provided by the valuation committee; and

  •
  NMG LLC's board of directors will discuss the valuations and determine the fair value of each investment in our portfolio in good faith.

          NMG LLC's board of directors has engaged an independent third party valuation firm to provide it with valuation assistance with respect to our material unquoted assets in any given quarter, and, at least once annually, the valuation for each portfolio investment for which it does not have a readily available market quotation will be reviewed by such firm. Upon completion of its process each quarter, the independent valuation firm provides NMG LLC with a written report regarding the preliminary valuations of these securities as of the close of such quarter. NMG LLC will continue to engage an independent valuation firm to provide it with assistance regarding its determination of the fair value of our material unquoted assets each quarter; however, NMG LLC's board of directors is ultimately and solely responsible for determining the fair value of its investments in good faith.

          In following these approaches, the types of factors that are taken into account in fair value pricing investments include, as relevant, but are not limited to: available market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company's ability to make payments, its earnings and discounted cash flows and the markets in which it does business; comparisons of financial ratios of peer companies that are public; comparable merger and acquisition transactions; and the principal market and enterprise values.

          Due to the inherent uncertainty in the valuation process, NMG LLC's estimate of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. NMG LLC determines the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

          Determination of fair values involves subjective judgments and estimates. The notes to NMG LLC's financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on its financial statements. NMG LLC's valuation policy, including with respect to the use of independent valuation firms, may change over time as determined by its board of directors.

New Mountain Guardian

          Because New Mountain Guardian will be a holding company and its only business and sole asset will be its ownership of common membership units of NMG LLC, the value of its interest in NMG LLC will depend on NMG LLC's valuation of our investments. New Mountain Guardian will conduct the valuation of its ownership in NMG LLC, pursuant to which its net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. The net asset value per share of New Mountain Guardian's common stock will be determined on a quarterly basis and is equal to New Mountain Guardian's pro rata share, based on the number of common membership units of NMG LLC held by New Mountain Guardian at the time of the net asset value determination, of NMG LLC's net asset value divided by the total number of shares of New Mountain Guardian's common stock outstanding. New Mountain Guardian's board of directors will have no control over the determinations of fair value by NMG LLC's board of directors, although NMG LLC's initial board of directors will be the same as New Mountain Guardian's. As a result, the value of your investment in shares of New Mountain Guardian's common stock may be understated or overstated based on NMG LLC's fair value determinations.

Determinations in Connection with Offerings

          In connection with future offering of shares of New Mountain Guardian's common stock, New Mountain Guardian's board of directors or a committee thereof will be required to make the determination that it is not selling shares of New Mountain Guardian's common stock at a price below the then current net asset value of New Mountain Guardian's common stock at the time at which the sale is made. New Mountain Guardian's board of directors will consider the following factors, among others, in making such determination:

  •
  the net asset value per share of New Mountain Guardian's common stock disclosed in the most recent periodic report that we filed with the SEC;

  •
  New Mountain Guardian's management's assessment of whether any material change in the net asset value per share of its common stock has occurred (including through the realization of gains on the sale of NMG LLC's portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of New Mountain Guardian's common stock and ending two days prior to the date of the sale of New Mountain Guardian's common stock; and

  •
  the magnitude of the difference between (i) the net asset value per share of New Mountain Guardian's common stock disclosed in the most recent periodic report that we filed with the SEC and New Mountain Guardian management's assessment of any material change in the net asset value per share of New Mountain Guardian's common stock since the date of the most recently disclosed net asset value per share of New Mountain Guardian's common stock and (ii) the offering price of the shares of New Mountain Guardian's common stock in the proposed offering.

          Importantly, this determination will not require that New Mountain Guardian calculate the net asset value per share of its common stock in connection with each offering of shares of its common stock, but instead it will involve the determination by its board of directors or a committee thereof that it is not selling shares of New Mountain Guardian's common stock at a price per share below the then current net asset value per share of New Mountain Guardian's common stock at the time at which the sale is made.

          Moreover, to the extent that there is even a remote possibility that New Mountain Guardian may (i) issue shares of its common stock at a price per share below the then current net asset value per share of its common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of its common stock pursuant to this prospectus if the net asset value per share of New Mountain Guardian's common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, New Mountain Guardian's board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share of its common stock within two days prior to any such sale to ensure that such sale will not be below its then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share of its common stock to ensure that such undertaking has not been triggered.

          These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that New Mountain Guardian and NMG LLC are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

          Prior to the completion of this offering, New Mountain Guardian will adopt a dividend reinvestment plan that provides for reinvestment of its distributions on behalf of its stockholders, unless a stockholder elects to receive cash as provided below. As a result, if New Mountain Guardian's board of directors authorizes, and New Mountain Guardian declares, a cash distribution, then New Mountain Guardian's stockholders who have not "opted out" of the dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of New Mountain Guardian's common stock, rather than receiving the cash distributions. Guardian Partners intends to "opt out" of the dividend reinvestment plan. Accordingly, any cash distributions payable to Guardian Partners will not be reinvested in shares of New Mountain Guardian's common stock. In addition, Guardian AIV Holdings does not intend to reinvest any distributions received from NMG LLC in additional common membership units of NMG LLC.

          No action will be required on the part of a registered stockholder to have their cash distributions reinvested in shares of New Mountain Guardian's common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying                                        , the plan administrator and New Mountain Guardian's transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of New Mountain Guardian's common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

          Cash distributions reinvested in additional shares of New Mountain Guardian's common stock will be automatically reinvested by New Mountain Guardian in NMG LLC. New Mountain Guardian intends to primarily use newly issued shares to implement the plan regardless of whether its shares are trading at a premium or discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of New Mountain Guardian's common stock at the close of regular trading on the NYSE on the distribution payment date. Market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, the average of their reported bid and asked prices. If New Mountain Guardian uses newly issued shares to implement the plan, New Mountain Guardian will receive, on a one-for-one basis, additional common membership units of NMG LLC in exchange for cash distributions that are reinvested in shares of New Mountain Guardian's common stock under the dividend reinvestment plan. New Mountain Guardian reserves the right to purchase shares in the open market in connection with its implementation of the plan if either (1) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (2) New Mountain Guardian has advised the plan administrator that since such net asset value was last determined, it has become aware of events that indicate the possibility of a material change in the per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of New Mountain Guardian's common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of New Mountain Guardian's stockholders have been tabulated.

          There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. NMG LLC will pay on New Mountain Guardian's behalf the plan administrator's fees under the plan. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $             transaction fee plus a $             per share brokerage commissions from the proceeds.

          Stockholders who receive distributions in the form of stock generally are subject to the same federal income tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a distribution from New Mountain Guardian will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

          Participants may terminate their accounts under the plan by notifying the plan administrator via its website at                                        , by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at                                        , or by calling the plan administrators at                                        .

          New Mountain Guardian may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by New Mountain Guardian. All correspondence concerning the plan should be directed to the plan administrator by mail at                                        , or by telephone at                                        .

 DESCRIPTION OF NEW MOUNTAIN GUARDIAN'S CAPITAL STOCK

          The following description is based on relevant portions of the Delaware General Corporation Law, New Mountain Guardian's certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law, New Mountain Guardian's certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

 Capital Stock

          New Mountain Guardian's authorized capital stock consists of                          shares of common stock, par value $0.01 per share, of which, immediately after this offering,                          shares will be outstanding, and                          shares preferred stock, par value $0.01, of which no shares are currently outstanding. There is currently no market for New Mountain Guardian's common stock, and we can offer no assurances that a market for New Mountain Guardian's shares will develop in the future. New Mountain Guardian intends to apply to have its common stock listed on the New York Stock Exchange under the ticker symbol "NMTG". No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, New Mountain Guardian's stockholders generally will not be personally liable for our debts or obligations.

          The following are New Mountain Guardian's outstanding classes of securities as of                          , 2010:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by New Mountain Guardian or for Its Account	(4) Amount Outstanding Exclusive of Amount Under Column 3
Common Stock

Common Stock

          Under the terms of New Mountain Guardian's certificate of incorporation, all shares of New Mountain Guardian's common stock will have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of New Mountain Guardian's common stock if, as and when authorized by New Mountain Guardian's board of directors and declared by New Mountain Guardian out of funds legally available therefore. Shares of New Mountain Guardian's common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of New Mountain Guardian's liquidation, dissolution or winding up, each share of its common stock would be entitled to share ratably in all of its assets that are legally available for distribution after it pays all debts and other liabilities and subject to any preferential rights of holders of its preferred stock, if any preferred stock is outstanding at such time. Each share of New Mountain Guardian's common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of New Mountain Guardian's common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of New Mountain Guardian's directors (other than directors to be elected solely by the holders of preferred stock), and holders of less than a majority of such shares will be unable to elect any director.

          New Mountain Guardian's certificate of incorporation will require New Mountain Guardian at all times to reserve and keep available out of its authorized but unissued shares of common stock the number of shares that are issuable upon exchange of all outstanding NMG LLC common membership units held by Guardian AIV Holdings and, if applicable with respect to any common membership units received as payment of the incentive fee, the Investment Advisor.

Preferred Stock

          New Mountain Guardian's certificate of incorporation authorizes its board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by New Mountain Guardian's existing common stockholders. Prior to the issuance of shares of each class or series, the board of directors is required by Delaware law and by New Mountain Guardian's certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of New Mountain Guardian's common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to New Mountain Guardian's common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of NMG LLC's total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance by New Mountain Guardian of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, New Mountain Guardian does not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

          The Delaware General Corporation Law authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breaches of directors' fiduciary duties. New Mountain Guardian's certificate of incorporation will include a provision that eliminates the personal liability of its directors for monetary damages for actions taken as a director, except for liability:

  •
  for breach of duty of loyalty;

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  for acts or omissions not in good faith or involving intentional misconduct or knowing violation of law;

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  under Section 174 of the DGCL (unlawful dividends); or

  •
  for transactions from which the director derived improper personal benefit.

          Under New Mountain Guardian's certificate of incorporation, New Mountain Guardian will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of New Mountain Guardian's directors or officers. So long as New Mountain Guardian is regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

          Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's bylaws, any agreement, a vote of stockholders or otherwise.

          New Mountain Guardian has obtained liability insurance for its officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions;
Anti-Takeover Measures

          Certain provisions of New Mountain Guardian's certificate of incorporation and bylaws, as summarized below, and applicable provisions of the Delaware General Corporation Law and certain other agreements to which New Mountain Guardian is a party may make it more difficult for or prevent an unsolicited third party from acquiring control of New Mountain Guardian or changing its board of directors and management. These provisions may have the effect of deterring hostile takeovers or delaying changes in New Mountain Guardian's control or in its management. These provisions are intended to enhance the likelihood of continued stability in the composition of New Mountain Guardian's board of directors and in the policies furnished by them and to discourage certain types of transactions that may involve an actual or threatened change in New Mountain Guardian's control. The provisions also are intended to discourage certain tactics that may be used in proxy fights. These provisions, however, could have the effect of discouraging others from making tender offers for New Mountain Guardian's shares and, as a consequence, they also may inhibit fluctuations in the market price of New Mountain Guardian's shares that could result from actual or rumored takeover attempts.

          Classified Board; Vacancies; Removal.    The classification of New Mountain Guardian's board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire New Mountain Guardian, or of discouraging a third party from acquiring New Mountain Guardian. New Mountain Guardian's board of directors will be divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of directors.

          New Mountain Guardian's certificate of incorporation provides that, subject to the rights of any holders of preferred stock, any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote a majority of the directors then in office.

          A director may be removed at any time at a meeting called for that purpose, but only for cause and only by the affirmative vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective director.

          Advance Notice Requirements for Stockholder Proposals and Director Nominations.    New Mountain Guardian's bylaws provide that with respect to an annual meeting of stockholders, nominations of person for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the board of directors, (2) pursuant to New Mountain Guardian's notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by or at the director of the board of directors, or (2) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. The purpose of requiring stockholders to give New Mountain Guardian advance notice of nominations and other business is to afford New Mountain Guardian's board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by New Mountain Guardian's board of directors, to inform its stockholders and make recommendations about such qualifications or business, as well as to prove a more orderly procedure for conducting meetings of stockholders. Although New Mountain Guardian's bylaws do not give its board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to New Mountain Guardian and its stockholders.

          Amendments to Certificate of Incorporation and Bylaws.    Delaware's corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation's certificate of incorporation or bylaws, unless a corporation's certificate of incorporation or bylaws requires a greater percentage. New Mountain Guardian's certificate of incorporation permits its board of directors to amend or repeal its bylaws. The bylaws generally can be amended by approval of at least 662/3% of the total number of authorized directors subject to certain exceptions, including provisions relating to the size of New Mountain Guardian's board, and certain actions requiring board approval, which provisions will require the vote of 75% of New Mountain Guardian's board of directors to be amended. The affirmative vote of the holders of at least 662/3% of the shares of New Mountain Guardian's capital stock entitled to vote is required to amend or repeal any of the provisions of New Mountain Guardian's bylaws.

          Calling of Special Meetings by Stockholders.    New Mountain Guardian's certificate of incorporation and bylaws also provide that special meetings of the stockholders may only be called by New Mountain Guardian's board of directors, Chairman, Vice Chairman, Chief Executive Officer or President.

          Section 203 of the Delaware General Corporation Law.    New Mountain Guardian will be subject to the provisions of Section 203 of the Delaware General Corporation Law once it is a public company. In general, the statute prohibits a publicly held Delaware corporation from engaging in a "business combination" with "interested stockholders" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A "business combination" includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to certain exceptions, an "interested stockholder" is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation's voting stock.

          The credit facility also includes change of control provisions that accelerate the indebtedness under the facility in the event of certain change of control events. If certain transactions were engaged in without the consent of the lender, repayment obligations under the credit facility could be accelerated.

SHARES ELIGIBLE FOR FUTURE SALE

          Immediately prior to this offering, there has been no public market for New Mountain Guardian's common stock. Sales of substantial amounts of New Mountain Guardian's unregistered common stock in the public market, including by Guardian Partners or Guardian AIV Holdings, if it exercises its right to exchange all or any portion of its common membership units of NMG LLC for shares of New Mountain Guardian's common stock on a one-for-one basis, or the perception that such sales could occur, could adversely affect the prevailing market price of New Mountain Guardian's common stock and New Mountain Guardian's future ability to raise capital through the sale of its equity securities.

          Upon completion of this offering (after giving effect to the formation transactions and assuming the mid-point of the range set forth on the cover of this prospectus),              shares of New Mountain Guardian's common stock and                    common membership units of NMG LLC will be outstanding (or                    shares of New Mountain Guardian's common stock and                     common membership units of NMG LLC if the underwriters exercise their option to purchase additional shares in full). Of these shares, the                     shares sold in this offering will be freely tradable without restrictions or further registration under the Securities Act, unless those shares are purchased by "affiliates" as that term is defined in Rule 144 under the Securities Act. Restricted securities may be sold in the public market only if registered or if they qualify for an exemption from registration under Rule 144 under the Securities Act. Any shares of New Mountain Guardian's common stock held by Guardian Partners or issued in exchange for common membership units of NMG LLC held by Guardian AIV Holdings or the Investment Advisor, if applicable with respect to any common membership units received as payment of the incentive fee, are not expected to be registered under the Securities Act in connection with this offering. Accordingly, these shares would be eligible for public sale only if registered under the Securities Act or sold in accordance with Rule 144 of the Securities Act. New Mountain Guardian has granted Guardian AIV Holdings, Guardian Partners and their permitted transferees the registration rights described below.

Rule 144

          In general, a person who has beneficially owned restricted shares of New Mountain Guardian's common stock for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of New Mountain Guardian's affiliates at the time of, or at any time during the 90 days preceding, a sale and (ii) New Mountain Guardian is subject to the Exchange Act periodic reporting requirements for at least 90 days before the sale. Persons who have beneficially owned restricted shares or New Mountain Guardian's common stock for at least six months but who are New Mountain Guardian's affiliates at the time of, or any time during the 90 days preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of either of the following:

  •
  1% of the number of shares of New Mountain Guardian's common stock then outstanding, which will equally approximately                     shares immediately after this offering; or

  •
  the average weekly trading volume of New Mountain Guardian's common stock on the NYSE for the four calendar weeks prior to the sale,

provided, in each case, that New Mountain Guardian is subject to the Exchange Act periodic reporting requirements for at least 90 days before the sale. Such sales must also comply with the manner of sale, current public information and notice provisions of Rule 144.

 Registration Rights

          As described in "Formation Transactions and Related Agreements", Guardian AIV Holdings will have the right to exchange all or any portion of its common membership units of NMG LLC for shares of New Mountain Guardian's common stock, on a one-for-one basis, and Guardian Partners will own                           shares of New Mountain Guardian's common stock following this offering. Pursuant to the registration rights agreement described above in "Formation Transactions and Related Agreements", Guardian AIV Holdings and Guardian Partners will have the right, subject to various conditions and limitations, to demand the filing of, and include any registerable securities held by Guardian AIV Holdings and Guardian Partners in, registration statements relating to New Mountain Guardian's common stock, subject to the 180-day lock-up arrangement described below. These registration rights of Guardian AIV Holdings and Guardian Partners could impair the prevailing market price and impair New Mountain Guardian's ability to raise capital by depressing the price at which it could sell its common stock.

Lock-up Agreements

          Each of New Mountain Guardian's officers, directors and Guardian Partners have agreed for a period of 180 days from the date of this prospectus, subject to limited exceptions, not to offer, sell or otherwise dispose of any shares of our common stock, options or warrants to acquire shares of our common stock or securities convertible into shares of our common stock owned by them, except with the prior written consent of Goldman, Sachs & Co. and Wells Fargo Securities, LLC. The 180-day restricted period will be automatically extended if: (1) during the last 17 days of the 180-day restricted period we issue an earnings release or announce material news or a material event; or (2) prior to the expiration of the 180-day restricted period, we announce that we will release earnings results during the 15-day period following the last day of the 180-day period, in which case the restrictions described above will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or material event. Goldman, Sachs & Co. and Wells Fargo Securities, LLC have advised us that they have no present intention to, and have not been advised of any circumstances that would lead it to, grant an early release of this restriction. Goldman, Sachs & Co. and Wells Fargo Securities, LLC may, however, at any time without notice, release all or any portion of the shares subject to these lock-up agreements. Any early waiver of the lock-up agreements may not be accompanied by an advance public announcement by us, could permit sales of a substantial number of shares and could adversely affect the trading price of our shares. Guardian AIV Holdings has also entered into a similar lock-up agreement that prevents the exchange of its common membership units of NMG LLC for up to 180 days after the date of this prospectus, subject to carve outs and an extension in certain circumstances as set forth in "Underwriting".

          In addition, to the extent New Mountain Guardian and NMG LLC receive exemptive relief from the SEC to permit NMG LLC to pay 100%, on or after tax basis, of the incentive fee in common membership units of NMG LLC, any common membership units so received by the Investment Advisor will be subject to a 3-year lock-up agreement. Pursuant to this agreement, one-third of the common membership units received by the Investment Advisor will be released from the lock-up agreement on an annual basis until the expiration of such 3-year lock-up period.

 MATERIAL FEDERAL INCOME TAX CONSIDERATIONS

          The following discussion is a general summary of the material federal income tax considerations applicable to New Mountain Guardian and an investment in shares of New Mountain Guardian's common stock. The discussion is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the "Code", the regulations of the U.S. Department of Treasury promulgated thereunder, which we refer to as the "Treasury regulations", the legislative history of the Code, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the "IRS", (including administrative interpretations and practices of the IRS expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers that requested and received those rulings) and judicial decisions, each as of the date of this prospectus and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. In addition, New Mountain Guardian and NMG LLC have not sought, and will not seek, any ruling from the IRS regarding any matter discussed in this summary, and this summary is not binding on the IRS. Accordingly, there can be no assurance that the IRS will not assert, and a court will not sustain, a position contrary to any of the tax consequences discussed below. This summary does not purport to be a complete description of all the tax aspects affecting New Mountain Guardian, NMG LLC and/or New Mountain Guardian stockholders. For example, this summary does not describe all federal income tax consequences that may be relevant to certain types of stockholders subject to special treatment under federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, partnerships or other pass-through entities and their owners, persons that hold shares of New Mountain Guardian's common stock through a foreign financial institution, persons that hold shares of New Mountain Guardian's common stock through a non-financial foreign entity, Non-U.S. stockholders (as defined below) engaged in a trade or business in the United States or Non-U.S. stockholders entitled to claim the benefits of an applicable income tax treaty, persons who have ceased to be U.S. citizens or to be taxed as resident aliens, persons holding New Mountain Guardian's common stock in connection with a hedging, straddle, conversion or other integrated transaction, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that stockholders hold New Mountain Guardian's common stock as capital assets for federal income tax purposes (generally, assets held for investment) and that all of the parties to the LLC Agreement comply with all of their respective representations, covenants and agreements contained in the LLC Agreement in accordance with their terms. This summary generally does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under federal income tax laws that could result if NMG LLC invested in tax-exempt securities or certain other investment assets.

          A "U.S. stockholder" generally is a beneficial owner of shares of New Mountain Guardian's common stock that is, for federal income tax purposes:

  •
  A citizen or individual resident of the United States;

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  A corporation, or other entity treated as a corporation for federal income tax purposes, created or organized in or under the laws of the United States or any state thereof, including, for this purpose, the District of Columbia;

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  A trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for federal income tax purposes; or

  •
  An estate, the income of which is subject to federal income taxation regardless of its source.

          A "Non-U.S. stockholder" generally is a beneficial owner of shares of New Mountain Guardian's common stock that is not a U.S. stockholder or a partnership (or an entity or arrangement treated as a partnership) for federal income tax purposes.

          If a partnership, or other entity or arrangement treated as a partnership for federal income tax purposes, holds shares of New Mountain Guardian's common stock, the federal income tax treatment of the partnership and each partner generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A stockholder that is a partnership holding shares of New Mountain Guardian's common stock, and each partner in such a partnership, should consult his, her or its own tax advisor with respect to the tax consequences of the purchase, ownership and disposition of shares of New Mountain Guardian's common stock.

          Tax matters are very complicated and the tax consequences to each stockholder of an investment in shares of New Mountain Guardian's common stock will depend on the facts of his, her or its particular situation. Prospective investors should refer to "— Recently Enacted Legislation" below for a description of recently enacted legislation that imposes, effective for payments made after December 31, 2012, a 30% federal withholding tax on payments of distributions on, and the gross proceeds of a sale of, New Mountain Guardian's common stock to a foreign financial institution or non-financial foreign entity, unless various reporting requirements are satisfied (and stockholders may be required to provide certain information in connection with these reporting requirements). You should consult your own tax advisor regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable income tax treaty and the effect of any possible changes in the tax laws.

New Mountain Guardian's Election to be Taxed as a RIC

          New Mountain Guardian intends to elect to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code, commencing with its taxable year ending on December 31, 2010. As a RIC, New Mountain Guardian generally will not pay corporate-level federal income taxes on any income that New Mountain Guardian timely distributes to its stockholders as dividends. Rather, dividends distributed by New Mountain Guardian generally will be taxable to New Mountain Guardian's stockholders, and any net operating losses, foreign tax credits and other tax attributes of New Mountain Guardian generally will not pass through to New Mountain Guardian's stockholders, subject to special rules for certain items such as net capital gains and qualified dividend income recognized by New Mountain Guardian. See "— Taxation of U.S. Stockholders" below.

          To qualify as a RIC, New Mountain Guardian must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify as a RIC, New Mountain Guardian must distribute to its stockholders, for each taxable year, at least 90% of its "investment company taxable income", which is generally its net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").

Taxation of New Mountain Guardian as a RIC

          If New Mountain Guardian:

  •
  qualifies as a RIC; and

  •
  satisfies the Annual Distribution Requirement,

then New Mountain Guardian will not be subject to federal income tax on the portion of its income that it timely distributes (or is deemed to timely distribute) to its stockholders. New Mountain Guardian will be subject to federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its stockholders.

          New Mountain Guardian will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless New Mountain Guardian distributes in a timely manner an amount at least equal to the sum of (1) 98% of its net ordinary income for each calendar year, (2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the "Excise Tax Avoidance Requirement"). While NMG LLC intends to make distributions to its members in each taxable year that will be sufficient for New Mountain Guardian to avoid any federal excise tax on its earnings, there can be no assurance that New Mountain Guardian will be successful in entirely avoiding this tax.

          In order to qualify as a RIC for federal income tax purposes, New Mountain Guardian must, among other things:

  •
  continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

  •
  derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships", or other income derived with respect to New Mountain Guardian's business of investing in such stock or securities (the "90% Income Test"); and

  •
  diversify its holdings so that at the end of each quarter of the taxable year:

  •
  at least 50% of the value of New Mountain Guardian's assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of New Mountain Guardian's assets or more than 10% of the outstanding voting securities of the issuer; and

  •
  no more than 25% of the value of New Mountain Guardian's assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by New Mountain Guardian and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships" (the "Diversification Tests").

          As discussed above in "Formation Transactions and Related Agreements — Holding Company Structure", after completion of the formation transactions and this offering, New Mountain Guardian's sole asset will be its direct ownership of common membership units in NMG LLC, and New Mountain Guardian's only source of cash flow from operations will be distributions from NMG LLC. As discussed below, NMG LLC expects to be treated for federal income tax purposes as a partnership in each taxable year (or portion thereof) during which NMG LLC has at least two members. Accordingly, for such purposes, New Mountain Guardian will take into account in each such taxable year (or portion thereof) its allocable share of NMG LLC's items of income, gain, loss, deduction and credit, subject to the discussion in "— Investment in NMG LLC" below. If New Mountain Guardian becomes NMG LLC's sole member, NMG LLC will be treated as a disregarded entity for federal income tax purposes, and New Mountain Guardian will take into account all of NMG LLC's items of income, gain, loss, deduction and credit for such purposes.

          The Code mandates a partnership look-through rule in applying the 90% Income Test to a RIC that holds an interest in a partnership. Therefore, New Mountain Guardian's allocable share of NMG LLC's income will be treated as qualifying income for purposes of the 90% Income Test to the extent that such income would be qualifying income if realized directly by New Mountain Guardian in the same manner as such income was realized by NMG LLC.

          You should be aware that the Code and applicable Treasury regulations do not contain an explicit partnership look-through rule for purposes of the Diversification Tests. However, analogous provisions in the tax law, general principles of partnership taxation and the purpose and intention of the tax laws governing RICs support partnership look-through treatment for this purpose. In addition, in Revenue Procedure 2001-57 (the "Revenue Procedure"), the IRS provided a safe harbor for a typical "master-feeder" structure pursuant to which a RIC that invests in an investment partnership (similar to NMG LLC) will be treated for purposes of the Diversification Tests as if the RIC directly invested in the assets held by such partnership, determined in accordance with the RIC's percentage ownership of the capital interests in such partnership, if the RIC meets certain requirements. Most importantly, the Revenue Procedure requires that, except as required by Section 1.704-3 of the Treasury regulations, the RIC's allocable share of each item of the partnership's income, gain, loss, deduction, and credit is proportionate to the RIC's percentage ownership of the capital interests in the partnership (the "Proportionate Allocation Requirement"). Although New Mountain Guardian will not satisfy all of the requirements of the Revenue Procedure, New Mountain Guardian will satisfy the Proportionate Allocation Requirement, which appears to be the main substantive requirement of the Revenue Procedure. The Revenue Procedure reflects the administrative interpretations of the IRS in rulings that have been issued to other taxpayers and the IRS's administrative practice in other revenue procedures. However, such administrative interpretations and practice do not constitute official precedent that is binding on a court or the IRS. Accordingly, although there is no authority directly applicable to New Mountain Guardian and thus the matter is not free from doubt, it is expected that New Mountain Guardian will be treated as if it directly invested in its pro rata share of the assets held by NMG LLC for purposes of the Diversification Tests. Nevertheless, there can be no assurance that the IRS will not successfully assert that New Mountain Guardian does not meet the Diversification Tests because it is unable to look to NMG LLC's assets for purposes of the Diversification Tests. In that case, New Mountain Guardian would fail to qualify as a RIC and thus become subject to corporate-level federal income tax (and any applicable state and local taxes).

          Subject to the foregoing, it is intended (1) that NMG LLC will be operated in a manner that enables New Mountain Guardian to satisfy the 90% Income Test and the Diversification Tests on a look-through basis, and (2) that the distributions made by NMG LLC will be sufficient to enable New Mountain Guardian to satisfy the Annual Distribution Requirement, thereby enabling New Mountain Guardian to qualify and maintain its status as a RIC. However, no assurance can be given in this regard.

          Any underwriting fees incurred in connection with the issuance of common stock by New Mountain Guardian are not deductible for federal income tax purposes. For federal income tax purposes, New Mountain Guardian will include in its taxable income its allocable share of certain amounts that NMG LLC has not yet received in cash. For example, if NMG LLC holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), New Mountain Guardian must include in its taxable income in each year its allocable share of the portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by NMG LLC in the same taxable year. New Mountain Guardian may also have to include in its taxable income its allocable share of other amounts that NMG LLC has not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because New Mountain Guardian's allocable share of such original issue discount or other amounts accrued will be included in New Mountain Guardian's investment company taxable income for the year of accrual and before NMG LLC receives any corresponding cash payments, New Mountain Guardian may be required to make a distribution to its stockholders in order to satisfy the Annual Distribution Requirement, even though New Mountain Guardian will not have received any corresponding distribution from NMG LLC.

          Accordingly, NMG LLC may need to sell some of NMG LLC's assets at times and/or at prices that NMG LLC would not consider advantageous, New Mountain Guardian or NMG LLC may need to raise additional equity or debt capital or NMG LLC may need to forego new investment opportunities or otherwise take actions that are disadvantageous to NMG LLC's business (or be unable to take actions that are advantageous to NMG LLC's business) to enable NMG LLC to make distributions to its members that will be sufficient to enable New Mountain Guardian to satisfy the Annual Distribution Requirement. If NMG LLC or New Mountain Guardian is unable to obtain cash from other sources to enable New Mountain Guardian to satisfy the Annual Distribution Requirement, New Mountain Guardian may fail to qualify for the federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level federal income tax (and any applicable state and local taxes).

          If NMG LLC uses debt financing, NMG LLC may be prevented by financial covenants from making distributions to NMG LLC's members in certain circumstances. Limits on NMG LLC's distributions to its members may prevent New Mountain Guardian from satisfying the Annual Distribution Requirement and, therefore, may jeopardize New Mountain Guardian's qualification for taxation as a RIC, or subject New Mountain Guardian to the 4% federal excise tax.

          Although NMG LLC does not presently expect to do so, NMG LLC may borrow funds and sell assets in order to make distributions to its members that are sufficient for New Mountain Guardian to satisfy the Annual Distribution Requirement. However, under the 1940 Act, NMG LLC is not permitted to make distributions to NMG LLC's members while NMG LLC's debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation — Senior Securities". Moreover, NMG LLC's ability to dispose of assets may be limited by (1) the illiquid nature of NMG LLC's portfolio and/or (2) other requirements relating to New Mountain Guardian's status as a RIC, including the Diversification Tests. If NMG LLC disposes of assets in order for New Mountain Guardian to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, NMG LLC may make such dispositions at times that, from an investment standpoint, are not advantageous.

          A RIC is limited in its ability to deduct expenses in excess of its "investment company taxable income" (which is, generally, ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses). If New Mountain Guardian's expenses in a given year exceed New Mountain Guardian's investment company taxable income, New Mountain Guardian would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to its stockholders. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC's investment company taxable income, but may carry forward such losses, and use them to offset capital gains, for eight years. Due to these limits on the deductibility of expenses and net capital losses, New Mountain Guardian may for tax purposes have aggregate taxable income for several years that New Mountain Guardian is required to distribute and that is taxable to its stockholders even if such income is greater than the aggregate net income New Mountain Guardian actually earned during those years. Because New Mountain Guardian will be a holding company, New Mountain Guardian will only be able to make such required distributions on its common stock from distributions received from NMG LLC. Such distributions to New Mountain Guardian may be made from NMG LLC's cash assets or by liquidation of NMG LLC's investments, if necessary. NMG LLC may recognize gains or losses from such liquidations. In the event NMG LLC recognizes net capital gains from such transactions, New Mountain Guardian will be required to take into account its allocable share of such net capital gains (subject to the discussion in "— Investment in NMG LLC" below) and, consequently, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

 Failure of New Mountain Guardian to Qualify as a RIC

          If New Mountain Guardian fails to qualify for treatment as a RIC, New Mountain Guardian would be subject to federal income tax on all of its taxable income at regular corporate rates (and also will be subject to any applicable state and local taxes), regardless of whether New Mountain Guardian makes any distributions to its stockholders. Distributions would not be required. Any such distributions made in taxable years beginning before January 1, 2011 would be taxable to its stockholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the 15% maximum rate applicable to non-corporate taxpayers to the extent of New Mountain Guardian's current or accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of New Mountain Guardian's current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain.

          Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, New Mountain Guardian could be subject to tax on any unrealized net built-in gains in the assets held by New Mountain Guardian during the period in which New Mountain Guardian failed to qualify as a RIC that are recognized within the subsequent 10 years, unless New Mountain Guardian made a special election to pay corporate-level federal income tax on such built-in gain at the time of New Mountain Guardian's requalification as a RIC. New Mountain Guardian may decide to be taxed as a regular corporation even if New Mountain Guardian would otherwise qualify as a RIC if New Mountain Guardian determines that treatment as a corporation for a particular year would be in its best interests.

Investment in NMG LLC

          As of March 31, 2010, the fair market value of NMG LLC's existing assets was estimated to exceed their adjusted tax basis for federal income tax purpose by approximately $63.2 million (such excess is referred to herein as the "built-in gains"). As discussed in more detail below, the structure resulting from the formation transactions is designed to generally prevent New Mountain Guardian from recognizing taxable income in respect of the built-in gains in our existing assets (determined as of the cutoff date) with the result that any distributions made to New Mountain Guardian's stockholders that are attributable to such built-in gains generally will not be treated as taxable dividends.

Taxation of NMG LLC

          A partnership (other than a publicly traded partnership taxable as a corporation) is not subject to tax as an entity for federal income tax purposes. Rather, the partners of the partnership are allocated their allocable share of the items of income, gain, loss, deduction and credit of the partnership, and are potentially subject to tax thereon, without regard to whether the partners receive any distributions from the partnership. Generally, an entity with two or more members formed as a partnership or limited liability company under state law will be treated as a partnership for federal income tax purposes unless the entity specifically elects to be taxable as a corporation. It is expected that NMG LLC will be treated for federal income tax purposes as a partnership for so long as NMG LLC has at least two members because NMG LLC was formed as a limited liability company under state law and will not elect to be taxable as a corporation.

          However, an entity that would otherwise be classified as a partnership for federal income tax purposes may nonetheless be taxable as a corporation if it is a "publicly traded partnership". A partnership would be treated as a publicly traded partnership if its interests are traded on an established securities market or are readily tradable on a secondary market or a substantial equivalent thereof, within the meaning of applicable Treasury regulations. The LLC Agreement contains certain limitations on transfers and redemptions of its common membership units which are intended to cause NMG LLC to qualify for an exemption from being a publicly traded partnership under one or more of the safe harbors contained in the applicable Treasury regulations. Accordingly, it is not expected that NMG LLC will be treated as a publicly traded partnership taxable as a corporation. Nevertheless, if for any reason NMG LLC were taxable as a corporation, New Mountain Guardian would be treated as owning, as its sole asset, interests in a corporation. Consequently, New Mountain Guardian would be unable to satisfy the Diversification Tests which, in turn, would prevent New Mountain Guardian from qualifying as a RIC. See "— Failure of New Mountain Guardian to Qualify as a RIC" for a discussion of the effect of New Mountain Guardian's failure to meet the Diversification Tests for a taxable year. In addition, NMG LLC's income would be subject to corporate federal income tax.

          This entire discussion (including the discussion above under "Taxation of New Mountain Guardian as a RIC") assumes that NMG LLC will be treated as a partnership that is not a publicly traded partnership taxable as a corporation in each taxable year (or portion thereof) during which NMG LLC has at least two members.

Allocations of Income, Gain, Loss, Deduction and Credit

          The LLC Agreement provides that, except as required by Section 704(c) of the Code and Section 1.704-3 of the Treasury regulations (discussed below), items of income, gain, loss, deduction and credit will be allocated to the members of NMG LLC, including New Mountain Guardian, in proportion to the number of outstanding common membership units in NMG LLC held by each such member. It is expected that the allocations of these items provided for in the LLC Agreement will comply with the requirements regarding partnership allocations of Section 704(b) of the Code and the Treasury regulations. If the IRS were to determine that the allocations did not so comply, these items would be reallocated in accordance with the partners' interest in the partnership.

Tax Allocations With Respect to Certain Assets

          Under Section 704(c) of the Code and Section 1.704-3 of the Treasury regulations, income, gain, loss and deduction attributable to an appreciated or depreciated asset that is contributed to a partnership in exchange for an interest in the partnership, or is attributable to an asset of the partnership that has been revalued on the books of the partnership, must be allocated in a manner so that the contributing partner, or the partners that held an interest in the partnership at the time of such revaluation, are allocated the tax gain or loss attributable to the unrealized gain or unrealized loss in the asset at the time of such contribution or revaluation. The amount of the unrealized gain or unrealized loss generally is equal to the difference (i.e., the book-tax difference) between the fair market value and the adjusted tax basis of the relevant asset at the time of contribution or revaluation, as adjusted from time to time. These allocations are designed so that the taxable gain or loss on an asset contributed or revalued is allocated to the partners that earned such gain or loss for economic purposes. These allocations are solely for federal income tax purposes and do not affect the book capital accounts or other economic or legal arrangements among the partners.

          For federal income tax purposes, Guardian AIV and Guardian Partners contributed assets with built-in gains to NMG LLC in exchange for common membership units in NMG LLC in connection with the formation transactions. In certain circumstances, book-tax differences may arise as a result of a revaluation of NMG LLC's assets, including in connection with contributions by New Mountain Guardian to NMG LLC of distributions reinvested by New Mountain Guardian's stockholders under New Mountain Guardian's dividend reinvestment plan. The LLC Agreement requires that allocations attributable to these assets be made in a manner consistent with Section 704(c) of the Code and Section 1.704-3 of the Treasury regulations.

          Consequently, it is expected that the built-in gains (determined as of the cutoff date) attributable to the assets contributed by Guardian AIV to NMG LLC, when recognized by NMG LLC for federal income tax purposes, either (i) will be allocated to Guardian AIV Holdings (and not New

Mountain Guardian) or (ii) will be allocated to New Mountain Guardian to the extent attributable to common membership units New Mountain Guardian acquired from Guardian AIV Holdings in exchange for shares of New Mountain Guardian's common stock, but such allocations to New Mountain Guardian will be offset as a result of upward adjustments in New Mountain Guardian's share of NMG LLC's tax basis in those assets (as discussed below). Similarly, it is expected that the built-in gains (determined as of the cutoff date) attributable to the assets that were contributed by Guardian Partners to NMG LLC, when recognized by NMG LLC for federal income tax purposes, will be allocated to New Mountain Guardian, but such allocations will be offset as a result of upward adjustments in New Mountain Guardian's share of NMG LLC's tax basis in those assets (as discussed below). Accordingly, it is expected that these allocations and the upward adjustments in New Mountain Guardian's share of NMG LLC's tax basis in its assets (as discussed below) will generally prevent New Mountain Guardian from recognizing taxable income in respect of the built-in gains in our existing assets (determined as of the cutoff date), when such built-in gains are recognized by NMG LLC for federal income tax purposes, with the result that any distributions made to New Mountain Guardian's stockholders that are attributable to such recognized built-in gains generally will not be treated as taxable dividends.

          Section 1.704-3 of the Treasury regulations provides a partnership with a choice of several methods of accounting for book-tax differences. New Mountain Guardian (as the tax matters member of NMG LLC) has not yet decided what method will be used to account for book-tax differences attributable to assets contributed to NMG LLC by Guardian AIV and Guardian Partners. It should be noted that the method selected by New Mountain Guardian may result in a smaller amount of taxable loss being allocated to New Mountain Guardian by NMG LLC as compared to other available methods. Any asset purchased by NMG LLC for cash after admission of New Mountain Guardian to NMG LLC will initially have a tax basis equal to the asset's fair market value and, accordingly, Section 704(c) of the Code will not apply.

Distributions and Constructive Distributions

          Distributions by NMG LLC to New Mountain Guardian generally will not be taxable to New Mountain Guardian. However, New Mountain Guardian will have taxable income in the event that the amount of distributions that New Mountain Guardian receives from NMG LLC, or the amount of any decrease in New Mountain Guardian's share of NMG LLC's indebtedness (any such decrease being considered a constructive cash distribution to New Mountain Guardian), exceeds New Mountain Guardian's adjusted tax basis in its common membership units in NMG LLC. Such taxable income would normally be characterized as capital gain.

          In the event that New Mountain Guardian becomes the sole member of NMG LLC, NMG LLC will cease to be treated as a partnership for federal income tax purposes and will be deemed to liquidate (thereafter being treated as a disregarded entity for federal income tax purposes). It is not expected that New Mountain Guardian would recognize gain or loss as a result of this deemed liquidation, although no assurances can be given in this regard. The rules applicable to determining tax basis in assets received in a liquidating distribution from a partnership could operate to cause New Mountain Guardian's tax basis in such assets to differ from its proportionate share of the tax basis in such assets while held by NMG LLC. This could affect the amount of gain or loss recognized by New Mountain Guardian as a result of the retirement, redemption, sale or other disposition of such assets.

Section 754 Election

          NMG LLC intends to make an election under Section 754 of the Code to adjust the tax basis in its assets, or "inside basis", attributable to a transferee (or deemed transferee) of common membership units in NMG LLC under Section 743(b) of the Code to reflect the purchase price paid (or deemed paid) for such common membership units. The election is irrevocable without the consent of the IRS. The calculations involved in applying the Section 754 election are complex. It is expected that NMG LLC will make such calculations on the basis of its determination as to the value of its assets and other matters.

          It is expected that, as a result of the transfer of common membership units in NMG LLC to New Mountain Guardian by Guardian Partners in connection with the formation transactions, Guardian Partners will make an election to treat the transfer as a taxable transaction in respect of its corporate partners, which represent approximately 98% of Guardian Partners. This election, along with the Section 754 election, is expected to result in an increase (determined at the cutoff date) in New Mountain Guardian's share of NMG LLC's tax basis in the assets that were contributed by Guardian Partners to NMG LLC. This increase in tax basis is expected to offset allocations made to New Mountain Guardian under Section 704(c) of the Code resulting from the recognition of such built-in gains (as discussed above).

          In addition, it is expected that, as a result of an exchange by Guardian AIV Holdings of common membership units in NMG LLC for shares of New Mountain Guardian's common stock, New Mountain Guardian's share of NMG LLC's tax basis in assets that were contributed to NMG LLC by Guardian AIV and have built-in gains as of the time of the exchange will be increased to reflect the value of the shares of New Mountain Guardian's common stock received by Guardian AIV Holdings. This increase in tax basis is expected to offset allocations made after such exchange to New Mountain Guardian under Section 704(c) of the Code resulting from the recognition of such built-in gains (as discussed above).

Tax Matters

          New Mountain Guardian will be NMG LLC's tax matters member. If Guardian AIV owns any common membership units in NMG LLC, directly or indirectly, NMG LLC will generally be prohibited from making tax elections or taking positions on tax issues that it knows or would reasonably be expected to know would harm Guardian AIV Holdings, Guardian AIV or its partners than if such election or position had not been made or taken. Guardian AIV Holdings will also have a consent right over New Mountain Guardian's actions as NMG LLC's tax matters member, including initiating proceedings and extending statutes of limitations, if such action would have a significant adverse effect on Guardian AIV Holdings, Guardian AIV or its partners. In addition, NMG LLC must operate substantially all of its business directly or, subject to compliance with applicable law, through entities treated as partnerships or disregarded entities for federal income tax purposes.

          References in the remainder of this discussion to the tax consequences of New Mountain Guardian investments and activities refer solely to the investments and activities of NMG LLC.

NMG LLC's Investments — General

          Certain of NMG LLC's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause New Mountain Guardian to recognize income or gain without receipt of a corresponding distribution of cash from NMG LLC, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Income Test. NMG LLC intends to monitor its transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.

Passive Foreign Investment Companies

          If NMG LLC purchases shares in a "passive foreign investment company" (a "PFIC"), New Mountain Guardian may be subject to federal income tax on its allocable share of a portion of any "excess distribution" received on, or any gain from the disposition of, such shares even if New Mountain Guardian's allocable share of such income is distributed by it as a taxable dividend to its stockholders. Additional charges in the nature of interest generally will be imposed on New Mountain Guardian in respect of deferred taxes arising from any such excess distribution or gain. If NMG LLC invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, New Mountain Guardian will be required to include in income each year its allocable share of NMG LLC's proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, NMG LLC may be able to elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, New Mountain Guardian will recognize as ordinary income its allocable share of any increase in the value of such shares, and as ordinary loss its allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in its income. Under either election, New Mountain Guardian may be required to recognize in a year income in excess of distributions from PFICs made by NMG LLC to New Mountain Guardian and NMG LLC's proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax. See "— Taxation of New Mountain Guardian as a RIC" above.

Foreign Currency Transactions

          Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time NMG LLC accrues income, expenses or other liabilities denominated in a foreign currency and the time NMG LLC actually collects such income or pays such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

          The remainder of this discussion assumes that New Mountain Guardian qualifies as a RIC for each taxable year.

Taxation of U.S. Stockholders

          The following discussion only applies to U.S. stockholders. Prospective stockholders that are not U.S. stockholders should refer to "— Taxation of Non-U.S. Stockholders" below.

Distributions

          Distributions by New Mountain Guardian generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of New Mountain Guardian's "investment company taxable income" (which is, generally, New Mountain Guardian's net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of New Mountain Guardian's current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent that such distributions paid by New Mountain Guardian in taxable years beginning before January 1, 2011 to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by New Mountain Guardian will generally not be attributable to dividends received by New Mountain Guardian and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions of New Mountain Guardian's net capital gains (which are generally New Mountain Guardian's realized net long-term capital gains in excess of realized net short-term capital losses) made in taxable years beginning before January 1, 2011 and properly designated by New Mountain Guardian as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of New Mountain Guardian's earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

          New Mountain Guardian may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a "deemed distribution". In that case, among other consequences, (i) New Mountain Guardian will pay tax on the retained amount, (ii) each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and (iii) the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by New Mountain Guardian. Because New Mountain Guardian expects to pay tax on any retained net capital gains at the regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder's other federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, New Mountain Guardian must provide written notice to its stockholders prior to the expiration of 60 days after the close of the relevant taxable year. New Mountain Guardian cannot treat any of its investment company taxable income as a "deemed distribution".

          For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, New Mountain Guardian may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If New Mountain Guardian makes such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by New Mountain Guardian in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by its U.S. stockholders on December 31 of the year in which the dividend was declared.

          If an investor purchases shares of New Mountain Guardian's common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

          New Mountain Guardian will send to each of its U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions from New Mountain Guardian generally will be reported to the IRS (including the amount of dividends, if any, that are Qualifying Dividends eligible for the 15% maximum rate). Dividends paid by New Mountain

Guardian generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because New Mountain Guardian's income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

Alternative Minimum Tax

          As a RIC, New Mountain Guardian will be subject to alternative minimum tax, also referred to as "AMT", but any items that are treated differently for AMT purposes must be apportioned between New Mountain Guardian and its U.S. stockholders, and this may affect the U.S. stockholders' AMT liabilities. Although Treasury regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each U.S. stockholder bear to New Mountain Guardian's taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

Dividend Reinvestment Plan

          Under the dividend reinvestment plan, if a U.S. stockholder owns shares of New Mountain Guardian's common stock registered in the U.S. stockholder's own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of New Mountain Guardian's common stock unless the U.S. stockholder opts out of the dividend reinvestment plan by delivering a written notice to the plan administrator prior to the record date of the next dividend or distribution. See "Dividend Reinvestment Plan". Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of New Mountain Guardian's common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

Dispositions

          A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of New Mountain Guardian's common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year; otherwise, any such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of New Mountain Guardian's common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of New Mountain Guardian's common stock may be disallowed if other shares of New Mountain Guardian's common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In general, non-corporate U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses) recognized in taxable years beginning before January 1, 2011, including any long-term capital gain derived from an investment in shares of New Mountain Guardian's common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. The maximum rate on net capital gain for non-corporate U.S. stockholders is scheduled to increase to 20% for taxable years beginning after

December 31, 2010. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their "net investment income", which generally includes net income from interest, dividends, annuities, royalties and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Tax Shelter Reporting Regulations

          Under applicable Treasury regulations, if a U.S. stockholder recognizes a loss with respect to New Mountain Guardian's common stock of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. U.S. stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding

          New Mountain Guardian may be required to withhold federal income tax ("backup withholding"), at a current rate of 28%, from any taxable distribution to a U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) that fails to provide New Mountain Guardian or the distribution paying agent with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies New Mountain Guardian that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

          The following discussion applies only to Non-U.S. stockholders. Whether an investment in shares of New Mountain Guardian's common stock is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in shares of New Mountain Guardian's common stock by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in New Mountain Guardian's common stock.

Distributions; Dispositions

          Subject to the discussion in "— Recently Enacted Legislation" below, distributions of New Mountain Guardian's "investment company taxable income" to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of New Mountain Guardian's current or accumulated earnings and profits, unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment of the Non-U.S. stockholder), New Mountain Guardian will not be required to withhold federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

          However, for taxable years beginning before January 1, 2011, if the proposed legislation discussed below in "— Proposed Legislation" is enacted, certain "interest-related dividends" and "short-term capital gain dividends" paid by New Mountain Guardian to certain Non-U.S. stockholders will be eligible for an exemption from the 30% federal withholding tax provided that certain requirements are satisfied and that New Mountain Guardian elects to follow certain procedures. It is uncertain whether New Mountain Guardian will follow such procedures if such pending legislation is enacted. Interest-related dividends generally are dividends derived from certain interest income earned by New Mountain Guardian that would not be subject to the 30% federal withholding tax if earned by Non-U.S. stockholders directly. Short-term capital gain dividends generally are dividends derived from the excess of New Mountain Guardian's net short-term capital gains over net long-term capital losses. No assurance can be given as to whether this exemption from withholding tax will apply to taxable years beginning on or after January 1, 2010 or, if this exemption is applicable to any such years, whether any of New Mountain Guardian's distributions will be designated as eligible for this exemption.

          Subject to the discussion in "— Recently Enacted Legislation" below, actual or deemed distributions of New Mountain Guardian's net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of New Mountain Guardian's common stock, will not be subject to federal income or withholding tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment of the Non-U.S. stockholder).

          If New Mountain Guardian distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder's allocable share of the tax New Mountain Guardian pays on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return, even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, both distributions (actual or deemed) and gains realized upon the sale of New Mountain Guardian's common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or at a lower rate if provided for by an applicable income tax treaty). Accordingly, investment in shares of New Mountain Guardian's common stock may not be appropriate for a Non-U.S. stockholder.

Dividend Reinvestment Plan

          Under New Mountain Guardian's dividend reinvestment plan, if a Non-U.S. stockholder owns shares of New Mountain Guardian's common stock registered in the Non-U.S. stockholder's own name, the Non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of New Mountain Guardian's common stock unless it opts out of the dividend reinvestment plan by delivering a written notice to the plan administrator prior to the record date of the next dividend or distribution. See "Dividend Reinvestment Plan". If the distribution is a distribution of New Mountain Guardian's investment company taxable income, is not designated by New Mountain Guardian as a short-term capital gain dividend or interest-related dividend, if applicable, and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. stockholder), the amount distributed (to the extent of New Mountain Guardian's current or accumulated earnings and profits) will be subject to withholding of federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in New Mountain Guardian's common stock. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the Non-U.S. stockholder), the full amount of the distribution generally will be reinvested in New Mountain Guardian's common stock and will nevertheless be subject to federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted tax basis in the additional shares of New Mountain Guardian's common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder's account.

Backup Withholding

          A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, will be subject to information reporting and may be subject to backup withholding of federal income tax on taxable distributions unless the Non-U.S. stockholder provides New Mountain Guardian or the distribution paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

          Non-U.S. stockholders should consult their own tax advisors with respect to the federal income and withholding tax consequences, and state, local and foreign tax consequences, of an investment in shares of New Mountain Guardian's common stock.

 Recently Enacted Legislation

          On March 18, 2010, President Obama signed the Hiring Incentives to Restore Employment Act into law. Effective for payments made after December 31, 2012, this law imposes a 30% federal withholding tax on payments of distributions on, and the gross proceeds of a sale of, New Mountain Guardian's common stock to a foreign financial institution or non-financial foreign entity, unless (i) in the case of a foreign financial institution, such institution enters into an agreement with the U.S. government to withhold on certain payments and to collect and provide to the U.S. tax authorities substantial information regarding U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners) and (ii) in the case of a non-financial foreign entity, such entity provides the withholding agent with a certification identifying the direct and indirect U.S. owners of the entity. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes. Stockholders are encouraged to consult with their own tax advisors regarding the possible implications of this recently enacted legislation on their investment in New Mountain Guardian's common stock.

Proposed Legislation

          Legislation proposed in Congress would permit a temporary exemption from the 30% federal withholding tax for "interest-related dividends" and "short-term capital gain dividends" paid by New Mountain Guardian to Non-U.S. stockholders. Other legislation proposed in Congress would levy an excise tax on certain securities transactions, including transactions in stocks, futures, swaps, credit default swaps and options. If enacted, transactions by New Mountain Guardian could be subject to this excise tax. This tax is not proposed to apply to the purchase or sale of an interest in a RIC.

          Proposed legislation may not become law and, if it does, may not become law in its current form. Even if the proposed legislation is enacted, it is unclear what the actual effective date of any such legislation would be.

Certain State, Local and Foreign Tax Matters

          We and New Mountain Guardian's stockholders may be subject to state, local or foreign taxation in various jurisdictions in which we or they transact business, own property or reside. The state, local or foreign tax treatment of us and New Mountain Guardian's stockholders may not conform to the federal income tax treatment discussed above. In particular, NMG LLC's investment in foreign securities may be subject to foreign withholding taxes and NMG LLC may be subject to the New York City Unincorporated Business Tax which is imposed at a 4% rate. The imposition of any such foreign, New York City or other taxes would reduce cash available for distribution to New Mountain Guardian's stockholders, and New Mountain Guardian's stockholders would not be entitled to claim a credit or deduction with respect to such taxes. Prospective investors should consult with their own tax advisors regarding the application and effect of state, local and foreign income and other tax laws on an investment in shares of New Mountain Guardian's common stock.

REGULATION

          New Mountain Guardian and NMG LLC intend to elect to be treated as business development companies under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to investments by a business development company in another investment company and transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than "interested persons", as that term is defined in the 1940 Act. In addition, the 1940 Act provides that New Mountain Guardian and NMG LLC may not change the nature of our business so as to cease to be, or to withdraw their respective elections as, business development companies unless approved by a majority of our outstanding voting securities. The 1940 Act defines "a majority of the outstanding voting securities" as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

          New Mountain Guardian is relying on the provisions of Section 12(d)(1)(E) of the 1940 Act, which requires, among other things, that its investment in NMG LLC be its only asset and that its shareholders are entitled to vote on a "pass-through" basis with NMG LLC's other voting security holders. Under the 1940 Act, the investors in Guardian Partners and Guardian AIV Holdings will likewise be required to pass through voting rights with respect to the election of NMG LLC's directors and other matters requiring a vote of NMG LLC's security holders.

          New Mountain Guardian may, to the extent permitted under the 1940 Act, issue additional equity capital, which would in turn increase the equity capital available to NMG LLC. New Mountain Guardian will generally not be able to issue and sell its common stock at a price below net asset value per share. See "Risk Factors — Risks Relating to Our Business — Regulations governing the operations of business development companies will affect New Mountain Guardian's ability to raise additional equity capital as well as NMG LLC's ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies". New Mountain Guardian may, however, sell its common stock, or warrants, options or rights to acquire its common stock, at a price below the then-current net asset value of its common stock if its board of directors determines that such sale is in its best interests and the best interests of its stockholders, and its stockholders approve such sale. In addition, New Mountain Guardian may generally issue new shares of its common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances. Prior to the completion of this offering, New Mountain Guardian intends to seek stockholder approval to permit it to issue shares of its common stock below net asset value for the first twelve months following the completion of this offering.

          As a business development company, NMG LLC will not generally be permitted to invest in any portfolio company in which the Investment Advisor or any of its affiliates currently have an investment or to make any co-investments with the Investment Advisor or its affiliates without an exemptive order from the SEC. New Mountain Guardian and NMG LLC currently intend to apply for an exemptive order that would permit NMG LLC to co-invest with vehicles managed by the Investment Advisor or its affiliates. In addition, New Mountain Guardian and NMG LLC expect to file an application with the SEC requesting an order exempting NMG LLC from certain reporting requirements mandated by the Exchange Act. New Mountain Guardian and NMG LLC also intend to seek exemptive relief to permit NMG LLC to pay the incentive fee payable to the Investment Advisor in common membership units of NMG LLC which will be exchangeable into shares of New Mountain Guardian's common stock and to treat the receipt of such common membership units as an exempt purchase under Section 16 of the Exchange Act. There can be no assurance that the exemptive relief requested will be granted.

 Qualifying Assets

          Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. Because New Mountain Guardian will have no assets other than its ownership of common membership units of NMG LLC and will have no material long-term liabilities, New Mountain Guardian will look to NMG LLC's assets for purposes of satisfying these requirements. The principal categories of qualifying assets relevant to our business are any of the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

  (a)
  is organized under the laws of, and has its principal place of business in, the United States;

  (b)
  is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

  (c)
  satisfies any of the following:

  (i)
  does not have any class of securities that is traded on a national securities exchange;

  (ii)
  has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

  (iii)
  is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

  (iv)
  is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

  (2)
  Securities of any eligible portfolio company that we control.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and NMG LLC already owns 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  (6)
  Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

          In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

          In order to count portfolio securities as qualifying assets for the purpose of the 70% test, NMG LLC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where NMG LLC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

          Pending investment in other types of "qualifying assets", as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as "temporary investments", so that 70% of NMG LLC's assets are qualifying assets. Typically, NMG LLC will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of NMG LLC's assets that may be invested in such repurchase agreements. However, if more than 25% of NMG LLC's total assets constitute repurchase agreements from a single counterparty, New Mountain Guardian would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, NMG LLC does not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Investment Advisor will monitor the creditworthiness of the counterparties with which NMG LLC enters into repurchase agreement transactions.

Senior Securities

          NMG LLC is permitted, under specified conditions, to issue multiple classes of debt and one class of membership units senior to its common membership units if NMG LLC's asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, New Mountain Guardian and NMG LLC must make provisions to prohibit any distribution to their stockholders or members, as applicable, or the repurchase of such securities or shares unless NMG LLC meets the applicable asset coverage ratios at the time of the distribution or repurchase. NMG LLC may also borrow amounts up to 5% of the value of its total assets for temporary or emergency purposes without regard to its asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors — Risks Relating to Our Business — Regulations governing the operations of business development companies will affect New Mountain Guardian's ability to raise additional equity capital as well as NMG LLC's ability to issue senior securities or borrow for investment purposes, any or all of which could have a negative effect on our investment objectives and strategies" and "— NMG LLC will borrow money, which could magnify the potential for gain or loss on amounts invested in us and increase the risk of investing in us".

Code of Ethics

          New Mountain Guardian and NMG LLC have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by New Mountain Guardian or NMG LLC so long as such investments are made in accordance with the code's requirements. We have attached this code of ethics as an exhibit to this registration statement. You may also read and copy the code of ethics at the SEC's Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090, and copies of the code of ethics may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov. In addition, the code of ethics is available on the SEC's Internet site at http://www.sec.gov.

 Compliance Policies and Procedures

          New Mountain Guardian, NMG LLC and the Investment Advisor have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and New Mountain Guardian and NMG LLC are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. New Mountain Guardian's and NMG LLC's chief compliance officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

          NMG LLC has delegated its proxy voting responsibility to the Investment Advisor. The proxy voting policies and procedures of the Investment Advisor are set forth below. (The guidelines are reviewed periodically by the Investment Advisor and NMG LLC's non-interested directors, and, accordingly, are subject to change).

Introduction

          As an investment advisor registered under the Advisers Act, the Investment Advisor has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

          These policies and procedures for voting proxies for the investment advisory clients of the Investment Advisor are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

          The Investment Advisor will vote proxies relating to our securities in the best interest of its clients' stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although the Investment Advisor will generally vote against proposals that may have a negative impact on its clients' portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

          The proxy voting decisions of the Investment Advisor are made by the senior officers who are responsible for monitoring each of its clients' investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how the Investment Advisor intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy voting records

          You may obtain information, without charge, regarding how NMG LLC voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 787 7th Avenue, 48th Floor, New York, NY 10019.

Other

          New Mountain Guardian and NMG LLC will be periodically examined by the SEC for compliance with the 1940 Act.

          New Mountain Guardian and NMG LLC are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as business development companies, New Mountain Guardian and NMG LLC will be prohibited from protecting any director or officer against any liability to New Mountain Guardian, or its stockholders, or NMG LLC or its members, arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

          Upon the closing of this offering, New Mountain Guardian and NMG LLC will be subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items, unless and until NMG LLC obtains exemptive relief from the SEC. In addition, New Mountain Guardian and NMG LLC are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect New Mountain Guardian and NMG LLC. For example:

  •
  pursuant to Rule 13a-14 of the Exchange Act, the chief executive officer and chief financial officer of New Mountain Guardian and NMG LLC will be required to certify the accuracy of the financial statements contained in their respective periodic reports;

  •
  pursuant to Item 307 of Regulation S-K, New Mountain Guardian's and NMG LLC's periodic reports will be required to disclose their respective conclusions about the effectiveness of their disclosure controls and procedures;

  •
  pursuant to Rule 13a-15 of the Exchange Act, beginning for the fiscal year ending December 31, 2011, New Mountain Guardian's and NMG LLC's management will be required to prepare a report regarding their assessment of their respective internal control over financial reporting and will be required to obtain an audit of the effectiveness of internal control over financial reporting performed by their independent registered public accounting firm as of December 31, 2011; and

  •
  pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, New Mountain Guardian's and NMG LLC's periodic reports will be required to disclose whether there were significant changes in their respective internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

          The Sarbanes-Oxley Act requires New Mountain Guardian and NMG LLC to review their current policies and procedures to determine whether they comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. New Mountain Guardian and NMG LLC intend to monitor their compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that they are in compliance therewith.

Fundamental Investment Policies

          Neither our investment objective nor our investment policies are identified as fundamental. Accordingly, our investment objective and policies may be changed by NMG LLC without the approval of its members.

NYSE Corporate Governance Regulations

          The NYSE has adopted corporate governance regulations that listed companies must comply with. Upon the closing of this offering, New Mountain Guardian intends to be in compliance with such corporate governance listing standards applicable to business development companies. New Mountain Guardian intends to monitor its compliance with all future listing standards and to take all necessary actions to ensure that it is in compliance therewith.

UNDERWRITING

          New Mountain Guardian, NMG LLC and the underwriters named below have entered into an underwriting agreement with respect to the shares being offered. Subject to certain conditions, each underwriter has severally agreed to purchase the number of shares indicated in the following table. Goldman, Sachs & Co. and Wells Fargo Securities, LLC are the representatives of the underwriters.

Underwriters	Number of Shares
Goldman, Sachs & Co.
Wells Fargo Securities, LLC

Total

          The underwriters are committed to take and pay for all of the shares being offered, if any are taken, other than the shares covered by the option described below unless and until this option is exercised.

          If the underwriters sell more shares than the total number set forth in the table above, the underwriters have an option to buy up to an additional                          shares from New Mountain Guardian. They may exercise that option for 30 days. If any shares are purchased pursuant to this option, the underwriters will severally purchase shares in approximately the same proportion as set forth in the table above.

          The following table shows the per share and total underwriting discounts and commissions (sales load) to be paid to the underwriters by NMG LLC. Such amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase                          additional shares. This offering will conform with the requirements set forth in Financial Industry Regulatory Authority Rule 2310. In compliance with such requirements, the underwriting discounts and commissions in connection with the sale of securities will not exceed 10% of gross proceeds of this offering.

	No Exercise	Full Exercise
Per Share	$	$
Total	$	$

          Shares sold by the underwriters to the public will initially be offered at the initial public offering price set forth on the cover of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $             per share from the initial public offering price. If all the shares are not sold at the initial public offering price, the representatives may change the offering price and the other selling terms. The offering of the shares by the underwriters is subject to receipt and acceptance and subject to the underwriters' right to reject any order in whole or in part.

          New Mountain Guardian, each of its officers, directors, and Guardian Partners have agreed with the underwriters, subject to certain exceptions, not to dispose of or hedge any shares of New Mountain Guardian's common stock or securities convertible into or exchangeable for shares of New Mountain Guardian's common stock during the period from the date of this prospectus continuing through the date 180 days after the date of this prospectus, except with the prior written consent of Goldman, Sachs & Co. and Wells Fargo Securities, LLC. Guardian AIV Holdings has also entered into a similar lock-up agreement that prevents the exchange of its common membership units of NMG LLC for up to 180 days after the date of this prospectus, subject to carve outs and an extension in certain circumstances. See "Shares Eligible for Future Sale" for a discussion of certain transfer restrictions.

          The 180-day restricted period described in the preceding paragraph will be automatically extended if: (1) during the last 17 days of the 180-day restricted period New Mountain Guardian issues an earnings release or announce material news or a material event; or (2) prior to the expiration of the 180-day restricted period, New Mountain Guardian announces that it will release earnings results during the 15-day period following the last day of the 180-day period, in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release of the announcement of the material news or material event.

          At New Mountain Guardian's request, the underwriters have reserved up to         % of the shares for sale at the initial public offering price to persons who are directors, officers or employees, or who are otherwise associated with New Mountain through a directed share program. The number of shares available for sale to the general public will be reduced by the number of directed shares purchased by participants in the program. Except for certain participants who have entered into lock-up agreements as contemplated in the immediately preceding two paragraphs, each person buying shares through the directed share program has agreed that, for a period of 180 days from the date of this prospectus, he or she will not, without the prior written consent of the representatives, dispose of or hedge any shares or any securities convertible into or exchangeable for New Mountain Guardian's common stock with respect to shares purchased in the program. For certain participants purchasing shares through the directed share program, the lock-up agreements contemplated in the immediately preceding two paragraphs shall govern with respect to their purchases. The representatives in their sole discretion may release any of the securities subject to these lock-up agreements at any time without notice. Any directed shares not purchased will be offered by the underwriters to the general public on the same basis as all other shares offered. New Mountain Guardian and NMG LLC have agreed to indemnify the underwriters against certain liabilities and expenses, including liabilities under the Securities Act, in connection with sales of the directed shares.

          Prior to the offering, there has been no public market for the shares. The initial public offering price has been negotiated among New Mountain Guardian and the representatives. Among the factors to be considered in determining the initial public offering price of the shares, in addition to prevailing market conditions, will be estimates of the business potential and earnings prospects of New Mountain Guardian and NMG LLC, an assessment of New Mountain Guardian's and NMG LLC's management and the consideration of the above factors in relation to market valuation of companies in related businesses.

          New Mountain Guardian intends to apply to list its common stock on the New York Stock Exchange under the symbol "NMTG". In order to meet one of the requirements for listing its shares of common stock on the New York Stock Exchange, the underwriters have undertaken to sell 100 or more shares of New Mountain Guardian's common stock to a minimum of 400 beneficial holders.

          In connection with the offering, the underwriters may purchase and sell shares of common stock in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. "Covered" short sales are sales made in an amount not greater than the underwriters' option to purchase additional shares from us in the offering. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase additional shares pursuant to the option granted to them. "Naked" short sales are any sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of common stock made by the underwriters in the open market prior to the completion of the offering.

          The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

          Purchases to cover a short position and stabilizing transactions, as well as other purchases by the underwriters for their own account, may have the effect of preventing or retarding a decline in the market price of the company's stock, and together with the imposition of the penalty bid, may stabilize, maintain or otherwise affect the market price of the common stock. As a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on the New York Stock Exchange, in the over-the-counter market or otherwise.

          The underwriters do not expect sales to discretionary accounts to exceed five percent of the total number of shares offered.

          We estimate that New Mountain Guardian's share of the total expenses of the offering, excluding underwriting discounts and commissions, will be approximately $              million. NMG LLC will pay all of the expenses incurred by New Mountain Guardian in connection with this offering.

          New Mountain Guardian has agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act of 1933.

          The underwriters and their respective affiliates are full-service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the underwriters and their respective affiliates may, from time to time, perform various financial advisory and investment banking services for the company, for which they will receive customary fees and expenses. In particular, certain affiliates of Wells Fargo Securities, LLC are agents and lenders under NMG LLC's credit facility.

          In the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and may at any time hold long and short positions in such securities and instruments. Such investment and securities activities may involve securities and instruments of the issuer.

          The principal business address of Goldman, Sachs & Co. is 200 West Street, New York, NY 10282 and the principal business address of Wells Fargo Securities, LLC is 375 Park Avenue, New York, New York 10152.

          Each of the underwriters may arrange to sell common shares offered hereby in certain jurisdictions outside the United States, either directly or through affiliates, where they are permitted to do so. In that regard, Wells Fargo Securities, LLC may arrange to sell shares in certain jurisdictions through an affiliate, Wells Fargo Securities International Limited, or WFSIL. WFSIL is a wholly-owned indirect subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo

Securities, LLC. WFSIL is a U.K. incorporated investment firm regulated by the Financial Services Authority. Wells Fargo Securities is the trade name for certain corporate and investment banking services of Wells Fargo & Company and its affiliates, including Wells Fargo Securities, LLC and WFSIL.

European Economic Area

          In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a Relevant Member State), each underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the Relevant Implementation Date) it has not made and will not make an offer of shares to the public in that Relevant Member State prior to the publication of a prospectus in relation to the shares which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of shares to the public in that Relevant Member State at any time:

          (a)     to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

          (b)     to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;

          (c)     to fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior consent of the representative for any such offer; or

          (d)     in any other circumstances which do not require the publication by the Issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

          For the purposes of this provision, the expression an "offer of shares to the public" in relation to any shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the shares to be offered so as to enable an investor to decide to purchase or subscribe the shares, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

United Kingdom

          Each underwriter has represented and agreed that:

          (a)     it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the shares in circumstances in which Section 21(1) of the FSMA would not, if the Issuer was not an authorized person, apply to the Issuer; and

          (b)     it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the shares in, from or otherwise involving the United Kingdom.

Switzerland

          This document does not constitute a prospectus within the meaning of Art. 652a of the Swiss Code of Obligations. The shares of common stock may not be sold directly or indirectly in or into Switzerland except in a manner which will not result in a public offering within the meaning of the Swiss Code of Obligations. Neither this document nor any other offering materials relating to the shares of common stock may be distributed, published or otherwise made available in Switzerland except in a manner which will not constitute a public offer of the shares of common stock in Switzerland.

Hong Kong

          The shares may not be offered or sold by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), or (ii) to "professional investors" within the meaning of the Securities and Futures Ordinance (Cap.571, Laws of Hong Kong) and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a "prospectus" within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), and no advertisement, invitation or document relating to the shares may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to shares which are or are intended to be disposed of only to persons outside Hong Kong or only to "professional investors" within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

Singapore

          This prospectus has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the shares may not be circulated or distributed, nor may the shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the "SFA"), (ii) to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

          Where the shares are subscribed or purchased under Section 275 by a relevant person which is: (a) a corporation (which is not an accredited investor) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (b) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor, shares, debentures and units of shares and debentures of that corporation or the beneficiaries' rights and interest in that trust shall not be transferable for 6 months after that corporation or that trust has acquired the shares under Section 275 except: (1) to an institutional investor under Section 274 of the SFA or to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA; (2) where no consideration is given for the transfer; or (3) by operation of law.

Japan

          The securities have not been and will not be registered under the Financial Instruments and Exchange Law of Japan (the Financial Instruments and Exchange Law) and each underwriter has agreed that it will not offer or sell any securities, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

          Our portfolio securities are held under a custody agreement by                                        . The address of the custodian is:                                        .                                         will act as New Mountain Guardian's transfer agent, distribution paying agent and registrar. The principal business address of the transfer agent is                                        , telephone number:                                         .

BROKERAGE ALLOCATION AND OTHER PRACTICES

          Since NMG LLC intends to generally acquire and dispose of our investments in privately negotiated transactions, we expect that it will infrequently use brokers in the normal course of its business. Subject to policies established by NMG LLC's board of directors, the Investment Advisor is primarily responsible for the execution of the publicly-traded securities portion of NMG LLC's portfolio transactions and the allocation of brokerage commissions. The Investment Advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While the Investment Advisor will generally seek reasonably competitive trade execution costs, NMG LLC will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Advisor may select a broker based partly upon brokerage or research services provided to the Investment Advisor and NMG LLC and any other clients. In return for such services, NMG LLC may pay a higher commission than other brokers would charge if the Investment Advisor determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

          Certain legal matters regarding the shares of common stock offered hereby will be passed upon for us by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York and the validity of the common stock will be passed upon for the underwriters by Sutherland Asbill & Brennan LLP, Washington, DC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The financial statements as of and for the year ended December 31, 2009 and as of December 31, 2008 and for the period from October 29, 2008 (Commencement of Operations) to December 31, 2008, and the related information as of December 31, 2009 included in the Senior Securities table included in this Prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement. Such financial statements and information as of December 31, 2009 included in the Senior Securities table have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 2 World Financial Center, New York, New York, 10281.

AVAILABLE INFORMATION

          New Mountain Guardian has filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the shares of common stock offered by this prospectus. The registration statement contains additional information about New Mountain Guardian and the shares of common stock being offered by this prospectus.

          Upon completion of this offering, New Mountain Guardian will file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by New Mountain Guardian with the SEC, which are available on the SEC's website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549. This information will also be available free of charge by contacting us at 787 7th Avenue, 48th Floor, by telephone at (212) 720-0300, or on our website at http://www.newmountainguardian.com that we expect to establish upon completion of this offering.

 PRIVACY NOTICE

          We are committed to protecting your privacy. This privacy notice explains our privacy policies. This notice supersedes any other privacy notice you may have received from us.

          We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

          We do not share this information with any non-affiliated third party except as described below.

  •
  Authorized Employees of the Investment Advisor. It is our policy that only authorized employees of the Investment Advisor who need to know your personal information will have access to it.

  •
  Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

  •
  Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

INDEX TO FINANCIAL STATEMENTS

Page
INTERIM COMBINED FINANCIAL STATEMENTS:
Combined Statements of Assets, Liabilities and Capital as of March 31, 2010 (unaudited) and December 31, 2009	F-2
Combined Schedule of Investments as of March 31, 2010 (unaudited)	F-3
Combined Schedule of Investments as of December 31, 2009	F-5
Combined Statements of Operations for the three months ended March 31, 2010 (unaudited) and March 31, 2009 (unaudited)	F-7
Combined Statements of Changes in Capital for the three months ended March 31, 2010 (unaudited) and March 31, 2009 (unaudited)	F-8
Combined Statements of Cash Flows for the three months ended March 31, 2010 (unaudited) and March 31, 2009 (unaudited)	F-9
Notes to the Combined Financial Statements for the three months ended March 31, 2010 and March 31, 2009 (unaudited)	F-10
AUDITED COMBINED FINANCIAL STATEMENTS:
Report of Independent Registered Public Accounting Firm	F-19
Combined Statements of Assets, Liabilities and Capital as of December 31, 2009 and December 31, 2008	F-20
Combined Schedule of Investments as of December 31, 2009	F-21
Combined Schedule of Investments as of December 31, 2008	F-23
Combined Statements of Operations for the year ended December 31, 2009 and from October 29, 2008 (commencement of operations) to December 31, 2008	F-24
Combined Statements of Changes in Capital for the year ended December 31, 2009 and from October 29, 2008 (commencement of operations) to December 31, 2008	F-25
Combined Statements of Cash Flows for the year ended December 31, 2009 and from October 29, 2008 (commencement of operations) to December 31, 2008	F-26
Notes to the Combined Financial Statements for the year ended December 31, 2009 and from October 29, 2008 (commencement of operations) to December 31, 2008	F-27

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.

Combined Statements of Assets, Liabilities and Capital

	March 31, 2010	December 31, 2009
	(unaudited)
Assets
Investments, at fair value (cost $220,912,430 and $253,814,364 respectively)	$284,814,721	$320,522,648
Cash and cash equivalents	22,859,624	4,110,193
Receivable from unsettled securities sold	15,720,857	5,124,622
Prepaid fees and expenses	17,749	—
Interest receivable	628,942	798,762
Other assets	38,534	1,407

Total assets	$324,080,427	$330,557,632

Liabilities
Credit facility	$67,144,837	$77,744,675
Payable for unsettled securities purchased	4,820,500	12,232,265
Interest payable	483,009	417,726
Other liabilities	390,816	329,604
Payable to affiliates	166,006	392,679

Total liabilities	73,005,168	91,116,949
Capital	251,075,259	239,440,683

Total liabilities and capital	$324,080,427	$330,557,632

The accompanying notes are an integral part of these combined financial statements.

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.

Combined Schedule of Investments (unaudited)
March 31, 2010

Portfolio Company, Location and Industry	Type of Investment	Interest Rate and Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Capital
Canada
Mega Brands, Inc
Consumer Products	Common stock(2)	N/A	2,596,851	$961,278	$1,240,555	0.49%

Total common stock investments				961,278	1,240,555	0.49%

United States
RGIS Services LLC
Business Services	First lien(5)	2.79% (Base Rate + 2.50%), due 4/30/2014	$35,673,092	21,219,172	33,800,256
	First lien(1)	Commitment expires 4/30/2013	5,000,000	(2,850,000)	(437,600)

			40,673,092	18,369,172	33,362,656	13.29%

Managed Health Care Associates, Inc.
Healthcare Services	First lien(5)	3.50% (Base Rate + 3.25%), due 8/1/2014	22,607,775	16,823,200	20,120,920
	Second lien	6.75% (Base Rate + 6.50%), due 2/1/2015	15,000,002	10,743,216	12,599,999

			37,607,777	27,566,416	32,720,919	13.03%

CDW Corporation
Distribution	First lien(5)	4.23% (Base Rate + 4.00%), due 10/10/2014	23,882,433	19,771,474	21,016,541	8.37%
First Data Corporation
Business Services	First lien(5)	3.03% (Base Rate + 2.75%), due 9/24/2014	23,696,202	16,794,149	20,990,551	8.36%
Attachmate Corporation
Software	Second lien	7.04% (Base Rate + 6.75%), due 10/13/2013	22,500,000	16,172,122	19,125,000	7.62%
Brock Holdings
Industrial Services	First lien(5)	2.50% (Base Rate + 1.89%), due 2/26/2014	18,873,478	15,085,204	16,718,750	6.66%
Laureate Education, Inc.
Education	First lien(5)	3.50% (Base Rate + 3.25%), due 8/15/2014	17,300,030	11,599,496	16,084,219	6.41%
Intralinks Holdco
Software	Subordinated	13.00%, due 6/15/2015	18,313,822	9,017,178	15,108,902	6.02%
CRC Health Corporation
Healthcare Facilities	First lien(5)	2.54% (Base Rate + 2.25%), due 2/6/2013	14,399,246	10,668,818	13,697,283	5.46%
Brand Energy & Infrastructure Services, Inc.
Industrial Services	First lien(5)	3.56% (Base Rate + 3.25%), due 2/7/2014	4,988,699	3,389,431	4,800,066
	First lien(5)	0.31%, due 2/7/2014	2,626,906	1,609,901	2,337,947
	Second lien	6.28% (Base Rate + 6.00%), due 2/7/2015	6,000,000	2,975,887	5,437,500

			13,615,605	7,975,219	12,575,513	5.01%

Merrill Communications LLC
Business Services	First lien(5)	8.50% (Base Rate + 6.50%), due 12/22/2012	11,421,788	8,796,276	10,579,432	4.21%
Catalent Pharma Solutions, Inc. (f.k.a. Cardinal Health)
Healthcare Products	First lien(5)	2.50% (Base Rate + 2.25%), due 4/10/2014	13,281,367	10,050,148	12,445,744
	First lien(1)	Commitment expires 4/10/2013	15,000,000	(6,350,000)	(2,250,000)

			28,281,367	3,700,148	10,195,744	4.06%

Kronos, Inc.
Software	First lien(1)	Commitment expires 6/11/2013	4,198,500	(629,775)	(430,346)
	Second lien	6.04% (Base Rate + 5.75%), due 6/11/2015	10,700,000	7,759,785	10,104,813

			14,898,500	7,130,010	9,674,467	3.85%

The accompanying notes are an integral part of these combined financial statements.

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.

Combined Schedule of Investments (unaudited) — (Continued)
March 31, 2010

Portfolio Company, Location and Industry	Type of Investment	Interest Rate and Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Capital
PODS Holdco
Consumer Services	Subordinated	16.64%, due 12/23/2015	$10,000,000	$8,361,839	$8,450,000	3.37%
Mach Gen, LLC
Power Generation	Second lien	7.76% (Base Rate + 7.50%), due 2/22/2015	10,506,862	7,666,774	7,953,695	3.17%
Alion Science & Technology Corporation(3)
Federal Services	First lien	12.00%, due 11/1/2014	6,000,000	5,850,677	6,105,000	2.43%
Sheridan Holdings, Inc.
Healthcare Services	First lien(5)	2.50% (Base Rate + 2.25%), due 6/13/2014	5,659,863	4,078,562	5,369,795	2.14%
Stratus Technologies, Inc.(4)
Information Technology	First lien	12.00%, due 3/29/2015	5,000,000	4,820,500	4,820,500	1.92%
ATI Enterprises Inc. (f.k.a. Ability Acquisitions, Inc)
Education	First lien(5)	8.25% (Base Rate + 5.99%), due 12/30/2014	4,488,750	4,315,711	4,387,753	1.75%
LVI Services, Inc
Industrial Services	First lien	9.25% (Base Rate + 6.00%), due 11/16/2011	5,201,865	3,823,934	3,758,348	1.50%
Berry Plastics Group, Inc.
Packaging	First lien(5)	2.26% (Base Rate + 2.00%), due 4/3/2015	3,908,502	2,768,925	3,691,091	1.47%
Physiotherapy Associates, Inc.
Healthcare Facilities	First lien(5)	7.50% (Base Rate + 4.25%), due 6/28/2013	4,375,021	3,328,162	3,478,143	1.39%
Datatel, Inc
Software	Second lien	10.25% (Base Rate + 8.25%), due 12/9/2016	2,000,000	1,961,076	2,050,000	0.82%
Sabre, Inc.
Information Technology	First lien(5)	2.25% (Base Rate + 2.00%), due 9/30/2014	1,981,786	1,544,310	1,841,739	0.73%
Education Management Corporation
Education	First lien(1)	Commitment expires 6/1/2012	3,000,000	(1,215,000)	(181,875)	(0.07)%

Total debt investments			347,585,989	219,951,152	283,574,166	112.94%

Total investments				$220,912,430	$284,814,721	113.44%

(1)
Par Value amounts represent the undrawn portion of revolving credit facilities. Cost amounts represent the cash received at settlement date increased for paydowns at par minus the purchase price.

(2)
Reported in USD (locally denominated in Canadian dollars)

(3)
Includes 1 warrant per 1,000 12% senior secured notes. Warrants are not detachable as of period end.

(4)
Contains 103,050 ordinary shares and 23,450 preferred shares. Shares are not detachable as of period end.

(5)
The credit facility is collateralized by the indicated investments.

The accompanying notes are an integral part of these combined financial statements.

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.

Combined Schedule of Investments
December 31, 2009

Portfolio Company, Location and Industry	Type of Investment	Interest Rate and Maturity Date	Principal Amount or Par Value	Cost	Fair Value	Percent of Capital
United States
RGIS Services LLC
Business Services	First lien(3)	2.77% (Base Rate + 2.50%), due 4/30/2014	$42,401,155	$24,856,121	$37,339,517
	First lien(1)	Commitment expires 4/30/2013	5,000,000	(2,850,000)	(801,225)

			47,401,155	22,006,121	36,538,292	15.26%

Managed Health Care Associates, Inc.
Healthcare Services	First lien(3)	3.49% (Base Rate + 3.25%), due 8/1/2014	22,607,775	16,573,280	20,120,920
	Second lien	6.74% (Base Rate + 6.50%), due 2/1/2015	15,000,000	10,606,416	11,325,000

			37,607,775	27,179,696	31,445,920	13.13%

Brand Energy & Infrastructure Services, Inc.
Industrial Services	First lien(3)	2.56% (Base Rate + 2.25%), due 2/7/2014	9,908,492	6,792,468	9,227,283
	First lien(3)	3.56% (Base Rate + 3.25%), due 2/7/2014	11,290,356	7,427,605	10,542,369
	First lien(3)	0.31%, due 2/7/2014	2,626,906	1,557,038	2,364,216
	Second lien	6.31% (Base Rate + 6.00%), due 2/7/2015	6,000,000	2,924,345	5,017,501

			29,825,754	18,701,456	27,151,369	11.34%

Kronos, Inc.
Software	First lien(3)	2.25% (Base Rate + 2.00%), due 6/11/2014	14,003,302	10,784,508	13,268,129
	First lien(1)	commitment expires 6/11/2013	4,198,500	(629,775)	(535,308)
	Second lien	6.00% (Base Rate + 5.75%), due 6/11/2015	10,700,000	7,679,027	9,416,000

			28,901,802	17,833,760	22,148,821	9.25%

First Data Corporation
Business Services	First lien(3)	3.00% (Base Rate + 2.75%), due 9/24/2014	23,756,962	16,525,978	21,135,035	8.83%
CRC Health Corporation
Healthcare Facilities	First lien(3)	2.50% (Base Rate + 2.25%), due 2/6/2013	22,664,733	16,474,148	20,568,245	8.59%
CDW Corporation
Distribution	First lien(3)	4.23% (Base Rate + 4.00%), due 10/10/2014	21,942,591	17,949,214	18,968,579	7.92%
Attachmate Corporation
Software	Second lien	7.00% (Base Rate + 6.75%), due 10/13/2013	22,500,000	15,897,869	18,450,000	7.71%
Brock Holdings
Industrial Services	First lien(3)	2.32% (Base Rate + 1.96%), due 2/26/2014	18,873,478	14,892,436	15,712,170	6.56%
Laureate Education, Inc.
Education	First lien(3)	3.53% (Base Rate + 3.25%), due 8/15/2014	17,344,259	11,399,671	15,533,952	6.49%
Catalent Pharma Solutions, Inc. (f.k.a. Cardinal Health)
Healthcare Products	First lien(3)	2.48% (Base Rate + 2.25%), due 4/10/2014	13,315,510	9,910,051	11,368,117
	First lien(1)	Commitment expires 4/10/2013	15,000,000	(6,350,000)	(2,625,000)
	Subordinated(2)	9.75%, due 4/15/2017	8,914,370	2,578,986	6,574,347

			37,229,880	6,139,037	15,317,464	6.40%

The accompanying notes are an integral part of these combined financial statements.

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.

Combined Schedule of Investments (Continued)
December 31, 2009

Portfolio Company, Location and Industry	Type of Investment	Interest Rate and Maturity Date	Principal Amount or Par Value	Cost	Fair Value	Percent of Capital
Sheridan Holdings, Inc.
Healthcare Services	First lien(3)	2.50% (Base Rate + 2.25%), due 6/13/2014	$15,674,451	$10,862,969	$14,420,495	6.02%
Intralinks Holdco
Software	Subordinated	13.00%, due 6/15/2015	18,313,821	8,883,957	11,354,569	4.74%
Merrill Communications LLC
Business Services	First lien(3)	8.50% (Base Rate + 6.50%), due 12/22/2012	11,421,788	8,625,678	9,151,708	3.82%
Ability Acquisitions, Inc
Education	First lien	8.25% (Base Rate + 5.00%), due 12/30/2014	4,500,000	4,320,000	4,387,500
	Subordinated	13.25% (Base Rate + 10.00%), due 12/29/2015	4,500,000	4,410,000	4,410,000

			9,000,000	8,730,000	8,797,500	3.67%

Mach Gen, LLC
Power Generation	Second lien	7.76% (Base Rate + 7.50%), due 2/20/2015	10,311,269	7,385,760	7,016,819	2.93%
Berry Plastics Group, Inc.
Packaging	First lien(3)	2.25% (Base Rate + 2.00%), due 4/3/2015	7,918,575	5,591,155	6,911,435	2.89%
Mega Brands, Inc
Consumer Products	First lien	9.75% (Base Rate + 6.25%), due 7/26/2012	11,744,042	6,266,503	6,165,622	2.58%
Brickman Group, Ltd.
Maintenance services	First lien(3)	2.25% (Base Rate + 2.00%), due 1/23/2014	4,238,030	3,859,285	4,008,468	1.67%
Physiotherapy Associates, Inc.
Healthcare Facilities	First lien	7.50% (Base Rate + 4.25%), due 6/28/2013	4,387,521	3,278,242	3,283,327	1.37%
LVI Services, Inc
Industrial Services	First lien	9.25% (Base Rate + 6.00%), due 11/16/2011	4,354,396	3,046,874	2,830,358	1.18%
Datatel, Inc
Software	Second lien	10.25% (Base Rate + 8.25%), due 12/9/2016	2,000,000	1,960,143	2,030,000	0.85%
Sabre, Inc.
Information Technology	First lien(3)	2.49% (Base Rate + 2.25%), due 9/30/2014	2,000,000	1,539,412	1,822,500	0.76%
Education Management Corporation
Education	First lien(1)	Commitment expires 6/1/2012	3,000,000	(1,215,000)	(240,000)	(0.10)%

			$412,412,282	$253,814,364	$320,522,648	133.86%

(1)
Par Value amounts represent the undrawn portion of revolving credit facilities. Cost amounts represent the cash received at settlement date increased for paydowns at par minus the purchase price.

(2)
Reported in USD (locally denominated in Euros)

(3)
The credit facility is collateralized by the indicated investments.

The accompanying notes are an integral part of these combined financial statements.

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.

Combined Statements of Operations (unaudited)

	Three Months Ended
	March 31, 2010	March 31, 2009
Investment income
Interest income	$8,888,188	$2,734,587
Other income	188,742	175,180

Total investment income	9,076,930	2,909,767

Expenses
Management fee, net	17,749	—
Interest expense	580,740	—
Administrative costs	212,586	—
Professional fees	52,035	22,500
Other expenses	5,614	4,015

Total expenses	868,724	26,515

Net investment income	8,208,206	2,883,252
Realized gains on investments	20,943,779	1,468,739
Net change in unrealized appreciation (depreciation) of investments	(2,805,993)	25,915,945

Net income	$26,345,992	$30,267,936

The accompanying notes are an integral part of these combined financial statements.

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.

Combined Statements of Changes in Capital (unaudited)

	Three Months Ended
	March 31, 2010	March 31, 2009
Capital at beginning of period	$239,440,683	$30,353,903
Contributions	9,491,014	126,619,203
Distributions	(24,202,430)	—
Net investment income	8,208,206	2,883,252
Realized gains on investments	20,943,779	1,468,739
Net change in unrealized appreciation (depreciation) of investments	(2,805,993)	25,915,945

Capital at end of period	$251,075,259	$187,241,042

The accompanying notes are an integral part of these combined financial statements.

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.

Combined Statements of Cash Flows (unaudited)

	Three Months Ended
	March 31, 2010	March 31, 2009
Cash flows from operating activities
Net income	$26,345,992	$30,267,936
Adjustments to reconcile net income to net cash provided by operating activities:
Purchase of investments	(21,891,611)	(119,491,870)
Proceeds from sales and paydowns of investments	80,282,687	4,106,280
Cash received for purchase of undrawn portion of revolving credit facility	—	3,329,429
Amortization of purchase discount	(4,349,770)	(1,469,920)
Realized gains on investments	(20,943,779)	(1,468,739)
Net change in unrealized (appreciation) depreciation of investments	2,805,993	(25,915,945)
Non-cash interest	(195,593)	—
Increase in receivable from unsettled securities sold	(10,596,235)	(2,587,154)
Decrease / (Increase) in interest receivable	169,820	(312,858)
Increase in other assets	(54,876)	—
Increase in prepaid interest	—	(34,722)
Decrease in payable for unsettled securities purchased	(7,411,765)	(11,050,806)
Increase in interest payable	65,283	—
Decrease in payable to affiliates	(226,673)	—
Increase in other liabilities	61,212	22,500

Net cash flows provided by/(used in) operating activities	44,060,685	(124,605,869)

Cash flows from financing activities
Contributions	9,491,014	126,619,203
Distributions	(24,202,430)	—
Repayment of credit facility	(11,408,000)	—
Proceeds from credit facility	808,162	—

Net cash flows provided by/(used in) financing activities	(25,311,254)	126,619,203

Net increase in cash and cash equivalents	18,749,431	2,013,334
Cash and cash equivalents at the beginning of the period	4,110,193	189,469

Cash and cash equivalents at the end of the period	$22,859,624	$2,202,803

The accompanying notes are an integral part of these combined financial statements.

NOTES TO THE COMBINED FINANCIAL STATEMENTS (unaudited)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
for the three months ended March 31, 2010 and March 31, 2009

1. Formation and Business Purposes

          New Mountain Guardian (Leveraged), L.L.C. ("NMG (Leveraged)" or the "LLC") is a Delaware limited liability company formed on October 29, 2008 as an investment vehicle for New Mountain Guardian AIV, L.P. ("NMG AIV" or the "Partnership"). NMG AIV is the sole member of NMG (Leveraged). NMG AIV was formed by New Mountain Partners III, L.P. ("NMP III") as an alternative investment vehicle to invest in Permitted Debt Investments pursuant to the NMP III Second Amended and Restated Partnership Agreement, Amendment #2 passed by a majority of the limited partners. New Mountain Guardian Debt Funding, L.L.C. ("NMG DF") is a Delaware limited liability company formed on October 9, 2009 as an investment vehicle for the LLC.

          New Mountain Guardian Partners, L.P. ("NMGP" or the "Partnership") is a Delaware limited partnership formed on February 20, 2009 to achieve long-term capital appreciation through debt and debt-related investments. The General Partner of the Partnership is New Mountain Guardian GP, L.L.C. (the "General Partner"), a Delaware limited liability company. New Mountain Guardian Partners (Leveraged), L.L.C. ("NMGP Leveraged") and New Mountain Guardian Partners Debt Funding, L.L.C. ("NMGP DF") are both Delaware limited liability companies that were formed on October 9, 2009 as investment vehicles for the Partnership. The sole limited partner of NMGP is New Mountain Guardian Partners (Cayman), L.P. ("NMGP Cayman").

          NMG (Leveraged) is the sole member of NMG DF. NMGP is the sole member of NMGP Leveraged and NMGP Leveraged is the sole member of NMGP DF. NMG (Leveraged) and NMGP are combined in these financial statements. As used herein, references to the "Combined Entities" refers to the combined NMG (Leveraged) and NMGP. These have been combined as they are under common control and management.

2. Summary of Significant Accounting Policies

          On July 1, 2009, the Financial Accounting Standards Board (the "FASB") issued the FASB Accounting Standards Codification (the "Codification"). The Codification is effective for interim and annual periods ending after September 15, 2009 and is the source, along with guidance issued by the Securities and Exchange Commission, of authoritative U.S. accounting and reporting standards for nongovernmental entities. The Codification is a major restructuring of accounting and reporting standards designed to simplify user access to all authoritative accounting principles generally accepted in the United States of America by providing the authoritative literature in a topically organized structure.

          Basis of accounting — The combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. All intercompany transactions have been eliminated. Revenues are recognized when earned and expenses when incurred. Realized gains and losses are determined on the specific identification method.

          Investments — The Combined Entities account for their investments in accordance with the Fair Value and Disclosures Topic of the Codification ("ASC 820") (formerly, FASB Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements), which defines fair value, establishes a framework for measuring fair value, and requires enhanced disclosures about fair value measurements. In accordance with ASC 820, investments are reflected on the Combined Statements of Assets, Liabilities and Capital at fair value, with changes in unrealized gains and losses resulting from changes in fair value reflected in the Combined Statements of Operations as "Net change in unrealized appreciation (depreciation) of investments." Fair value is the amount that

NOTES TO THE COMBINED FINANCIAL STATEMENTS (unaudited) — (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
for the three months ended March 31, 2010 and March 31, 2009

2. Summary of Significant Accounting Policies (Continued)

would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

          The Combined Entities engage a third-party pricing service, Reuters/LPC, in order to independently quote the fair values of the debt investments. The Combined Entities will utilize the mean of the mean of the bid and ask (in the case where there is more than one broker quote). In the case where no quote is able to be obtained through the Reuters/LPC pricing service, the Combined Entities will use an alternative independent accredited source. The Combined Entities may corroborate the quoted price with the same or similar transactions that a broker or others have entered into. Management of the Combined Entities is responsible for determining the fair value of the investments.

          The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated.

          Investment transactions are recorded on a trade date basis.

          See note 3, Investments, for further discussion relating to the Combined Entities' investments.

          Contingencies — In the normal course of business, the Combined Entities enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. In addition, under the terms of the LLC Agreement and limited partnership agreement, the Combined Entities have agreed to indemnify Management, its officers, directors, employees, agents or any person who serves on behalf of the Combined Entities from any loss, claim, damage, or liability which such person incurs by reason of his performance of activities of the Combined Entities, provided they acted in good faith. Based on experience, Management expects the risk of loss related to the Combined Entities' indemnifications to be remote.

          Use of estimates — The preparation of the combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

          Receivable from unsettled securities sold — This represents amounts owed to the Combined Entities for securities that were sold prior to the period end, but not yet settled as of the period end.

          Payable for unsettled securities purchased — This represents amounts owed by the Combined Entities for securities that were purchased prior to the period end, but not yet settled as of the period end.

          Interest income — Interest income, including accretion of discount, is recorded on an accrual basis. Interest income also includes interest earned from cash on hand.

          Other income — Other income represents delayed compensation and miscellaneous fees received from borrowers. Delayed compensation is income earned from a counterparty on trades that do not settle within a set number of business days after trade date.

NOTES TO THE COMBINED FINANCIAL STATEMENTS (unaudited) — (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
for the three months ended March 31, 2010 and March 31, 2009

2. Summary of Significant Accounting Policies (Continued)

          Interest expense — Interest expense is recorded on an accrual basis and includes interest owed on loans payable.

          Income taxes — The Combined Entities adopted the Income Taxes topic of the Codification ("ASC 740"), (formerly FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes) on January 1, 2009, which clarifies the accounting for uncertainty in income taxes recognized in an entity's financial statements, and prescribes a recognition threshold and measurement attribute for financial statement recognition and measurement of a tax position taken or expected to be taken. Based on its analysis, Management has determined that the adoption of ASC 740 did not have a material impact to the Combined Entities' combined financial statements.

          The Combined Entities recognize tax-related interest and penalties, if applicable, as a component of income tax expense. For the periods ended March 31, 2010 and March 31, 2009, no such amounts were recognized. The 2008 and 2009 tax years of the Combined Entities remain subject to examination by the U.S. Federal, state, and local tax authorities.

          The assets, liabilities, investment income, and expenses of the Combined Entities are recorded on the federal income tax returns of NMG AIV, of which NMG (Leveraged) is a wholly owned subsidiary, and NMGP.

          NMG (Leveraged) is a single member limited liability company which is disregarded for federal, state, and local income tax purposes. Each partner of NMGP is individually responsible for reporting income or loss, to the extent required by the federal and state income tax laws and regulations, based upon its respective share of the Partnership's income and expense as reported for income tax purposes. Accordingly, income taxes have not been provided for in the accompanying combined financial statements.

          Cash and cash equivalents — The Combined Entities consider cash and cash equivalents to be cash and short-term, highly liquid investments with original maturities of three months or less. As of March 31, 2010, the cash balance also contains approximately 2,061,718 Euros converted at the Bloomberg published spot rate at March 31, 2010.

          Carried interest — Carried Interest is comprised of two amounts. First, amounts on unrealized appreciation and interest income are allocated to the General Partner of NMGP on the assumption that the Partnership ceased operations on March 31, 2010 and liquidated its investments at the current valuation. In this hypothetical scenario the General Partner would be due these amounts on the distribution of proceeds raised from the liquidation. The second amount is any actual distribution of Carried Interest made during the reporting period. The General Partner received no distributions of carried interest in 2010, but was allocated $125,056 of unrealized Carried Interest. No carried interest was paid or allocated to the General Partner for the three months ended March 31, 2009 and NMG (Leveraged) does not have any allocations or payments of Carried Interest as it is structured as a limited liability company. Carried Interest is allocated and paid from NMG AIV.

          Fair value of financial instruments — Assets and liabilities which qualify as financial instruments under FASB Accounting Standards Codification Topic 825 ("ASC 825"), (formerly SFAS No. 107, Disclosures about Fair Value of Financial Instruments), are carried at fair value or contractual amounts approximating fair value.

NOTES TO THE COMBINED FINANCIAL STATEMENTS (unaudited) — (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
for the three months ended March 31, 2010 and March 31, 2009

2. Summary of Significant Accounting Policies (Continued)

          Foreign securities — Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Combined Entities do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with "Net change in unrealized appreciation (depreciation) of investments" and "Realized gains on investments" in the Combined Statements of Operations.

          Recent accounting pronouncements — In January 2010, the FASB issued Accounting Standards Update No. 2010-06 ("ASU 2010-06"), Improving Disclosures about Fair Value Measurements, which, among other things, amends ASC 820 to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e., to present such items on a gross basis rather than on a net basis), and which clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value for measurements that fall within either Level 2 or Level 3 of the fair value hierarchy. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements (which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years). Management is currently assessing the impact that the adoption of ASU 2010-06 will have on the Combined Entities' combined financial statement disclosures.

3. Investments

          The Combined Entities account for their investments in accordance with ASC 820, (formerly SFAS No. 157, Fair Value Measurements), which defines fair value, establishes a framework for measuring fair value, and requires enhanced disclosures about fair value measurements. ASC 820 established a fair value hierarchy which prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily-available actively quoted prices or for which fair value can be measured from actively-quoted prices in an orderly market will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

          Investments measured and reported at fair value are classified and disclosed in one of the following categories (from highest to lowest) based on inputs:

            Level I — Quoted prices (unadjusted) are available in active markets for identical investments that the Combined Entities have the ability to access as of the reporting date. The type of investments which would generally be included in Level I include listed equity securities and listed derivatives. As required by ASC 820, the Combined Entities, to the extent that they hold such investments, do not adjust the quoted price for these investments, even in situations where the Combined Entities hold a large position and a sale could reasonably impact the quoted price.

NOTES TO THE COMBINED FINANCIAL STATEMENTS (unaudited) — (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
for the three months ended March 31, 2010 and March 31, 2009

3. Investments (Continued)

            Level II — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I. Fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in this category include publicly-traded securities with restrictions on disposition.

            Level III — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation by Management. The types of investments which would generally be included in this category include debt and equity securities issued by private entities.

          In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to the fair value measurement. The Combined Entities' assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

          The following table summarizes the levels in the fair value hierarchy that the Combined Entities' Portfolio Investments fall into as of March 31, 2010:

	Total	Level I	Level II	Level III
Publicly traded investments	$284,814,721	$1,240,555	$283,574,166	$—

          The following table summarizes the levels in the fair value hierarchy that the Combined Entities' Portfolio Investments fall into as of December 31, 2009:

	Total	Level I	Level II	Level III
Publicly traded investments	$320,522,648	$—	$320,522,648	$—

          At March 31, 2010 investments consisted of the following:

	Cost	Fair Value
First lien	$155,293,275	$202,744,257
Second lien	47,278,860	57,271,007
Subordinated	17,379,017	23,558,902
Common stock	961,278	1,240,555

Total investments	$220,912,430	$284,814,721

NOTES TO THE COMBINED FINANCIAL STATEMENTS (unaudited) — (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
for the three months ended March 31, 2010 and March 31, 2009

3. Investments (Continued)

	Cost	Fair Value
Business Services	$43,959,597	$64,932,639
Consumer Products	961,278	1,240,555
Consumer Services	8,361,839	8,450,000
Distribution	19,771,474	21,016,541
Education	14,700,207	20,290,097
Federal Services	5,850,677	6,105,000
Healthcare Facilities	13,996,980	17,175,426
Healthcare Products	3,700,148	10,195,744
Healthcare Services	31,644,978	38,090,714
Industrial Services	26,884,357	33,052,611
Information Technology	6,364,810	6,662,239
Packaging	2,768,925	3,691,091
Power Generation	7,666,774	7,953,695
Software	34,280,386	45,958,369

Total investments	$220,912,430	$284,814,721

          At December 31, 2009 investments consisted of the following:

	Cost	Fair Value
First lien	$191,487,861	$244,928,412
Second lien	46,453,560	53,255,320
Subordinated	15,872,943	22,338,916

Total investments	$253,814,364	$320,522,648

	Cost	Fair Value
Business Services	$47,157,777	$66,825,035
Consumer Products	6,266,503	6,165,622
Distribution	17,949,214	18,968,579
Education	18,914,671	24,091,452
Healthcare Facilities	19,752,390	23,851,572
Healthcare Products	6,139,037	15,317,464
Healthcare Services	38,042,665	45,866,415
Industrial Services	36,640,766	45,693,897
Information Technology	1,539,412	1,822,500
Maintenance services	3,859,285	4,008,468
Packaging	5,591,155	6,911,435
Power Generation	7,385,760	7,016,819
Software	44,575,729	53,983,390

Total investments	$253,814,364	$320,522,648

          Investment risk factors — The Combined Entities seek investment opportunities that offer the possibility of attaining substantial capital appreciation. Certain events particular to each industry in

NOTES TO THE COMBINED FINANCIAL STATEMENTS (unaudited) — (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
for the three months ended March 31, 2010 and March 31, 2009

3. Investments (Continued)

which the Combined Entities' investments conduct their operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Combined Entities' investments and/or on the fair value of the Combined Entities' investments.

          Due to the continuing economic slowdown, there has been a lower volume of purchase and sale transactions across all industries, which has limited the amount of observable inputs available to management in estimating the fair value of the Combined Entities' investments.

          Certain of the Combined Entities' investments are denominated in foreign currencies that may be negatively affected by movements in the rate of exchange between the United States dollar and such foreign currencies.

          The above events are beyond the control of the Combined Entities and cannot be predicted. Furthermore, the ability to liquidate investments and realize value is subject to uncertainties. There may also be risk associated with the concentration of investments in one geographic region or in certain industries.

          During the period ended March 31, 2010, the Combined Entity entered into a $20 million commitment to provide bridge financing to SSILuxCo II S.à r.l. This commitment is fully unfunded as of March 31, 2010. We believe the possibility of funding is remote and have therefore excluded the investment and any underlying liability on the Combined Statement of Assets, Liabilities and Capital. As of March 31, 2010 and December 31, 2009, the Combined Entities have unfunded commitments on revolving credit facilities of $27,198,500, which are disclosed on the Combined Schedules of Investments.

4. Allocations of Distributions and Profits and Losses

          Items of income, expense, gain, and loss of NMG (Leveraged) are allocated to its sole member NMG AIV. In accordance with the Partnership Agreement of NMGP, Distributable Cash attributable to any portfolio investment shall initially be apportioned among the General Partner and NMGP Cayman in proportion to their sharing percentages with respect to that portfolio investment. Except as otherwise provided in the Partnership Agreement, the amount apportioned to the General Partner shall be distributed to the General Partner. The amount apportioned to NMGP Cayman shall be distributed as follows:

  (a)
  First, 100% to NMGP Cayman until the cumulative amount distributed to NMGP Cayman pursuant to this clause is equal to the sum of (i) the aggregate Capital Contributions of NMGP Cayman used to fund the acquisition cost of such Portfolio Investment and of each Portfolio Investment previously disposed of and the amount of NMGP Cayman's Net Unrealized Loss at such time, and (ii) the aggregate Capital Contributions of NMGP Cayman used to fund Organizational Expenses and Fund Expenses that at the time of such distribution are apportioned pursuant to the Portfolio Investments (or portions thereof) described in clause (a)(i) above at such time;

  (b)
  Second, 100% to NMGP Cayman until the cumulative amount distributed to NMGP Cayman is sufficient to provide NMGP Cayman with interest at the rate of 8% per annum, compounded annually, on (i) the Capital Contributions described in clause (a)(i) above (computed from the dates the Partnership acquires the Portfolio Investments described

NOTES TO THE COMBINED FINANCIAL STATEMENTS (unaudited) — (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
for the three months ended March 31, 2010 and March 31, 2009

4. Allocations of Distributions and Profits and Losses (Continued)

    therein) and (ii) the Capital Contributions described in clause (a)(ii) above (computed from the due dates specified in the applicable Drawdown Notices);

  (c)
  Third, 100% to the General Partner until the cumulative amount distributed to the General Partner with respect to NMGP Cayman is equal to 10% of the excess of (i) the cumulative amounts distributed to NMGP Cayman and to the General Partner attributable to NMGP Cayman over (ii) the Capital Contributions of NMGP Cayman then described in clause (a) above; and

  (d)
  Fourth, 90% to NMGP Cayman and 10% to the General Partner.

          Distributable Cash resulting from Bridge Financing shall be distributed to the Partners in proportion to the Capital Contributions used to acquire the Bridge Financing.

          Items of income, expense, gain, loss and deduction are allocated to the Partners on the basis of distributions described above.

5. Management of the Combined Entities

          NMG (Leveraged) has appointed New Mountain Capital, L.L.C. ("New Mountain Capital") and NMGP has appointed New Mountain Guardian Advisors, L.L.C. ("New Mountain Guardian Advisors") as the investment advisers and Managers of the Combined Entities. A Management Fee is not charged to NMG (Leveraged), as it is paid to New Mountain Capital by NMP III. A Management Fee is paid by NMGP to New Mountain Guardian Advisors in semi-annual installments on January 1 and July 1 of each year (the "Payment Date"). During the Investment Period, the Management Fee is equal to 0.875% per annum of Capital Commitments of NMGP Cayman and, thereafter, is equal to 0.5% per annum of the Actively Invested Capital of NMGP Cayman as of the relevant Payment Date. The Management Fee is reduced, but not below zero, by (a) Placement fees paid by NMGP Cayman since the preceding Payment Date; (b) 65% of the break-up, transaction and/or monitoring fees received in the preceding year by the Manager and (c) the Partnership's share of organization costs paid in excess of $1 million. Gross management fee for the period January 1, 2010 through March 31, 2010 of $43,750 was reduced by $26,001 relating to transaction fees. No management fee was charged for the period January 1, 2009 through March 31, 2009.

6. Credit Facility

          The Loan and Security Agreement dated October 21, 2009 among NMG (Leveraged) as the Collateral Manager, NMG DF as the borrower, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, is structured as a revolving credit facility and matures on October 21, 2014. The maximum amount of revolving borrowings available under the credit facility is $112.5 million. The outstanding balance of this facility as of March 31, 2010 was $65,224,663. The loan is collateralized by the investments of NMG DF on an investment by investment basis, totaling $185,606,587. NMG DF was in compliance with all of its debt covenants as of March 31, 2010.

          The Loan and Security Agreement dated November 19, 2009 among NMGP Leveraged as the Collateral Manager, NMGP DF as the borrower, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, is structured as a

NOTES TO THE COMBINED FINANCIAL STATEMENTS (unaudited) — (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
for the three months ended March 31, 2010 and March 31, 2009

6. Credit Facility (Continued)

revolving credit facility and matures on October 21, 2014. The maximum amount of revolving borrowings available under this credit facility is $7.5 million. The outstanding balance of this facility as of March 31, 2010 was $1,920,174. The loan is collateralized by the investments of NMGP DF on an investment by investment basis, totaling $5,753,643. The Partnership was in compliance with all of its debt covenants as of March 31, 2010.

          Both borrowings bear interest at a rate of LIBOR plus 3.00% per annum. A commitment fee is also paid, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the credit agreement). Interest expense and commitment fees on the combined undrawn amounts were $580,740 and $60,177, respectively, for the period ended March 31, 2010. The weighted average interest rate for the period ended March 31, 2010 for each facility was 3.2%.

7. Financial Highlights

          Financial highlights are calculated for the Combined Entities as a whole. One of the financial highlights, the Combined Entities' Internal Rate of Return ("IRR"), is calculated by including cash flows since inception and assumes the liquidation value of the Combined Entities is the final cash flow.

IRR at March 31, 2010	82.7%
IRR at December 31, 2009	89.4%
IRR at March 31, 2009	188.9%

          Ratio to Average Capital for the three months ended March 31, 2010:

Expenses, excluding carried interest	0.4%
Carried interest	0.1%

Total expenses and carried interest	0.5%

Net investment income	3.6%

          Ratio to Average Capital for the three months ended March 31, 2009:

Expenses, excluding carried interest	0.0%	*
Carried interest	0.0%	**

Total expenses and carried interest	0.0%	*

Net investment income	3.1%

*
Ratio of expenses to average net assets is an amount less than 0.1%

**
No carried interest was accrued or paid during the three months ended March 31, 2009

8. Subsequent Events

          The Combined Entities adopted the Subsequent Events topic of the Codification, ASC 855 (formerly SFAS No. 165, Subsequent Events). Subsequent events have been evaluated through June 2, 2010, which is the date that these combined financial statements were available to be issued. As a result of the Combined Entities' evaluation, the Combined Entities noted no subsequent events that require adjustment to, or disclosure in, these combined financial statements.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Member of New Mountain Guardian (Leveraged), L.L.C. and
To the Partners of New Mountain Guardian Partners, L.P.

          We have audited the accompanying combined statements of assets, liabilities and capital, including the combined schedules of investments, of New Mountain Guardian (Leveraged), L.L.C. (a limited liability company) and New Mountain Guardian Partners, L.P. (an affiliated partnership) (the "Entities"), both of which are under common control and management, as of December 31, 2009 and 2008, and the related combined statements of operations, changes in capital, and cash flows for the year ended December 31, 2009 and for the period October 29, 2008 (commencement of operations) to December 31, 2008. These financial statements are the responsibility of the Entities' management. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Entities are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Entities' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, such financial statements present fairly, in all material respects, the combined financial position of the Entities as of December 31, 2009 and 2008, the combined results of their operations, their combined changes in capital and their combined cash flows for the year ended December 31, 2009 and for the period October 29, 2008 (commencement of operations) to December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

June 2, 2010

Member of Deloitte Touche Tohmatsu

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.

Combined Statements of Assets, Liabilities and Capital

	December 31, 2009	December 31, 2008
Assets
Investments, at fair value (cost $253,814,364 and $62,886,291 respectively)	$320,522,648	$61,451,164
Cash and cash equivalents	4,110,193	189,469
Receivable from unsettled securities sold	5,124,622	—
Interest receivable	798,762	28,470
Other assets	1,407	—

Total assets	$330,557,632	$61,669,103

Liabilities
Credit facility	$77,744,675	$—
Payable for unsettled securities purchased	12,232,265	31,315,200
Interest payable	417,726	—
Payable to affiliates	392,679	—
Other liabilities	329,604	—

Total liabilities	91,116,949	31,315,200
Capital	239,440,683	30,353,903

Total liabilities and capital	$330,557,632	$61,669,103

The accompanying notes are an integral part of these combined financial statements.

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.

Combined Schedule of Investments
December 31, 2009

Portfolio Company, Location and Industry	Type of Investment	Interest Rate and Maturity Date	Principal Amount or Par Value	Cost	Fair Value	Percent of Capital
United States
RGIS Services LLC
Business Services	First lien(3)	2.77% (Base Rate + 2.50%), due 4/30/2014	$42,401,155	$24,856,121	$37,339,517
	First lien(1)	Commitment expires 4/30/2013	5,000,000	(2,850,000)	(801,225)

			47,401,155	22,006,121	36,538,292	15.26%

Managed Health Care Associates, Inc.
Healthcare Services	First lien(3)	3.49% (Base Rate + 3.25%), due 8/1/2014	22,607,775	16,573,280	20,120,920
	Second lien	6.74% (Base Rate + 6.50%), due 2/1/2015	15,000,000	10,606,416	11,325,000

			37,607,775	27,179,696	31,445,920	13.13%

Brand Energy & Infrastructure Services, Inc.
Industrial Services	First lien(3)	2.56% (Base Rate + 2.25%), due 2/7/2014	9,908,492	6,792,468	9,227,283
	First lien(3)	3.56% (Base Rate + 3.25%), due 2/7/2014	11,290,356	7,427,605	10,542,369
	First lien(3)	0.31%, due 2/7/2014	2,626,906	1,557,038	2,364,216
	Second lien	6.31% (Base Rate + 6.00%), due 2/7/2015	6,000,000	2,924,345	5,017,501

			29,825,754	18,701,456	27,151,369	11.34%

Kronos, Inc.
Software	First lien(3)	2.25% (Base Rate + 2.00%), due 6/11/2014	14,003,302	10,784,508	13,268,129
	First lien(1)	Commitment expires 6/11/2013	4,198,500	(629,775)	(535,308)
	Second lien	6.00% (Base Rate + 5.75%), due 6/11/2015	10,700,000	7,679,027	9,416,000

			28,901,802	17,833,760	22,148,821	9.25%

First Data Corporation
Business Services	First lien(3)	3.00% (Base Rate + 2.75%), due 9/24/2014	23,756,962	16,525,978	21,135,035	8.83%
CRC Health Corporation
Healthcare Facilities	First lien(3)	2.50% (Base Rate + 2.25%), due 2/6/2013	22,664,733	16,474,148	20,568,245	8.59%
CDW Corporation
Distribution	First lien(3)	4.23% (Base Rate + 4.00%), due 10/10/2014	21,942,591	17,949,214	18,968,579	7.92%
Attachmate Corporation
Software	Second lien	7.00% (Base Rate + 6.75%), due 10/13/2013	22,500,000	15,897,869	18,450,000	7.71%
Brock Holdings
Industrial Services	First lien(3)	2.32% (Base Rate + 1.96%), due 2/26/2014	18,873,478	14,892,436	15,712,170	6.56%
Laureate Education, Inc.
Education	First lien(3)	3.53% (Base Rate + 3.25%), due 8/15/2014	17,344,259	11,399,671	15,533,952	6.49%
Catalent Pharma Solutions, Inc. (f.k.a. Cardinal Health)
Healthcare Products	First lien(3)	2.48% (Base Rate + 2.25%), due 4/10/2014	13,315,510	9,910,051	11,368,117
	First lien(1)	Commitment expires 4/10/2013	15,000,000	(6,350,000)	(2,625,000)
	Subordinated(2)	9.75%, due 4/15/2017	8,914,370	2,578,986	6,574,347

			37,229,880	6,139,037	15,317,464	6.40%

The accompanying notes are an integral part of these combined financial statements.

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.

Combined Schedule of Investments (Continued)
December 31, 2009

Portfolio Company, Location and Industry	Type of Investment	Interest Rate and Maturity Date	Principal Amount or Par Value	Cost	Fair Value	Percent of Capital
Sheridan Holdings, Inc.
Healthcare Services	First lien(3)	2.50% (Base Rate + 2.25%), due 6/13/2014	$15,674,451	$10,862,969	$14,420,495	6.02%
Intralinks Holdco
Software	Subordinated	13.00%, due 6/15/2015	18,313,821	8,883,957	11,354,569	4.74%
Merrill Communications LLC
Business Services	First lien(3)	8.50% (Base Rate + 6.50%), due 12/22/2012	11,421,788	8,625,678	9,151,708	3.82%
Ability Acquisitions, Inc
Education	First lien	8.25% (Base Rate + 5.00%), due 12/30/2014	4,500,000	4,320,000	4,387,500
	Subordinated	13.25% (Base Rate + 10.00%), due 12/29/2015	4,500,000	4,410,000	4,410,000

			9,000,000	8,730,000	8,797,500	3.67%

Mach Gen, LLC
Power Generation	Second lien	7.76% (Base Rate + 7.50%), due 2/20/2015	10,311,269	7,385,760	7,016,819	2.93%
Berry Plastics Group, Inc.
Packaging	First lien(3)	2.25% (Base Rate + 2.00%), due 4/3/2015	7,918,575	5,591,155	6,911,435	2.89%
Mega Brands, Inc
Consumer Products	First lien	9.75% (Base Rate + 6.25%), due 7/26/2012	11,744,042	6,266,503	6,165,622	2.58%
Brickman Group, Ltd.
Maintenance services	First lien(3)	2.25% (Base Rate + 2.00%), due 1/23/2014	4,238,030	3,859,285	4,008,468	1.67%
Physiotherapy Associates, Inc.
Healthcare Facilities	First lien	7.50% (Base Rate + 4.25%), due 6/28/2013	4,387,521	3,278,242	3,283,327	1.37%
LVI Services, Inc
Industrial Services	First lien	9.25% (Base Rate + 6.00%), due 11/16/2011	4,354,396	3,046,874	2,830,358	1.18%
Datatel, Inc
Software	Second lien	10.25% (Base Rate + 8.25%), due 12/9/2016	2,000,000	1,960,143	2,030,000	0.85%
Sabre, Inc.
Information Technology	First lien(3)	2.49% (Base Rate + 2.25%), due 9/30/2014	2,000,000	1,539,412	1,822,500	0.76%
Education Management Corporation
Education	First lien(1)	Commitment expires 6/1/2012	3,000,000	(1,215,000)	(240,000)	(0.10)%

			$412,412,282	$253,814,364	$320,522,648	133.86%

(1)
Par Value amounts represent the undrawn portion of revolving credit facilities. Cost amounts represent the cash received at settlement date increased for paydowns at par minus the purchase price.

(2)
Reported in USD (locally denominated in Euros)

(3)
The credit facility is collateralized by the indicated investments.

The accompanying notes are an integral part of these combined financial statements.

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.

Combined Schedule of Investments
December 31, 2008

Portfolio Company, Location and Industry	Type of Investment	Interest Rate and Maturity Date	Principal Amount, Par Value or Shares	Cost	Fair Value	Percent of Capital
United States
Education Management Corporation
Education	First lien	3.25% (Base Rate + 1.75%), due 6/3/2013	$29,649,084	$18,966,694	$18,856,818
	First lien	due 6/1/2012	1,674,419	996,279	1,054,884
	First lien(1)	Commitment expires 6/1/2012	1,325,581	(536,860)	(536,860)

			32,649,084	19,426,113	19,374,842	63.83%

RGIS Services LLC
Business Services	First lien	3.76% (Base Rate + 2.50%), due 4/30/2014	29,046,095	15,785,601	14,922,431
	First lien	due 4/30/2013	933,333	401,333	451,500
	First lien(1)	Commitment expires 4/30/2013	4,066,667	(2,318,000)	(2,318,000)

			34,046,095	13,868,934	13,055,931	43.01%

Brickman Group, Ltd.
Maintenance services	First lien	2.46% (Base Rate + 2.00%), due 1/23/2014	20,701,783	12,809,019	12,628,088	41.60%
Laureate Education Inc.
Education	First lien	due 8/15/2014	11,521,316	7,451,971	6,375,124	21.00%
Nielsen Finance LLC
Media	First lien	4.24% (Base Rate + 2.00%), due 8/9/2013	9,974,505	6,305,804	6,788,898	22.37%
Kronos, Inc.
Software	First lien	3.71% (Base Rate + 2.25%), due 6/11/2014	4,854,557	3,024,450	3,228,281	10.64%

			$113,747,340	$62,886,291	$61,451,164	202.45%

(1)
Par Value amounts represent the undrawn portion of revolving credit facilities. Cost amounts represent the cash received at settlement date increased for paydowns at par minus the purchase price.

The accompanying notes are an integral part of these combined financial statements.

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.

Combined Statements of Operations
for the year ended December 31, 2009 and from
October 29, 2008 (commencement of operations) to December 31, 2008

	December 31, 2009	December 31, 2008
Investment income
Interest income	$21,108,672	$85,735
Other income	658,035	170,208

Total investment income	21,766,707	255,943

Expenses
Management fee, net	134,966	—
Interest expense	420,723	—
Administrative costs	232,443	—
Professional fees	381,877	—
Other expenses	188,975	—

Total expenses	1,358,984	—

Net investment income	20,407,723	255,943
Realized gains on investments	37,128,956	—
Net change in unrealized appreciation (depreciation) of investments	68,143,411	(1,435,127)

Net income (loss)	$125,680,090	$(1,179,184)

The accompanying notes are an integral part of these combined financial statements.

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.

Combined Statements of Changes in Capital
for the year ended December 31, 2009 and from
October 29, 2008 (commencement of operations) to December 31, 2008

	December 31, 2009	December 31, 2008
Capital at beginning of period	$30,353,903	$—
Contributions	285,501,773	31,533,087
Distributions	(202,095,083)	—
Net investment income	20,407,723	255,943
Realized gains on investments	37,128,956	—
Net change in unrealized appreciation (depreciation) of investments	68,143,411	(1,435,127)

Capital at end of period	$239,440,683	$30,353,903

The accompanying notes are an integral part of these combined financial statements.

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.

Combined Statements of Cash Flows
for the year ended December 31, 2009 and from
October 29, 2008 (commencement of operations) to December 31, 2008

	December 31, 2009	December 31, 2008
Cash flows from operating activities
Net income (loss)	$125,680,090	$(1,179,184)
Adjustments to reconcile net loss to net cash used in operating activities:
Purchase of investments	(274,180,589)	(65,873,356)
Proceeds from sales and paydowns of investments	125,429,657	132,205
Cash received for purchase of undrawn portion of revolving credit facility	5,798,346	2,854,860
Amortization of purchase discount	(10,030,920)	—
Realized gains on investments	(37,128,956)	—
Net change in unrealized (appreciation) depreciation of investments	(68,143,411)	1,435,127
Non-cash interest	(815,611)	—
Increase in receivable from unsettled securities sold	(5,124,622)	—
Increase in interest receivable	(770,292)	(28,470)
Increase in other assets	(1,407)	—
Decrease in payable for unsettled securities purchased	(19,082,935)	31,315,200
Increase in interest payable	417,726	—
Increase in payable to affiliates	392,679	—
Increase in other liabilities	329,604	—

Net cash flows used in operating activities	(157,230,641)	(31,343,618)

Cash flows from financing activities
Contributions	285,501,773	31,533,087
Distributions	(202,095,083)	—
Proceeds from credit facility	77,744,675	—

Net cash flows provided by financing activities	161,151,365	31,533,087

Net increase in cash and cash equivalents	3,920,724	189,469
Cash and cash equivalents at the beginning of the year	189,469	—

Cash and cash equivalents at the end of the year	$4,110,193	$189,469

The accompanying notes are an integral part of these combined financial statements.

NOTES TO THE COMBINED FINANCIAL STATEMENTS

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
for the year ended December 31, 2009 and from October 29, 2008
(commencement of operations) to December 31, 2008

1. Formation and Business Purposes

          New Mountain Guardian (Leveraged), L.L.C. ("NMG (Leveraged)" or the "LLC") is a Delaware limited liability company formed on October 29, 2008 as an investment vehicle for New Mountain Guardian AIV, L.P. ("NMG AIV"). NMG AIV is the sole member of NMG (Leveraged). NMG AIV was formed by New Mountain Partners III, L.P. ("NMP III") as an alternative investment vehicle to invest in Permitted Debt Investments pursuant to the NMP III Second Amended and Restated Partnership Agreement, Amendment #2 passed by a majority of the limited partners. New Mountain Guardian Debt Funding, L.L.C. ("NMG DF") is a Delaware limited liability company formed on October 9, 2009 as an investment vehicle for the LLC.

          New Mountain Guardian Partners, L.P. ("NMGP" or the "Partnership") is a Delaware limited partnership formed on February 20, 2009 to achieve long-term capital appreciation through debt and debt-related investments. The General Partner of the Partnership is New Mountain Guardian GP, L.L.C. (the "General Partner"), a Delaware limited liability company. New Mountain Guardian Partners (Leveraged), L.L.C. ("NMGP Leveraged") and New Mountain Guardian Partners Debt Funding, L.L.C. ("NMGP DF") are both Delaware limited liability companies that were formed on October 9, 2009 as investment vehicles for the Partnership. The sole limited partner of NMGP is New Mountain Guardian Partners (Cayman), L.P. ("NMGP Cayman").

          NMG (Leveraged) is the sole member of NMG DF. NMGP is the sole member of NMGP Leveraged and NMGP Leveraged is the sole member of NMGP DF. NMG (Leveraged) and NMGP are combined in these financial statements. As used herein, references to the "Combined Entities" refers to the combined NMG (Leveraged) and NMGP. These have been combined as they are under common control and management.

2. Summary of Significant Accounting Policies

          On July 1, 2009, the Financial Accounting Standards Board (the "FASB") issued the FASB Accounting Standards Codification (the "Codification"). The Codification is effective for interim and annual periods ending after September 15, 2009 and is the source, along with guidance issued by the Securities and Exchange Commission, of authoritative U.S. accounting and reporting standards for nongovernmental entities. The Codification is a major restructuring of accounting and reporting standards designed to simplify user access to all authoritative accounting principles generally accepted in the United States of America by providing the authoritative literature in a topically organized structure.

          Basis of accounting — The combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. All intercompany transactions have been eliminated. Revenues are recognized when earned and expenses when incurred. Realized gains and losses are determined on the specific identification method.

          Investments — The Combined Entities account for their investments in accordance with the Fair Value and Disclosures Topic of the Codification ("ASC 820") (formerly, FASB Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements), which defines fair value, establishes a framework for measuring fair value, and requires enhanced disclosures about fair value measurements. In accordance with ASC 820, investments are reflected on the Combined Statements of Assets, Liabilities and Capital at fair value, with changes in unrealized gains and losses resulting from changes in fair value reflected in the Combined Statements of Operations as

NOTES TO THE COMBINED FINANCIAL STATEMENTS (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
for the year ended December 31, 2009 and from October 29, 2008
(commencement of operations) to December 31, 2008

2. Summary of Significant Accounting Policies (Continued)

"Net change in unrealized appreciation (depreciation) of investments." Fair value is the amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

          The Combined Entities engage a third-party pricing service, Reuters/LPC, in order to independently quote the fair values of the debt investments. The Combined Entities will utilize the mean of the mean of the bid and ask (in the case where there is more than one broker quote). In the case where no quote is able to be obtained through the Reuters/LPC pricing service, the Combined Entities will use an alternative independent accredited source. The Combined Entities may corroborate the quoted price with the same or similar transactions that a broker or others have entered into. Management of the Combined Entities is responsible for determining the fair value of the investments.

          The values assigned to investments are based upon available information and do not necessarily represent amounts which might ultimately be realized, since such amounts depend on future circumstances and cannot be reasonably determined until the individual positions are liquidated.

          Investment transactions are recorded on a trade date basis.

          See note 3, Investments, for further discussion relating to the Combined Entities' investments.

          Contingencies — In the normal course of business, the Combined Entities enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. In addition, under the terms of the LLC Agreement and limited partnership agreement, the Combined Entities have agreed to indemnify Management, its officers, directors, employees, agents or any person who serves on behalf of the Combined Entities from any loss, claim, damage, or liability which such person incurs by reason of his performance of activities of the Combined Entities, provided they acted in good faith. Based on experience, Management expects the risk of loss related to the Combined Entities' indemnifications to be remote.

          Use of estimates — The preparation of the combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

          Receivable from unsettled securities sold — This represents amounts owed to the Combined Entities for securities that were sold prior to the period end, but not yet settled as of the period end.

          Payable for unsettled securities purchased — This represents amounts owed by the Combined Entities for securities that were purchased prior to the period end, but not yet settled as of the period end.

          Interest income — Interest income, including accretion of discount, is recorded on an accrual basis. Interest income also includes interest earned from cash on hand.

NOTES TO THE COMBINED FINANCIAL STATEMENTS (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
for the year ended December 31, 2009 and from October 29, 2008
(commencement of operations) to December 31, 2008

2. Summary of Significant Accounting Policies (Continued)

          Other income — Other income represents delayed compensation and miscellaneous fees received from borrowers. Delayed compensation is income earned from a counterparty on trades that do not settle within a set number of business days after trade date.

          Interest expense — Interest expense is recorded on an accrual basis and includes interest owed on loans payable.

          Income taxes — The Combined Entities adopted the Income Taxes topic of the Codification ("ASC 740"), (formerly FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes) on January 1, 2009, which clarifies the accounting for uncertainty in income taxes recognized in an entity's financial statements, and prescribes a recognition threshold and measurement attribute for financial statement recognition and measurement of a tax position taken or expected to be taken. Based on its analysis, Management has determined that the adoption of ASC 740 did not have a material impact to the Combined Entities' combined financial statements.

          The Combined Entities recognize tax-related interest and penalties, if applicable, as a component of income tax expense. For the year ended December 31, 2009 and the period ended December 31, 2008, no such amounts were recognized. The 2008 tax year of the Combined Entities remains subject to examination by the U.S. Federal, state, and local tax authorities.

          The assets, liabilities, investment income, and expenses of the Combined Entities are recorded on the federal income tax returns of NMG AIV, of which NMG (Leveraged) is a wholly owned subsidiary, and NMGP.

          NMG (Leveraged) is a single member limited liability company which is disregarded for federal, state, and local income tax purposes. Each partner of NMGP is individually responsible for reporting income or loss, to the extent required by the federal and state income tax laws and regulations, based upon its respective share of the Partnership's income and expense as reported for income tax purposes. Accordingly, income taxes have not been provided for in the accompanying combined financial statements.

          Cash and cash equivalents — The Combined Entities consider cash and cash equivalents to be cash and short-term, highly liquid investments with original maturities of three months or less.

          Carried interest — Carried Interest is comprised of two amounts. First, amounts on unrealized appreciation and interest income are allocated to the General Partner of NMGP on the assumption that the Partnership ceased operations on December 31, 2009 and liquidated its investments at the current valuation. In this hypothetical scenario the General Partner would be due these amounts on the distribution of proceeds raised from the liquidation. The second amount is any actual distribution of Carried Interest made during the reporting period. The General Partner received no distributions of carried interest in 2009, but was allocated $250,511 of unrealized Carried Interest. The Partnership did not exist in 2008 and NMG (Leveraged) does not have any allocations or payments of Carried Interest as it is structured as a limited liability company. Carried Interest is allocated and paid from NMG AIV.

          Fair value of financial instruments — Assets and liabilities which qualify as financial instruments under FASB Accounting Standards Codification Topic 825 ("ASC 825"), (formerly SFAS

NOTES TO THE COMBINED FINANCIAL STATEMENTS (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
for the year ended December 31, 2009 and from October 29, 2008
(commencement of operations) to December 31, 2008

2. Summary of Significant Accounting Policies (Continued)

No. 107, Disclosures about Fair Value of Financial Instruments), are carried at fair value or contractual amounts approximating fair value.

          Foreign securities — Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Combined Entities do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with "Net change in unrealized appreciation (depreciation) of investments" and "Realized gains on investments" in the Combined Statements of Operations.

          Recent accounting pronouncements — In January 2010, the FASB issued Accounting Standards Update No. 2010-06 ("ASU 2010-06"), Improving Disclosures about Fair Value Measurements, which, among other things, amends ASC 820 to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e., to present such items on a gross basis rather than on a net basis), and which clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value for measurements that fall within either Level 2 or Level 3 of the fair value hierarchy. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements (which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years). Management is currently assessing the impact that the adoption of ASU 2010-06 will have on the Combined Entities' combined financial statement disclosures.

3. Investments

          The Combined Entities account for their investments in accordance with ASC 820, (formerly SFAS No. 157, Fair Value Measurements), which defines fair value, establishes a framework for measuring fair value, and requires enhanced disclosures about fair value measurements. ASC 820 established a fair value hierarchy which prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment, and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily-available actively quoted prices or for which fair value can be measured from actively-quoted prices in an orderly market will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

          Investments measured and reported at fair value are classified and disclosed in one of the following categories (from highest to lowest) based on inputs:

            Level I — Quoted prices (unadjusted) are available in active markets for identical investments that the Combined Entities have the ability to access as of the reporting date. The type of investments which would generally be included in Level I include listed equity securities and listed derivatives. As required by ASC 820, the Combined Entities, to the extent that they hold such investments, do not adjust the quoted price for these investments, even in

NOTES TO THE COMBINED FINANCIAL STATEMENTS (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
for the year ended December 31, 2009 and from October 29, 2008
(commencement of operations) to December 31, 2008

3. Investments (Continued)

  situations where the Combined Entities hold a large position and a sale could reasonably impact the quoted price.

            Level II — Pricing inputs are observable for the investments, either directly or indirectly, as of the reporting date, but are not the same as those used in Level I. Fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in this category include publicly-traded securities with restrictions on disposition.

            Level III — Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant judgment or estimation by Management. The types of investments which would generally be included in this category include debt and equity securities issued by private entities.

          In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input that is significant to the fair value measurement. The Combined Entities' assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

          The following table summarizes the levels in the fair value hierarchy that the Combined Entities' Portfolio Investments fall into as of December 31, 2009:

	Total	Level I	Level II	Level III
Publicly traded investments	$320,522,648	$—	$320,522,648	$—

          The following table summarizes the levels in the fair value hierarchy that the Combined Entities' Portfolio Investments fall into as of December 31, 2008:

	Total	Level I	Level II	Level III
Publicly traded investments	$61,451,164	$—	$61,451,164	$—

          At December 31, 2009 investments consisted of the following:

	Cost	Fair Value
First lien	$191,487,861	$244,928,412
Second lien	46,453,560	53,255,320
Subordinated	15,872,943	22,338,916

Total investments	$253,814,364	$320,522,648

NOTES TO THE COMBINED FINANCIAL STATEMENTS (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
for the year ended December 31, 2009 and from October 29, 2008
(commencement of operations) to December 31, 2008

3. Investments (Continued)

	Cost	Fair Value
Business Services	$47,157,777	$66,825,035
Consumer Products	6,266,503	6,165,622
Distribution	17,949,214	18,968,579
Education	18,914,671	24,091,452
Healthcare Facilities	19,752,390	23,851,572
Healthcare Products	6,139,037	15,317,464
Healthcare Services	38,042,665	45,866,415
Industrial Services	36,640,766	45,693,897
Information Technology	1,539,412	1,822,500
Maintenance services	3,859,285	4,008,468
Packaging	5,591,155	6,911,435
Power Generation	7,385,760	7,016,819
Software	44,575,729	53,983,390

Total investments	$253,814,364	$320,522,648

          At December 31, 2008 investments consisted of the following:

	Cost	Fair Value
First lien	$62,886,291	$61,451,164

	Cost	Fair Value
Business Services	$13,868,934	$13,055,931
Education	26,878,084	25,749,966
Maintenance services	12,809,019	12,628,088
Media	6,305,804	6,788,898
Software	3,024,450	3,228,281

Total investments	$62,886,291	$61,451,164

          Investment risk factors — The Combined Entities seek investment opportunities that offer the possibility of attaining substantial capital appreciation. Certain events particular to each industry in which the Combined Entities' investments conduct their operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Combined Entities' investments and/or on the fair value of the Combined Entities' investments.

          Due to the continuing economic slowdown, there has been a lower volume of purchase and sale transactions across all industries, which has limited the amount of observable inputs available to management in estimating the fair value of the Combined Entities' investments.

          Certain of the Combined Entities' investments are denominated in foreign currencies that may be negatively affected by movements in the rate of exchange between the United States dollar and such foreign currencies.

NOTES TO THE COMBINED FINANCIAL STATEMENTS (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
for the year ended December 31, 2009 and from October 29, 2008
(commencement of operations) to December 31, 2008

3. Investments (Continued)

          The above events are beyond the control of the Combined Entities and cannot be predicted. Furthermore, the ability to liquidate investments and realize value is subject to uncertainties. There may also be risk associated with the concentration of investments in one geographic region or in certain industries.

          As of December 31, 2009 and December 31, 2008, the Combined Entities have unfunded commitments on revolving credit facilities of $27,198,500 and $5,392,248 respectively, which are disclosed on the Combined Schedules of Investments.

4. Allocations of Distributions and Profits and Losses

          Items of income, expense, gain, and loss of NMG (Leveraged) are allocated to its sole member NMG AIV. In accordance with the Partnership Agreement of NMGP, Distributable Cash attributable to any portfolio investment shall initially be apportioned among the General Partner and NMGP Cayman in proportion to their sharing percentages with respect to that portfolio investment. Except as otherwise provided in the Partnership Agreement, the amount apportioned to the General Partner shall be distributed to the General Partner. The amount apportioned to NMGP Cayman shall be distributed as follows:

  (a)
  First, 100% to NMGP Cayman until the cumulative amount distributed to NMGP Cayman pursuant to this clause is equal to the sum of (i) the aggregate Capital Contributions of NMGP Cayman used to fund the acquisition cost of such Portfolio Investment and of each Portfolio Investment previously disposed of and the amount of NMGP Cayman's Net Unrealized Loss at such time, and (ii) the aggregate Capital Contributions of NMGP Cayman used to fund Organizational Expenses and Fund Expenses that at the time of such distribution are apportioned pursuant to the Portfolio Investments (or portions thereof) described in clause (a)(i) above at such time;

  (b)
  Second, 100% to NMGP Cayman until the cumulative amount distributed to NMGP Cayman is sufficient to provide NMGP Cayman with interest at the rate of 8% per annum, compounded annually, on (i) the Capital Contributions described in clause (a)(i) above (computed from the dates the Partnership acquires the Portfolio Investments described therein) and (ii) the Capital Contributions described in clause (a)(ii) above (computed from the due dates specified in the applicable Drawdown Notices);

  (c)
  Third, 100% to the General Partner until the cumulative amount distributed to the General Partner with respect to NMGP Cayman is equal to 10% of the excess of (i) the cumulative amounts distributed to NMGP Cayman and to the General Partner attributable to NMGP Cayman over (ii) the Capital Contributions of NMGP Cayman then described in clause (a) above; and

  (d)
  Fourth, 90% to NMGP Cayman and 10% to the General Partner.

          Distributable Cash resulting from Bridge Financing shall be distributed to the Partners in proportion to the Capital Contributions used to acquire the Bridge Financing.

NOTES TO THE COMBINED FINANCIAL STATEMENTS (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
for the year ended December 31, 2009 and from October 29, 2008
(commencement of operations) to December 31, 2008

4. Allocations of Distributions and Profits and Losses (Continued)

          Items of income, expense, gain, loss and deduction are allocated to the Partners on the basis of distributions described above.

5. Management of the Combined Entities

          NMG (Leveraged) has appointed New Mountain Capital, L.L.C. ("New Mountain Capital") and NMGP has appointed New Mountain Guardian Advisors, L.L.C. ("New Mountain Guardian Advisors") as the investment advisers and Managers of the Combined Entities. A Management Fee is not charged to NMG (Leveraged), as it is paid to New Mountain Capital by NMP III. A Management Fee is paid by NMGP to New Mountain Guardian Advisors in semi-annual installments on January 1 and July 1 of each year (the "Payment Date"). During the Investment Period, the Management Fee is equal to 0.875% per annum of Capital Commitments of NMGP Cayman and, thereafter, is equal to 0.5% per annum of the Actively Invested Capital of NMGP Cayman as of the relevant Payment Date. The Management Fee is reduced, but not below zero, by (a) Placement fees paid by NMGP Cayman since the preceding Payment Date; (b) 65% of the break-up, transaction and/or monitoring fees received in the preceding year by the Manager and (c) the Partnership's share of organization costs paid in excess of $1 million. Gross management fee for the period February 20, 2009 (commencement of operations) through December 31, 2009 of $134,966 had no reductions as described above. Additionally, the management fee accrued has not yet been drawn down from NMGP Cayman as of December 31, 2009.

6. Credit Facility

          The Loan and Security Agreement dated October 21, 2009 among NMG (Leveraged) as the Collateral Manager, NMG DF as the borrower, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, is structured as a revolving credit facility and matures on October 21, 2014. The maximum amount of revolving borrowings available under this credit facility is $112.5 million. The outstanding balance of this facility as of December 31, 2009 was $75,778,584. The loan is collateralized by the investments of NMG DF on an investment by investment basis, totaling $227,183,693. NMG DF was in compliance with all of its debt covenants as of December 31, 2009.

          The Loan and Security Agreement dated November 19, 2009 among NMGP Leveraged as the Collateral Manager, NMGP DF as the borrower, Wells Fargo Securities, L.L.C. as the Administrative Agent, and Wells Fargo Bank, National Association, as the Collateral Custodian, is structured as a revolving credit facility and matures on October 21, 2014. The maximum amount of revolving borrowings available under this credit facility is $7.5 million. The outstanding balance of this facility as of December 31, 2009 was $1,966,091. The loan is collateralized by the investments of NMGP DF on an investment by investment basis, totaling $5,279,445. The Partnership was in compliance with all of its debt covenants as of December 31, 2009.

          Both borrowings bear interest at a rate of LIBOR plus 3.00% per annum. A commitment fee is also paid, based on the unused facility amount multiplied by the Non-Usage Fee Rate (as defined in the credit agreement). Interest expense and commitment fees on the combined undrawn

NOTES TO THE COMBINED FINANCIAL STATEMENTS (Continued)

New Mountain Guardian (Leveraged), L.L.C. and New Mountain Guardian Partners, L.P.
for the year ended December 31, 2009 and from October 29, 2008
(commencement of operations) to December 31, 2008

6. Credit Facility (Continued)

amounts were $420,723 and $51,966, respectively, for the year ended December 31, 2009. The weighted average interest rate for the year ended December 31, 2009 for each facility was 3.2%.

7. Financial Highlights

          Financial highlights are calculated for the Combined Entities as a whole. One of the financial highlights, the Combined Entities' Internal Rate of Return ("IRR"), is calculated by including cash flows since inception and assumes the liquidation value of the Combined Entities is the final cash flow. The calculation of the ratio of net investment income to average capital has been annualized, except for other income, which is non-recurring for the period from October 29, 2008 to December 31, 2008. As of December 31, 2008 the Combined Entities had incurred no expenses.

IRR at December 31, 2009	89.4%
IRR at December 31, 2008	(61.8)%

          Ratio to Average Capital for the year ended December 31, 2009:

Expenses, excluding carried interest	0.7%
Carried interest	0.1%

Total expenses and carried interest	0.8%

Net investment income	10.4%

          Ratio to Average Capital from October 29, 2008 to December 31, 2008:

Expenses, excluding carried interest	0.0%
Carried interest	0.0%

Total expenses and carried interest	0.0%

Net investment income	9.4%

8. Subsequent Events

          The Combined Entities adopted the Subsequent Events topic of the Codification, ASC 855 (formerly SFAS No. 165, Subsequent Events). Subsequent events have been evaluated through June 2, 2010, which is the date that these combined financial statements were available to be issued. As a result of the Combined Entities' evaluation, the Combined Entities noted no subsequent events that require adjustment to, or disclosure in, these combined financial statements.

                          Shares

New Mountain Guardian Corporation

Common Stock

PRELIMINARY PROSPECTUS

Goldman, Sachs & Co.

Wells Fargo Securities

          Through and including                           , 2010 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to a dealer's obligation to deliver a prospectus when acting as an underwriter and with respect to an unsold allotment or subscription.

PART C
Other Information

Item 25.    Financial Statements And Exhibits

  (1)
  Financial Statements

          The following financial statements of New Mountain Guardian Corporation (the "Registrant" or the "Company") are included in Part A of this Registration Statement:

INDEX TO FINANCIAL STATEMENTS

Page
INTERIM COMBINED FINANCIAL STATEMENTS:
Combined Statements of Assets, Liabilities and Capital as of March 31, 2010 (unaudited) and December 31, 2009	F-2
Combined Schedule of Investments as of March 31, 2010 (unaudited)	F-3
Combined Schedule of Investments as of December 31, 2009	F-5
Combined Statements of Operations for the three months ended March 31, 2010 (unaudited) and March 31, 2009 (unaudited)	F-7
Combined Statements of Changes in Capital for the three months ended March 31, 2010 (unaudited) and March 31, 2009 (unaudited)	F-8
Combined Statements of Cash Flows for the three months ended March 31, 2010 (unaudited) and March 31, 2009 (unaudited)	F-9
Notes to the Combined Financial Statements for the three months ended March 31, 2010 and March 31, 2009 (unaudited)	F-10
AUDITED COMBINED FINANCIAL STATEMENTS:
Report of Independent Registered Public Accounting Firm	F-19
Combined Statements of Assets, Liabilities and Capital as of December 31, 2009 and December 31, 2008	F-20
Combined Schedule of Investments as of December 31, 2009	F-21
Combined Schedule of Investments as of December 31, 2008	F-23
Combined Statements of Operations for the year ended December 31, 2009 and from October 29, 2008 (commencement of operations) to December 31, 2008	F-24
Combined Statements of Changes in Capital for the year ended December 31, 2009 and from October 29, 2008 (commencement of operations) to December 31, 2008	F-25
Combined Statements of Cash Flows for the year ended December 31, 2009 and from October 29, 2008 (commencement of operations) to December 31, 2008	F-26
Notes to the Combined Financial Statements for the year ended December 31, 2009 and from October 29, 2008 (commencement of operations) to December 31, 2008	F-27

  (2)
  Exhibits

(a)(1)	Certificate of Incorporation of the Registrant
(a)(2)	Amended and Restated Certificate of Incorporation of the Registrant*
(b)(1)	Bylaws of the Registrant
(b)(2)	Amended and Restated Bylaws of the Registrant*
(d)	Form of Common Stock Certificate*
(e)	Dividend Reinvestment Plan*
(f)(1)	Loan and Security Agreement by and among New Mountain Guardian (Leveraged), L.L.C., New Mountain Guardian Debt Funding, L.L.C., each of the Lenders thereto, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, N.A., as Collateral Agent*
(f)(2)	Loan and Security Agreement by and among New Mountain Guardian Partners (Leveraged), L.L.C., New Mountain Guardian Partners Debt Funding, L.L.C., each of the Lenders thereto, Wells Fargo Securities, LLC, as Administrative Agent, and Wells Fargo Bank, N.A., as Collateral Agent*
(g)	Form of Investment Management Agreement*
(h)	Form of Underwriting Agreement*
(j)	Custodian Agreement*
(k)(1)	Form of Administration Agreement*
(k)(2)	Form of License Agreement*
(k)(3)	Form of Registration Rights Agreement*
(k)(4)	Amended and Restated Limited Liability Company Agreement of New Mountain Guardian (Leveraged) L.L.C.*
(k)(5)	Second Amended and Restated Limited Liability Company Agreement of New Mountain Guardian (Leveraged) L.L.C.*
(k)(6)	Form of Acquisition Agreement*
(l)	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP*
(n)(1)	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (incorporated by reference to exhibit (l) hereto)*
(n)(2)	Consent of Deloitte & Touche LLP
(n)(3)	Report of Deloitte & Touche LLP
(r)	Code of Ethics*

*
To be filed by pre-effective amendment.

Item 26.    Marketing Arrangements

          The information contained under the heading "Underwriting" in this Registration Statement is incorporated herein by reference.

Item 27.    Other Expenses Of Issuance And Distribution

SEC registration fee		$14,260
NYSE listing fee	$	*
FINRA filing fee		$20,500
Accounting fees and expenses	$	*
Legal fees and expenses	$	*
Printing and engraving	$	*
Transfer agent fees	$	*
Miscellaneous fees and expenses	$	*

Total	$	*

*
To be completed by amendment.

Item 28.    Persons Controlled By Or Under Common Control

          Prior to this offering, one share of New Mountain Guardian's common stock was outstanding which is owned by New Mountain Capital, L.L.C. Following the completion of this offering, the Registrant will own approximately         % of the common membership units of New Mountain Guardian Holdings, L.L.C., a Delaware limited liability company ("NMG LLC").

Item 29.    Number Of Holders Of Securities

          The following table sets forth the number of record holders of the Company's common stock at                          2010.

Title of Class	Number of Record Holders
Common stock, $0.01 par value	1

Item 30.    Indemnification

          Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and specific other persons to the extent and under the circumstances set forth therein.

          Section 102(b)(7) of the Delaware General Corporation Law allows a Delaware corporation to eliminate the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (a) from any breach of the director's duty of loyalty to the corporation or its stockholders; (b) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) from any transaction from which the director derived an improper personal benefit.

          Subject to the 1940 Act or any valid rule, regulation or order of the SEC thereunder, our certificate of incorporation, effective as of                          , 2010 provides that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, in accordance with provisions corresponding to Section 145 of the Delaware General Corporation Law. The 1940 Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition, our certificate of incorporation will provide that the indemnification described therein is not exclusive and shall not exclude any other rights to which the person seeking to be indemnified may be entitled under statute, any bylaw, agreement, vote of stockholders or directors who are not interested persons, or otherwise, both as to action in his official capacity and to his action in another capacity while holding such office.

          The above discussion of Section 145 of the Delaware General Corporation Law and the Registrant's certificate of incorporation is not intended to be exhaustive and is respectively qualified in its entirety by such statute and the Registrant's certificate of incorporation.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          As of the date of the completion of this offering, the Registrant will have obtained primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on the Registrant's behalf, may also pay amounts for which the Registrant has granted indemnification to the directors or officers.

          The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, New Mountain Guardian Advisors, or the Investment Advisor, and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it are entitled to indemnification from NMG LLC for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Advisor's services under the Investment Management Agreement or otherwise as an investment advisor of NMG LLC.

          The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, New Mountain Guardian Administration and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant and NMG LLC for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of services under the Administration Agreement or otherwise as administrator for the Registrant and NMG LLC.

          Pursuant to the underwriting agreement for this offering, the Registrant has agreed to indemnify the several underwriters against specific liabilities, including liabilities under the Securities Act.

Item 31.    Business And Other Connections Of Investment Advisor

          A description of any other business, profession, vocation, or employment of a substantial nature in which the Investment Advisor, and each director or executive officer of the Investment Advisor, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled "Management — Biographical Information — Directors", "Portfolio Management — Investment Personnel", "Management — Biographical Information — Executive Officers Who Are Not Directors" and "Investment Management Agreement". Additional information regarding the Investment Advisor and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-         ), and is incorporated herein by reference.

Item 32.    Location Of Accounts And Records

          All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

  (1)
  the Registrant, New Mountain Guardian Corporation, 787 7th Avenue, 48th Floor, New York, NY 10019;

  (2)
  the Transfer Agent;

  (3)
  the Custodian;

  (4)
  the Investment Advisor, New Mountain Guardian Advisor BDC, L.L.C., 787 7th Avenue, 48th Floor, New York, NY 10019; and

  (5)
  the Administrator, New Mountain Guardian Administration, L.L.C., 787 7th Avenue, 48th Floor, New York, NY 10019.

Item 33.    Management Services

          Not Applicable.

Item 34.    Undertakings

          1.      The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from the net asset value as of the effective date of this registration statement, or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

          2.      The Registrant hereby undertakes that:

            (a)     For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

            (b)     For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 22, 2010.

NEW MOUNTAIN GUARDIAN CORPORATION
By:	/s/ ROBERT A. HAMWEE

Name:	Robert A. Hamwee
Title:	Chief Executive Officer (Principal Executive Officer)

POWER OF ATTORNEY

          Each of the undersigned does hereby appoint Robert A. Hamwee, to be his true and lawful attorney and agent to execute on behalf of the undersigned (whether on behalf of the Company or as an officer or director thereof, or by attesting the seal of the Company, or otherwise) a Registration Statement and any and all amendments (including post-effective amendments) and all documents relating thereto, and to file the same with all relevant exhibits or documents with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Company which may be issued from time to time pursuant to a Registration Statement on Form N-2.

          This Power of Attorney may be executed in counterparts and all such duly executed counterparts shall together constitute the same instrument.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed by the following persons in the capacities set forth below on the date indicated.

Name	Title	Date

/s/ ROBERT A. HAMWEE Robert A. Hamwee	Chief Executive Officer (Principal Executive Officer) and Director	July 22, 2010
/s/ ADAM WEINSTEIN Adam Weinstein	Chief Financial Officer (Principal Financial and Accounting Officer)	July 22, 2010
/s/ STEVEN B. KLINSKY Steven B. Klinsky	Director	July 22, 2010
/s/ ADAM J. COLLINS Adam J. Collins	Director	July 22, 2010